UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2021 (February 21, 2021)

FORTRESS VALUE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-39439	85-1408039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York 10105 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 798-6100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	FAII.U	New York Stock Exchange
Class A common stock, par value of $0.0001 per share	FAII	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FAII WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 21, 2021, Fortress Value Acquisition Corp. II, a Delaware corporation (“Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Parent, FVAC Merger Corp. II, a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”), and Wilco Holdco, Inc., a Delaware corporation (the “Company”). The Merger Agreement and the transactions contemplated thereby will constitute a “Business Combination” as contemplated by Parent’s Amended and Restated Certificate of Incorporation (the “Charter”).

Pursuant to the Merger Agreement, among other things, Merger Sub will merge with and into the Company, with the Company being the surviving corporation (the “Merger”, and together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). As a result of the Business Combination, the Company will become a direct, wholly-owned subsidiary of Parent.

The Merger Agreement and the Business Combination were unanimously approved by the board of directors of Parent (the “Parent Board”) on February 21, 2021.

The Merger Agreement

Consideration

Subject to the terms and conditions of the Merger Agreement, the consideration to be paid in respect of each share of common stock of the Company issued and outstanding (other than any such shares held by the Company’s treasury or held, directly or indirectly, by Parent, Merger Sub or any direct, wholly-owned subsidiary of the Company) immediately prior to the effective time of the Merger (the number of such issued and outstanding shares, the “Outstanding Company Common Stock”), will be:

•

(a) a number of shares of Class A common stock of Parent (with each share valued at $10.00), par value $0.0001 per share (“Parent Class A Stock”), equal in value to (i) $1,303,000,000, divided by (ii) the Outstanding Company Common Stock; and

•

(b) the contingent right to receive a number of shares of Parent Class A Stock that may be issued pursuant to an earnout, as described below and in the Merger Agreement (such shares, the “Earn Out Shares”), following the closing of the Business Combination (the “Closing”, and the date on which the Closing actually occurs, the “Closing Date”).

Subject to the terms and conditions of the Merger Agreement, the consideration to be paid in respect of each share of preferred stock of the Company issued and outstanding (other than any such shares held by the Company’s treasury or held, directly or indirectly, by Parent, Merger Sub or any direct, wholly-owned subsidiary of the Company) immediately prior to the effective time of the Merger (the number of such issued and outstanding shares, the “Outstanding Company Preferred Stock”), shall be:

•	(a) an amount in cash, equal to $59,000,000 (the “Preferred Cash Consideration”), divided by the Outstanding Company Preferred Stock, and

•

(b) a number of shares of Parent Class A Stock equal in value to (i) the product of (A) (x) the aggregate Liquidation Amount (as defined in the Company Certificate of Incorporation (the “Company Charter”)) as of the Closing Date with respect to the Company’s preferred stock (after reducing such Liquidation Amount by the Preferred Cash Consideration) (the “Preferred Stock Adjusted Base”) plus (y) an aggregate accrued amount, calculated based on the Preferred Stock Adjusted Base, at the Dividend Rate (as defined in the Company Charter) from the Closing Date through the date that is 180 days from the Closing Date, multiplied by (B) 1.05, divided by (ii) the Outstanding Company Preferred Stock.

Pursuant to the contingent rights set forth above, the Earn Out Shares shall be payable to Wilco Acquisition, LP (the sole holder of common stock of the Company as of the date of the Merger Agreement) or its designees, in the amounts set forth below if the price targets set forth below are achieved any time between the Closing and the 10 year anniversary of the Closing:

•

In the event the volume weighted average closing sale price of one share of Parent Class A Stock as reported on the New York Stock Exchange (the “NYSE”) (“VWAP”) is greater than $12.00 for at least 5 days out of a period of 10 consecutive trading days ending on the trading day immediately prior to the date of determination, there shall be a one-time issuance of (A) the percentage allocation of the closing number of Parent Class A Stock issued to such holder multiplied by (B) 5,000,000 shares of Parent Class A Stock;

•

In the event the VWAP is greater than $14.00 for at least 5 days out of a period of 10 consecutive trading days ending on the trading day immediately prior to the date of determination, there shall be a one-time issuance of (A) the percentage allocation of the closing number of Parent Class A Stock issued to such holder multiplied by (B) 5,000,000 shares of Parent Class A Stock; and

•

In the event the VWAP is greater than $16.00 for at least 5 days out of a period of 10 consecutive trading days ending on the trading day immediately prior to the date of determination, there shall be a one-time issuance of (A) the percentage allocation of the closing number of Parent Class A Stock issued to such holder multiplied by (B) 5,000,000 shares of Parent Class A Stock.

In the event that there is an agreement with respect to the sale or other change of control of Parent entered into after the Closing and prior to the 10 year anniversary of the Closing, that will result in the holders of Parent Class A Stock receiving a per share price in excess of the applicable VWAP set forth above, then the applicable Earn Out Shares that have not been issued prior to the closing of such sale or change of control shall be issued by Parent on the day prior to such sale or change of control. Following such sale or change of control, Parent and the surviving corporation will take proper provision to ensure that any Earn Out Shares that have not previously been issued will remain eligible to be paid through the end of the 10 year anniversary of the Closing.

Representations, Warranties and Covenants

Each of Parent, Merger Sub and the Company have made representations, warranties and covenants that are customary for a transaction of this nature. The representations and warranties contained in the Merger Agreement terminate and are of no further force or effect as of the consummation of the Business Combination.

The Merger Agreement contains additional covenants of the parties, including, among others, covenants providing for (a) the parties to conduct their respective businesses in the ordinary course through the consummation of the Business Combination, subject to certain exceptions, (b) Parent and the Company to cease discussions regarding alternative transactions, (c) Parent to prepare (and file with the Securities and Exchange Commission (the “SEC”)) a proxy statement on Schedule 14A (the “Proxy Statement”) for the purposes of soliciting proxies from Parent’s stockholders to vote in favor of approval of the Merger Agreement, the transactions contemplated thereby and certain other matters at a special meeting called therefor, (d) the protection of, and access to, confidential information of the parties and (e) the parties providing required notice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

Governance

In connection with the consummation of the transactions contemplated by the Merger Agreement, Parent will amend and restate its Charter such that Parent will have a three-tier board that will initially consist of 8 directors. The board will be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of Parent following the Closing; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of Parent following the Closing; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the Closing.

Conditions to Consummation of the Business Combination

The consummation of the Business Combination contemplated by the Merger Agreement is subject to customary closing conditions for special purpose acquisition companies, including, among others: (a) approval by Parent’s stockholders and the Company’s stockholders (which, with respect to the Company’s stockholders, was satisfied immediately following the execution of the Merger Agreement); (b) Parent having at least $5,000,001 of net tangible assets after giving effect to Parent’s stockholder redemptions, if any; (c) the expiration or termination of the waiting period under the HSR Act; (d) the listing of the shares of Parent Class A Stock to be issued in connection with the Closing on the NYSE; and (e) Parent having at least $472,500,000 in available cash immediately prior to the effective time of the Merger (after taking into account (i) payments required to satisfy Parent’s stockholder redemptions and (ii) the net proceeds from the Subscription Agreements (as described below)) the “Available Cash”).

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the consummation of the Business Combination, including (a) by mutual written consent of the parties, (b) by either Parent or the Company if (i) the consummation of the Business Combination has not occurred on or prior to August 23, 2021 (the “Outside Date”), (ii) a final and nonappealable order has been issued or governmental action permanently makes consummation of the transactions illegal or otherwise prevents or prohibits the Business Combination or (iii) Parent’s stockholder approval is not obtained at the special meeting of Parent’s stockholders, (c) by the Company (i) upon a breach by Parent or Merger Sub if such breach gives rise to a failure of a closing condition and has not been cured within 30 days’ notice by the Company or cannot be cured prior to the Outside Date, (ii) if the board of directors of Parent does not recommend in favor of the Business Combination in the Proxy Statement or makes any change in its recommendation or (iii) if the Available Cash is less than $472,500,000 and (d) by Parent (i) upon a breach by the Company if such breach gives rise to a failure of a closing condition and has not been cured within 30 days’ notice by Parent or cannot be cured by the Outside Date, or (ii) if approval by the Company’s stockholders is not obtained within one business day of the execution and delivery of the Merger Agreement.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement or any of their respective subsidiaries or affiliates. The representations, warranties and covenants in the Merger Agreement were made only as of the date of the Merger Agreement or, with respect to certain representations, in the event the Closing occurs, as of the date of the Closing, or such other date as is specified in the Merger Agreement and are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Parent does not believe that these schedules contain information that is material to an investment decision. Before making any voting or investment decisions, stockholders are encouraged to read the Proxy Statement and any other relevant documents carefully and in their entirety when they become available because they will contain important information about the proposed Business Combination.

The Subscription Agreements, Parent Sponsor Letter Agreement, Stockholders Agreement and Amended and Restated Registration Rights Agreement

Subscription Agreements

Concurrently with the execution of the Merger Agreement, Parent entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors have committed to purchase an aggregate amount of at least $300,000,000 in shares of Parent Class A Stock at a purchase price of $10.00 per share, substantially concurrent with, and contingent upon, the consummation of the Business

Combination (the “PIPE”). In connection with the PIPE, certain investment funds managed by affiliates of Fortress Investment Group LLC (“Fortress”) have entered into Subscription Agreements pursuant to which Fortress has subscribed for 7,500,000 newly-issued shares of Parent Class A Stock, at a purchase price of $10.00 per share.

The Subscription Agreements for the PIPE Investors provide for certain registration rights. In particular, Parent is required to, within 15 business days following the Closing, file with the SEC (at Parent’s sole cost and expense) a shelf registration statement registering the resale of such shares, and will use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of the 60th calendar day (or 90th calendar day if the SEC notifies Parent that it will “review” the registration statement) following the Closing Date. Such registration statement is required to be kept effective for at least three years after the Closing or, if earlier, the date on which the shares may be sold without volume or manner of sale limitations under Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), subject to certain issuer suspension periods.

The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Merger Agreement is validly terminated in accordance with its terms, (b) upon the mutual written agreement of the parties to such Subscription Agreement, (c) if any of the conditions to closing set forth in the Subscription Agreements are not satisfied or waived by the party entitled to grant such waiver on or prior to the Closing Date and, as a result thereof, the transactions contemplated by the Subscription Agreement are not consummated at the Closing Date or (d) at each PIPE Investor’s election, on or after the Outside Date, if the Closing has not occurred by such date.

A copy of the form of Subscription Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Subscription Agreement is qualified in its entirety by reference thereto.

Parent Sponsor Letter Agreement

Concurrently with the execution of the Merger Agreement, the holders of Parent Class F common stock, par value $0.0001 per share (such holders the “Class F Holders,” and such common stock, the “Parent Class F Stock”) have entered into an amended and restated letter agreement (the “Parent Sponsor Letter Agreement”), pursuant to which the Class F Holders agreed to (a) vote all of their Parent Class F Stock in favor of the Business Combination and certain other matters, (b) vote all of their Parent Class F Stock against certain other actions, including any action expected to result in a breach of the Merger Agreement or any alternative business combination, (c) certain restrictions on their Parent Class F Stock, in each case, upon the terms and subject to the conditions set forth therein, including to not redeem or tender any of their Parent Class F Stock in connection with any such vote or in connection with any vote to amend the Charter and (d) subject to, and conditioned upon the Closing, immediately prior to the Closing transfer and surrender 2,966,667 warrants to purchase Parent Class A Stock, and such warrants will be cancelled and no longer outstanding. The Class F Holders agree that, as of the consummation of the Business Combination, all of the Parent Class F Stock and shares of Parent Class A Common Stock issued or issuable upon the exercise or conversion of the Parent Class F Stock (the “Vesting Shares”) shall be unvested and shall be subject to certain vesting and forfeiture provisions, as follows: (i) 33.33 % of the Vesting Shares beneficially owned by Sponsor and each of the other parties thereto shall vest at such time as a $12.00 Common Share Price (as defined below) is achieved on or before the date that is 10 years after the Closing, (ii) 33.33% of the Vesting Shares beneficially owned by Sponsor and each of the parties thereto shall vest at such time as a $14.00 Common Share Price is achieved on or before the date that is 10 years after the Closing and (iii) 33.34% of the Vesting Shares beneficially owned by Class F Holders shall vest at such time as a $16.00 Common Share Price is achieved on or before the date that is ten years after the Closing. As used in this Current Report on Form 8-K, the applicable “Common Share Price” will be considered achieved only when the VWAP equals or exceeds the applicable threshold for at least 5 days out of a period of 10 consecutive trading days ending on the trading day immediately prior to the date of determination.

A copy of the Parent Sponsor Letter Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Parent Sponsor Letter Agreement is qualified in its entirety by reference thereto.

Stockholders Agreement

Concurrently with the execution of the Merger Agreement, Parent entered into a stockholders agreement (the “Stockholders Agreement”) with each of the Company stockholders listed on Schedule A thereto (the “Advent Stockholders”). The Stockholders Agreement will become effective upon the effective time of the Merger. Pursuant to the terms of the Stockholders Agreement, the Advent Stockholders will have the right to designate nominees for election to Parent’s board of directors following the Closing at any meeting of the stockholders of Parent (each, an “Advent Director”). The number of nominees that the Advent Stockholders will be entitled to nominate pursuant to the Stockholders Agreement is dependent on the aggregate number of shares of Common Stock (including any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), shares of Common Stock, including options and warrants) (the “Company Shares”) held by Advent Stockholders. For so long as the Advent Stockholders own (i) 50% or more of the Company Shares, the Advent Stockholders will be entitled to designate 5 Advent Directors, (ii) 38% (but less than 50%) of Company Shares, the Advent Stockholders will be entitled to designate 4 Advent Directors, (iii) 26% (but less than 38%) of Company Shares, the Advent Stockholders will be entitled to designate 3 Advent Directors, (iv) 13% (but less than 26%) of Company Shares, the Advent Stockholders will be entitled to designate 2 Advent Directors, (v) 5% (but less than 13%) of Company Shares, the Advent Stockholders will be entitled to designate 1 Advent Director and (vi) less than 5%, the Advent Stockholders will not be entitled to designate any Advent Directors.

Under the Stockholders Agreement, Parent and the Advent Stockholders agreed to nominate Andrew McKnight, the Chief Executive Officer and a director of Parent, to Parent’s board of directors following the Closing as a Class I Director, with a term expiring at the first annual meeting of the stockholders of Parent following the Closing. Mr. McKnight also currently serves as a member of the board of managers and the Chairman of Parent’s sponsor, Fortress Acquisition Sponsor II LLC.

A copy of the Stockholders Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference, and the foregoing description of the Stockholders Agreement is qualified in its entirety by reference thereto.

Amended and Restated Registration Rights Agreement

Concurrently with the execution of the Merger Agreement, but effective upon the consummation of the Business Combination, Parent entered into an Amended and Restated Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”), with the Sponsor, existing holders of certain securities of Parent and new holders of certain securities of Parent (collectively, with each other person who has executed and delivered a joinder thereto, the “RRA Parties”). Pursuant to the terms of the Registration Rights Agreement, the RRA Parties will be entitled to registration rights in respect of certain shares of Parent Class A Stock and certain other equity securities of Parent that are held by the RRA Parties from time to time.

The Amended and Restated Registration Rights Agreement provides that Parent will, as soon as practicable but no later than 15 business days following the Closing, file with the SEC (at Parent’s sole cost and expense) a shelf registration statement registering the resale of certain shares of Parent Class A Stock and certain other equity securities of Parent held by the RRA Parties and will use its reasonable best efforts to have such shelf registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (a) the 60th calendar day following the actual filing date (or the 90th calendar day following the actual filing date if the SEC notifies Parent that it will “review” such registration statement) and (b) the 10th business day after the date Parent is notified orally or in writing by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

Each of the RRA Parties and their respective permitted transferees will be entitled to certain demand registration rights in connection with an underwritten shelf takedown offering, in each case subject to certain offering thresholds, applicable lock-up restrictions, issuer suspension periods and certain other conditions. The majority-in-interest of the RRA Parties and their permitted transferees will also be entitled to certain demand registration rights when Parent does not have an effective shelf registration statement, which will be limited to three demand registrations, subject to applicable lock-up restrictions, issuer suspension periods and certain other conditions. In addition, the RRA Parties have certain “piggy-back” registration rights, subject to customary underwriter cutbacks, issuer suspension periods and certain other conditions. The Amended and Restated Registration Rights Agreement includes customary indemnification provisions. Parent will bear the expenses incurred in connection with the filing of any registration statements filed pursuant to the terms of the Amended and Restated Registration Rights Agreement, including the fees of one legal counsel to the majority-in-interest of RRA Parties initiating a demand registration right.

A copy of the Amended and Restated Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference, and the foregoing description of the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference thereto.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The shares of Parent Class A Stock to be issued in the PIPE and issued in the Merger will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2021 and in connection with the Merger, Labeed Diab, who serves as the Chief Executive Officer of the Company and Joseph Jordan, who serves as the Chief Financial Officer of the Company (collectively, the “Executives”), entered into employment agreements with the Company, effective as of the Closing (the “Employment Agreements”), which will replace and supersede their current agreements with ATI Holdings, LLC. Each Employment Agreement provides for an initial term of three years that automatically renews for one-year terms thereafter, unless notice of non-renewal is provided 30 days before the renewal date, and a minimum base salary of $750,000 per year for Mr. Diab and $450,000 per year for Mr. Jordan. In addition, the Employment Agreements provide for annual target bonuses equal to 125% of base salary for Mr. Diab and 75% of base salary for Mr. Jordan, and certain other benefits and perquisites, which are discussed in detail in the Employment Agreement.

The Employment Agreements provide that the Executives will be granted long-term incentive equity awards from the Company in each of 2021, 2022 and 2023. The aggregate grant-date value of such annual equity awards will be $1,750,000 for Mr. Diab and $500,000 for Mr. Jordan in respect of 2021 and 2022, and $3,000,000 for Mr. Diab or $750,000 for Mr. Jordan in respect of 2023. Fifty percent (50%) of the aggregate value of the equity awards in respect of 2021 and 2022 will be granted in the form of restricted stock units and the remaining fifty percent will be granted in the form of stock options; the forms of equity awards in respect of subsequent years will be determined by the Company’s compensation committee after consultation with a compensation consultant. The equity award in respect of fiscal year 2021 will vest in three equal annual installments over three years from the date of grant, and vesting of equity awards in respect of subsequent years will be determined by the Company’s compensation committee after consultation with a compensation consultant. With respect to years following 2023, the Executives will be eligible to receive equity awards on terms and conditions determined by the Company’s compensation committee after consultation with a compensation consultant.

In the event of a termination of employment by the Company without cause or by an Executive for good reason prior to the end of the term of the respective Employment Agreement and at any time other than within 24 months for Mr. Diab or 18 months for Mr. Jordan following a change in control, each Executive will receive (i) an amount equal to 1.5 times for Mr. Diab or 1.25 times for Mr. Jordan the sum of annual base salary and target bonus amount, payable in 18 monthly installments for Mr. Diab or 15 monthly installments for Mr. Jordan; (ii) a pro-rated annual bonus based on actual performance for the year in which termination occurs; (iii) reimbursement of COBRA costs for a coverage period of 18 months for Mr. Diab or 12 months for Mr. Jordan, and (iv) immediate vesting of any then-unvested equity awards granted under the Wilco Acquisition, LP 2016 Equity Incentive Plan. If the Company terminates an Executive without cause or an Executive terminates his employment for good reason within 24 months for Mr. Diab or 18 months for Mr. Jordan following a change in control, each Executive will instead receive (i) an amount equal to 2.0 times for Mr. Diab or 1.5 times for Mr. Jordan the sum of his annual base salary and target bonus amount, payable in a lump sum; (ii) a pro-rated annual bonus based on actual performance for the year in which termination occurs; (iii) reimbursement of COBRA costs for a coverage period of 18 months for Mr. Diab or 12 months for Mr. Jordan, and (iv) immediate vesting of any then-unvested equity awards granted under the Wilco Acquisition, LP 2016 Equity Incentive Plan. Any such severance payments will be subject to applicable taxes and the Executive’s execution and non-revocation of a general release of claims and continued compliance with restrictive covenant provisions.

The Employment Agreements also contain a covenant not to compete, generally prohibiting each Executive from providing services to a competitor or soliciting employees or business contacts for 18 months for Mr. Diab or 15 months for Mr. Jordan following termination of employment, or for 24 months for Mr. Diab or 18 months for Mr. Jordan if the Executive receives enhanced severance upon a qualifying termination within 24 months for Mr. Diab or 18 months for Mr. Jordan following a change in control. In addition, the Employment Agreement mandates that the Executives’ confidentiality obligations continue after his termination of employment.

The foregoing description is not a complete description of the Employment Agreements and is qualified in its entirety by reference to the full text of the Employment Agreements, copies of which are attached hereto as Exhibits 10.1 and Exhibit 10.2 for Mr. Diab and Mr. Jordan, respectively, which are incorporated by reference in this Item 5.02.

Pursuant to the terms of the Parent Sponsor Letter Agreement, Joshua A. Pack, Marc Furstein, Leslee Cowen, Aaron F. Hood, Carmen A. Policy, Rakefet Russak-Aminoach and Sunil Gulati submitted their resignation from their position as a member of the board of directors of Parent and of any committee thereof, conditioned upon and effective as of the effective time of the Merger (or such other time as may be mutually agreed in writing by the Company and Parent).

Item 8.01	Other Events.

On February 22, 2021, Parent and the Company issued a joint press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated February 2021 that will be used by Parent with respect to the Business Combination.

Parent and the Company will host a conference call on February 22, 2021 at 8:00 a.m., EST, to review the investor presentation. The conference call can be accessed in the “Investors” section of Parent’s website at https://www.fortressvalueac2.com/. A recording of the webcast will be available online following the conference call at the same links. A copy of the transcript for this call is attached hereto as Exhibit 99.3.

Attached as Exhibit 99.4 and incorporated by reference herein is a copy of an email that the Company made available to its customers.

Attached as Exhibit 99.5 and incorporated by reference herein is a copy of an email that the Company made available to its vendors.

Attached as Exhibit 99.6 and incorporated by reference herein is a copy of an email that the Company made available to its partners.

Forward-Looking Statements

All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, the satisfaction of closing conditions to the potential transaction and the PIPE, the level of redemptions by Parent’s public stockholders and the timing of the completion of the potential transaction, including the anticipated closing date of the proposed Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s and Parent’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and Parent. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Parent is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the PIPE; (v) the risk that the proposed Business Combination disrupts current plans and operations of Parent or the Company as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed Business Combination; (viii) risks relating to the uncertainty of the projected financial information with respect to the Company and costs related to the proposed Business Combination; (ix) risks related to the rollout of the Company’s business strategy and the timing of expected business milestones; (x) the effects of competition on the Company’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against Parent, the Company or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by Parent’s public stockholders; (xiv) the ability of Parent’s or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed Business Combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in Parent’s final prospectus dated August 11, 2020 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of Parent’s filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Parent nor the Company presently know or that Parent and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Parent’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Parent and the Company anticipate that subsequent events and developments will cause Parent’s and the Company’s assessments to change. However, while Parent and the Company may elect to update these forward-looking statements at some point in the future, Parent and the Company specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing Parent’s and the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where To Find It

This Current Report on Form 8-K is being made in respect of the proposed Business Combination involving Parent and the Company. Parent intends to file with the SEC a preliminary proxy statement relating to the proposed Business Combination, which will be mailed (if and when available) to its stockholders once definitive. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. Parent’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, the definitive proxy statement and any other documents filed, in connection with Parent’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed Business Combination and other matters, as these materials will contain important information about Parent, the Company and the proposed Business Combination.

When available, the definitive proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Parent as of the record date to be established for voting on the proposed Business Combination. Stockholders of Parent will also be able to obtain copies of the proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by Parent may be obtained free of charge from Parent at https://www.fortressvalueac2.com/sec-filings or upon written request to Parent at 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Investor Relations, or by calling (212) 798-6100.

Disclaimer

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or an applicable exemption from the registration requirements thereof. This Current Report relates to a proposed Business Combination between Parent and the Company.

Participants in the Solicitation

Parent, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Parent’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Parent’s stockholders in connection with the proposed Business Combination will be set forth in Parent’s proxy statement when it is filed with the SEC. You can find more information about Parent’s directors and executive officers in Parent’s final prospectus dated August 11, 2020 and filed with the SEC on August 13, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in Parent’s preliminary and definitive proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d)	List of Exhibits.

The Exhibit Index is incorporated by reference herein.

Exhibit Index

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of February 21, 2021, by and among Fortress Value Acquisition Corp. II, FVAC Merger Corp. II and Wilco Holdco, Inc.

10.1	Form of Subscription Agreement.

10.2	Parent Sponsor Letter Agreement, dated as of February 21, 2021, by and among Fortress Value Acquisition Corp. II, Fortress Acquisition Sponsor II LLC, Wilco Holdco, Inc. and the other parties thereto.

10.3	Stockholders Agreement, dated as of February 21, 2021, by and among Fortress Value Acquisition Corp. II and the other parties thereto.

10.4	Amended and Restated Registration Rights Agreement, dated as of February 21, 2021, by and among Fortress Value Acquisition Corp. II, Fortress Acquisition Sponsor II LLC and the other parties thereto.

10.5	Employment Agreement between Fortress Value Acquisition Corp. II and Labeed S. Diab, dated as of February 21, 2021.

10.6	Employment Agreement between Fortress Value Acquisition Corp. II and Joseph Jordan, dated as of February 21, 2021.

99.1	Joint Press Release, dated as of February 22, 2021.

99.2	Investor Presentation of Wilco Holdco, Inc. and Fortress Value Acquisition Corp. II, dated February 2021.

99.3	Investor Presentation Transcript.

99.4	Email to the Company’s customers, dated February 22, 2021.

99.5	Email to the Company’s vendors, dated February 22, 2021.

99.6	Email to the Company’s partners, dated February 22, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Value Acquisition Corp. II

Date: February 22, 2021	By:	/s/ Andrew A. McKnight
	Name:	Andrew A. McKnight
	Title:	Chief Executive Officer

Exhibit 2.1

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

by and among

FORTRESS VALUE ACQUISITION CORP. II,

FVAC MERGER CORP. II,

and

WILCO HOLDCO, INC.

February 21, 2021

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Exhibit A – Acquiror A&R Charter

Exhibit B – Acquiror A&R Bylaws

Exhibit C – Form of Subscription Agreement

Exhibit D –Stockholders Agreement

Exhibit E –Registration Rights Agreement

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is made and entered into as of February 21, 2021, by and among Fortress Value Acquisition Corp. II, a Delaware corporation (“Acquiror”), FVAC Merger Corp. II, a Delaware corporation and a direct, wholly-owned subsidiary of Acquiror (“Merger Sub”) and Wilco Holdco, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, Acquiror is a blank check company incorporated for the purpose of effecting a Business Combination;

WHEREAS, Merger Sub is a newly formed, wholly-owned, direct subsidiary of Acquiror, and was formed for the sole purpose of effecting the Merger (as defined below);

WHEREAS, the Company is a healthcare company, specializing in outpatient physical therapy services (the “Business”);

WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and other applicable requirements of Law, the Parties wish to enter into a Business Combination transaction by which Merger Sub will merge with and into the Company (the “Merger”), with the Company being the Surviving Company of the Merger (the Company, in its capacity as the Surviving Company of the Merger, is sometimes referred to as the “Surviving Company”);

WHEREAS, in connection with the Closing, Acquiror will, (a) subject to obtaining the Acquiror Stockholder Approval, adopt the Amended and Restated Certificate of Incorporation substantially in the form attached hereto as Exhibit A (the “Acquiror A&R Charter”); and (b) adopt the Amended and Restated Bylaws of Acquiror substantially in the form attached hereto as Exhibit B (the “Acquiror A&R Bylaws”);

WHEREAS, concurrently with the execution and delivery of this Agreement, the Sponsor and Acquiror and certain officers and directors of Acquiror have entered into an Amended and Restated Letter Agreement (as it may be amended, restated, modified or supplemented from time to time, the “Sponsor Letter Agreement”) dated as of the date hereof;

WHEREAS, concurrently with the execution and delivery of this Agreement, certain investors have entered into subscription agreements, in substantially the form attached hereto as Exhibit C (collectively, the “Subscription Agreements”), pursuant to which, at the Closing, such investors have agreed, upon the terms and subject to the conditions set forth therein, to subscribe for and purchase Acquiror Class A Common Stock at a purchase price of $10.00 per share, for an aggregate cash amount of $300,000,000 (such amount, the “PIPE Investment Amount,” and, such purchase of Acquiror Class A Common Stock, the “PIPE Investment”);

WHEREAS, concurrently with the execution and delivery of this Agreement, Acquiror, certain stockholders of the Company and their Affiliates have entered into a stockholders agreement attached hereto as Exhibit D (the “Stockholders Agreement”), to be effective upon the Effective Time;

WHEREAS, concurrently with the execution and delivery of this Agreement, Acquiror, the Sponsor, certain stockholders of the Company and their Affiliates have entered into an amended and restated registration rights agreement attached hereto as Exhibit E (the “Registration Rights Agreement”), to be effective upon the Effective Time;

WHEREAS, the Acquiror Board has unanimously (a) determined that the transactions contemplated by this Agreement and the Ancillary Agreements, including the Merger (the “Transactions”), are fair to, advisable and in the best interests of Acquiror and its stockholders, (b) approved and declared advisable this Agreement and the Transactions, including the issuance of shares of Acquiror Class A Common Stock to the stockholders of the Company pursuant to the terms of this Agreement and the adoption of the Acquiror A&R Charter in connection with the Transactions and (c) recommended that the stockholders of Acquiror approve the Transactions and each of the Transaction Proposals;

WHEREAS, the Merger Sub Board has (a) determined that the Transactions are fair to, advisable and in the best interests of Merger Sub and its sole stockholder, (b) approved and declared advisable this Agreement and the Transactions and (c) recommended that the sole stockholder of Merger Sub adopt this Agreement and approve the Transactions;

WHEREAS, effective upon the execution of this Agreement, Acquiror, as the sole stockholder of Merger Sub, has adopted this Agreement in accordance with the DGCL;

WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (a) determined that the Transactions are fair to, advisable and in the best interests of the Company and its stockholders, (b) approved and declared advisable this Agreement and the Transactions and (c) recommended that the stockholders of the Company adopt this Agreement and approve the Transactions (the “Company Board Approval”);

WHEREAS, effective upon the Company Board Approval and the subsequent execution and delivery of this Agreement, the Company Stockholders have adopted this Agreement in accordance with the DGCL;

WHEREAS, each of the Key Employees has entered into an employment agreement (or an amendment to an existing agreement), dated as of the date hereof and effective upon the Closing (each, an “Employment Agreement”); and

WHEREAS, each of the Parties intends that, for U.S. federal and applicable state and local income tax purposes, the Merger shall qualify either as a reorganization within the meaning of Section 368(a) of the Code, or an exchange to which Section 351(a) of the Code applies (or both) (the “Intended Tax Treatment”).

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NOW, THEREFORE, in consideration of the foregoing, and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereby agree as follows:

ARTICLE I

THE MERGER

Section 1.1 The Merger. At the Effective Time, upon the terms and subject to the conditions of this Agreement and in accordance with the applicable provisions of the DGCL, Merger Sub and the Company shall consummate the Merger, pursuant to which Merger Sub shall be merged with and into the Company, following which the separate corporate existence of Merger Sub shall cease and the Company shall continue as the Surviving Company after the Merger as a direct, wholly-owned subsidiary of Acquiror.

Section 1.2 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, at the Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Merger Sub and the Company shall become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of the Surviving Company.

Section 1.3 Governing Documents. By virtue of the Merger and without any further action on the part of Acquiror, Merger Sub, the Company, the Company Stockholders or the holders of any of the securities of Acquiror or any other Person, at the Effective Time:

(a) the certificate of incorporation of the Surviving Company shall remain the same as the certificate of incorporation of the Company as in effect immediately prior to the Effective Time, shall not be amended by the Merger and shall remain the certificate of incorporation of the Surviving Company until thereafter amended as provided therein or as may be required by applicable Law; and

(b) the bylaws of the Surviving Company shall remain the same as the bylaws of the Company as in effect immediately prior to the Effective Time, shall not be amended by the Merger, and shall remain the bylaws of the Surviving Company until thereafter amended as provided therein or as may be required by applicable Law.

Section 1.4 Directors and Officers of the Surviving Company. The Parties shall take all requisite actions so that, at the Effective Time, until their successors are duly elected or appointed and qualified in accordance with applicable requirements of Law: (i) the directors of the Company immediately prior to the Effective Time shall be the directors of the Surviving Company; and (ii) the officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Company.

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Section 1.5 Effect of the Merger on the Company Stock. Upon the terms and subject to the conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any further action on the part of Acquiror, Merger Sub, the Company, the Company Stockholders or the holders of any of the securities of Acquiror or any other Person, the following shall occur:

(a) any shares of Company Stock held in the Company’s treasury or held, directly or indirectly, by Acquiror, Merger Sub or any direct wholly-owned Subsidiary of the Company immediately prior to the Effective Time (each an “Excluded Share”) shall be cancelled and retired, and no consideration shall be paid or payable in respect thereof;

(b) except for Dissenting Shares, if applicable, and subject to Section 1.6 and Section 1.9, (i) each share of Company Preferred Stock issued and outstanding immediately prior to the Effective Time shall be automatically converted into the right to receive the Per Share Preferred Consideration and (ii) each share of Company Common Stock issued and immediately prior to the Effective Time shall be automatically converted into (A) the right to receive the Per Share Common Stock Consideration and (B) the contingent right to receive the Earn Out Shares following the Closing in accordance with, and subject to the vesting conditions provided for in, ARTICLE III (together with the Per Share Common Stock Consideration and the Per Share Preferred Consideration, the “Per Share Consideration”); and

(c) each share of Merger Sub Common Stock outstanding immediately prior to the Effective Time shall be converted into one fully paid, validly issued and non-assessable share of common stock, par value $0.01 per share, of the Surviving Company.

Section 1.6 Fractional Shares.

(a) No fractional shares of Acquiror Class A Common Stock shall be issued in connection with the Transactions, and no certificates or scrip for any such fractional shares shall be issued.

(b) Any holder of shares of Company Stock who would otherwise be entitled to receive a fraction of a share of Acquiror Class A Common Stock (after aggregating all fractional shares of Acquiror Class A Common Stock issuable to such holder) pursuant to Section 1.5 shall, in lieu of such fraction of a share and upon compliance with Section 1.8, be paid in cash the dollar amount (rounded to the nearest whole cent), without interest and subject to any required Tax withholding, equal to the product of (i) the amount of the fractional share interest in a share of Acquiror Class A Common Stock to which such holder otherwise would have been entitled but for this Section 1.6 multiplied by (ii) $10.00.

Section 1.7 Dissenting Shares.

(a) Notwithstanding anything to the contrary contained in this Agreement, shares of Company Stock with respect to which appraisal rights are available under Section 262 of the DGCL, if any (it being understood that nothing set forth in this Agreement shall be deemed to imply, admit or establish the availability of any such appraisal rights in connection with the Transactions), and which are held by a holder who shall have neither voted in favor of the Merger nor consented thereto in writing and, as of the Closing: (i) has made a proper demand for appraisal of such shares of Company Stock in accordance with Section 262 of the DGCL; and (ii) has

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otherwise complied with all applicable provisions of Section 262 of the DGCL (any such shares being referred to as “Dissenting Shares” until such time as such holder withdraws, fails to perfect or otherwise loses such holder’s appraisal rights under Section 262 of the DGCL with respect to such shares) shall not be converted into or represent the right to receive the applicable Per Share Consideration in accordance with Section 1.5, but shall be entitled only to such rights (if any) as are granted by the DGCL to a holder of Dissenting Shares.

(b) Notwithstanding the provisions of Section 1.7(a), if any Dissenting Shares shall lose their status as such (through failure to perfect, waiver, withdrawal or otherwise), then such shares shall be deemed automatically, as of the Effective Time, to have been converted into, and to represent only, the right to receive the applicable Per Share Consideration in accordance with Section 1.5(b), without interest thereon, upon proper delivery of the Company Stock Certificates in the manner provided in this ARTICLE I.

(c) The Company shall give Acquiror (i) prompt written notice of (A) any demand for appraisal received from its stockholders prior to the Effective Time pursuant to Section 262 of the DGCL, (B) any withdrawal of such demand pursuant to Section 262 of the DGCL and (C) any other instruments served pursuant to the DGCL received by the Company relating to appraisal demands, and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal pursuant to the DGCL. The Company shall not, except with the prior written consent of Acquiror (which consent shall not be unreasonably withheld, conditioned or delayed), make any payment with respect to, or settle or offer to settle, any such demands, or agree to do or commit to do any of the foregoing.

Section 1.8 Exchange of Certificates.

(a) Prior to the dissemination of the Proxy Statement, Acquiror and the Company shall mutually agree upon a transfer agent or another bank or trust company to act as exchange agent in the Merger (the “Exchange Agent”) and Acquiror shall enter into an agreement reasonably acceptable to Acquiror and the Company with the Exchange Agent relating to the services to be performed by the Exchange Agent. Substantially concurrently with the Effective Time, Acquiror shall cause to be deposited with the Exchange Agent: (i) a sufficient number of shares of Acquiror Class A Common Stock (whether represented in certificated or non-certificated direct registration form) to be issued pursuant to Section 1.5; (ii) cash in immediately available funds sufficient to make payments of the Aggregate Preferred Cash Consideration pursuant to Section 1.5 and (iii) cash in immediately available funds sufficient to make payments in lieu of fractional shares in accordance with Section 1.6 and, if applicable, any dividends or other distributions pursuant to Section 1.8(c). The shares of Acquiror Class A Common Stock and cash amounts so deposited with the Exchange Agent pursuant to this Section 1.8(a), together with any dividends or distributions received by the Exchange Agent with respect to such shares of Acquiror Class A Common Stock, are referred to collectively as the “Exchange Fund.” The Exchange Fund shall be held in trust by the Exchange Agent and shall not be used for any purpose other than to pay the Per Share Consideration to holders of Company Stock in accordance with Section 1.5(b), cash in lieu of any fractional shares in accordance with Section 1.6 and any dividends or other distributions pursuant to Section 1.8(c).

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(b) Concurrently with the mailing of the Proxy Statement, Acquiror shall cause the Exchange Agent to mail to each Person who is a holder of record of Company Stock Certificates: (i) a letter of transmittal in customary form to be approved by the Company (the “Letter of Transmittal”), and including a provision confirming that delivery of Company Stock Certificates shall be effected, and risk of loss and title to Company Stock Certificates shall pass, only upon delivery of such Company Stock Certificates to the Exchange Agent (and such other documents as may be reasonably required by the Exchange Agent); and (ii) instructions for use in effecting the surrender of Company Stock Certificates in exchange for the applicable Per Share Consideration that such holder is entitled to receive pursuant to Section 1.5; cash in lieu of any fractional shares in accordance with Section 1.6 and any dividends or other distributions pursuant to Section 1.8(c). Upon surrender of a Company Stock Certificate to the Exchange Agent for exchange, together with a duly executed Letter of Transmittal and such other documents as may be reasonably required by the Exchange Agent: (A) the holder of such Company Stock Certificate shall be entitled to receive in exchange therefor the applicable Per Share Consideration that such holder is entitled to receive pursuant to Section 1.5 (and cash in lieu of any fractional shares in accordance with Section 1.6 and any dividends or other distributions pursuant to Section 1.8(c)); and (B) the Company Stock Certificate so surrendered shall be cancelled. Until surrendered or cancelled as contemplated by this Section 1.8(b), each Company Stock Certificate shall be deemed, from and after the Effective Time, to represent only the right to receive the applicable Per Share Consideration that such holder is entitled to receive pursuant to Section 1.5 (and cash in lieu of any fractional shares in accordance with Section 1.6 and any dividends or other distributions pursuant to Section 1.8(c)). In the event of a transfer of ownership of Company Stock which is not registered in the transfer records of the Company, the applicable Per Share Consideration that such holder is entitled to receive pursuant to Section 1.5 (and cash in lieu of any fractional shares in accordance with Section 1.6 and any dividends or other distributions pursuant to Section 1.8(c)) may be issued to or paid to, as applicable, a Person other than the Person in whose name the Company Stock Certificates so surrendered are registered, if such Company Stock Certificates so surrendered are registered, shall be properly endorsed or otherwise be in proper form and with proper evidence for transfer and the Person requesting such issuance shall pay any transfer, stamp or other similar Taxes required by reason of the issuance of or payment of the applicable Per Share Consideration to a Person other than the registered holder of such Company Stock Certificates, or establish to the satisfaction of Acquiror that such Tax has been paid or is not applicable. If any Company Stock Certificate shall have been lost, stolen or destroyed, Acquiror may, in its reasonable discretion and as a condition to the issuance of or payment of the applicable Per Share Consideration require the owner of such lost, stolen or destroyed Company Stock Certificate to provide an appropriate affidavit and to deliver a bond (in such sum as Acquiror may reasonably direct) as indemnity against any claim that may be made against the Exchange Agent, Acquiror or the Surviving Company with respect to such Company Stock Certificate.

(c) No dividends or other distributions declared or made with respect to Acquiror Class A Common Stock with a record date after the Effective Time shall be paid or otherwise delivered to the holder of any unsurrendered Company Stock Certificate with respect to the shares of Acquiror Class A Common Stock that such holder has the right to receive in the Merger until the later to occur of: (i) the date on which the holder surrenders such Company Stock Certificate in accordance with this Section 1.8 and (ii) the payment date for such dividend or distribution with respect to Acquiror Class A Common Stock (at which time such holder shall be entitled, subject to the effect of applicable abandoned property, escheat or similar laws, to receive all such dividends and distributions, without interest).

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(d) Any portion of the Exchange Fund that remains undistributed to holders of Company Stock Certificates as of the date that is six months after the Closing Date shall be delivered to Acquiror upon written demand. Any holders of Company Stock Certificates who have not theretofore surrendered their Company Stock Certificates in accordance with this Section 1.8 shall thereafter look only to Acquiror for, and be entitled to the applicable Per Share Consideration that such holder has the right to receive pursuant to the provisions of Section 1.5 (and cash in lieu of fractional shares in accordance with Section 1.6 and any dividends or other distributions pursuant to Section 1.8(c)).

(e) Neither Acquiror nor the Surviving Company shall be liable to any holder or former holder of Company Stock or to any other Person with respect to any shares of Acquiror Class A Common Stock (or dividends or distributions with respect thereto), or for any cash amounts, delivered to any public official pursuant to any applicable abandoned property law, escheat law or other similar requirements of Law.

Section 1.9 Adjustments to Per Share Consideration. If, during the period from the date of this Agreement through the Effective Time, the outstanding shares of Acquiror Class A Common Stock are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reorganization, reclassification, recapitalization or other similar transaction, or a record date with respect to any such event shall occur during such period, then the Per Share Consideration shall be adjusted to the extent appropriate to provide the same economic effect as contemplated by this Agreement prior to such action; provided, however, that nothing in this Section 1.9 shall be construed as permitting Acquiror to take any action or enter into any transaction otherwise prohibited by this Agreement.

Section 1.10 Closing of Transfer Books.

(a) All shares of Company Stock outstanding immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist, and all holders of Company Stock Certificate(s) shall cease to have any rights as Company Stockholders, except the right to receive the applicable Per Share Consideration contemplated by Section 1.5, cash in lieu of any fractional share of Acquiror Class A Common Stock pursuant to Section 1.6 and any dividends or other distributions pursuant to Section 1.8(c).

(b) At the Effective Time, the stock transfer books of the Company shall be closed with respect to all shares of Company Stock outstanding immediately prior to the Effective Time and no further transfer of any such shares of Company Stock shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid Company Stock Certificate is presented to the Exchange Agent or to the Surviving Company or Acquiror, such Company Stock Certificate shall be cancelled and shall be exchanged as provided in Section 1.8.

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Section 1.11 Withholding Rights. Each of the Exchange Agent, Acquiror and the Surviving Company shall be entitled to deduct and withhold from any consideration otherwise payable pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign Tax law; provided, that the Exchange Agent, Acquiror and the Surviving Company, as applicable, shall use commercially reasonable efforts to provide the Company with a written notice of such Person’s intention to withhold at least five Business Days prior to any such withholding and shall reasonably cooperate with the applicable payee to minimize any such withholding. To the extent that amounts are so deducted and withheld and timely remitted to the applicable Governmental Authority, such amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by the Exchange Agent, Acquiror or the Surviving Company, as the case may be.

Section 1.12 Corporate Governance Matters. At the Effective Time, the Acquiror Board shall be a classified board initially comprised of eight members. Unless otherwise agreed to by Acquiror and the Company prior to the Closing, Acquiror shall cause the Acquiror Board, the committees of the Acquiror Board and the officers of Acquiror at the Effective Time to be comprised of the individuals set forth on Schedule 1.12 in accordance with the procedures contemplated thereon, in each case to hold office from and after the Effective Time until the earliest to occur of the appointment or election of his or her respective successor, resignation or proper removal in accordance with applicable requirements of Law. The Acquiror Board shall comply with Stock Exchange requirements applicable to “controlled companies,” including with respect to independence and committee composition, and will not be required to comply with certain Stock Exchange governance requirements from which “controlled companies” are exempt.

ARTICLE II

THE CLOSING

Section 2.1 Closing. Upon the terms and subject to the conditions set forth in this Agreement, the closing of the Transactions (the “Closing”), other than the filing of the Certificate of Merger, shall take place remotely by electronic exchange of executed documents, commencing at 9:00 a.m. New York City time on the date that is three Business Days after the date on which all conditions set forth in ARTICLE VII shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof) or at such other time and place as Acquiror and the Company may mutually agree. The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date.” Notwithstanding anything to the contrary contained herein, in no event shall the Closing Date occur prior to the date that is 60 days after the date hereof without the prior written consent of the Company.

Section 2.2 Deliveries at Closing.

(a) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, except in the case of the Company Transaction Expense Certificate and the Company Preferred Consideration Certificate, which shall be delivered two Business Days prior to Closing, the Company shall deliver to Acquiror:

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(i) a written statement setting forth all accrued and unpaid Transaction Expenses of the Company, which shall include the respective amounts and wire transfer instructions for the payment thereof (the “Company Transaction Expense Certificate”);

(ii) a written statement setting forth the respective amounts payable to each holder of Company Preferred Stock entitled to receive the Per Share Consideration pursuant to Section 1.5(b)(i) (the “Company Preferred Consideration Certificate”);

(iii) a copy of the certificate of merger with respect to the Merger (the “Certificate of Merger”), duly executed by the Company;

(iv) a certificate signed on behalf of the Company by an authorized officer of the Company certifying that, to the knowledge and belief of such officer, and solely in his or her capacity as an officer of the Company, the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) as they relate to the Company have been satisfied;

(v) the certificate required under Section 6.14; and

(vi) the other documents, instruments or certificates required to be delivered by the Company at or prior to the Closing pursuant to Section 7.2.

(b) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, except in the case of the Acquiror Financing Certificate and Acquiror Transaction Expense Certificate, which shall be delivered two Business Days prior to Closing, Acquiror shall deliver to the Company:

(i) a certificate (the “Acquiror Financing Certificate”), signed by the secretary of Acquiror, certifying (A) that the Acquiror Stockholder Approval has been obtained and remains in full force and effect, (B) the number of shares of Acquiror Class A Common Stock included in the Acquiror Stock Redemption, if any, and the aggregate amount of cash proceeds that will be required to complete the Acquiror Stock Redemption, (C) the number of shares of Acquiror Class A Common Stock to be outstanding as of the Closing after giving effect to the Acquiror Stock Redemption; (D) the amount of Available Cash as of the Reference Time and (E) that the Available Cash as of immediately prior to the Closing equals or exceeds the Minimum Cash Balance after giving effect to the Acquiror Stock Redemption, if any;

(ii) a written statement setting forth all accrued Transaction Expenses of Acquiror, which shall include the respective amounts and wire transfer instructions for the payment thereof (the “Acquiror Transaction Expense Certificate”);

(iii) evidence from the Secretary of State of the State of Delaware of the filing of the Acquiror A&R Charter with the Secretary of State of the State of Delaware in accordance with Section 2.3(d) and evidence from Acquiror of the adoption of the Acquiror A&R Bylaws;

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(iv) a certificate signed on behalf of Acquiror by an authorized officer of Acquiror certifying that, to the knowledge and belief of such officer, and solely in his or her capacity as an officer of Acquiror, the conditions set forth in Section 7.3(a), Section 7.3(b) and Section 7.3(c) as they relate to Acquiror have been satisfied;

(v) the other documents, instruments or certificates required to be delivered by Acquiror at or prior to the Closing pursuant to Schedule 1.12; and

(vi) the other documents, instruments or certificates required to be delivered by Acquiror at or prior to the Closing pursuant to Section 7.3.

Section 2.3 Closing. At the Closing, the Parties shall cause the consummation of the following transactions in the following order, upon the terms and subject to the conditions of this Agreement:

(a) Acquiror shall make any payments required to be made by Acquiror in connection with the Acquiror Stock Redemption;

(b) Acquiror shall pay, or cause to be paid by wire transfer of immediately available funds, (i) all accrued Transaction Expenses of Acquiror as set forth on the Acquiror Transaction Expense Certificate and (ii) all accrued and unpaid Transaction Expenses of the Company as set forth of the Company Transaction Expense Certificate to the applicable payees, to the extent not paid prior to the Closing;

(c) Acquiror shall contribute to Merger Sub: (i) the amount of cash remaining in the Trust Account and (ii) the PIPE Investment Amount after giving effect to the transactions set forth in clauses “(a)” and “(b);”

(d) the Acquiror A&R Charter shall be filed by Acquiror with the Secretary of State of the State of Delaware, in accordance with the procedures set forth in Schedule 2.3 and the applicable provisions of the DGCL; and

(e) the Certificate of Merger shall be filed by the Company with the Secretary of State of the State of Delaware, in accordance with the applicable provisions of the DGCL (the time of such filing, or such later time as may be agreed in writing by the Company and Acquiror and specified in the Certificate of Merger, being the “Effective Time”).

ARTICLE III

EARN-OUT

Section 3.1 Issuance of Earn Out Shares.

(a) Following the Closing, and as additional consideration for the Merger and the Transactions, within five Business Days after the occurrence of a Triggering Event, Acquiror shall issue or cause to be issued to the Company Common Stockholder the following shares of Acquiror Class A Common Stock (which may be equitably adjusted in accordance with Section 3.3, the “Earn Out Shares”), upon the terms and subject to the conditions set forth in this Agreement and the Ancillary Agreements:

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(i) upon the occurrence of Triggering Event I, a one-time issuance of 5,000,000 Earn Out Shares;

(ii) upon the occurrence of Triggering Event II, a one-time issuance of 5,000,000 Earn Out Shares; and

(iii) upon the occurrence of Triggering Event III, a one-time issuance of 5,000,000 Earn Out Shares.

(b) For the avoidance of doubt, the Company Common Stockholder shall be entitled to receive Earn Out Shares upon the occurrence of each Triggering Event; provided, however, that each Triggering Event shall only occur once, if at all, and in no event shall the Company Common Stockholder be entitled to receive more than an aggregate of 15,000,000 Earn Out Shares.

Section 3.2 Acceleration Event. If, during the Earn Out Period, there is a Change of Control that will result in the holders of Acquiror Class A Common Stock receiving a per share price in excess of the applicable Common Share Price required in connection with any Triggering Event (an “Acceleration Event”), then immediately prior to the consummation of such Change of Control: (a) any such Triggering Event that has not previously occurred shall be deemed to have occurred; and (b) Acquiror shall issue the applicable Earn Out Shares to the Company Common Stockholder, and the recipients of such issued Earn Out Shares shall be eligible to participate in such Change of Control.

Section 3.3 Adjustments to Earn Out Shares. If, during the period from the Effective Time through the end of the Earn Out Period, the outstanding shares of Acquiror Class A Common Stock are changed into a different number or class of shares by reason of any merger, stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reorganization, reclassification, recapitalization or other similar transaction, or a record date with respect to any such event shall occur during such period, then the number of Earn Out Shares issued pursuant to this ARTICLE III shall be adjusted to the extent appropriate to provide the same economic effect as contemplated by this Agreement prior to such action; provided, however, that nothing in this Section 3.3 shall be construed as permitting Acquiror to take any action or enter into any transaction otherwise prohibited by this Agreement. If, during the period from the Effective Time through the end of the Earn Out Period, Acquiror, the Surviving Company, or any of their respective successors or assigns consolidates with or merges into any other Person (including in connection with a Change of Control) and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each case, Acquiror and the Surviving Company shall ensure that proper provision shall be made so that the successors and assigns of Acquiror or the Surviving Company, as the case may be, shall succeed to the obligations set forth in this ARTICLE III, provided however, that the forgoing shall not limit Acquiror or the Surviving Company from consummating a Change of Control or entering into an agreement that contemplates a Change of Control.

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Section 3.4 Tax Treatment of Earn Out Shares. Any issuance of Earn Out Shares, including any issuance of Earn Out Shares made upon the occurrence of an Acceleration Event pursuant to Section 3.2, shall be treated as an adjustment to the Aggregate Common Stock Consideration by the Parties for U.S. federal and applicable state and local income tax purposes, unless otherwise required by Law.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Disclosure Schedules prepared in accordance with Section 10.2(e), the Company represents and warrants to Acquiror as follows:

Section 4.1 Organization and Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority to own, lease or operate its properties and assets and to conduct the Business as it is now being conducted and contemplated to be conducted, except where the failure to have such power and authority would not be material to the Company and its Subsidiaries, taken as a whole. True, accurate and complete copies of the Company Organizational Documents have been Made Available to Acquiror. The Company is duly licensed or qualified to do business and in good standing in all jurisdictions in which its ownership of property or assets or the character of its activities is such as to require it to be so licensed or qualified, except where the failure to be so licensed or qualified and in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.2 Authorization and Enforceability. The Company has all requisite corporate power and authority to execute, deliver and perform this Agreement and each Ancillary Agreement to which it is a party, and carry out the Company’s obligations hereunder and thereunder and to consummate the Transactions, in each case, subject to the consents, approvals, authorizations and other requirements described in Section 4.5 and the adoption of this Agreement by holders of a majority of the voting power represented by all outstanding shares of Company Stock voting together as a single class (the “Company Requisite Approval”). The execution, delivery and performance by the Company of this Agreement and each Ancillary Agreement to which it is a party and the consummation of the Transactions have been duly and validly authorized and approved by the Company Board and, upon receipt of the Company Requisite Approval, no other proceeding on the part of the Company is necessary to consummate the Transactions contemplated by this Agreement or any Ancillary Agreement to which it is or will be a party. This Agreement has been duly and validly executed and delivered by the Company, and assuming due authorization and execution by each other Party, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforceability (x) may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws affecting or relating to enforcement of creditors’ rights generally and (y) is subject to general principles of equity, regardless of whether enforceability is considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exceptions”). Each Ancillary Agreement to be executed by the Company at or prior to the Closing will be, when executed and delivered by the Company, duly and validly executed and delivered, and assuming due authorization and execution by each other Party thereto and the consummation of the Closing, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company, in accordance with its terms, except as such enforceability may be limited by or subject to any applicable Bankruptcy and Equity Exception. The Company Requisite Approval is the only vote of the holders of any class or series of capital stock of the Company required to adopt this Agreement and approve the Transactions.

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Section 4.3 Noncontravention. The execution, delivery and performance of this Agreement and the other Ancillary Agreements to which the Company is a party by the Company do not, and the consummation or performance of the Transactions will not, (a) conflict with or violate any provision, or result in the breach, of the Company Organizational Documents or any Organizational Document of any Subsidiary of the Company, (b) conflict with or result in any violation of any provision of any Law applicable to the Company or any of its Subsidiaries, or any of their respective properties or assets, (c) violate, conflict with, result in a breach of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a right of termination, cancellation, modification, acceleration or amendment under, any of the terms, conditions or provisions of any Material Contract or any of the Leases or (d) result in the creation of any Lien upon any of the material properties or assets of the Company, except with respect to clauses “(b)”, “(c)” and “(d)” above, where any such violation, conflict, breach, default or right would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

Section 4.4 Subsidiaries. A true, correct and complete list of all the Company’s Subsidiaries, together with the jurisdiction of organization or incorporation of each such Subsidiary, the percentage of the outstanding ownership interest and the names of the record owners of all securities and other equity interests of each such Subsidiary owned by the Company and each other Subsidiary of the Company, in each case, as of the date hereof, is set forth on Schedule 4.4. Each Subsidiary of the Company has been duly formed or organized and is validly existing under the Laws of its jurisdiction of incorporation or organization and has the requisite corporate or entity power and authority to own, lease or operate its assets and to conduct its business as it is now being conducted, except where the failure to have such power and authority would not reasonably be expected to have a Company Material Adverse Effect. True, accurate and complete copies of the Organizational Documents of each of the Company’s Subsidiaries have been Made Available to Acquiror. Each Subsidiary of the Company is duly qualified or licensed as a foreign limited liability company, foreign corporation or other organization to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not reasonably be expected to have a Company Material Adverse Effect. Other than each of the Company’s Subsidiaries, the Company does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any Person.

Section 4.5 Governmental Authorities; Consents. The execution and delivery of this Agreement, and the other Ancillary Agreements to which the Company is a party, by the Company does not, and the consummation or performance of the Transactions by the Company will not, require any consent, approval, authorization or Permit of, or filing with or notification to, any Governmental Authority, except (a) for applicable requirements, if any, of the Exchange Act or state securities or “blue sky” laws (“Blue Sky Laws”), (b) applicable requirements of the HSR Act, (c) the filing of the Certificate of Merger in accordance with the DGCL and (d) such consents, approvals, authorizations, permissions, filings or notifications which are made or obtained or, if not made or obtained, would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

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Section 4.6 Capitalization.

(a) Schedule 4.6(a) accurately sets forth, as of the date hereof, the number of equity interests of each class and series of the Company which are authorized (where applicable) and which are issued and outstanding. All such issued and outstanding equity interests of the Company are duly authorized, validly issued, fully paid and non-assessable, and are held of record by the Persons and in the amounts set forth on Schedule 4.6(a).

(b) (i) No equity interests of the Company are reserved for issuance or are held as treasury securities; (ii) no equity interests of the Company are subject to or were issued in violation of any pre-emptive rights, rights of first refusal, tag-along rights, drag-along rights, transfer restrictions, proxies, voting trusts, stockholder agreements or other agreements or understandings in effect to which the Company is a party with respect to the voting or transfer of such equity interests; (iii) there is no restricted stock or any outstanding subscriptions, options, warrants, rights, calls, conversion rights, rights of exchange, convertible or exchangeable securities or other plans or commitments, contingent or otherwise, relating to the equity interests of the Company other than as contemplated by this Agreement; (iv) there are no outstanding contracts or other agreements to which the Company is a party to purchase, redeem or otherwise acquire any outstanding equity interests of the Company or securities or obligations of any kind convertible into any equity interests of the Company; and (v) there are no outstanding or authorized equity appreciation, phantom equity, equity incentive plans, profits interests or similar rights with respect to the Company.

Section 4.7 Financial Statements.

(a) The Company has Made Available true, correct and complete copies of the audited consolidated balance sheets and consolidated statements of income (loss), stockholders’ equity and cash flows of the Company and its Subsidiaries as of and for the twelve months ended December 31, 2019 and 2018 (collectively, the “Year-End Financial Statements”), together with all related notes and schedules thereto, prepared in accordance with GAAP applied on a consistent basis throughout the covered periods (except as may be indicated in the notes thereto), accompanied by an unqualified report of the Company’s independent auditor with respect thereto.

(b) The Company has Made Available true, correct and complete copies of the unaudited consolidated balance sheets and consolidated statements of income (loss), stockholders’ equity and cash flows of the Company and its Subsidiaries as of and for the nine months ended September 30, 2020 and the prior comparable period (the “Interim Financial Statements” and, together with the Year-End Financial Statements, the “Financial Statements”), prepared in accordance with GAAP applied on a consistent basis throughout the covered periods (except as may be indicated in the related notes and schedules and subject, in the case of unaudited financial statements, to normal recurring year-end and quarter-end adjustments (the effect of which will not, individually or in the aggregate, be material to such financial statements) and the absence of notes to such statements).

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(c) The Financial Statements fairly present, in all material respects, the financial position, results of operations and cash flows of the Company and its Subsidiaries for the periods indicated in such Financial Statements and were derived from, and accurately reflect in all material respects, the books and records of the Company and its Subsidiaries.

(d) As of the Closing, the Company will have established and will maintain a system of “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) sufficient to provide reasonable assurances: (i) that records are maintained that in reasonable detail accurately and fairly reflect the transactions and dispositions of assets of the Company and its Subsidiaries; (ii) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with the authorizations of management and directors of the Company; and (iii) regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s and its Subsidiaries’ assets that could have a material effect on the financial statements. As of the date hereof, the Company has not identified or been made aware of, and has not received from its independent auditors any notification of, any (x) “significant deficiency” in the internal controls over financial reporting of the Company and its Subsidiaries, (y) “material weakness” in the internal controls over financial reporting of the Company and its Subsidiaries or (z) fraud, whether or not material, that involves management or other employees of the Company and its Subsidiaries who have a role in the internal controls over financial reporting of the Company and its Subsidiaries.

(e) There are no outstanding loans or other extensions of credit made by the Company to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company.

Section 4.8 Undisclosed Liabilities. There is no liability, debt or obligation of the Company or any of its Subsidiaries that would be required to be set forth or reserved for on a consolidated balance sheet prepared in accordance with GAAP consistently applied and in accordance with past practice, except for liabilities and obligations (a) reflected or reserved for on the Financial Statements or disclosed in the notes thereto (if any), (b) that have arisen since the date of the most recent balance sheet included in the Interim Financial Statements in the Ordinary Course of Business, (c) that have arisen in connection with the Transactions, (d) for future performance under any Contract to which the Company or any of its Subsidiaries is a party or (e) which would not be material to the Company and its Subsidiaries, taken as a whole.

Section 4.9 Actions. As of the date of this Agreement, (a) there are no pending Actions or, to the Knowledge of the Company, Actions threatened, against the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any of their respective directors or officers (with regard to their actions in their capacities as such), and (b) neither the Company nor any of its Subsidiaries or, to the Knowledge of the Company, their respective properties or assets is subject to any continuing Governmental Order, except in the case of clauses “(a)” and “(b),” as would not be material to the Company and its Subsidiaries, taken as a whole. Except as would not be material to the Company and its Subsidiaries, taken as a whole, (x) there is no audit, examination or investigation by any Governmental Authority (other than ordinary course audits or examinations by an agency or regulating agency) pending or, to the Knowledge of the Company, threatened, of

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or against the Company or any of its Subsidiaries, and (y) to the Knowledge of the Company, there is no any audit, examination or investigation by any Governmental Authority (other than ordinary course audits or examinations by an agency or regulating agency) pending, or threatened in writing, of or against any of the directors or officers (with regard to their actions in their capacities as such) of the Company or any of its Subsidiaries. As of the date of this Agreement, there is no (i) pending Action or Action threatened by the Company or any of its Subsidiaries against any third party, except as would not be material to the Company and its Subsidiaries, taken as a whole, or (ii) settlement agreement or similar agreement that imposes any material ongoing obligation or restriction on the Company or any of its Subsidiaries.

Section 4.10 Compliance with Laws; Permits.

(a) The Company and each of its Subsidiaries is, and since January 1, 2018, has been in compliance with all applicable Laws and applicable requirements thereof, except where failure to be in such compliance as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. Since January 1, 2018, the Company has not been sanctioned, fined or penalized for any violation of or failure to comply with any applicable Law, except for such sanctions, fines or penalties as would not be material to the Company and its Subsidiaries, taken as a whole. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Authority alleging a violation of any applicable Law by the Company nor any of its Subsidiaries at any time since January 1, 2018, except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(b) (i) Each of the Company and its Subsidiaries is in possession of all Permits necessary for the Company or such Subsidiary, as applicable, to own, lease and operate its properties or to carry on its business as it is now being conducted (the “Company Permits”) in compliance with all applicable Laws, except where the failure to have such Company Permits would not be material to the Company and its Subsidiaries, taken as a whole, (ii) all such Company Permits are valid and in full force and effect and (iii) there are no proceedings pending, or, to the Knowledge of the Company, threatened, that seek the revocation, cancellation, suspension or adverse modification of any Company Permit, in each case, except for such revocation, cancellation, suspension or adverse modification would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(c) (i) None of the Company or any of its Subsidiaries, is or has ever been a Sanctioned Person and (ii) to the Knowledge of the Company, since January 1, 2018, none of the Company’s or any of its Subsidiaries’ respective directors, limited liability company managers (or equivalent governing authority), officers, employees, agents or representatives is or has been a Sanctioned Person. Since January 1, 2018, except as would not be material to the Company and its Subsidiaries, taken as a whole, the operations of the Company and its Subsidiaries have been conducted in compliance with all Sanctions. None of the Company or any of its Subsidiaries, or any of their respective directors, limited liability company managers (or equivalent governing authority), officers, or employees is or has been the subject of any enforcement proceedings or, to the Knowledge of the Company, any investigation or inquiry by any Governmental Authority with respect to Sanctions, and there is no such enforcement proceeding or, to the Knowledge of the Company, investigation or inquiry pending or to the Knowledge of the Company, threatened. The Company and its Subsidiaries have in place controls and systems reasonably designed to ensure compliance with Sanctions in each of the jurisdictions in which the Company and its Subsidiaries operate or do business.

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Section 4.11 Material Contracts.

(a) Schedule 4.11(a) contains a true, accurate and complete list, as of the date of this Agreement, of each of the following Contracts (other than any Company Benefit Plan or lease or license for real property) to which the Company or any of its Subsidiaries is a party or otherwise bound (each such Contract required to be set forth on Schedule 4.11(a) collectively, the “Material Contracts”):

(i) each Contract evidencing outstanding Indebtedness of the Company or any of its Subsidiaries (other than guarantees or surety Contracts in respect of obligations under real property leases), in each case in an aggregate amount thereunder in excess of $1,000,000;

(ii) each partnership or joint venture (which includes the sharing of the Company’s and/or any of the its Subsidiaries’ profits);

(iii) each Contract that involves the acquisition or disposition of capital stock or other equity interests of another Person (other than the Company or any of its Subsidiaries, to the extent such entity was a Subsidiary at the time such Contract was entered into), whether by merger, consolidation or otherwise, in each case, which has been entered into since January 1, 2018;

(iv) any Contract that contains an existing obligation (contingent or otherwise) to pay any material amounts with respect to indemnification obligations, purchase price adjustment, earn-outs, backend payment or similar obligations, in all cases in connection with any completed acquisition or disposition by the Company;

(v) each Contract with any Material Payor or Material Supplier, other than any work orders, purchase orders, invoices and similar documents issued in the Ordinary Course of Business;

(vi) each Contract with any physician, physician practice, surgery center, home health agency, hospital or other referral source (A) involving consideration in excess of $100,000 in any twelve-month period or (B) from whom the Company or any of its Subsidiaries (on a consolidated basis) have received referrals generating more than $250,000 during the year ended December 31, 2019;

(vii) any Contract (other than those made in the Ordinary Course of Business) providing for: (A) the grant of any preferential rights to purchase or lease any asset of the Company or any of its Subsidiaries or (B) any right (exclusive or non-exclusive) to sell or distribute any material product or service of the Company or any of its Subsidiaries;

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(viii) each Contract with any Governmental Authority (other than payor or provider Contracts in respect of any Federal Health Care Program or Contracts for athletic training services provided to any middle school, high school, college or university);

(ix) each Contract requiring any capital commitment or capital expenditures (including any series of related expenditures in excess of $1,000,000);

(x) each Contract providing for “most favored customer” or similar terms that limit the Company’s or one of its Subsidiaries’ right to determine pricing for products or services;

(xi) each Contract that limits, or purports to limit, in any material respect the ability of the Company or any Subsidiary of the Company (A) to compete in any material line of business or with any Person or entity or in any geographic area or during any period of time or (B) from soliciting customers; and

(xii) each collective bargaining agreement or other Contract with a trade union or other labor organization.

(b) (i) Each Material Contract is a legal, valid and binding obligation of the Company or a Subsidiary of the Company and, to the Knowledge of the Company, the other parties thereto; and (ii) except as would not be material to the Company and its Subsidiaries, taken as a whole: (A) neither the Company nor any of the Subsidiaries of the Company is in breach or violation of, or default under, any Material Contract, nor has any Material Contract been cancelled by the other party; (B) to the Knowledge of the Company, no other party is (with or without notice or lapse of time or both) in breach or violation of, or default under, any Material Contract; and (C) since January 1, 2018, neither the Company nor any of the Subsidiaries of the Company has received any written claim of default or breach under any Material Contract. The Company has Made Available to Acquiror true, correct and complete copies of all Material Contracts, including any and all exhibits, schedules and amendments thereto (other than any work orders, purchase orders, invoices and similar documents issued in the Ordinary Course of Business).

Section 4.12 Real Property.

(a) Neither the Company nor any of its Subsidiaries owns a fee interest in any real property.

(b) Schedule 4.12(b) lists (i) a true, correct and complete list of each material parcel of real property leased or subleased by the Company or any of its Subsidiaries as of the date hereof by street address and (ii) each material lease or sublease with respect to the 30 clinic sites with the highest aggregate annual payments under the terms of the applicable material lease, and each material non-clinic lease of the Company or any of its Subsidiaries, including with respect to the Company’s corporate headquarters (such documents in clause “(ii)”, the “Leases”). True, correct and complete copies of all Leases have been Made Available to Acquiror (the underlying properties, collectively, the “Leased Real Property”). Except as would not be reasonably expected to curtail or interfere, in any materially adverse respect to the current use and operation of the Leased Real Property: (i) each Lease is in full force and effect, is valid and effective in accordance with its respective terms, subject to any applicable Bankruptcy and Equity Exception, (ii) there is

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not, under any Lease, any existing material default or event of default (or event which, with notice or lapse of time, or both, would constitute a material default) by the Company or any of its Subsidiaries or, to the Knowledge of the Company, by the other party to such Lease or sublease, (iii) no action, suit, investigation, arbitration or administrative or other proceeding is pending or, to the Knowledge of the Company, threatened with respect to the Leased Real Property and (iv) neither the Company nor any of its Subsidiaries have received any written notice of a material violation applicable to any building, zoning, health or other Law with respect of the use or occupation of any Leased Real Property.

Section 4.13 Employee Benefits.

(a) Schedule 4.13(a) sets forth a true, correct and complete list of all material Company Benefit Plans, excluding any employment, restrictive covenant, consulting, or equity award agreement, offer letter or other agreement which does not materially deviate from the applicable Company form, which is included on Schedule 4.13(a) (“Individualized Agreements”). With respect to each material Company Benefit Plan, the Company has Made Available to Acquiror a current, true, correct and complete copy of each such Company Benefit Plan other than Individualized Agreements (or if no such copy exists, a written description of the material terms thereof) and, to the extent material and applicable, (i) any amendments, (ii) the most recent summary plan description as well as any summary of material modifications thereof, (iii) trust agreement or other funding instrument, (iv) the most recent Form 5500 series and (v) copies of the most recently received Internal Revenue Service determination, opinion or advisory letter for each such Company Benefit Plan.

(b) Except as would not be material to the Company and its Subsidiaries, taken as a whole, all contributions and/or payments owed by the Company under the terms of any Company Benefit Plan have been timely accrued for or paid in full when and as required to be paid.

(c) Except as would not be material to the Company and its Subsidiaries, taken as a whole, each Company Benefit Plan has been established, maintained, administered and operated in accordance with its terms and in compliance with the applicable terms of ERISA, the Code, and any other applicable Law.

(d) Except as would not be material to the Company and its Subsidiaries, taken as a whole, each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received, or is based on a form of plan that has received, a favorable determination or opinion letter from the Internal Revenue Service, and, to the Knowledge of the Company, nothing has occurred, whether by action or failure to act, that would reasonably be expected to cause such determination letter to be revoked.

(e) Neither the Company nor any of its ERISA Affiliates has within the past six years maintained, established, participated in or contributed to, been obligated to contribute to, or incurred any obligation or liability (including any contingent liability) under, an “employee pension benefit plan” (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA, Section 412 of the Code or Section 302 of ERISA (including any “multiemployer plan” within the meaning of Section (3)(37) of ERISA).

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(f) With respect to any Company Benefit Plan, except as would not be material to the Company and its Subsidiaries, taken as a whole, (i) no Actions (other than routine claims for benefits in the ordinary course) are pending or, to the Knowledge of the Company, threatened, (ii) no audit or other administrative proceeding by the United States Department of Labor, the Internal Revenue Service or other Governmental Authority is pending, or, to the Knowledge of the Company, threatened and (iii) there has been no non-exempt “prohibited transaction” within the meaning of Section 4975(c) of the Code or Section 406 of ERISA involving the assets of any Company Benefit Plan.

(g) Neither the Company nor any Subsidiary has any obligation to gross-up or reimburse any individual for any tax or related interest or penalties incurred by such individual, under Sections 409A or 4999 of the Code.

(h) Neither the execution and delivery of this Agreement nor the consummation of the Transactions will, either alone or in connection with any other event(s): (i) result in any payment or benefit becoming due to any current or former employee, contractor or director of the Company or any Subsidiary under any Company Benefit Plan; (ii) increase any amount of compensation or benefits otherwise payable to any current or former employee, contractor or director of the Company or any Subsidiary under any Company Benefit Plan; or (iii) result in the acceleration of the time of payment, funding or vesting of any benefits to any current or former employee, contractor or director of the Company or any Subsidiary under any Company Benefit Plan.

Section 4.14 Labor and Employment.

(a) (i) Neither the Company nor any Subsidiary of the Company is a party to any collective bargaining agreement or other Contract with a union or other labor organization, (ii) there is no union organizing effort pending, or to the Knowledge of the Company, threatened with respect to any employees of the Company or any Subsidiary of the Company and (iii) since January 1, 2018, there has been no actual, or to the Knowledge of the Company, threatened strike, organized slowdown, work stoppage, lockout, arbitration, picketing, hand-billing or other material labor dispute with respect to any employees of the Company or any Subsidiary of the Company.

(b) Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries are in compliance with all applicable Laws regarding employment and employment practices, including, without limitation, all Laws respecting terms and conditions of employment, health and safety, employee classification, non-discrimination, wages and hours, disability rights or benefits, equal opportunity, plant closures and layoffs, affirmative action, workers’ compensation, labor relations, pay equity, overtime pay, employee leave issues, the proper classification of employees and independent contractors, the proper classification of exempt and non-exempt employees, immigration and employment authorization (including Form I-9 compliance) and unemployment insurance.

(c) To the Knowledge of the Company, since January 1, 2018, no allegations of sexual or other unlawful harassment or discrimination have been made against (i) any officer of the Company or its Subsidiaries, or (ii) any employee of the Company or its Subsidiaries at the level of vice-president or above.

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(d) To the Knowledge of the Company, no employee of the Company or its Subsidiaries at the level of vice-president or above is in material violation of any term of any employment agreement, nondisclosure agreement, non-competition agreement, restrictive covenant or other obligation (i) to the Company or its Subsidiaries, or (ii) to a former employer of any such employee relating (A) to the right of any such employee to be employed by the Company or its Subsidiaries or (B) to the knowledge or use of trade secrets or proprietary information.

(e) Since January 1, 2018, neither the Company nor any of its Subsidiaries has engaged in layoffs, furloughs or employment terminations, whether temporary or permanent, and neither the Company nor any of its Subsidiaries has plans to engage in any layoffs, furloughs or employment terminations, whether temporary or permanent, within the next six months. The Company and its Subsidiaries, taken as a whole, has sufficient employees to operate the Business as currently conducted.

(f) The Company and its Subsidiaries and are not themselves direct government contractors required to comply with Executive Order 11246 and, except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries are in compliance with Executive Order 11246 and other applicable Laws requiring affirmative action or other employment related actions for government contractors or subcontractors.

Section 4.15 Taxes.

(a) All income and other material Tax Returns required by Law to be filed by the Company or its Subsidiaries have been duly and timely filed (after giving effect to any valid extensions of time in which to make such filings) and all such Tax Returns are true, correct and complete in all material respects. All Taxes shown due on such Tax Returns and all other material amounts of Taxes owed by the Company and its Subsidiaries (whether or not shown due on any Tax Return) have been timely paid. The Company and each of its Subsidiaries have established reserves in accordance with GAAP on the Financial Statements that, as of the dates of the applicable Financial Statements, were adequate for the payment of all material Taxes not yet due and payable with respect to the Company and each of its Subsidiaries.

(b) Each of the Company and its Subsidiaries has (i) withheld all material amounts of Taxes required to have been withheld by it in connection with amounts paid to any employee, independent contractor, creditor, stockholder or any other third party and (ii) remitted such amounts required to have been remitted to the appropriate Governmental Authority and has otherwise complied in all material respects with all applicable Laws relating to the withholding, collection, payment and reporting of such Taxes.

(c) Neither the Company nor any of its Subsidiaries is currently engaged in any audit, examination, investigation, administrative, judicial or similar proceeding with a Governmental Authority with respect to material Taxes, and, to the Knowledge of the Company, no such proceeding has been threatened. Neither the Company nor its Subsidiaries has been assessed any deficiency for material Taxes that has not been paid or settled in full, and, to the Knowledge of the Company, no such deficiency has been threatened. No written claim has been made by any Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file a Tax Return that such entity is or may be subject to material Taxes or material Tax Return filing obligations in that jurisdiction.

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(d) Neither the Company nor its Subsidiaries (or any predecessor thereof) has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying or intended to qualify for tax-free treatment under Section 355 of the Code in the prior two years.

(e) Neither the Company nor its Subsidiaries has been a party to any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(f) There are no Liens with respect to unpaid Taxes on any of the assets of the Company or its Subsidiaries, other than Permitted Liens.

(g) Neither the Company nor any of its Subsidiaries is or has been a member of any consolidated, combined or unitary group (other than a group the common parent of which is the Company or any of its Subsidiaries). Neither the Company nor its Subsidiaries has any liability for the Taxes of any Person (other than the Company or its Subsidiaries) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), (ii) as a transferee or successor or by operation of law, or (iii) by Contract (other than pursuant to customary Tax gross-up or indemnity provisions in credit agreements or in other commercial Contracts not primarily relating to Taxes).

(h) Neither the Company nor any of its Subsidiaries is a party to, or bound by, or has any obligation to, any Governmental Authority or other Person under any Tax Sharing Agreements, except, in each case, (i) for any customary Tax gross-up or indemnity provisions in credit agreements or in other commercial contracts not primarily relating to Taxes, or (ii) for any such agreement exclusively between or among the Company and its Subsidiaries.

(i) Except for extensions resulting from the extension of the time to file any applicable Tax Return, there are no outstanding agreements extending or waiving the statute of limitations applicable to any material Tax or material Tax Return with respect to the Company or any of its Subsidiaries or extending a period of collection, assessment or deficiency for material Taxes due from or with respect to the Company or any of its Subsidiaries, which period (after giving effect to such extension or waiver) has not yet expired, and no written request for any such waiver or extension is currently pending. None of the Company or any of its Subsidiaries is the beneficiary of any extension of time within which to file any material Tax Return not previously filed (other than a validly obtained extension of time not requiring the consent of the applicable Governmental Authority). No private letter ruling, administrative relief, closing agreement, technical advice or other similar ruling or request therefor has been granted or issued by, or is pending with, any Governmental Authority with respect to material Taxes of the Company or any of its Subsidiaries.

(j) To the Knowledge of the Company, there are no facts, circumstances or plans that, either alone or in combination, would reasonably be expected to prevent the Merger from qualifying for the Intended Tax Treatment.

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(k) Neither the Company nor any of its Subsidiaries will be required to include any material item of income, or exclude any material item of deduction, for any taxable period (or portion thereof) beginning on or after the Closing Date as a result of: (i) an installment sale transaction occurring on or before the date hereof governed by Code Section 453 (or any similar provision of state, local or foreign Laws); (ii) a disposition occurring on or before the date hereof reported as an open transaction for U.S. federal income Tax purposes (or any similar doctrine under state, local, or foreign Laws); (iii) any prepaid amounts received on or prior to the date hereof or deferred revenue realized, accrued or received on or prior to the date hereof outside of the ordinary course of business; (iv) a change in method of accounting with respect to Taxes that occurred or was requested on or prior to the date hereof (or as a result of the use of an impermissible method of accounting prior to the date hereof); (v) an agreement entered into with any Governmental Authority (including a “closing agreement” under Code Section 7121 or similar provision of state, local, or foreign law) on or prior to the date hereof; or (vi) intercompany transactions or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign Tax law) occurring or created on or prior to the date hereof.

(l) Neither the Company nor any of its Subsidiaries has deferred any “applicable employment taxes” under Section 2302 of the CARES Act.

(m) Neither the Company nor any of its Subsidiaries has any unpaid liability under Code Section 965 or any similar provision of U.S. state or local or non-U.S. Tax Law.

(n) Other than the representations and warranties set forth in Section 4.13 (insofar as it relates to Taxes), this Section 4.15 contains the exclusive representations and warranties of the Company with respect to Tax matters.

Section 4.16 Intellectual Property.

(a) Schedule 4.16(a) sets forth a list of all Intellectual Property registrations and applications for registration of Intellectual Property owned by the Company and its Subsidiaries as of the date of this Agreement.

(b) Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company or one of its Subsidiaries owns or has the valid right to use all material Intellectual Property necessary for, or used in, the operation of the business of the Company as currently conducted (all such Intellectual Property that is owned by the Company and the Company’s Subsidiaries collectively, the “Company Owned Intellectual Property”), free and clear of all Liens (other than Permitted Liens). Schedule 4.16(c) sets forth a non-exhaustive list of material Company Owned Intellectual Property, other than the Intellectual Property registrations and applications for registration set forth in Schedule 4.16(a).

(c) Except as would not be material to the Company and its Subsidiaries, taken as a whole: (i) there are no claims against the Company or any of its Subsidiaries that are presently pending, or to the Knowledge of the Company, threatened, (A) contesting the validity, use, ownership or enforceability of any of the Company Owned Intellectual Property, or (B) alleging any infringement, misappropriation or other violation of any Intellectual Property rights of any

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other Persons; (ii) to the Knowledge of the Company, the operation of the Company’s business as currently conducted does not infringe, misappropriate or otherwise violate any Intellectual Property of any other Person; and (iii) to the Knowledge of the Company, no Person is infringing, misappropriating or otherwise violating any material Company Owned Intellectual Property.

(d) The Company and its Subsidiaries have taken commercially reasonable actions to maintain and protect the secrecy and confidentiality of the material trade secrets included in the Company Owned Intellectual Property. Except as would not be material to the Company and its Subsidiaries, taken as a whole, no such material trade secret has been authorized by the Company or any of its Subsidiaries to be disclosed to any Person other than pursuant to a non-disclosure agreement restricting the disclosure of such trade secret.

(e) Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company or one of its Subsidiaries owns, or has a valid right to access and use all computer systems, networks, hardware, software, and equipment used in connection with the business of the Company as currently conducted (“Company IT Systems”). The Company IT Systems (i) are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company as currently conducted and (ii) do not, to the Knowledge of the Company, contain any viruses, worms, trojan horses, bugs, faults or other devices, errors, contaminants or effects that: (A) materially disrupt or adversely affect the functionality of any Company IT Systems, except as disclosed in their documentation; or (B) enable or assist any Person to access without authorization any Company IT Systems. To the Knowledge of the Company, since January 1, 2018, there have been no security breaches of the Company IT Systems and there have been no adverse events affecting any Company IT Systems that adversely affected the Company’s and its Subsidiaries’ business or operations, in each case, except as would not be material to the Company and its Subsidiaries, taken as a whole.

Section 4.17 Compliance with Healthcare Laws and Information Privacy and Security Laws.

(a) Except as would not be material to the Company and its Subsidiaries, taken as a whole, none of the Company or any of its Subsidiaries or any of their respective directors, limited liability company managers (or equivalent governing authority), officers or, to the Knowledge of the Company, employees or independent contractors (with respect to their activities on behalf of the Company or its Subsidiaries) (i) is, or since January 1, 2018, has been, in violation of, conducting its business or operations in violation of, or using or occupying its properties or assets in violation of any Healthcare Laws, (ii) has, since January 1, 2018, received any written notice of any alleged violation of, or any citation, suspension, revocation, limitation, warning, claim or request for repayment or refund issued by a Governmental Authority that alleges or asserts that the Company or any of its Subsidiaries have violated any Healthcare Laws or which requires or seeks to adjust, modify or alter any of the Company’s or its Subsidiaries’ operations, activities, services or financial condition, in each case that has not been fully and finally resolved to the Governmental Authority’s satisfaction without further liability to the Company or any Company Subsidiary or (iii) is subject to or has entered into any written agreement, including any individual or corporate integrity agreement, settlement or Government Order related to any actual or alleged violation of any applicable Healthcare Law.

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(b) Since January 1, 2018, except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company and each of its Subsidiaries have prepared, submitted and implemented timely and effective responses and, as applicable, any corrective action plans required to be prepared and submitted in response to all (i) internal or third-party audits, inspections, investigations or examinations of the Company and its Subsidiaries and (ii) investigations, subpoenas, investigations, demands, complaints or allegations by customers, patients, Governmental Authorities or other Persons.

(c) The Company and each of its Subsidiaries (i) has in place healthcare regulatory compliance programs including policies, procedures and training programs reasonably designed to cause the Company, each Company Subsidiary and their respective directors, limited liability company managers (or equivalent governing authority), officers, employees, contractors and vendors to be in compliance with all applicable Healthcare Laws, including the federal Anti-Kickback Statute, 42 U.S.C. §1320a-7b(b), the federal Physician Self-Referral Law, 42 U.S.C. § 1395nn, and all applicable billing and claims requirements and (ii) is operating in compliance in all material respects with such compliance programs, including with respect to training of workforce members when hired and periodically thereafter.

(d) Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any of their respective directors, limited liability company managers (or equivalent governing authority), officers, employees, contractors or vendors, have on behalf of the Company or any of its Subsidiaries directly or indirectly solicited, received, made or offered to make any contribution, gift, bribe, rebate, payoff, influence payment or kickback to any person, regardless of form: (i) in violation of the federal Anti-Kickback Statute, 42 U.S.C. §1320a-7b(b), the federal Physician Self-Referral Law, 42 U.S.C. § 1395nn or any other state or federal anti-bribery, anti-kickback, anti-inducement, anti-corruption or anti-fraud Laws; or (ii) to obtain or maintain any referral or favorable treatment in securing business in violation of any applicable Healthcare Law.

(e) The Company and each of its Subsidiaries that participates in any Third Party Payor Program is qualified to participate in such Third Party Payor Program and is duly enrolled and certified therein, and has the requisite provider and supplier numbers to bill the Medicare program, the respective Medicaid program in the state or states in which such entity operates, and all other Third Party Payor Programs that each of such Subsidiaries of the Company currently bills to. To the Knowledge of the Company, the Company and each of its Subsidiaries is operating, and since January 1, 2018 has operated, in compliance with all Third Party Payor Program rules and regulations and all provisions of each Third Party Payor Program contract to which it is party or by which it is bound, except as would not be material to the Company and its Subsidiaries, taken as a whole. There is no Action pending or, to the Knowledge of the Company, threatened, which has resulted in or could reasonably be expected to result in any material revocation, suspension, termination, probation, restriction, limitation, non-renewal or other material adverse modification of the participation by the Company or any of its Subsidiaries in any Third Party Payor Program or of any supplier or provider number, or result in the Company’s or any of its Subsidiaries’ or any of the Leases’ exclusion from any Third Party Payor Program.

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(f) Except as would not be material to the Company and its Subsidiaries, taken as a whole, since January 1, 2018, the Company and each of its Subsidiaries has, (i) timely filed all reports and billings required to be filed with respect to each Third Party Payor Program, all of which were prepared and filed in compliance with applicable Laws and applicable Payor requirements and (ii) paid all known and undisputed refunds, overpayments, discounts and adjustments due with respect to any such report or billing (except, with respect to Payors other than any Federal Health Care Program, for credit balances set forth in the Financial Statements or arising since the date of the most recent Financial Statements in the Ordinary Course of Business). All Claims submitted by or on behalf of the Company or any of its Subsidiaries since January 1, 2018 have been submitted in material compliance with applicable Laws and the rules, regulations, policies and procedures of the applicable third party Payors and there are no material pending or, to the Knowledge of the Company, threatened, audits (including written notice of an intent to audit), investigations, appeals, adjustments or Actions for or relating to such Claims, except as would not be material to the Company and its Subsidiaries, taken as a whole. All material Claims submitted by the Company or its Subsidiaries were for goods actually sold or services actually performed by the billing Company or Subsidiary of the Company to eligible patients, properly coded and, except for clerical errors, otherwise true and correct, and, to the Knowledge of the Company, there are no facts or circumstances that would give rise to any disallowance, recoupment, denial of payment, suspension of payment, overpayment, or penalty action or proceeding against the Company or any of its Subsidiaries.

(g) Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company and each of its Subsidiaries has, since January 1, 2018, taken, commercially reasonable steps to verify that and, to the Knowledge of the Company, each of the physical therapists and other health care professionals currently employed or engaged by the Company or any of its Subsidiaries to provide professional services, has, since January 1, 2018 (or such earlier date as such Person has been employed or engaged by the Company or applicable Subsidiary of the Company) been at all applicable times duly licensed, certified and registered to provide such services and in good standing with all applicable Governmental Authorities (including the board of physical therapy in the state in which he or she practices), and duly enrolled and credentialed with each Third Party Payor Program that requires such enrollment or credentialing for Claims submitted by the Company or applicable Subsidiary of the Company.

(h) None of the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any of their respective current directors, limited liability company managers (or equivalent governing authority), officers, employees or other health care professionals, is, or since January 1, 2018, has been (i) debarred, excluded or suspended from participating in any Federal Health Care Program, (ii) subject to a civil monetary penalty assessed under Section 1128A of the Social Security Act, or sanctioned, indicted or convicted of a crime, or pled nolo contendere or to sufficient facts in connection with any allegation of a violation of any Federal Health Care Program requirement or Healthcare Law or (iii) listed on the General Services Administrative (“GSA”) published list of parties excluded from federal procurement programs and non-procurement programs. The Company and each of its Subsidiaries maintains and since January 1, 2018 has maintained, policies and procedures to screen its officers, employees and other health care professionals for Federal Health Care Program, GSA and Office of Foreign Asset Control of the U.S. Department of Treasury (“OFAC”) exclusion or debarment prior to their association with the Company or its Subsidiary and on a regular basis thereafter.

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(i) Each of the Company and its Subsidiaries is in compliance in all material respects with all applicable Information Privacy and Security Laws, including with respect to the collection, use, storage, transfer and disclosure of any Protected Health Information (as defined at 45 CFR § 160.103). Since January 1, 2018, the Company and each of its Subsidiaries has maintained privacy and security policies, procedures and safeguards that comply in all material respects with then-applicable requirements of HIPAA (collectively, “HIPAA Policies and Procedures”). The Company has Made Available to Acquiror true, correct and complete copies of all such HIPAA Policies and Procedures. The Company and its Subsidiaries have executed current and valid Business Associate Agreements (as described by HIPAA) with all persons or entities that provide business associate services on behalf of the Company or any of its Subsidiaries (“Business Associates”). Except as would not be material to the Company and its Subsidiaries, taken as a whole, (i) the Company and its Subsidiaries are in compliance with the terms of all such Business Associate Agreements and (ii) neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Authority or other Person relating to any alleged violation or non-compliance with HIPAA.

(j) To the Knowledge of the Company, since January 1, 2018 there has not been any breach (as defined by applicable Information Privacy and Security Laws) involving Personal Information in the possession or control of the Company, and no breach (as defined by applicable Information Privacy and Security Laws) has occurred that would require notification by, on behalf of or as a result of the Company under any applicable Information Privacy or Security Law, except as would not be material to the Company and its Subsidiaries, taken as a whole. Since January 1, 2018, the Company has been in material compliance with all of the Company’s policies and contractual obligations with respect to the collection, use, storage, sharing or transfer of Personal Information. The Company has reasonable safeguards in place and takes commercially reasonable measures to protect Personal Information in its possession or under its control against loss, theft, or unauthorized disclosure. Since January 1, 2018, the Company has not received any written notice of any claims of, or been charged with, the violation of any Information Privacy and Security Laws.

Section 4.18 Material Payor and Material Supplier Relations.

(a) Schedule 4.18(a)(i) contains a true, correct and complete list of (i) the identity of the ten largest non-Governmental Authority Payors of the Company and its Subsidiaries, as measured by net revenue generated by the Company and its Subsidiaries from such Payors on an aggregate basis during the twelve-month period ended December 31, 2020 (each, a “Material Payor”) and (ii) the net revenue generated by the Company and its Subsidiaries with respect to such Material Payors, during such period. During the twelve-month period ended December 31, 2020, no Material Payor has (A) cancelled, suspended or terminated its relationship with the Company or its Subsidiaries, (B) materially reduced its business with the Company or any of its Subsidiaries or otherwise materially adversely modified its relationship or terms with the Company or any of its Subsidiaries or (C) notified the Company of its intention to take any such action and, to the Knowledge of the Company, no such Material Payor is contemplating such action or (D) to the Knowledge of the Company, become insolvent or subject to bankruptcy proceedings. Except as would not be material to the Company and its Subsidiaries, taken as a whole, there is no pending dispute between the Company or any of its Subsidiaries, on the one hand, and any Material Payor, on the other hand.

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(b) Schedule 4.18(b)(i) contains a true, correct and complete list of (i) the identity of the five largest suppliers of the Company and its Subsidiaries as measured by the Company’s and its Subsidiaries’ purchases of goods and services from such suppliers on an aggregate basis during the twelve-month period ended December 31, 2020 (each, a “Material Supplier”) and (ii) the total payments by the Company and its Subsidiaries to such Material Suppliers, during such period. During the twelve-month period ended December 31, 2020, no Material Supplier has (A) cancelled, suspended or terminated its relationship with the Company or its Subsidiaries, (B) materially reduced its business with the Company or any of its Subsidiaries or otherwise materially adversely modified its relationship or terms with the Company or any of its Subsidiaries, (C) notified the Company of its intention to take any such action and, to the Knowledge of the Company, no such Material Supplier is contemplating such action, (D) notified the Company or any of its Subsidiaries of any violations of such Material Supplier’s user, usage or advertising policies (as applicable), or (E) to the Knowledge of the Company, become insolvent or subject to bankruptcy proceedings. There is no pending material dispute between the Company or any of its Subsidiaries, on the one hand, and any Material Supplier, on the other hand.

Section 4.19 Environmental Matters.

(a) Except as would not be material to the Company and its Subsidiaries, taken as a whole, (i) the Company is and, since January 1, 2016, has been in compliance with Environmental Laws, including obtaining, maintaining and complying with all Permits required under Environmental Laws, (ii) since January 1, 2016, no Governmental Authority or other Person has commenced or, to the Knowledge of the Company, threatened to commence, any contribution action or other proceeding against the Company in connection with any asserted violation of, or liability under, Environmental Laws and (iii) there are no circumstances, facts, conditions, events or incidents, including the presence of any Hazardous Material, which would be reasonably likely to result in the Company incurring liability under any Environmental Law.

(b) The Company has Made Available true copies and results of any material reports, investigations, audits, assessments (including Phase I environmental site assessments and Phase II environmental site assessments), analyses, tests or monitoring in the possession of, or reasonably available to, the Company or any of its Subsidiaries pertaining to any material unresolved liabilities under or material noncompliance with any Environmental Law.

Section 4.20 Insurance. To the Knowledge of the Company: (a) all of the policies of property, fire and casualty, liability, workers’ compensation, directors and officers and other forms of insurance (collectively, the “Policies”) held by, or for the benefit of, the Company or any of its Subsidiaries with respect to policy periods that precede and include the date of this Agreement are in full force and effect; and (b) neither the Company nor any of its Subsidiaries has received a written notice of cancellation of any of the Policies or of any material changes that are required in the conduct of the business of the Company or any of its Subsidiaries as a condition to the continuation of coverage under, or renewal of, any of the Policies.

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Section 4.21 Absence of Changes. Except for any COVID-19 Response, since the Balance Sheet Date through the date hereof, (a) the Company and its Subsidiaries have operated their respective businesses in the Ordinary Course of Business in all material respects, (b) there has not been any change, effect, condition, circumstance or development relating to the Company and its Subsidiaries that has resulted in, or would reasonably be expected to result in, a Company Material Adverse Effect, and (c) neither the Company nor any of its Subsidiaries has:

(i) made any material change in or amendment to any of the Company Organizational Documents;

(ii) made, declared, set aside, or paid any dividend or distribution to any equityholder other than dividends or distributions between or among the Company and any of its wholly-owned Subsidiaries;

(iii) incurred, guaranteed or otherwise become liable for (whether directly, contingently or otherwise) any Indebtedness;

(iv) acquired by merger or consolidation with, or merged or consolidated with, or purchased substantially all of the assets of, any corporation, partnership, association, joint venture or other business organization or division thereof or Person;

(v) made any change in financial accounting methods, principles or practices, except insofar as may have been required by a change in GAAP, including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, or applicable Law;

(vi) other than in the Ordinary Course of Business consistent with past practice, (i) granted or acquired, agreed to grant to or acquired from any Person, disposed of, or permitted to lapse any rights to any Company Owned Intellectual Property and (ii) not disclosed or agreed to disclose to any Person, other than Acquiror (or representatives designated by Acquiror), any trade secret or other material proprietary information; or

(vii) made any change in the auditors of the Company,

other than, in each case, any action taken in connection with any document or agreement entered into pursuant to the terms of this Agreement.

Section 4.22 Interested Party Transactions. No director, manager, officer or Affiliate of the Company or any of its Subsidiaries is a party to any Contract with the Company or any of its Subsidiaries, other than (a) the payment of compensation and provision of benefits to, and the entering into of compensatory arrangements, benefit plans and similar transactions, agreements or Contracts with, or with respect to, officers, managers, employees and independent contractors of the Company or any Company Subsidiary, including equity compensation, (b) Contracts in connection with any such manager’s, officer’s or Affiliate’s direct or indirect ownership of equity interests in the Company or any of its Subsidiaries (or any securities that are convertible into, or exercisable or exchangeable for, any such equity interests), including distributions by the Company upon its equity interests, or (c) as otherwise contemplated by this Agreement.

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Section 4.23 Proxy Statement. The information supplied by the Company for inclusion in the Proxy Statement will not, at (a) the time the definitive Proxy Statement is filed with the SEC, (b) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the holders of Acquiror Common Stock and (c) the time of the Special Meeting, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 4.24 No Brokers’ Fees. Except for Barclays Capital Inc. and Citigroup Global Markets Inc., no broker, finder, investment banker or other Person acting on behalf of the Company is, or shall be, entitled to any brokerage fee, finders’ fee or other commission in connection with this Agreement or the Transactions based upon arrangements made by the Company or any of its Affiliates.

Section 4.25 No Additional Representations and Warranties; Non-Reliance of the Company. The Company acknowledges and agrees that the Company has made its own investigation of Acquiror and Merger Sub and, except for the representations and warranties expressly made by Acquiror or Merger Sub in ARTICLE V (as modified by the Disclosure Schedules), none of Acquiror nor Merger Sub nor any other Person has made, is making or shall be deemed to make any express or implied representation or warranty with respect to Acquiror and Merger Sub or any other Person or their respective businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects, including any representation or warranty as to condition, value, quality, merchantability, usage, suitability, fitness for a particular purpose, future results, proposed businesses or future plans, and the Company is not relying on any representation or warranty of Acquiror, Merger Sub or any other Person except for those expressly set forth in ARTICLE V (as modified by the Disclosure Schedules).

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF

ACQUIROR AND MERGER SUB

Except as set forth on the Disclosure Schedules or in the SEC Reports (to the extent the qualifying nature of such disclosure is readily apparent from the content of such SEC Reports, but excluding disclosures referred to in “Forward Looking Statements,” “Risk Factors” and any other disclosures therein to the extent they are of a predictive or cautionary nature or related to forward looking statements), each of Acquiror and Merger Sub represents and warrants to the Company as follows:

Section 5.1 Organization and Authority.

(a) Acquiror is a corporation duly incorporated, validly existing and in good standing under the Laws of Delaware and has all requisite corporate power and authority to own, lease or operate its properties and assets and to conduct its business as it is now being conducted and contemplated to be conducted, except where the failure to have such power and authority would not be material to Acquiror and Merger Sub, taken together. True, correct and complete copies of the Acquiror Organizational Documents have been delivered to the Company prior to the date of this Agreement. Acquiror is duly licensed or qualified to do business and in good standing in all jurisdictions in which its ownership of property or assets or the character of its activities is such as to require it to be so licensed or qualified, except where failure to be so licensed or qualified and in good standing has not had, individually or in the aggregate, an Acquiror Material Adverse Effect.

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(b) Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of Delaware, with full corporate power and authority to enter into this Agreement and perform its obligations hereunder.

Section 5.2 Authorization and Enforceability.

(a) Each of Acquiror and Merger Sub has all requisite corporate power and authority to execute, deliver and perform this Agreement and each of the Ancillary Agreements to which it is a party, and to carry out its obligations hereunder and thereunder and to consummate the Transactions, in each case, subject to receipt of the Acquiror Stockholder Approval. At the Closing, Acquiror will have full corporate power and authority to enter into and perform its obligations under each other agreement, document or certificate to be executed by Acquiror at the Closing and to consummate the transactions contemplated thereby. The execution, delivery and performance of this Agreement and each Ancillary Agreement in effect as of the date of this Agreement and the consummation of the Transactions have been duly and validly authorized and approved by the Acquiror Board, the Merger Sub Board and, except for the Acquiror Stockholder Approval, no other proceeding on the part of Acquiror or Merger Sub is necessary to authorize this Agreement or Acquiror’s or Merger Sub’s performance hereunder. Acquiror, as the sole stockholder of Merger Sub, substantially concurrently with the execution and delivery of this Agreement (but deemed to occur a moment thereafter), has adopted this Agreement and approved the Transactions. This Agreement has been duly and validly executed and delivered by Acquiror and Merger Sub and, assuming due authorization and execution by each other Party hereto, constitutes a legal, valid and binding obligation of Acquiror and Merger Sub, enforceable against Acquiror and Merger Sub in accordance with its terms, except as such enforceability may be limited by or subject to any applicable Bankruptcy and Equity Exception. Each Ancillary Agreement to be executed by Acquiror and Merger Sub at the Closing will be, when executed and delivered by Acquiror and Merger Sub, duly and validly executed and delivered, and assuming due authorization and execution by each other Party thereto and consummation of the Closing, will constitute a legal, valid and binding obligation of Acquiror, enforceable against Acquiror in accordance with its terms, except as such enforceability may be limited by or subject to any applicable Bankruptcy and Equity Exception.

(b) The affirmative vote of (i) holders of a majority of the outstanding shares of Acquiror Common Stock, voting together as a single class, cast at the Special Meeting is required to approve the Merger Proposal, (ii) holders of a majority of the outstanding shares of Acquiror Common Stock, voting together as a single class, cast at the Special Meeting is required to approve the Issuance Proposal, (iii) (A) holders of a majority of the outstanding shares of Acquiror Common Stock, voting together as a single class, and (B) holders of a majority of the outstanding shares of Acquiror Class F Common Stock voting separately as a single class, in each case cast at the Special Meeting, is required to approve the Amendment Proposal (it being understood, for the avoidance of doubt, that the separate approval of any non-binding advisory proposal(s) relating to the Amendment Proposal shall not constitute a part of the Acquiror Stockholder Approval (as defined below) and shall not be required to satisfy the closing condition set forth in Section 7.1(c)), (iv) holders of a majority of the outstanding shares of Acquiror Common Stock, voting together as a single class, cast at the Special Meeting is required to approve the Incentive Plan Proposal and (v) a plurality of the votes cast at the Special Meeting by holders of outstanding shares of Acquiror Common Stock, voting together as a single class, is required to

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approve the Director Election Proposal, in each case, assuming a quorum is present, are the only votes of any of Acquiror’s capital stock necessary in connection with the entry into this Agreement by Acquiror, and the consummation of the Transactions, including the Closing (the approval by Acquiror stockholders of the proposals set forth in clauses “(i),” “(ii)” and “(iii),” collectively, the “Acquiror Stockholder Approval”). The Acquiror Stockholder Approval is the only vote of the holders of any class or series of capital stock of Acquiror required to adopt this Agreement and approve the Transactions.

(c) At a meeting duly called and held on or prior to the date hereof, the Acquiror Board unanimously: (i) determined that this Agreement and the Transactions are fair to and in the best interests of Acquiror and its stockholders; (ii) determined that the fair market value of the Company is equal to at least 80% of the amount held in the Trust Account (excluding any deferred underwriting commissions and Taxes payable on interest earned on the Trust Account) as of the date of this Agreement; (iii) approved the execution, delivery and performance of this Agreement and the Ancillary Agreements to which it is or will be a party and the consummation of the Transactions; (iv) approved the Transactions as a Business Combination; and (v) recommended to the holders of Acquiror Common Stock the approval of the Transactions and each of the Transaction Proposals.

(d) The approval of Acquiror, as the sole stockholder of Merger Sub, is the only vote of holders of any class or series of capital stock of Merger Sub required to adopt this Agreement.

Section 5.3 Noncontravention. The execution, delivery and performance of this Agreement and the other Ancillary Agreements to which Acquiror or Merger Sub are party, by Acquiror and Merger Sub, as applicable, and, upon receipt of Acquiror Stockholder Approval, the consummation or performance of the Transactions do not, and will not, (a) conflict with or violate any provision of, or result in the breach of the Acquiror Organizational Documents or any Organizational Documents of Merger Sub, (b) conflict with or result in any violation of any provision of any Law applicable to Acquiror, Merger Sub or any of their respective properties or assets, (c) violate, conflict with, result in a breach of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a right of termination, cancellation, modification, acceleration or amendment under, any of the terms, conditions or provisions of any Contract to which Acquiror or Merger Sub is a party or by which Acquiror, Merger Sub or any of their respective assets or properties may be bound or affected or (d) result in the creation of any Lien upon any of the material properties or assets of Acquiror or Merger Sub, except with respect to clauses “(b)”, “(c)” and “(d)” above, where such violations, conflicts, breaches, defaults or rights which would not, reasonably be expected to be material to Acquiror and Merger Sub, taken together.

Section 5.4 Governmental Authorities; Consents. The execution and delivery of this Agreement, and the other Ancillary Agreements to which Acquiror or Merger Sub is a party, by Acquiror and Merger Sub, as applicable, does not, and the consummation or performance of this Agreement by Acquiror and Merger Sub will not, require any consent, approval, authorization or Permit of, or filing with or notification to, any Governmental Authority, except (a) applicable requirements of the Securities Act and the Exchange Act, (b) applicable requirements of Blue Sky Laws, (c) applicable requirements of the HSR Act, (d) the filing of the Certificate of Merger in accordance with the DGCL and (e) such consents, approvals, authorizations, permissions, filings or notifications which are made or obtained or, if not made or obtained, would not reasonably be expected to be material to Acquiror and Merger Sub, taken together.

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Section 5.5 Capitalization.

(a) The authorized capital stock of Acquiror consists of (i) 200,000,000 shares of Acquiror Class A Common Stock, (ii) 20,000,000 shares of Acquiror Class F Common Stock and (iii) 1,000,000 shares of Acquiror Preferred Stock. There are (i) 34,500,000 shares of Acquiror Class A Common Stock issued and outstanding, (ii) 8,625,000 shares of Acquiror Class F Common Stock issued and outstanding, (iii) no shares of Acquiror Preferred Stock issued and outstanding, (iv) warrants to purchase 6,900,000 shares of Acquiror Class A Common Stock at a price of $11.50 per share (the “Public Warrants”) and (v) warrants to purchase 5,933,333 shares of Acquiror Class A Common Stock at a price of $11.50 per share (the “Private Placement Warrants”). Except pursuant to the Subscription Agreements, there are no other shares of common stock, preferred stock or other equity interests of Acquiror authorized, reserved, issued (or planned to be issued) or outstanding. No issued and outstanding shares of any of the capital stock of Acquiror are held in treasury.

(b) The authorized capital stock of Merger Sub consists of 100 shares of common stock, par value $0.01 per share (the “Merger Sub Common Stock”). There are 100 shares of Merger Sub Common Stock issued and outstanding. All outstanding shares of Merger Sub Common Stock have been duly authorized, validly issued, fully paid and are non-assessable and are not subject to preemptive rights, and are held by Acquiror.

(c) All of the outstanding shares of Acquiror capital stock (including the Public Warrants and the Private Placement Warrants) and Merger Sub Common Stock have been duly authorized and are validly issued, fully paid and non-assessable and have been issued in accordance with all applicable Laws. The Acquiror Class A Common Stock to be issued at Closing in accordance with this Agreement, when issued, will be duly authorized, validly issued, fully paid and non-assessable, free and clear of any preemptive rights and all Liens, other than Permitted Liens and Securities Liens, and in compliance with all applicable Laws and without contravention of any other Person’s rights therein or with respect thereto. Acquiror does not have any outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or are convertible into or exercisable for securities having the right to vote) with the stockholders of Acquiror on any matter.

(d) Except for the Subscription Agreements, the Private Placement Warrants and the Public Warrants, there are no outstanding options, warrants, purchase rights, subscription rights, conversion rights, exchange rights or other Contracts or commitments that would require Acquiror to issue, sell or otherwise cause to become outstanding any of its equity securities. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the equity securities of Acquiror. There are no voting trusts or other agreements or understandings to which Acquiror is a party with respect to the voting of the capital stock or other equity interests of Acquiror.

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Section 5.6 SEC Reports; Financial Statements.

(a) Acquiror has timely filed or furnished, as applicable, all required registration statements, reports, schedules, forms, statements and other documents, including any exhibits thereto, required to be filed by it with the SEC from August 14, 2020 to the date of this Agreement (collectively, as they have been amended since the time of their filing and including all exhibits or schedules thereto and any other information incorporated therein, the “SEC Reports”), and will have filed all such registration statements, reports, schedules, forms, statements and other documents required to be filed subsequent to the date of this Agreement through the Closing Date (the “Additional SEC Reports”). All SEC Reports, Additional SEC Reports, any correspondence from or to the SEC or the Stock Exchange (other than such correspondence in connection with the initial public offering of Acquiror) and all certifications and statements required by: (i) Rule 13a-14 or 15d-14 under the Exchange Act; or (ii) 18 U.S.C. § 1350 (Section 906) of the Sarbanes-Oxley Act with respect to any of the foregoing (collectively, the “Certifications”) are available on the SEC’s Electronic Data-Gathering, Analysis and Retrieval system (EDGAR) in full without redaction. The Certifications are true and correct. Acquiror has delivered to the Company true and correct copies of all amendments and modifications to the exhibits filed with the SEC Reports that have not been filed by Acquiror with the SEC and are currently in effect. Each of the SEC Reports at the time of its filing or being furnished to the SEC complied, and the Additional SEC Reports will comply, in all material respects, with the applicable requirements of the Securities Act, the Exchange Act, the Sarbanes-Oxley Act and any rules and regulations promulgated thereunder applicable to the SEC Reports in effect as of the respective dates thereof. None of the SEC Reports, as of their respective dates (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), contained, and no Additional SEC Report will contain, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the SEC Reports. The audited financial statements and unaudited interim financial statements (including, in each case, the notes and schedules thereto) included in the SEC Reports, and that will be included in the Additional SEC Reports (the “Acquiror Financial Statements”), (x) complied or will comply, as the case may be, as to form in all material respects with the published rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof with respect thereto, (y) were prepared or will be prepared, as the case may be, in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and (z) fairly present or will fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments and the absence of complete footnotes), as the case may be, in all material respects, the financial position, results of operations, stockholders’ equity and cash flows of Acquiror as of the respective dates thereof and the results of their operations, stockholders’ equity and cash flows for the respective periods then ended.

(b) Acquiror maintains a system of “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) sufficient to provide reasonable assurances: (i) that records are maintained that in reasonable detail accurately and fairly reflect the transactions and dispositions of assets of Acquiror and Merger Sub; (ii) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of Acquiror and Merger Sub are being made only in accordance

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with the authorizations of management and directors of Acquiror; and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Acquiror’s properties or assets that could have a material effect on the financial statements. Acquiror maintains a system of “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) sufficient to ensure that all material information concerning Acquiror is made known on a timely basis to the individuals responsible for the preparation of Acquiror’s filings with the SEC and other public disclosure documents, and otherwise ensure that information required to be disclosed by Acquiror in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules, to allow timely decisions regarding required disclosure and to make the Certifications. As of the date hereof, Acquiror has not identified or been made aware of, and has not received from its independent auditors any notification of, any (x) “significant deficiency” in the internal controls over financial reporting of Acquiror, (y) “material weakness” in the internal controls over financial reporting of Acquiror or (z) fraud, whether or not material, that involves management or other employees of the Acquiror who have a role in the internal controls over financial reporting of Acquiror.

(c) Each director and executive officer of Acquiror has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder. Acquiror has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(d) Except as disclosed in the SEC Reports, no current officer or director of Acquiror or, to the Knowledge of Acquiror, any current stockholder or employee, or any “affiliate” or “associate” (as those terms are defined in Rule 405 promulgated under the Securities Act) of any such Person, has had, either directly or indirectly, a material interest in any Contract to which Acquiror is a party or by which it may be bound.

Section 5.7 Actions. Except as would not be material to Acquiror and Merger Sub, taken together, (a) there are no pending Actions or, to the Knowledge of Acquiror, Actions threatened in writing, against Acquiror or Merger Sub and (b) neither Acquiror nor Merger Sub is subject to any continuing Governmental Order. Except as would not be material to Acquiror and Merger Sub, taken together, (x) there is no audit, examination or investigation by any Governmental Authority (other than ordinary course audits or examinations by an agency or regulating agency) pending or, to the Knowledge of Acquiror, threatened in writing, of or against the Acquiror or Merger Sub, and (y) to the Knowledge of Acquiror, there is no audit, examination or investigation by any Governmental Authority (other than ordinary course audits or examinations by an agency or regulating agency) that is pending, or threatened, of or against any of the directors or officers (with regard to their actions in their capacities as such) of Acquiror or Merger Sub. As of the date of this Agreement, there is no (A) pending Action or Action threatened by Acquiror or Merger Sub against any third party or (B) settlement agreement or similar agreement that imposes any ongoing obligation or restriction on Acquiror or Merger Sub.

Section 5.8 Compliance with Laws; Permits. Acquiror and Merger Sub are, and since August 14, 2020, have been, in compliance with all applicable Laws and applicable requirements thereof, except where failure to be in such compliance as would not reasonably be expected to be material to Acquiror and Merger Sub, taken together. Since August 14, 2020, Acquiror has not

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been sanctioned, fined or penalized for any violation of or failure to comply with any applicable Law. To the Knowledge of Acquiror, neither Acquiror nor Merger Sub has received any written notice from any Governmental Authority of a violation of any applicable Law by Acquiror or Merger Sub at any time since August 14, 2020. Acquiror is in possession of all Permits necessary for Acquiror to own, lease and operate its properties or to carry on its business as it is now being conducted, except where the failure to have such Permits would not be material to the Acquiror and Merger Sub, taken together.

Section 5.9 Financial Ability; Trust Account; PIPE Investment Amount.

(a) There is at least $345,000,000 (less, as of the Closing, the Redemption Amount payable to the holders of Acquiror Class A Common Stock who have validly exercised their right to receive payment pursuant to the Acquiror Stock Redemption, if any) invested in a trust account (the “Trust Account”), maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trustee”), pursuant to that certain Investment Management Trust Agreement, dated August 11, 2020, by and between Acquiror and the Trustee (the “Trust Agreement”). Since August 14, 2020, Acquiror has not released any money from the Trust Account, except in accordance with the Trust Agreement and Acquiror Organizational Documents. Amounts in the Trust Account are invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act. Acquiror has performed all material obligations required to be performed by it to date under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and no event has occurred that, with due notice or lapse of time or both, would constitute such a default thereunder. There are no Actions pending with or, to the Knowledge of Acquiror, threatened in writing by any Governmental Authority with respect to the Trust Account. As of the Closing, the obligations of Acquiror to dissolve or liquidate pursuant to the Acquiror Organizational Documents shall terminate, and as of the Closing, Acquiror shall have no obligation whatsoever pursuant to the Acquiror Organizational Documents to dissolve and liquidate the assets of Acquiror by reason of the consummation of the Transactions. The Trust Agreement is valid and in full force and effect and enforceable in accordance with its terms and has not been amended or modified. There are no separate Contracts, side letters or other arrangements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the SEC Reports to be inaccurate or that would entitle any Person (other than pursuant to an Acquiror Stock Redemption, if any) to any portion of the proceeds in the Trust Account.

(b) Schedule 5.9(c) sets forth true, correct and complete copies of each of the Subscription Agreements entered into by Acquiror with the applicable investors named therein (collectively, the “PIPE Investors”), pursuant to which the PIPE Investors have committed to provide equity financing to Acquiror in an aggregate amount equal to the PIPE Investment Amount. The PIPE Investment Amount, together with the amount in the Trust Account at the Closing, are in the aggregate sufficient to enable Acquiror to: (i) pay all cash amounts required to be paid by Acquiror or Merger Sub under or in connection with this Agreement; and (ii) pay any and all fees, prepayment premiums, costs (including breakage costs and termination amounts) and expenses required to be paid by Acquiror in connection with the Transactions. With respect to each PIPE Investor, the Subscription Agreements are in full force and effect and have not been

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withdrawn or terminated, or otherwise amended or modified, in any respect, and no withdrawal, termination, amendment or modification is contemplated by Acquiror. Each Subscription Agreement is a legal, valid and binding obligation of Acquiror and, to Acquiror’s knowledge, each PIPE Investor, except insofar as enforceability may be limited by applicable Bankruptcy and Equity Exceptions. There are no other agreements, side letters, or arrangements between Acquiror and any PIPE Investor relating to any Subscription Agreement that could affect the obligation of the PIPE Investors to contribute to Acquiror the applicable portion of the PIPE Investment Amount set forth in the Subscription Agreements, and Acquiror is not aware of any facts or circumstances that may reasonably be expected to result in any of the conditions set forth in any Subscription Agreement not being satisfied or the PIPE Investment Amount not being available to Acquiror on the Closing Date. No event has occurred that, with or without notice, lapse of time or both, would constitute a default or breach on the part of Acquiror under any material term or condition of any Subscription Agreement and Acquiror has no reason to believe that it will be unable to satisfy in all material respects on a timely basis any term or condition of closing to be satisfied by it contained in any Subscription Agreement. The Subscription Agreements contain all of the conditions precedent (other than the conditions contained in the other Ancillary Agreements) to the obligations of the PIPE Investors to contribute to Acquiror the applicable portion of the PIPE Investment Amount set forth in the Subscription Agreements on the terms therein.

(c) Acquiror does not have, or have any present intention, agreement, arrangement or understanding to enter into or incur any obligations with respect to or under any Indebtedness (other than, to the extent applicable, the Debt Financing).

Section 5.10 No Brokers’ Fees. No broker, finder, investment banker or other Person acting on behalf of Acquiror or any of its Affiliates is entitled to any brokerage fee, finders’ fee or other commission in connection with the Transactions based upon arrangements made by Acquiror, Merger Sub or any of their respective Affiliates, including the Sponsor.

Section 5.11 Business Activities.

(a) Since its incorporation, Acquiror has not conducted any business activities other than activities directed toward completing a Business Combination. Except as set forth in the Acquiror Organizational Documents, there is no agreement, commitment, or Governmental Order binding upon Acquiror or to which Acquiror is a party that has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of Acquiror.

(b) Except for Merger Sub, Acquiror does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other Person. Except for this Agreement and the Transactions, Acquiror has no interests, rights, obligations or liabilities with respect to, and is not party to, bound by or has its assets or property subject to, in each case whether directly or indirectly, any Contract or transaction which is, or could reasonably be interpreted as constituting, a Business Combination.

(c) Merger Sub does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity.

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(d) Merger Sub was formed solely for the purpose of effecting the Merger and has not engaged in any business activities or conducted any operations other than in connection with the Merger and has no, and at all times prior to the Effective Time except as contemplated by this Agreement or the Ancillary Agreements, will have no, assets, liabilities or obligations of any kind or nature whatsoever other than those incident to its formation.

Section 5.12 Material Contracts. The SEC Reports include true, correct and complete copies of each “material contract” (as such term is defined in Regulation S-K of the SEC) to which Acquiror is party (the “Acquiror Material Contracts”). Each Acquiror Material Contract is in full force and effect and, to the Knowledge of Acquiror, is valid and binding upon and enforceable against each of the parties thereto, except insofar as enforceability may be limited by the Bankruptcy and Equity Exceptions. True, correct and complete copies of all Acquiror Material Contracts have been delivered to the Company.

Section 5.13 Employees; Acquiror Benefit Plans. Other than as described in the SEC Reports, Acquiror has never had any employees. Other than reimbursement of any out-of-pocket expenses incurred by Acquiror’s officers and directors in connection with activities on Acquiror’s behalf in an aggregate amount not in excess of the amount of cash held by Acquiror outside of the Trust Account, there is no Acquiror Benefit Plan and Acquiror has no unsatisfied material liability with respect to any employee. Neither the execution and delivery of this Agreement or the other Ancillary Agreements nor the consummation of the Transactions alone or with any other event will (a) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any current or former director, officer, employee or other individual service provider of Acquiror, or (b) result in the acceleration of the time of payment or vesting of any such benefits.

Section 5.14 No Acquiror Material Adverse Effect. Since August 14, 2020, there has not been any change, effect, condition, circumstance or development relating to Acquiror or its Subsidiaries that has resulted or would reasonably be expected to result in an Acquiror Material Adverse Effect.

Section 5.15 Undisclosed Liabilities/Transaction Expenses.

(a) Except for the Transaction Expenses of Acquiror, there is no liability, debt or obligation of any nature (whether accrued, absolute, contingent or otherwise) of Acquiror that would be required to be set forth or reserved for on a balance sheet of Acquiror (and the notes thereto) prepared in accordance with GAAP consistently applied and in accordance with past practice, except for liabilities and obligations reflected or reserved for on the Acquiror Financial Statements or disclosed in the notes thereto (if any) (other than any such liabilities not reflected, reserved or disclosed as are not and would not be, in the aggregate, material to Acquiror), or that have arisen since the date of the most recent balance sheet included in the Acquiror Financial Statements in the ordinary course of business consistent with past practice and which are not material.

(b) Set forth on Schedule 5.15(b) is a good faith estimate of the expected Transaction Expenses of Acquiror and to whom such Transaction Expenses are to be paid.

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Section 5.16 Reporting Company. Acquiror is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Exchange Act, and the Acquiror Class A Common Stock, Public Warrants and Acquiror Units are registered pursuant to Section 12(b) of the Exchange Act.

Section 5.17 Listing. The Acquiror Class A Common Stock is listed on the Stock Exchange under the symbol “FAII”. The Public Warrants are listed on the Stock Exchange under the symbol “FAII WS”. The Acquiror Units are listed on the Stock Exchange under the symbol “FAII.U”. Acquiror has not received any oral or written notice that the Acquiror Class A Common Stock, the Public Warrants or the Acquiror Units are ineligible or will become ineligible for listing on the Stock Exchange nor that the Acquiror Class A Common Stock, Public Warrants or Acquiror Units do not meet all requirements for the continuation of such listing. Acquiror has not taken any action that is intended to terminate the registration of the Acquiror Class A Common Stock, Public Warrants or Acquiror Units under the Exchange Act. Acquiror satisfies all of the requirements for the continued listing of the Acquiror Class A Common Stock, Public Warrants and Acquiror Units on the Stock Exchange. Acquiror is in compliance with all applicable Stock Exchange listing and corporate governance rules and has been in such compliance since August 14, 2020.

Section 5.18 Sarbanes-Oxley Act. Acquiror is in compliance with applicable requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and applicable rules and regulations promulgated by the SEC thereunder.

Section 5.19 Investment Company. Acquiror is not an “investment company” within the meaning of the Investment Company Act.

Section 5.20 Taxes.

(a) Acquiror (i) has duly and timely filed (taking into account any extension of time within which to file) all income and other material Tax Returns required to be filed by it and all such filed Tax Returns are true, correct and complete in all material respects and (ii) has timely paid all Taxes that are shown as due on such filed Tax Returns and any other material Taxes that it is otherwise obligated to pay (whether or not such Taxes have been reported on any Tax Returns).

(b) To the Knowledge of Acquiror, there are no facts, circumstances or plans that, either alone or in combination, would reasonably be expected to prevent the Merger from qualifying for the Intended Tax Treatment.

Section 5.21 Sponsor Letter Agreement. Acquiror has delivered to the Company a true, correct and complete copy of the Sponsor Letter Agreement. The Sponsor Letter Agreement is in full force and effect and has not been withdrawn or terminated, or otherwise amended or modified, in any respect, and no withdrawal, termination, amendment or modification is contemplated by Acquiror. The Sponsor Letter Agreement is a legal, valid and binding obligation of Acquiror and, to the Knowledge of Acquiror, each other party thereto, and neither the execution nor delivery by any party thereto, nor the performance of any party’s obligations under, the Sponsor Letter Agreement violates any provision of, or results in the breach of or default under, or require any filing, registration or qualification under, any applicable Law. No event has occurred that, with or without notice, lapse of time or both, would constitute a default or breach on the part of Acquiror under any material term or condition of the Sponsor Letter Agreement.

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Section 5.22 No Additional Representations and Warranties; Non-Reliance of Acquiror and Merger Sub. Each of Acquiror and Merger Sub acknowledges and agrees that Acquiror has made its own investigation of the Company and, except for the representations and warranties expressly made by the Company in ARTICLE IV (as modified by the Disclosure Schedules), none of the Company nor any Subsidiary or Affiliate thereof nor any other Person has made any express or implied representation or warranty with respect to the Company or its Subsidiaries or any other Person or their respective businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects, including any representation or warranty as to condition, value, quality, merchantability, usage, suitability, fitness for a particular purpose, future results, proposed businesses or future plans, and neither Acquiror nor Merger Sub is relying on any representation or warranty of the Company or any other Person except for those expressly set forth in ARTICLE IV (as modified by the Disclosure Schedules).

ARTICLE VI

COVENANTS

Section 6.1 Conduct of Business by the Company. The Company agrees that, during the period commencing on the date of this Agreement and ending as of the earlier of (x) the Closing, and (y) termination of this Agreement in accordance with ARTICLE VIII (such period, the “Pre-Closing Period”), each of the Company and its Subsidiaries shall, except as (A) otherwise required or expressly permitted by this Agreement (including by any Ancillary Agreement), (B) consented to in writing by Acquiror, which consent shall not be unreasonably withheld, conditioned or delayed, (C) required by or in response to any Law or other directive by a Governmental Authority (including the implementation of any COVID-19 Measures) or (D) set forth on Schedule 6.1:

(a) use commercially reasonable efforts to conduct its business in the Ordinary Course of Business; provided, that, in the case of a COVID-19 Response, the Company and its Subsidiaries shall not be deemed to be acting outside of the Ordinary Course of Business;

(b) not, directly or indirectly:

(i) make any change in or amendment to any of the Company Organizational Documents that would be adverse to Acquiror, or, other than in the Ordinary Course of Business, form or establish any Subsidiary;

(ii) (A) make, declare or pay any dividend or distribution (whether in cash, stock, equity securities or property), other than dividends or distributions between or among the Company and any of its wholly-owned Subsidiaries, (B) effect any recapitalization, reclassification, split or other change in the Company’s or its Subsidiaries’ capitalization or (C) authorize for issuance, issue, sell, transfer, pledge, encumber, dispose of or deliver any shares of its capital stock or securities (including debt securities) convertible into or exchangeable for shares of its capital stock or voting interests, or issue, sell, transfer, pledge, encumber or grant any right, option or other commitment for the issuance of shares of its capital stock, or split, combine or reclassify any shares of its capital stock;

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(iii) (A) except in the Ordinary Course of Business, amend, modify or terminate, prior to the expiration of its term or the completion of performance of any obligations of the Company, any Material Contract or any Lease, (B) waive, delay the exercise of, release or assign any material rights or claims under any Material Contract or any Lease, or (C) enter into any Contract of a type required to be listed on Schedule 4.11(a);

(iv) issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries or guaranty any debt securities or incur, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any Indebtedness for borrowed money in excess of $10,000,000, other than (A) in connection with borrowings, extensions of credit and other financial accommodations under the Company’s and its Subsidiaries’ existing credit facilities, notes and other existing Indebtedness, (B) in connection with refinancings of existing Indebtedness for borrowed money upon market terms and conditions (as determined by the Company in good faith) (C) for drawdowns of credit facilities available as of the date hereof and/or (D) in connection with the Debt Financing, if consummated prior to the Closing;

(v) (A) enter into any collective bargaining agreement or other Contract with a trade union or other labor organization, or (B) recognize or certify any trade union, other labor organization or group of employees of the Company or its Subsidiaries as the bargaining representative for any employees of the Company or its Subsidiaries;

(vi) terminate the service or employment (other than for cause) of any executive officer of the Company;

(vii) except as otherwise required pursuant to any Company Benefit Plan in effect on the date of this Agreement, grant any material increase in compensation, benefits or severance to any director or officer of the Company, other than (A) annual increases in compensation, benefits or severance made in the Ordinary Course of Business and (B) severance payable in accordance with a Company Benefit Plan in effect on the date of this Agreement;

(viii) engage in any material new line of business;

(ix) except for a Permitted Company Acquisition, (1) acquire or agree to acquire by merger or consolidation with, or merge, consolidate or combine with, or purchase substantially all of the assets of, any business or any corporation, partnership, association, joint venture or other business organization or division thereof or Person (2) purchase or otherwise acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any securities, properties or businesses or (3) adopt or enter into a plan of complete or partial liquidation, dissolution or winding up, restructuring, recapitalization or other reorganization (other than the Transactions);

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(x) other than (x) in the Ordinary Course of Business and (y) between or among the Company and any of its wholly-owned Subsidiaries, make any loans, advances or capital contributions to, or investments in, any other Person (including to any of the Company’s or its Subsidiaries’ officers, directors, agents or consultants), make any change in its existing borrowing or lending arrangements for or on behalf of such Persons, or enter into any “keep well” or similar agreement to maintain the financial condition of any other Person;

(xi) (A) make any change in financial accounting methods, principles or practices, except insofar as may have been required by a change in GAAP, including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, or applicable Law or (B) make any change in the auditors of the Company;

(xii) waive, release, compromise, settle, pay or satisfy any claim, or any claim threatened (which shall include any pending litigation or threatened litigation), in each case, for amounts in excess of $5,000,000 in the aggregate, other than in the Ordinary Course of Business and as would not prohibit or materially restrict the Company or its Subsidiaries from operating their respective businesses substantially as currently conducted; provided that, for the avoidance of doubt, any stockholder litigation related to this Agreement, any Ancillary Agreement or the Transactions shall be subject to the provisions of Section 6.18; or

(xiii) enter into any binding agreement or otherwise making a binding commitment to take any of the foregoing actions.

Acquiror acknowledges and agrees that: (x) nothing contained in this Agreement, including the restrictions set forth in this Section 6.1, shall give Acquiror, directly or indirectly, the right to control or direct the operations of the Company or any of its Subsidiaries prior to the Closing, and (y) prior to the Closing, the Company and its Subsidiaries shall exercise, subject to the terms and conditions of this Agreement, complete control and supervision over its operations.

Section 6.2 Conduct of Business by Acquiror. Each of Acquiror and Merger Sub agrees that, during the Pre-Closing Period, each of Acquiror and Merger Sub shall, except as (A) otherwise required or expressly permitted by this Agreement (including the issuance of shares of Acquiror Class A Common Stock pursuant to the Subscription Agreements or as required or expressly permitted by any Ancillary Agreement), (B) consented to in writing by the Company, which consent shall not be unreasonably withheld, conditioned or delayed, except with respect to clause “(b)(i),” (C) required by or in response to any Law or other directive by a Governmental Authority (including any COVID-19 Measures), or (D) set forth on Schedule 6.2:

(a) use commercially reasonable efforts to conduct its business in the ordinary course of business consistent with past practice;

(b) not, directly or indirectly:

(i) take any action that would reasonably be expected to prevent or materially delay the consummation of the Transactions;

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(ii) make any change in or amendment to any of the Acquiror Organizational Documents or form or establish any Subsidiary;

(iii) (A) make, declare or pay any dividend or distribution to any equityholder, (B) effect any recapitalization, reclassification, split or other change in its capitalization, (C) authorize for issuance, issue, sell, transfer, pledge, encumber, dispose of or deliver any additional shares of its capital stock or securities (including debt securities) convertible into or exchangeable for shares of its capital stock or voting interests, or issue, sell, transfer, pledge, encumber or grant any right, option or other commitment for the issuance of shares of its capital stock, or split, combine or reclassify any shares of its capital stock, other than in connection with the exercise of any Public Warrants or Private Placement Warrants outstanding on the date hereof or (D) amend, modify or waive any of the material terms or rights set forth in any Public Warrant or Private Placement Warrant or any related agreement governing such warrants, including any amendment, modification or reduction of the warrant price set forth therein;

(iv) issue or sell any debt securities or warrants or other rights to acquire any debt securities of Acquiror or Merger Sub or guaranty any debt securities or incur, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any Indebtedness;

(v) amend, modify or consent to the termination of any Acquiror Material Contract;

(vi) enter into, renew or amend in any material respect, any transaction or Contract with an Affiliate of Acquiror or Merger Sub (including, for the avoidance of doubt, (A) the Sponsor and (B) any Person in which the Sponsor has a direct or indirect legal, contractual or beneficial ownership interest of 5% or greater);

(vii) (A) effect an Alternative Business Combination, or (B) adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization (other than the Transactions);

(viii) except as contemplated by the Incentive Plan Proposal, (A) adopt or amend any Acquiror Benefit Plan, (B) enter into any employment contract or collective bargaining agreement or (C) hire any employee;

(ix) make any loans, advances or capital contributions to, or investments in, any other Person (including to any of Acquiror or Merger Sub’s officers, directors, agents or consultants), make any change in its existing borrowing or lending arrangements for or on behalf of such Persons, or enter into any “keep well” or similar agreement to maintain the financial condition of any other Person; provided, however, that Acquiror shall be permitted to incur Indebtedness (which shall constitute a Transaction Expense of Acquiror) of up to $1,500,000 in the aggregate from its Affiliates and stockholders in order to meet its reasonable capital requirements, with any such loans to be made only as reasonably required by the operation of Acquiror in due course on a non-interest basis and otherwise on arm’s-length terms and conditions and which shall be repaid in connection with the Closing;

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(x) make any change in financial accounting methods, principles or practices, except insofar as may have been required by a change in GAAP, including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, or applicable Law; or

(xi) enter into any binding agreement or otherwise making a binding commitment to take any of the foregoing actions.

Section 6.3 Proxy Statement; Proxy Solicitation; Other Actions.

(a) As promptly as reasonably practicable following the execution and delivery of this Agreement, Acquiror shall use reasonable best efforts to prepare, with the assistance of the Company reasonably necessary in connection therewith, and, within ten Business Days after receipt by Acquiror from the Company of all the information relating to the Company as reasonably necessary for the preparation and filing thereof pursuant to Section 6.3(b) (including the financial statements referenced in Section 6.3(b)(i)), cause to be filed with the SEC a proxy statement in connection with the Special Meeting and Acquiror Stock Redemption (such Proxy Statement, together with any exhibits, supplements or amendments thereto, the “Proxy Statement”) in preliminary form with the SEC. Each of Acquiror and the Company shall use its reasonable best efforts to cause the Proxy Statement to comply with the applicable provisions of the Exchange Act and the rules and regulations thereunder and any other applicable Law.

(b) Each of Acquiror and the Company shall furnish all required information concerning it as may reasonably be requested by the other Party in connection with the preparation, filing, and distribution, as applicable, of the Proxy Statement and any other filing required to be made by Acquiror in respect of the Transactions. Without limiting the foregoing, the Company shall (i) use reasonable best efforts to provide Acquiror, as promptly as practicable after the date hereof, (A) audited financial statements, including consolidated balance sheets, statements of income (loss), statements of cash flows, and statements of stockholders equity of the Company and its Subsidiaries as of and for the years ended December 31, 2020, December 31, 2019 and December 31, 2018, together with all related notes and schedules thereto, prepared in accordance with Regulation S-X and GAAP applied on a consistent basis throughout the covered periods and audited in accordance with the auditing standards of the PCAOB, accompanied by an unqualified report of the Company’s independent auditor with respect thereto, and (B) unaudited interim financial statements, including consolidated balance sheets, statements of income (loss), statements of cash flows, and statements of stockholders equity of the Company and its Subsidiaries, together with all related notes and schedules thereto, prepared in accordance with Regulation S-X and GAAP applied on a consistent basis throughout the covered periods (subject to normal recurring year-end and quarter-end adjustments (the effect of which will not, individually or in the aggregate, be material to such financial statements) and the absence of notes to such statements) covering the applicable periods required to be included in the Proxy Statement and (ii) reasonably cooperate with Acquiror in connection with the preparation of pro forma financial statements required to be included in the Proxy Statement. Each of Acquiror and the Company shall, as promptly as practicable after the receipt thereof, provide the other Party with

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copies of any written comments and advise the other Party of any oral comments with respect to the Proxy Statement received by such Party from the SEC or its staff, including any request from the SEC or its staff for amendments or supplements to the Proxy Statement, and shall provide the other Party with copies of all correspondence between it and its Representatives, on the one hand, and the SEC or its staff, on the other hand. Notwithstanding the foregoing, prior to filing the Proxy Statement (including any amendments and supplements thereto) or responding to any comments of the SEC or its staff with respect thereto, each of Acquiror and the Company (x) shall provide the other with a reasonable opportunity to review and comment on such document or response (including the proposed final version of such document or response) and (y) shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld, conditioned or delayed), any such document or response and any amendment to the Proxy Statement filed in response to such comments of the SEC or its staff.

(c) As promptly as reasonably practicable following the earlier to occur of: (i) in the event the preliminary Proxy Statement is not reviewed by the staff of the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act and (ii) in the event the preliminary Proxy Statement is reviewed by the staff of the SEC, receipt of oral or written notification of the completion of the review by the staff of the SEC (such earlier date, the “Proxy Clearance Date”), Acquiror will cause the Proxy Statement to be filed in definitive form with the SEC as promptly as reasonably practicable and will cause the definitive Proxy Statement to be mailed to stockholders of Acquiror in compliance with applicable Law (and in no event later than five Business Days after the Proxy Clearance Date).

(d) Acquiror will notify the Company, promptly after it receives notice thereof, of the Proxy Clearance Date or of any supplement or amendment that has been filed, of the issuance of any stop order, or of the suspension of the qualification of the Acquiror Common Stock to be issued or issuable pursuant to this Agreement for offering or sale in any jurisdiction. Each of Acquiror and the Company shall use its reasonable best efforts to have such stop order or suspension lifted, reversed or otherwise terminated.

(e) If Acquiror or the Company becomes aware that any information contained in the Proxy Statement shall have become false or misleading in any material respect, or that the Proxy Statement is required to be amended in order to comply with applicable Law, then (i) such Party shall promptly inform the other Parties and (ii) Acquiror, on the one hand, and the Company, on the other hand, shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld, conditioned or delayed) an amendment or supplement to the Proxy Statement. Acquiror and the Company shall use reasonable best efforts to cause the Proxy Statement as so amended or supplemented, to be filed with the SEC and Acquiror shall cause such Proxy Statement to be disseminated to the holders of shares of Acquiror Common Stock, as applicable, in each case pursuant to applicable Law and subject to the terms and conditions of this Agreement and the Acquiror Organizational Documents.

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Section 6.4 Acquiror Special Meeting.

(a) Acquiror, commencing upon the initial submission to the SEC of the preliminary Proxy Statement in accordance with Section 6.3(a), shall on a weekly basis, run a broker search for a deemed record date of 20 Business Days after the date of such search. Promptly following the Proxy Clearance Date, Acquiror shall (i) by resolutions of the Acquiror Board, establish the earliest practicable Acquiror Record Date, (ii) by resolutions of the Acquiror Board, establish the earliest practicable date for a special meeting of the Acquiror stockholders (the “Special Meeting”) in accordance with the Acquiror Organizational Documents for the purposes of obtaining the Acquiror Stockholder Approval and, if applicable, any approvals related thereto and providing its stockholders with the opportunity to effect an Acquiror Stock Redemption and (iii) solicit proxies to obtain the Acquiror Stockholder Approval at the Special Meeting. In connection therewith, the Acquiror Board shall duly call, give notice of, convene and hold the Special Meeting within 30 days after the definitive Proxy Statement is mailed to stockholders of Acquiror; provided, however, that (A) Acquiror may postpone, and if requested by the Company in writing, shall postpone, the Special Meeting in compliance with applicable requirements under Delaware Law if (1) there are holders of an insufficient number of shares of Acquiror Class A Common Stock or Acquiror Class F Common Stock present or represented by proxy at the Special Meeting to constitute a quorum at such meeting (in which case Acquiror shall, and shall cause its proxy solicitor to use reasonable best efforts to, solicit as promptly as practicable the presence, in person or by proxy of a quorum), but only until there are a sufficient number of shares of Acquiror Class A Common Stock and Acquiror Class F Common Stock present or represented by proxy at the Special Meeting to obtain such a quorum or (2) on a date for which the Special Meeting is scheduled, Acquiror has not received proxies representing a sufficient number of shares of Acquiror Class A Common Stock and Acquiror Class F Common Stock to obtain the Acquiror Stockholder Approval, in order to solicit additional proxies from stockholders for the purposes of obtaining the Acquiror Stockholder Approval, but only until there are a sufficient number of shares of Acquiror Class A Common Stock and Acquiror Class F Common Stock present or represented by proxy at the Special Meeting to obtain the Acquiror Stockholder Approval; provided, however, that (A) with respect to postponement in the case of clauses “(1)” and “(2),” Acquiror shall not change the record date for the Special Meeting without the Company’s prior written consent and (B) Acquiror may postpone or adjourn the Special Meeting with the Company’s prior written consent. Notwithstanding the foregoing, in the event Acquiror postpones or adjourns the Special Meeting pursuant to the foregoing sentence, Acquiror shall use its reasonable best efforts to reconvene and hold a Special Meeting as promptly as reasonably practicable.

(b) Acquiror shall, through the Acquiror Board, recommend to the Acquiror Common Stockholders the (i) adoption and approval of this Agreement, the Merger contemplated hereby and the other Transactions in accordance with applicable Law and exchange rules and regulations (the “Merger Proposal”), (ii) approval of the issuance of shares of Acquiror Class A Common Stock in connection with the PIPE Investment and the Merger, if required under exchange rules and regulations (the “Issuance Proposal”), (iii) adoption and approval of the Acquiror A&R Charter (the “Amendment Proposal”), (iv) approval of the adoption of the Incentive Plan (the “Incentive Plan Proposal”), (v) approval of each change to the Acquiror A&R Charter that is required by federal securities Law to be separately approved, (vi) adoption and approval of any other proposals as the SEC (or staff member thereof) may indicate are necessary in its comments to the Proxy Statement or correspondence related thereto, (vii) adoption and approval of any other proposals as reasonably agreed by Acquiror and the Company to be necessary or appropriate in connection with the Transactions and (ix) the adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (such proposals in clauses “(i)” through “(ix),” collectively, the “Transaction Proposals,” and such recommendation of the Acquiror Board, the

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“Acquiror Board Recommendation”), and include such Acquiror Board Recommendation in the Proxy Statement. Acquiror covenants that none of the Acquiror Board nor any committee thereof shall withdraw or modify, or propose publicly or by formal action of the Acquiror Board to withdraw or modify, in a manner adverse to the Company, the Acquiror Board Recommendation or any other recommendation by the Acquiror Board of the Transaction Proposals (any such action a “Change in Recommendation”) except in accordance with Section 6.4(c).

(c) Notwithstanding anything in this Agreement to the contrary, if, at any time prior to obtaining the Acquiror Stockholder Approval, the Acquiror Board determines in good faith, in response to an Intervening Event, after consultation with its outside legal counsel, that the failure to make a Change in Recommendation would reasonably be expected to constitute a breach by the Acquiror Board of its fiduciary obligations to Acquiror’s stockholders under applicable Law, the Acquiror Board may, prior to obtaining the Acquiror Stockholder Approval, make a Change in Recommendation; provided, however, that Acquiror Board will not be entitled to make, or agree or resolve to make, a Change in Recommendation unless (i) Acquiror delivers to the Company a written notice (an “Intervening Event Notice”) advising the Company that the Acquiror Board proposes to take such action and containing the material facts underlying the Acquiror Board’s determination that an Intervening Event has occurred (it being acknowledged that such Intervening Event Notice shall not itself constitute a breach of this Agreement), and (ii) at or after 5:00 p.m., New York City time, on the fifth Business Day immediately following the day on which Acquiror delivered the Intervening Event Notice (such period from the time the Intervening Event Notice is provided until 5:00 p.m. New York City time on the fifth Business Day immediately following the day on which Acquiror delivered the Intervening Event Notice (it being understood that any material development with respect to an Intervening Event shall require a new notice but with an additional four Business Day (instead of a five Business Day) period from the date of such notice), the “Intervening Event Notice Period”), the Acquiror Board reaffirms in good faith (after consultation with its outside legal counsel) that the failure to make a Change in Recommendation would be inconsistent with its fiduciary duties under applicable Law. If requested by the Company, Acquiror will, and will cause its Subsidiaries to, and will use its reasonable best efforts to cause its or their Representatives to, during the Intervening Event Notice Period, engage in good faith negotiations with the Company and its Representatives to make such adjustments in the terms and conditions of this Agreement so as to obviate the need for a Change in Recommendation.

Section 6.5 Company Written Consents. As promptly as practicable following the execution and delivery of this Agreement, the Company shall seek the Company Requisite Approval by irrevocable written consent, in form and substance acceptable to Acquiror, from one or more Company Stockholders. The Company shall deliver or cause to be delivered to Acquiror copies of such written consents within one Business Day of the Company’s receipt of the executed written consents from such Company Stockholders. Promptly following the delivery of the written consents sufficient to constitute the Company Requisite Approval, the Company will prepare and deliver to its stockholders who have not delivered written consents, the notice required by Section 228(e) of the DGCL.

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Section 6.6 Access to Information. From time to time during the Pre-Closing Period, each of Acquiror and the Company (each in such capacity, a “Disclosing Party”) shall (i) afford to the other Parties and their respective Representatives reasonable access, during normal business hours and with reasonable advance notice, in such manner as to not interfere with the normal operation of such Disclosing Party, to the officers, employees, agents, properties, offices and other facilities of the Disclosing Party and to the books and records thereof, and (ii) furnish promptly to the other Parties such information concerning the business, properties, contracts, assets, liabilities, personnel and other aspects of the Disclosing Party as such other Party or its Representatives may reasonably request, in each case (A) subject to restrictions under applicable Law and any confidentiality obligations or similar restrictions that may be applicable to information furnished by third parties that may be in the possession of such Disclosing Party, and (B) except for any information that, in the good faith reasonable belief of the Disclosing Party, would result in the loss of attorney-client privilege or other privilege from disclosure. All information obtained by a Party pursuant to this Section 6.6 shall remain subject to the Nondisclosure Agreement. No investigation pursuant to this Section 6.6 shall affect or be deemed to modify any representation made by the Company or Acquiror, as applicable, herein.

Section 6.7 Efforts; Consents.

(a) Without limiting any covenant contained in this ARTICLE VI, including the obligations of the Company and Acquiror with respect to the notifications, filings, reaffirmations and applications described in Section 6.7(b) and 6.7(c), which obligations shall control to the extent of any conflict with the succeeding provisions of this Section 6.7(a), each of the Parties shall cooperate, and use their respective reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the Transactions as soon as reasonably practicable after the date hereof, and to fulfill the conditions to consummation of the Transactions set forth in ARTICLE VII; provided, however, that in no event shall the Company be required to pay any material fee, penalty or other consideration to obtain any license, Permit, consent, approval, authorization, qualification or waiver required under any Contract for the consummation of the Transactions.

(b) In connection with the Transactions, without limiting the generality of the foregoing, each Party shall promptly after execution of this Agreement (but in no event later than ten Business Days after the date hereof) make all such filings or submissions as are required under the HSR Act. Each Party shall promptly furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission that is necessary under the HSR Act and will take all other reasonable actions necessary to cause the expiration or termination of the applicable waiting periods as soon as practicable. Each Party shall promptly provide the other with copies of all written communications (and memoranda setting forth the substance of all oral communications) between each of them, any of their Affiliates or any of its or their Representatives, on the one hand, and any Governmental Authority, on the other hand, with respect to this Agreement or the Transactions. Without limiting the generality of the foregoing, and subject to applicable Law, in connection with its efforts to obtain all requisite approvals and authorizations for the Transactions under the HSR Act, each Party shall use its reasonable best efforts to: (i) cooperate in all respects with each other Party or its Affiliates in connection with any filing or submission with any Governmental Authority, with respect to this Agreement or the Transactions; (ii) keep the other Parties reasonably informed of any communication received by such Party or its Representatives from, or given by such Party or its Representatives to, any Governmental Authority regarding any of the Transactions; (iii) permit a Representative of the other Parties to review any communication given by it to, and consult with

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each other in advance of any meeting or conference with, any Governmental Authority, and to the extent permitted by such Governmental Authority, give a Representative or Representatives of the other Parties the opportunity to attend and participate in such meetings and conferences; (iv) in the event a Party’s Representative is prohibited from participating in or attending any meetings or conferences, keep such Party promptly and reasonably apprised with respect thereto; and (v) cooperate in the filing of any memoranda, white papers, filings, correspondence or other written communications explaining or defending the Transactions, articulating any regulatory or competitive argument, and/or responding to requests or objections made by any Governmental Authority, provided, that the Parties may, as they deem advisable and necessary, reasonably designate any information or communication shared with the any other Party under this Section 6.7 as “outside counsel only.”

(c) The Parties shall supply as promptly as reasonably practicable any additional information and documentary material that may be requested by a Governmental Authority pursuant to the HSR Act and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods or obtain required approvals, as applicable under the HSR Act as soon as practicable, including by requesting early termination of the waiting period provided for under the HSR Act.

(d) Acquiror shall not take any action that could reasonably be expected to impair or delay the approval of any Governmental Authority of any of the aforementioned filings.

(e) The Parties further covenant and agree, with respect to a pending preliminary or permanent injunction or preliminary or permanent injunction threatened or other order, decree or ruling or statute, rule, regulation or executive order that would adversely affect the ability of the Parties to consummate the Transactions, to use reasonable best efforts to prevent or lift the entry, enactment or promulgation thereof, as the case may be.

Section 6.8 Publicity.

(a) As promptly as practicable following the date of this Agreement, the Company and Acquiror shall jointly issue a mutually agreeable press release announcing the execution of this Agreement, and Acquiror shall prepare and file a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement, the form and substance of which shall be approved (which approval shall not be unreasonably withheld, conditioned or delayed) in advance in writing by the Company.

(b) The Company shall prepare a draft Current Report on Form 8-K in connection with and announcing the Closing, together with, or incorporating by reference, such financial statements prepared by the Company and their respective accountants and such other information that is required to be included or disclosed with respect to the Transactions pursuant to a Current Report on Form 8-K, the form and substance of which shall be approved (which approval shall not be unreasonable withheld, conditioned or delayed) in advance in writing by Acquiror. Prior to the Closing, the Company and Acquiror shall prepare a mutually agreeable press release announcing the consummation of the Transactions (“Closing Press Release”). Concurrently with the Closing, Acquiror shall distribute the Closing Press Release.

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(c) Without limitation to clauses “(a)” and “(b)” of this Section 6.8, none of the Parties shall, and each Party shall cause its Representatives not to, make or issue any public announcement or press release to the general public with respect to this Agreement or the Transactions without the prior written consent of the other Parties, which consent shall not be unreasonably withheld, conditioned or delayed; provided, that no such consent or prior notice shall be required in connection with any public announcement or press release the content of which is consistent with that of any prior or contemporaneous public announcement or press release by any Party in compliance with this Section 6.8. Notwithstanding anything else contained herein, nothing in this Section 6.8 shall limit any Party from: (i) making any announcements, statements or acknowledgements that such Party is required by applicable Law or the requirements of any national securities exchange to make, issue or release, (ii) making any announcements regarding this Agreement and the Transactions to its respective directors, officers, managers or employees , (iii) making any public statements regarding this Agreement and the Transactions containing information or events already publicly known other than as a result of a breach of this Section 6.8 or (iv) communicating with third parties to the extent necessary for the purpose of seeking any third-party consent required in connection with the Transactions; provided, (A) in the case of clause “(i),” to the extent practicable, that such Party provides reasonable advance written notice to the other Party prior to the taking of such action and (B) in the case of clauses “(iii)” and “(iv),” that Acquiror or the Company, as applicable, obtains the prior written consent of the Company, in the case of Acquiror, or Acquiror, in the case of the Company, in each case, such consent not to be unreasonably withheld, conditioned or delayed.

(d) At a reasonable time prior to the filing, issuance or other submission or public disclosure of any reports to be filed with the SEC by either Acquiror or Merger Sub (for the avoidance of doubt, including the Current Report on Form 8-K referenced in clause “(a)” of this Section 6.8), the Company shall be given an opportunity to review and comment upon such filing, issuance or other submission and give its prior written consent to the form thereof, such consent not to be unreasonably withheld, conditioned or delayed, and Acquiror and Merger Sub shall accept and incorporate all reasonable comments from the Company with respect thereto prior to filing, issuance, submission or disclosure thereof.

(e) Acquiror acknowledges that the information being provided to it in connection with this Agreement and the consummation of the transactions contemplated hereby is subject to the terms of the Nondisclosure Agreement.

Section 6.9 Non-Solicitation.

(a) During the Pre-Closing Period, each of Acquiror and Merger Sub agrees that it shall not, and shall not authorize or permit any of its Representatives acting on its behalf (including investment bankers, attorneys and accountants), to, directly or indirectly, (i) initiate, solicit, knowingly facilitate, make or respond to any offer or proposal concerning, or related to, any Alternative Business Combination, (ii) enter into, engage in or continue any discussions or negotiations concerning, or related to, any Alternative Business Combination; (iii) provide any non-public information, data or access to employees to any Person that has made, or that is considering making, a proposal with respect to an Alternative Business Combination, (iv) approve, endorse or recommend any Alternative Business Combination, or (v) enter into any agreement, letter of intent, memorandum of understanding, term sheet or other Contract relating to an

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Alternative Business Combination. Acquiror shall promptly notify the Company of any submissions, proposals or offers made with respect to an Alternative Business Combination as soon as practicable following Acquiror’s awareness thereof (but in any event within 24 hours). Acquiror, Merger Sub and their respective officers and directors shall, and shall instruct and cause their respective Affiliates and Representatives, in each case, to the extent acting on behalf of Acquiror or Merger Sub, as applicable, to, immediately cease and terminate all discussions and negotiations with any Person with respect to, or which is reasonably likely to give rise to or result in, a possible Alternative Business Combination.

(b) During the Pre-Closing Period, the Company agrees that it shall not, and shall not authorize or permit any of its Representatives acting on its behalf (including investment bankers, attorneys and accountants) or any of the Company’s Subsidiaries to, directly or indirectly, (i) initiate, solicit, knowingly encourage, knowingly facilitate or make or respond to an Acquisition Proposal, (ii) engage in or continue any discussions or negotiations with respect to an Acquisition Proposal, (iii) provide any non-public information or data or access to employees to, any Person that has made, or informs the Company that it is considering making, an Acquisition Proposal, (iv) approve, endorse or recommend any Acquisition Proposal or (v) enter into any agreement, letter of intent, memorandum of understanding, term sheet or other Contract relating to an Acquisition Proposal. The Company shall promptly notify Acquiror of any submissions, proposals or offers made with respect to an Acquisition Proposal as soon as practicable following the Knowledge of the Company thereof (but in any event within two Business Days). The Company and its officers and directors shall, and shall instruct and cause its respective Affiliates and Representatives, in each case, to the extent acting on behalf of the Company to, immediately cease and terminate all discussions and negotiations with any Person with respect to, or which is reasonably likely to give rise to or result in, a possible Acquisition Proposal.

Section 6.10 Pre-Closing Structuring. The Parties, may, upon mutual written agreement prior to the Effective Time, change the method or structure of effecting the Transactions, if and to the extent Acquiror and the Company both deem such change to be necessary, appropriate and desirable, and the Parties shall cooperate and use their respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to effect any such change, including forming, or causing to be formed, new Subsidiaries and executing and causing to be delivered to any other Party hereto such instruments and other documents as may be reasonably requested.

Section 6.11 Directors’ and Officers’ Indemnification; Insurance.

(a) From and after the Effective Time, Acquiror and the Surviving Company shall indemnify and hold harmless each present and former director and officer of the Company and each of its Subsidiaries against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Action, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company or its Subsidiaries, as the case may be, would have been permitted under applicable Law and its certificate of incorporation, bylaws or other organizational documents to indemnify such Person (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law). Without limiting the foregoing,

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Acquiror shall, and shall cause the Surviving Company and its Subsidiaries to, (i) maintain for a period of not less than six years from the Effective Time provisions in its certificate of incorporation, bylaws and other organizational documents concerning the indemnification and exoneration (including provisions relating to expense advancement) of officers and directors that are no less favorable to those Persons than the provisions of such organizational documents as of the date of this Agreement and (ii) not amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, in each case, except as required by Law. Acquiror shall assume, and be liable for, and shall cause the Surviving Company and their respective Subsidiaries to honor, each of the covenants in this Section 6.11.

(b) Prior to the Closing, Acquiror will procure “tail” directors’ and officers’ liability insurance policies covering those Persons who are currently covered by Acquiror’s directors’ and officers’ liability insurance policies with a claims reporting or discovery period of at least six years from the Effective Time placed with insurance companies having the same or better AM Best Financial rating as Acquiror’s current directors’ and officers’ liability insurance companies with terms and conditions providing retentions, limits and other material terms no less favorable than the current directors’ and officers’ liability insurance policies maintained by Acquiror with respect to matters, acts or omissions existing or occurring at or prior to the Effective Time; provided, however, that Acquiror may not spend more than 200% of the last annual premium paid by Acquiror prior to the date hereof for the six years of coverage under such “tail” policies.

(c) Notwithstanding anything contained in this Agreement to the contrary, clauses “(a),” “(b)” and “(c)” of this Section 6.11 shall survive the consummation of the Transactions and shall be binding on Acquiror and the Surviving Company and all successors and assigns of Acquiror and the Surviving Company. In the event that Acquiror, the Surviving Company or any of their respective successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, Acquiror and the Surviving Company shall ensure that proper provision shall be made so that the successors and assigns of Acquiror or the Surviving Company, as the case may be, shall succeed to the obligations set forth in clauses “(a),” “(b)” and “(c)” of this Section 6.11. The obligations of Acquiror and the Surviving Company under clauses “(a),” “(b)” and “(c)” of this Section 6.11 shall not be terminated or modified in such a manner as to materially and adversely affect any present or former director or officer of the Company or any of its Subsidiaries to whom clauses “(a),” “(b)” and “(c)” of this Section 6.11 applies without the consent of the affected Person.

(d) Prior to the Closing, the Company shall obtain directors’ and officers’ liability insurance that shall be effective as of Closing and will cover those Persons who will be the directors and officers of Acquiror and its Subsidiaries (including the directors and officers of the Surviving Company and its Subsidiaries) at and after the Closing. The directors’ and officers’ liability insurance shall have a scope of coverage, terms and limits that are reasonably appropriate for a company of similar characteristics (including the line of business, market capitalization and revenues) as Acquiror and its Subsidiaries (including the Surviving Company and its Subsidiaries).

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(e) Notwithstanding anything contained in this Agreement to the contrary, prior to the Closing, the Company may procure “tail” directors’ and officers’ liability, employment practices liability and fiduciary liability insurance policies covering those Persons who are currently covered by the Company’s directors’ and officers’ liability, employment practices liability and fiduciary liability insurance policies (as applicable) with a claims reporting or discovery period of at least six years from the Effective Time (or, such shorter period of time, as determined by the Company in its sole discretion) placed with insurance companies having the same or better AM Best Financial rating as the Company’s current directors’ and officers’ liability, employment practices liability and fiduciary liability insurance companies with terms and conditions providing retentions, limits and other material terms no less favorable than the current directors’ and officers’ liability, employment practices liability and fiduciary liability insurance policies maintained by the Company with respect to matters, acts or omissions existing or occurring at or prior to the Effective Time.

Section 6.12 Trust Account.

(a) During the Pre-Closing Period, Acquiror shall not amend the Trust Agreement, make or enter into any other agreement related to the Trust Account, or make any distribution of the funds held in the Trust Account, in each case, without the prior written consent of the Company, except in accordance with the terms of the Trust Agreement and the Acquiror Organizational Documents. Upon satisfaction or waiver of the conditions set forth in ARTICLE VII and provision of notice thereof to the Trustee (which notice Acquiror shall provide to the Trustee in accordance with the terms of the Trust Agreement), (i) in accordance with and pursuant to the Trust Agreement, at the Closing, Acquiror shall (A) cause the documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, and (B) use commercially reasonable efforts to cause the Trustee to (1) pay as and when due all amounts payable to Acquiror Common Stockholders who shall have previously validly elected to redeem their shares of Acquiror Class A Common Stock in the Acquiror Stock Redemption, and (2) immediately thereafter, pay all remaining amounts then available in the Trust Account in accordance with this Agreement and the Trust Agreement, and (ii) thereafter, the Trust Account shall terminate, except as otherwise provided therein.

(b) The Company agrees that, notwithstanding any other provision contained in this Agreement, the Company and its Subsidiaries do not now have, and shall not at any time prior to the Closing have, any claim to, or make any claim against, the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to, the business relationship between the Company or its Subsidiaries, on the one hand, and Acquiror, on the other hand, this Agreement, or any other agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to in this Section 6.12(b) as the “Trust Account Claims”). Notwithstanding any other provision contained in this Agreement, the Company hereby irrevocably waives any right, title, interest or Trust Account Claim it may have, now or in the future in or to the Trust Account and agrees not to seek recourse against the Trust Account or any funds distributed therefrom as a result of, or arising out of, this Agreement and any negotiations, contracts or agreements with Acquiror, and will not seek recourse against the Trust Account for any reason whatsoever in respect thereof; provided, however, that the foregoing waiver will not limit or prohibit the Company from (i) pursuing a claim against Acquiror pursuant to this Agreement for specific performance or other equitable relief in connection with the Transactions or (ii) pursuing any claims that the Company may have against Acquiror’s assets or funds that are

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not held in the Trust Account. In the event the Company or any of its Subsidiaries commences any Action based upon, in connection with, relating to or arising out of any matter relating to Acquiror, which Action seeks, in whole or in part, relief against the Trust Account in violation of the foregoing, Acquiror shall be entitled to recover from the Company the associated legal fees and costs in connection with any such Action in the event Acquiror prevails in such Action.

Section 6.13 Intended Tax Treatment.

(a) This Agreement is intended to constitute, and the Parties hereby adopt this Agreement as, a “plan of reorganization” within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a). The Parties agree and acknowledge that, for U.S. federal income tax purposes and applicable state and local tax purposes, the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Code or, together with the PIPE Investment, as an exchange to which Section 351(a) of the Code applies (or both). Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code (or any similar determination under state or local Law) or by a change in Law, the Parties agree to file all U.S. federal, state, local and non-U.S. Tax Returns consistent with this Section 6.13 and shall not take any position before or after the Closing that is inconsistent with the foregoing treatment.

(b) The Parties shall use reasonable best efforts to cause the Merger to qualify for the Intended Tax Treatment and not to take, or fail to take, any action before or after the Closing to the extent that such action or failure to act would reasonably be expected to prevent or impede the Merger from qualifying for the Intended Tax Treatment; provided, however, that nothing in this Section 6.13 shall require any of the Parties to effect more redemptions of Acquiror stock or raise more money in respect of the PIPE Investment than is otherwise required by this Agreement, alter the terms of any shares of the Acquiror (including the Acquiror Class F Common Stock) or the rights of any shareholder thereof, or agree to any revisions or amendments to, or to waive any provisions of, this Agreement or any Ancillary Agreement. For the avoidance of doubt, for purposes of Section 4.15(j), Section 5.20(b) and this Section 6.13, qualification for the Intended Tax Treatment shall not require qualification under both Section 368(a) of the Code and Section 351(a) of the Code, but shall be satisfied by either of such Code sections.

Section 6.14 FIRPTA Certificate. At the Closing, the Company shall deliver to Acquiror, in a form reasonably acceptable to Acquiror, a properly executed certification, dated as of the Closing Date, that shares of Company Stock are not “United States real property interests” in accordance with Treasury Regulation Section 1.1445-2(c)(3), together with a notice to the Internal Revenue Service (which shall be filed by Acquiror with the Internal Revenue Service at or following the Closing) in accordance with the provisions of Treasury Regulation Section 1.897-2(h)(2).

Section 6.15 Incentive Plan. The Parties shall cooperate to establish the Incentive Plan and Acquiror Board shall adopt such plan to be effective as of the Closing, which shall provide for an aggregate share reserve thereunder equal to 10% of the shares Acquiror Class A Common Stock issued and outstanding immediately following the Closing. Subject to stockholder approval of the Incentive Plan Proposal, promptly following the expiration of the 60 day period following the date Acquiror has filed current Form 10 information with the SEC reflecting its status as an entity that is not a shell company, Acquiror shall file an effective registration statement on Form S-8 (or other applicable form) with respect to the Acquiror Class A Common Stock issuable under the Incentive Plan and shall maintain the effectiveness of such Form S-8 registration statement for so long as awards granted pursuant to the Incentive Plan remain outstanding.

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Section 6.16 Section 16(b) Exemption. Acquiror shall take all actions reasonably necessary to cause the Transactions and any other dispositions of equity securities of Acquiror (including derivative securities) in connection with the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act, with respect to Acquiror or who will (or is reasonably expected to) become subject to such reporting requirements with respect to Acquiror to be exempt under Rule 16b-3 under the Exchange Act.

Section 6.17 Stock Exchange Matters.

(a) Prior to the Closing, Acquiror shall apply for a mutually agreed upon new ticker symbol with the Stock Exchange that reflects the name “ATI Physical Therapy” contingent on obtaining Acquiror Stockholder Approval. Acquiror shall use its reasonable best efforts to maintain its listing on the Stock Exchange. On or prior to the Closing, if Acquiror receives any written or, to the Knowledge of Acquiror, oral notice from the Stock Exchange that Acquiror has failed, or would reasonably be expected to fail, to meet the Stock Exchange listing requirements as of the Closing for any reason (such notice a “Stock Exchange Notice”), then Acquiror shall give prompt written notice of such Stock Exchange Notice to the Company, including a copy of any written Stock Exchange Notice or a summary of any oral Stock Exchange Notice. Acquiror further covenants and agrees, with respect to any Stock Exchange Notice, to use reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to (i) remedy any and all issues set forth in the Stock Exchange Notice regarding Acquiror’s listing on the Stock Exchange and (ii) in the event Acquiror is unable to remedy such issues set forth in the Stock Exchange Notice after using such reasonable best efforts as described in clause “(i),” to cause the Acquiror Common Stock to be issued in connection with the Transactions to be approved for listing on an Alternate Exchange.

(b) Prior to the Closing Date, Acquiror shall use reasonable best efforts to cause the Acquiror Common Stock to be issued in connection with the Transactions (including the Earn Out Shares, in the event such Earn Out Shares become issuable pursuant to ARTICLE III) to be approved for listing on the Stock Exchange as promptly as practicable following the issuance thereof, subject to official notice of issuance.

Section 6.18 Stockholder Litigation.

(a) In the event that any stockholder litigation related to this Agreement, any Ancillary Agreement or the Transactions is brought, or, to the Knowledge of Acquiror or the Knowledge of the Company, as the case may be, threatened in writing, against such party or the members of each respective parties’ board of directors prior to the Closing, Acquiror and the Company shall promptly notify the other party of any such actual or threatened stockholder litigation and shall keep the other reasonably informed with respect to the status thereof.

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(b) Acquiror shall control the defense of any such Action brought against Acquiror or members of the Acquiror Board, provided that Acquiror give the Company the reasonable opportunity to participate in any response to and, if applicable, in the defense or settlement of any stockholder claim or litigation (including any purported claim or litigation and any class action or derivative litigation) against Acquiror or its officers or directors relating to this Agreement and the Transactions, and no such response to, or any settlement of shall be made or be agreed to without the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed). Acquiror shall cooperate, and shall use its reasonable best efforts to cause its Representatives to cooperate with the Company, in the defense against such claim or litigation or purported claim or litigation.

(c) The Company shall control the defense of any such Action brought against the Company or members of the Company Board, provided that the Company give Acquiror the reasonable opportunity to participate in any response to and, if applicable, in the defense or settlement of any stockholder claim or litigation (including any purported claim or litigation and any class action or derivative litigation) against the Company or its officers or directors relating to this Agreement and the Transactions, and no such response to, or any settlement of shall be made or be agreed to without the prior written consent of Acquiror (not to be unreasonably withheld, conditioned or delayed). The Company shall cooperate, and shall use its reasonable best efforts to cause its Representatives to cooperate with Acquiror, in the defense against such claim or litigation or purported claim or litigation.

Section 6.19 Subscription Agreements. Acquiror shall not permit any amendment or modification to be made to, or any waiver of any provision or remedy under, or any replacements of, the Subscription Agreements, without the prior written consent of the Company, except for any assignments or transfers expressly permitted by the Subscription Agreements. Acquiror shall use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Subscription Agreements on the terms and conditions described therein, including maintaining in effect the Subscription Agreements and using its reasonable best efforts to: (i) satisfy in all material respects on a timely basis all conditions and covenants applicable to Acquiror in the Subscription Agreements and otherwise comply with its obligations thereunder; (ii) in the event that all conditions in the Subscription Agreements (other than conditions that Acquiror or any of its Affiliates control the satisfaction of and other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied, consummate the transactions contemplated by the Subscription Agreements at or prior to Closing; and (iii) enforce its rights under the Subscription Agreements in the event that all conditions in the Subscription Agreements (other than conditions that Acquiror or any of its Affiliates control the satisfaction of and other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied, to cause the applicable PIPE Investors to contribute to Acquiror the applicable portion of the PIPE Investment Amount set forth in the Subscription Agreements at or prior to the Closing. Without limiting the generality of the foregoing, Acquiror shall give the Company, prompt (and, in any event within two Business Days) written notice: (A) of any amendment to any Subscription Agreement (together with a copy of such amendment) that may be made with the prior written consent of the Company (other than such amendments permitted in this Section 6.19); (B) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could give rise to any breach or default) by any party to any Subscription Agreement known to Acquiror; (C) of the receipt of any written notice or other written communication from any party to any Subscription Agreement with respect to any actual, potential or claimed expiration, lapse, withdrawal, breach, default, termination or repudiation by any party to any Subscription Agreement or any provisions of any Subscription Agreement; and (D) if Acquiror does not expect to receive all or any portion of the PIPE Investment Amount on the terms, in the manner or from the sources contemplated by the Subscription Agreements.

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Section 6.20 Sponsor Letter Agreement. Acquiror shall enforce the terms and conditions of the Sponsor Letter Agreement, including the obligations of the parties thereto (a) to vote all of the shares of the capital stock of Acquiror that they hold to approve the Transaction Proposals at the Special Meeting and (b) not to redeem such shares in connection with the consummation of the Transactions.

Section 6.21 Debt Financing. Acquiror shall, and shall use its commercially reasonable efforts to cause its Representatives to, use their respective commercially reasonable efforts to cooperate with the Company in connection with the Debt Financing, including by providing any documentation and/or other information as may be (a) required under applicable “know your customer,” beneficial ownership and/or anti-money laundering rules and regulations and (b) reasonably requested by the Company in connection with the Debt Financing; provided, however, that the Acquiror, its Affiliates and their respective Representatives shall be indemnified and held harmless by the Company from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with the Debt Financing to the fullest extent permitted by Law and with appropriate contribution to the extent such indemnification is not available, other than to the extent any such liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments or penalties are the result of the gross negligence, bad faith or willful misconduct of the Acquiror, its Affiliates or their respective Representatives, or such Person’s material breach of this Agreement. Notwithstanding anything to the contrary in this Agreement, the Acquiror’s breach of the covenant required to be performed by it under this Section 6.21 will not be considered in determining the satisfaction of the condition set forth in Section 7.3(c) or whether any right of termination arises under Section 8.1(e).

ARTICLE VII

CONDITIONS TO CLOSING

Section 7.1 Conditions to Obligations of all Parties. The obligations of Acquiror, Merger Sub and the Company to consummate the Transactions are subject to the satisfaction of the following conditions at the Closing, any one or more of which may be waived (if legally permitted) in writing by all of such Parties:

(a) HSR Act. Any waiting period (or any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated (to the extent that early termination is available under the HSR Act at such time).

(b) No Prohibition. There shall not have been enacted or promulgated any Law in the United States which is then in effect and has the effect of making consummation of the Transactions illegal or otherwise enjoining or prohibiting the consummation of the Transactions.

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(c) Acquiror Stockholder Approval. The Acquiror Stockholder Approval shall have been obtained.

(d) Company Stockholder Approval. The Company Requisite Approval shall have been obtained.

(e) Listing. The Acquiror Class A Common Stock to be issued in connection with the Transactions shall have been approved for listing on the Stock Exchange, subject only to official notice of issuance thereof, and, as of immediately following the Effective Time, Acquiror shall be in compliance, in all material respects, with applicable initial and continuing listing requirements of the Stock Exchange, and Acquiror shall not have received any notice of non-compliance therewith from the Stock Exchange that has not been cured or would not be cured at or immediately following the Effective Time.

(f) Acquiror Net Tangible Assets. After giving effect to the Acquiror Stock Redemption, if any, Acquiror shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act).

(g) Amendment to Certificate of Incorporation. The Acquiror A&R Charter shall have been filed with the Secretary of State of the State of Delaware in accordance with Section 2.3(d) and the Acquiror A&R Bylaws shall have been adopted.

(h) Minimum Cash Balance. After giving effect to the Acquiror Stock Redemption, if any, the Available Cash as of immediately prior to the Closing shall equal or exceed the Minimum Cash Balance.

Section 7.2 Conditions to Obligations of Acquiror. The obligations of Acquiror to consummate the Transactions are subject to the satisfaction of the following additional conditions at the Closing, any one or more of which may be waived in writing by Acquiror:

(a) Representations and Warranties.

(i) Each of the representations and warranties of the Company contained in Section 4.1, Section 4.2 and Section 4.24 shall be accurate in all material respects as of the date hereof and as of the Closing Date as if made on and as of the Closing Date (except for any such representations and warranties made as of a specific date, which shall have been accurate in all material respects as of such date); provided, however, that, for purposes of determining the accuracy of such representations and warranties as of the foregoing dates, all “Company Material Adverse Effect” and/or similar materiality qualifications limiting the scope of such representations and warranties shall be disregarded;

(ii) each of the representations and warranties of the Company contained in Section 4.6(a) shall be accurate in all respects as of the date hereof and as of the Closing Date as if made on and as of the Closing Date (other than any such representation and warranty made as of a specific earlier date, which shall have been accurate in all respects as of such earlier date), except that any inaccuracies in such representations and warranties that are de minimis in nature will be disregarded;

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(iii) Section 4.21(b) shall have been accurate in all respects as of the date of this Agreement; and

(iv) each of the representations and warranties of the Company (other than Section 4.1, Section 4.2, Section 4.6(a), Section 4.21(b) and Section 4.24) shall be accurate in all respects as of the date hereof and as of the Closing Date (except for any such representations and warranties made as of a specific date, which shall have been accurate in all respects as of such date); provided, however, that: (A) for purposes of determining the accuracy of such representations and warranties as of the foregoing dates, all “Company Material Adverse Effect” and/or similar materiality qualifications limiting the scope of such representations and warranties shall be disregarded; and (B) any inaccuracies in such representations and warranties shall be disregarded if the circumstances giving rise to all such inaccuracies, individually or in the aggregate, do not constitute, and would not reasonably be expected to have a Company Material Adverse Effect.

(b) Performance of Obligations. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

(c) No Company Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Company Material Adverse Effect.

(d) Closing Deliverables. The Company shall have delivered to Acquiror the Closing deliverables set forth in Section 2.2(a).

Section 7.3 Conditions to Obligations of Company. The obligations of the Company to consummate the Transactions are subject to the satisfaction of the following additional conditions at the Closing, any one or more of which may be waived in writing by the Company:

(a) Representations and Warranties.

(i) Each of the representations and warranties of Acquiror contained in Section 5.1, Section 5.2, Section 5.5(c) and Section 5.10 shall be accurate in all material respects as of the date hereof and as of the Closing Date as if made on and as of the Closing Date (except for any such representations and warranties made as of a specific date, which shall have been accurate in all material respects as of such date); provided, however, that, for purposes of determining the accuracy of such representations and warranties as of the foregoing dates, all “Acquiror Material Adverse Effect” and/or similar materiality qualifications limiting the scope of such representations and warranties shall be disregarded;

(ii) each of the representations and warranties of Acquiror contained in Section 5.5(a), Section 5.5(b) and Section 5.5(d) shall be accurate in all respects as of the date hereof and as of the Closing Date as if made on and as of the Closing Date (other than any such representation and warranty made as of a specific earlier date, which shall have been accurate in all respects as of such earlier date), except that any inaccuracies in such representations and warranties that are de minimis in nature will be disregarded;

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(iii) Section 5.14 shall have been accurate in all respects as of the date of this Agreement; and

(iv) each of the representations and warranties of Acquiror (other than Section 5.1, Section 5.2, Section 5.5 and Section 5.10) shall be accurate in all respects as of the Closing Date as if made on and as of the date hereof and as of Closing Date (except for any such representations and warranties made as of a specific date, which shall have been accurate in all respects as of such date); provided, however, that: (A) for purposes of determining the accuracy of such representations and warranties as of the foregoing dates, all “Acquiror Material Adverse Effect” and/or similar materiality or qualifications limiting the scope of such representations and warranties shall be disregarded; and (B) any inaccuracies in such representations and warranties shall be disregarded if the circumstances giving rise to all such inaccuracies, individually or in the aggregate, do not constitute, and would not reasonably be expected to have an Acquiror Material Adverse Effect.

(b) Performance of Obligations. Acquiror shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

(c) No Acquiror Material Adverse Effect. Since the date of this Agreement, there shall not have occurred an Acquiror Material Adverse Effect.

(d) Board Composition. As of immediately following the Effective Time, the Acquiror Board shall consist of the number of directors, and be otherwise constituted in accordance with Section 1.12.

(e) Trust Account. Acquiror shall have made appropriate arrangements to have the Trust Account, less amounts paid and to be paid pursuant to the Acquiror Stock Redemption, available to Acquiror at the Closing.

(f) Closing Deliverables. Acquiror shall have delivered to the Company the Closing deliverables set forth in Section 2.2(b).

Section 7.4 Frustration of Closing Conditions. No Party may rely on the failure of any condition set forth in this ARTICLE VII to be satisfied to excuse such Party’s obligation to effect the Closing if such failure was caused by such Party’s breach of any representation or warranty or covenant contained in this Agreement.

ARTICLE VIII

TERMINATION

Section 8.1 Termination. This Agreement may be terminated and the Transactions abandoned:

(a) by mutual written consent of Acquiror and the Company;

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(b) by written notice from either the Company or Acquiror to the other Party if, the Closing has not occurred on or prior to August 23, 2021 (the “Outside Date”); provided, however, that this Agreement may not be terminated under this Section 8.1(b) by or on behalf of any Party that is in breach of any representation, warranty or covenant contained herein and such breach results in the failure of a condition set forth in ARTICLE VII to be satisfied on or prior to the Outside Date;

(c) by written notice from either the Company or Acquiror to the other Party, if any Governmental Authority in the United States shall have enacted, issued, promulgated, enforced or entered any Law which has become final and nonappealable and has the effect of permanently making consummation of the Transactions illegal or otherwise permanently preventing or prohibiting consummation of the Transactions;

(d) by written notice from Acquiror to the Company, if there has been a breach of any representation, warranty or covenant made by the Company in this Agreement, or any representation or warranty contained in this Agreement shall have become untrue or inaccurate after the date of this Agreement, in each case which breach, untruth or inaccuracy (i) would cause Section 7.2(a) or Section 7.2(b) not to be satisfied as of the Closing Date (a “Terminating Company Breach”), and (ii) shall not have been cured within 30 days after written notice from Acquiror of such Terminating Company Breach is delivered to the Company (which notice shall describe such Terminating Company Breach in reasonable detail), or which breach, untruth or inaccuracy, by its nature, cannot be cured prior to the Outside Date; provided, however, that Acquiror shall not be entitled to terminate this Agreement pursuant to this Section 8.1(d) if (A) Acquiror has waived such Terminating Company Breach or (B) Acquiror or Merger Sub is then in breach of any representation, warranty or covenant such that the conditions set forth in Section 7.3(a) or Section 7.3(b) would not reasonably be expected to be satisfied;

(e) by written notice from the Company to Acquiror, if there has been a breach of any representation, warranty or covenant made by Acquiror in this Agreement, or any representation or warranty contained in this Agreement shall have become untrue or inaccurate after the date of this Agreement, in each case which breach, untruth or inaccuracy (i) would cause Section 7.3(a) or Section 7.3(b) not to be satisfied as of the Closing Date (a “Terminating Acquiror Breach”), and (ii) shall not have been cured within 30 days after written notice from the Company of such Terminating Acquiror Breach is delivered to Acquiror (which notice shall describe such Terminating Acquiror Breach in reasonable detail), or which breach, untruth or inaccuracy, by its nature, cannot be cured prior to the Outside Date; provided, however, that the Company shall not be entitled to terminate this Agreement pursuant to this Section 8.1(e) if (A) the Company has waived such Terminating Acquiror Breach or (B) the Company is then in breach of any representation, warranty or covenant such that the conditions set forth in Section 7.2(a) or Section 7.2(b) would not reasonably be expected to be satisfied;

(f) by written notice from the Company to Acquiror prior to obtaining the Acquiror Stockholder Approval, if the Acquiror Board (i) shall have made a Change in Recommendation or (ii) shall have failed to include the Acquiror Board Recommendation in the Proxy Statement distributed to the stockholders of Acquiror;

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(g) by written notice from Acquiror to the Company, if the Company Requisite Approval has not been obtained within one Business Day of the execution and delivery of this Agreement;

(h) by written notice from either the Company or Acquiror to the other Party, if the Special Meeting shall have been held and the Acquiror Stockholder Approval is not obtained at the Special Meeting (subject to any postponement or adjournment of the Special Meeting), provided, however, that the right to terminate this Agreement under this Section 8.1(h) shall not be available from and after the time that Acquiror obtains the Acquiror Stockholder Approval; and

(i) by written notice from the Company to Acquiror, if, after giving effect to the Acquiror Stock Redemption, if any, the Available Cash would be less than the Minimum Cash Balance immediately prior to the Closing.

Section 8.2 Effect of Termination. Except as set forth in this Section 8.2, in the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any Party or its respective Affiliates, officers, directors or stockholders, other than liability of any Party for Fraud or willful breach of this Agreement by such Party occurring prior to such termination. The provisions of this Section 8.2, Section 9.8 (No Third-Party Beneficiaries), Section 9.9 (Governing Law), Section 9.11 (Waiver of Trial by Jury), Section 9.13 (Fees and Expenses), Section 9.1 (Non Survival of Representations, Warranties and Agreements) and Section 9.15 (Non-Recourse) (collectively, the “Surviving Provisions”) and the Nondisclosure Agreement, and any other Section or Article of this Agreement referenced in the Surviving Provisions that are required to survive in order to give appropriate effect to the Surviving Provisions, shall in each case survive any termination of this Agreement.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Non Survival of Representations, Warranties and Agreements. The representations, warranties, agreements and covenants in this Agreement shall terminate at the Closing; provided that, notwithstanding the foregoing, the covenants and agreements in ARTICLE III, Sections 6.8, 6.11, 6.13 and 6.18, this ARTICLE IX and Article X shall survive the Closing.

Section 9.2 Modification or Amendment. This Agreement may be amended or modified in whole or in part only by a duly authorized agreement in writing which makes reference to this Agreement. The adoption of this Agreement by the stockholders of any of the Parties shall not restrict the ability of the board of directors (or comparable body) of any of the Parties to terminate this Agreement in accordance with Section 8.1 or to cause such Party to enter into an amendment to this Agreement pursuant to this Section 9.2; provided, however, that (a) after any such adoption of this Agreement by the Company Stockholders, no amendment or supplement to the provisions of this Agreement shall be made which by applicable requirement of Law requires further approval of the Company Stockholders without the further approval of such Company Stockholders, and (b) after any such approval of the Agreement by Acquiror’s stockholders, no amendment or supplement to the provisions of this Agreement shall be made which by applicable requirement of Law requires further approval of the stockholders of Acquiror without the further approval of such stockholders.

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Section 9.3 Extension; Waiver. Acquiror (on behalf of itself or Merger Sub) may, and the Company (on behalf of itself) may, at any time prior to the Closing, by action taken by its board of directors (or comparable body) or officers thereunto duly authorized, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties contained herein by any other Party or in any document, certificate or writing delivered pursuant hereto by such other Party, or (c) to the extent permitted by Law, waive compliance with any of the terms or conditions of this Agreement, in each case, by an agreement in writing executed in the same manner as this Agreement. The failure or delay of any Party to this Agreement to exercise any of its rights under this Agreement shall not impair such right or be construed as a waiver by such Party of such right.

Section 9.4 Notices. To be valid for purposes hereof, any notice, request, demand, waiver, consent or approval (any of the foregoing, a “Notice”) that is required hereunder shall be in writing. A Notice shall be deemed given only as follows: (a) on the date delivered personally or by email; (b) three Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one Business Day following deposit with a nationally recognized overnight courier service for next day delivery, charges prepaid, and, in each case, addressed to the intended recipient as set forth below:

(a)	If to Acquiror:

Fortress Value Acquisition Corp. II

1345 Avenue of the Americas

46th Floor

New York, New York

Attention: Alexander Gillette

E-mail:     agillette@fortress.com

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, New York 10001

Attention:   Joseph A. Coco

     Blair T. Thetford

Email:         Joseph.Coco@skadden.com

        Blair.Thetford@skadden.com

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(b)	If to the Company:

ATI Physical Therapy

790 Remington Blvd.

Bolingbrook, Illinois 60440

Attention: Diana M. Chafey

E-mail:     diana.chafey@atipt.com

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

100 Federal Street, 34th Floor

Boston, MA 02110

Attention: Marilyn French Shaw

E-mail:     MarilynFrench.Shaw@weil.com

and

Weil, Gotshal & Manges LLP

200 Crescent Court, Suite 300

Dallas, Texas 75201

Attention: James R. Griffin

Email:       james.griffin@weil.com

Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by providing Notice to the other Parties.

Section 9.5 Entire Agreement. This Agreement (including the Disclosure Schedules and Exhibits hereto) and the Ancillary Agreements (including the Nondisclosure Agreement) constitute the entire agreement among the Parties relating to the Transactions and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, that may have related in any way to the subject matter hereof.

Section 9.6 Assignment. No Party shall assign this Agreement or any part hereof without the prior written consent of the other Parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 9.6 shall be null and void ab initio.

Section 9.7 Counterparts. This Agreement may be executed in multiple counterparts, each of which when executed and delivered shall thereby be deemed to be an original and all of which taken together shall constitute one and the same instrument. Any Party may deliver signed counterparts of this Agreement to the other Parties by means of facsimile, portable document format (.PDF) signature or electronic transmission.

Section 9.8 No Third-Party Beneficiaries. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement; provided, however, that, notwithstanding the foregoing, in the event the Closing occurs, the present and former officers and directors of the Company (and their successors, heirs and Representatives) are intended third-party beneficiaries of, and may enforce, Section 6.11. The representations and warranties in this Agreement are the product of negotiations among the Parties hereto and are for the sole benefit of the parties hereto, and may represent an allocation of risk among the Parties hereto associated with particular matters regardless of the knowledge of any of the Parties hereto. Persons other than the Parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

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Section 9.9 Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or otherwise) based upon, arising out of, or related to this Agreement or the Transactions, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

Section 9.10 Exclusive Jurisdiction. In any Action between any of the Parties arising out of or relating to this Agreement or any of the Transactions, each of the Parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such Action or proceeding, in any state court of Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case each of the Parties irrevocably and unconditionally consents and submits to the jurisdiction of the United States District Court for the District of Delaware); (b) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (c) agrees that it will not bring any such Action in any court other than such courts. Service of any process, summons, notice or document to any party’s address and in the manner set forth in Section 9.4 shall be effective service of process for any such action. Each of the Parties agrees that the mailing of process or other papers in connection with any Action or proceeding in the manner provided in Section 9.4 or such other manner as may be permitted by requirement of Law shall be valid and sufficient service of process. Notwithstanding the foregoing in this Section 9.10, a Party may commence any Action or proceeding in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts. Each party hereto further waives any claim and will not assert that venue should properly lie in any other location within the selected jurisdiction.

Section 9.11 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY LAW, EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (AND SHALL CAUSE ITS SUBSIDIARIES AND AFFILIATES TO WAIVE) THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY IN CONNECTION HEREWITH. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES TO ENTER INTO THIS AGREEMENT.

Section 9.12 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party. Upon

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determination by a court of competent jurisdiction that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

Section 9.13 Fees and Expenses. Except as otherwise provided in this Agreement, each Party shall bear its own expenses incurred in connection with this Agreement and the Transactions, whether or not the Transactions are consummated, including all fees of its legal counsel, financial advisers and accountants; provided, however, that if the Closing shall occur, Acquiror shall (a) pay or cause to be paid, the Transaction Expenses in accordance with Section 2.3(b). For the avoidance of doubt, any payments to be made (or to cause to be made) by Acquiror pursuant to this Section 9.13 shall be paid upon consummation of the Merger and release of proceeds from the Trust Account.

Section 9.14 Specific Performance. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform its obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the Transactions) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (a) the Parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, each without proof of damages, prior to the valid termination of this Agreement in accordance with Section 8.1, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the Transactions and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it shall not oppose the granting of specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 9.14 shall not be required to provide any bond or other security in connection with any such injunction.

Section 9.15 Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of or related to this Agreement or the Transactions, or the negotiation, execution or performance of this Agreement (including any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), and any remedies in respect thereof, may only be brought against, the entities that are expressly named as Parties, and then only with respect to the specific obligations set forth herein with respect to such Party. Except to the extent a named Party to this Agreement (and then only to the extent of the specific obligations undertaken by such named Party in this Agreement), (a) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or Representative of any named Party to this Agreement and (b) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, agent, attorney, advisor or Representative of any of the foregoing (collectively, as to both clause “(a)” and “(b),” “Non-Party Affiliates”) shall have any liability (whether in contract, tort, equity

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or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of Acquiror or the Company under this Agreement of or for any claim based on, arising out of, or related to this Agreement or the Transactions, or the negotiation, execution or performance of this Agreement (including any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement by any Non-Party Affiliate, as to which the Parties disclaim any reliance).

Section 9.16 Legal Representation.

(a) Acquiror hereby agrees, on behalf of its directors, members, partners, officers, employees and Affiliates and each of their respective successors and assigns (including after the Closing, the Surviving Company) (all such parties, the “Weil Waiving Parties”), that Weil, Gotshal and Manges LLP (“Weil”) may represent the stockholders or holders of other equity interests of the Company or any of its Subsidiaries or their respective directors, members, partners, officers, employees or Affiliates (collectively, but for the avoidance of doubt, excluding the Surviving Company, the “Weil WP Group”), in each case, solely in connection with any Action or obligation arising out of or relating to this Agreement, any Ancillary Agreement or the Transactions, notwithstanding its prior representation of the Company and its Subsidiaries or other Weil Waiving Parties, and Acquiror on behalf of itself and the Weil Waiving Parties hereby consents thereto and irrevocably waives (and will not assert) any conflict of interest, breach of duty or any other objection arising from or relating to Weil’s prior representation of the Company, its Subsidiaries or of Weil Waiving Parties. Acquiror, for itself and the Weil Waiving Parties, hereby further irrevocably acknowledges and agrees that all privileged communications, written or oral, between the Company and its Subsidiaries or any member of the Weil WP Group and Weil, made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any Ancillary Agreements or Transactions, or any matter relating to any of the foregoing, are privileged communications that do not pass to the Surviving Company notwithstanding the Merger, and instead survive, remain with and are controlled by the Weil WP Group (the “Weil Privileged Communications”), without any waiver thereof. Acquiror, together with any of its Affiliates, Subsidiaries, successors or assigns, agree that no Person may use or rely on any of the Weil Privileged Communications, whether located in the records or email server of the Surviving Company and its Subsidiaries, in any Action against or involving any of the parties after the Closing, and Acquiror agrees not to assert that any privilege has been waived as to the Weil Privileged Communications, by virtue of the Merger.

(b) The Company hereby agrees on behalf of its directors, members, partners, officers, employees and Affiliates and each of their respective successors and assigns (including after the Closing, the Surviving Company) (all such parties, the “Skadden Waiving Parties”), that Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”) may represent the stockholders or holders of other equity interests of the Sponsor or of Acquiror or any of their respective directors, members, partners, officers, employees or Affiliates (collectively, but for the avoidance of doubt, excluding the Surviving Company, the “Skadden WP Group”), in each case, solely in connection with any Action or obligation arising out of or relating to this Agreement, any Ancillary Agreement or Transactions, notwithstanding its prior representation of the Sponsor, Acquiror and its Subsidiaries, or other Skadden Waiving Parties. The Company, on behalf of itself and the Skadden

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Waiving Parties, hereby consents thereto and irrevocably waives (and will not assert) any conflict of interest, breach of duty or any other objection arising from or relating to Skadden’s prior representation of the Sponsor, Acquiror and its Subsidiaries, or other Skadden Waiving Parties. The Company, for itself and the Skadden Waiving Parties, hereby further irrevocably acknowledges and agrees that all privileged communications, written or oral, between the Sponsor, Acquiror, or its Subsidiaries, or any other member of the Skadden WP Group, on the one hand, and Skadden, on the other hand, made prior to the Closing, in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any Ancillary Agreements or the Transactions, or any matter relating to any of the foregoing, are privileged communications that do not pass to the Surviving Company notwithstanding the Merger, and instead survive, remain with and are controlled by the Skadden WP Group (the “Skadden Privileged Communications”), without any waiver thereof. The Company, together with any of its Affiliates, Subsidiaries, successors or assigns, agree that no Person may use or rely on any of the Skadden Privileged Communications, whether located in the records or email server of the Surviving Company and its Subsidiaries, in any Action against or involving any of the parties after the Closing, and the Company agrees not to assert that any privilege has been waived as to the Skadden Privileged Communications, by virtue of the Merger.

Section 9.17 Release.

(a) Each of the Company and its Subsidiaries, on behalf of itself and its Affiliates, hereby irrevocably waives, releases and discharges, effective as of the Closing, the Company Stockholders, and their respective predecessors, successors, Subsidiaries and Affiliates, and any of their respective current and former officers, directors, employees, consultants, agents, representatives and advisors, in each case from any and all liabilities and obligations of any kind or nature whatsoever that such Person or its Affiliates has or may have, now or in the future, arising out of, relating to, or resulting from any matter or cause whatsoever arising prior to the Closing, in each case whether known or unknown, absolute or contingent, liquidated or unliquidated, and whether arising under any agreement or understanding or otherwise, at law or equity, arising out of or in connection with the ownership by the holders of Company Common Stock or Company Preferred Stock, as applicable, any Person’s service as a director of the Company or a director or manager of any of its Subsidiaries and any acts or omissions of any Person on behalf of the Company or any of its Subsidiaries.

(b) Each of Acquiror and Merger Sub, on behalf of itself and its Affiliates, hereby irrevocably waives, releases and discharges, effective as of the Closing, the Acquiror stockholders, including the Sponsor, and their respective predecessors, successors, Subsidiaries and Affiliates, and any of their respective current and former officers, directors, employees, consultants, agents, representatives and advisors, in each case from any and all liabilities and obligations of any kind or nature whatsoever that such Person or its Affiliates has or may have, now or in the future, arising out of, relating to, or resulting from any matter or cause whatsoever arising prior to the Closing, in each case whether known or unknown, absolute or contingent, liquidated or unliquidated, and whether arising under any agreement or understanding or otherwise, at law or equity, arising out of or in connection with the ownership by the holders of Acquiror Common Stock, any Person’s service as a director of Acquiror or a director or manager of Merger Sub and any acts or omissions of any Person on behalf of Acquiror or the Merger Sub.

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ARTICLE X

DEFINITIONS

Section 10.1 Definitions. Capitalized terms used in this Agreement have the meanings set forth below.

“Acceleration Event” has the meaning set forth in Section 3.2.

“Accreted Value” means an aggregate accrued amount, calculated based on the Preferred Stock Adjusted Base, at the Dividend Rate (as defined in the Company Certificate of Incorporation) from the Closing Date through the date that is 180 days from the Closing Date.

“Acquiror” has the meaning set forth in the Preamble.

“Acquiror A&R Bylaws” has the meaning set forth in the Recitals.

“Acquiror A&R Charter” has the meaning set forth in the Recitals.

“Acquiror Benefit Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA) and each other employment, consulting, bonus, deferred compensation, incentive compensation, equity, phantom-equity, or equity-based award, retention, relocation, vacation, change in control, transaction bonus, salary continuation, severance or termination pay, hospitalization, medical, dental, vision, life insurance, disability or sick leave benefit, profit-sharing, pension or retirement or other fringe benefit or compensatory plan, policy, program, agreement or arrangement, whether or not in writing and whether or not funded, in each case (a) that is maintained, sponsored, or contributed to, or is required to be maintained, sponsored, or contributed to, by the Acquiror or Merger Sub in respect of any current or former directors, officers, consultants, independent contractors, or employees of Acquiror or Merger Sub or (b) to which Acquiror or Merger Sub has any obligation or liability.

“Acquiror Board” means the board of directors of Acquiror.

“Acquiror Board Recommendation” has the meaning set forth in Section 6.4(b).

“Acquiror Class A Common Stock” means Acquiror’s Class A common stock, par value $0.0001 per share.

“Acquiror Class F Common Stock” means Acquiror’s Class F common stock, par value $0.0001 per share.

“Acquiror Common Stock” means, collectively, (a) prior to the Closing, the Acquiror Class A Common Stock and the Acquiror Class F Common Stock, and (b) from and after the Closing, the Acquiror Class A Common Stock, following the conversion of all shares of Acquiror Class F Common Stock into shares of Acquiror Class A Common Stock in connection with the Closing pursuant to the Acquiror Organizational Documents.

“Acquiror Common Stockholders” means the holders of Acquiror Common Stock.

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“Acquiror Financial Statements” has the meaning set forth in Section 5.6(a).

“Acquiror Financing Certificate” has the meaning set forth in Section 2.2(b)(i).

“Acquiror Material Adverse Effect” means any change, effect, condition, circumstance or development that, individually or in the aggregate with all other changes, effects, conditions, circumstances or developments, is or is reasonably likely to (a) be materially adverse to the business, condition (financial or otherwise), assets or liabilities of Acquiror and Merger Sub, taken together or (b) prevent or delay consummation of any of the Transactions or otherwise prevent or delay Acquiror from performing its obligations under this Agreement; provided, however, that that in no event will any changes in general economic conditions or changes in securities markets in general be taken into account in determining whether there has been, is reasonably likely to be, an Acquiror Material Adverse Effect.

“Acquiror Material Contracts” has the meaning set forth in Section 5.12.

“Acquiror Organizational Documents” means the Organizational Documents of Acquiror.

“Acquiror Preferred Stock” means Acquiror’ preferred stock, par value $0.0001 per share.

“Acquiror Record Date” means the record date established by the Acquiror Board and used for determining the Acquiror Common Stockholders entitled to vote at the Special Meeting.

“Acquiror Stock Redemption” means the election of an eligible holder of Acquiror Class A Common Stock (as determined in accordance with the Acquiror Organizational Documents and the Trust Agreement) to redeem all or a portion of such holder’s shares of Acquiror Class A Common Stock, at the per-share price, payable in cash, equal to such holder’s pro rata share of the Trust Account (as determined in accordance with the Acquiror Organizational Documents and the Trust Agreement) in connection with the Acquiror Stockholder Approval.

“Acquiror Stockholder Approval” has the meaning set forth in Section 5.2(b).

“Acquiror Transaction Expense Certificate” has the meaning set forth in Section 2.2(b)(ii).

“Acquiror Unit” means one share of Acquiror Class A Common Stock and one-third of one Public Warrant.

“Acquisition Proposal” means, as to any Person, other than the transactions contemplated hereby and other than the acquisition or disposition of equipment or other tangible personal property in the ordinary course of business, any offer or proposal relating to: (a) any acquisition or purchase, direct or indirect, of (i) 20% or more of the consolidated assets of such Person and its Subsidiaries or (ii) 20% or more of any class of equity or voting securities of (x) such Person or (y) one or more Subsidiaries of such Person holding assets constituting, individually or in the aggregate, 20% or more of the consolidated assets of such Person and its Subsidiaries; (b) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in any Person beneficially owning 20% or more of any class of equity or voting securities of (i) such Person or (ii) one or more Subsidiaries of such Person holding assets constituting, individually or in the aggregate, 20% or more of the consolidated assets of such Person and its Subsidiaries; or (c) a merger, consolidation, share exchange, business combination, sale of substantially all the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving (i) such Person or (ii) one or more Subsidiaries of such Person holding assets constituting, individually or in the aggregate, 20% or more of the consolidated assets of such Person and its Subsidiaries.

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“Action” means any action, suit, charge, litigation, arbitration or other proceeding at law or in equity (whether civil, criminal or administrative) by or before any Governmental Authority.

“Additional SEC Reports” has the meaning set forth in Section 5.6(a).

“Adjusted Preferred Stock Ratio” means the number equal to (a) 1.00 minus (b) the quotient, rounded to the nearest ten-thousandth, equal to (i) the Aggregate Preferred Cash Consideration divided by (ii) the Cash Liquidation Amount.

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by, or under common control with, such specified Person; provided that, for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise; provided that in no event shall Acquiror or Merger Sub be considered an Affiliate of SoftBank Group Corp. nor shall Softbank Group Corp. be considered to be an Affiliate of Acquiror or Merger Sub.

“Aggregate Common Stock Consideration” means a number of shares of Acquiror Class A Common Stock (with each share valued at $10.00) with an aggregate value equal to $1,303,000,000.

“Aggregate Preferred Cash Consideration” means $59,000,000.

“Aggregate Preferred Stock Consideration” means the number of shares of Acquiror Class A Common Stock (with each share valued at $10.00) with an aggregate value equal to the Aggregate Preferred Stock Consideration Amount.

“Aggregate Preferred Stock Consideration Amount” means (a) the Preferred Stock Adjusted Base, plus the Accreted Value, multiplied by (b) 1.05.

“Agreement” means this Agreement and Plan of Merger, as the same may be amended from time to time, and all schedules, exhibits and annexes hereto (including the Disclosure Schedules, as defined herein).

“Alternate Exchange” means the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market, as may be applicable.

“Alternative Business Combination” means any Business Combination with respect to Acquiror, other than the Transactions.

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“Amendment Proposal” has the meaning set forth in Section 6.4(b).

“Ancillary Agreements” means the Registration Rights Agreement, the Stockholders Agreement, the Sponsor Letter Agreement, the Acquiror A&R Charter, the Acquiror A&R Bylaws, the Subscription Agreements and all other agreements, certificates and instruments executed and delivered by the Parties in connection with the Transactions.

“Available Cash” means the amount equal to (a) the total available funds contained in the Trust Account, minus (b) the aggregate amount of cash proceeds that will be required to complete the Acquiror Stock Redemption, plus (c) the PIPE Investment Amount, plus (d) all funds held by Acquiror outside of the Trust Account and immediately available to Acquiror.

“Balance Sheet Date” means September 30, 2020.

“Bankruptcy and Equity Exceptions” has the meaning set forth in Section 4.2.

“Blue Sky Laws” has the meaning set forth in Section 4.5.

“Business” has the meaning set forth in the Recitals.

“Business Associates” has the meaning set forth in Section 4.17(i).

“Business Combination” means, with respect to any Party, any merger, consolidation, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

“Business Day” means a day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York or the State of Delaware are authorized or required by Law to be closed.

“CARES Act” means the Coronavirus Aid, Relief and Economic Security Act, as signed into law by the President of the United States on March 27, 2020.

“Certificate of Merger” has the meaning set forth in Section 2.2(a)(iii).

“Certifications” has the meaning set forth in Section 5.6(a).

“Change in Recommendation” has the meaning set forth in Section 6.4(b).

“Change of Control” means any transaction or series of transactions the result of which is: (a) the acquisition by any Person or “group” (as defined in the Exchange Act) of Persons of direct or indirect beneficial ownership of securities representing 50% or more of the combined voting power of the then outstanding securities of Acquiror; (b) a merger, consolidation, reorganization or other business combination, however effected, resulting in any Person or “group” (as defined in the Exchange Act) acquiring at least 50% of the combined voting power of the then outstanding securities of Acquiror or the surviving Person outstanding immediately after such combination; or (c) a sale of all or substantially all of the assets of Acquiror.

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“Claim” means (a) any right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (b) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such equitable remedy is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured.

“Closing” has the meaning set forth in Section 2.1.

“Closing Cash Liquidation Amount” means the aggregate Liquidation Amount (as defined in the Company Certificate of Incorporation) as of the Closing Date with respect to all shares of Company Preferred Stock outstanding immediately prior to the Effective Time. For the avoidance of doubt, the Closing Cash Liquidation Amount, would be $174,285,078.35 if the Closing Date were June 30, 2021 and $186,633,382.91 if the Closing Date were December 31, 2021.

“Closing Date” has the meaning set forth in Section 2.1.

“Closing Press Release” has the meaning set forth in Section 6.8(b).

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Share Price” means the share price equal to the volume weighted average closing sale price of one share of Acquiror Class A Common Stock as reported on the Stock Exchange (or any other exchange on which the shares of Acquiror Class A Common Stock are then listed) for at least 5 days out of a period of 10 consecutive trading days ending on the trading day immediately prior to the date of determination (as adjusted as appropriate to reflect any stock splits, reverse stock splits, stock dividends (including any dividend or distribution of securities convertible into Acquiror Class A Common Stock), extraordinary cash dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change or transaction with respect to Acquiror Class A Common Stock).

“Company” has the meaning set forth in the Preamble.

“Company Benefit Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA) and each other employment, consulting, bonus, deferred compensation, incentive compensation, equity, phantom-equity, or equity-based award, retention, relocation, vacation, change in control, transaction bonus, salary continuation, severance or termination pay, hospitalization, medical, dental, vision, life insurance, disability or sick leave benefit, profit-sharing, pension or retirement or other fringe benefit or compensatory plan, policy, program, agreement or arrangement, whether or not in writing and whether or not funded, in each case (a) that is maintained, sponsored, or contributed to, or is required to be maintained, sponsored, or contributed to, by the Company or its Subsidiaries in respect of any current or former directors, officers, consultants, independent contractors, or employees of the Company or (b) to which the Company or its Subsidiaries has any obligation or liability.

“Company Board” has the meaning set forth in the Recitals.

“Company Board Approval” has the meaning set forth in the Recitals.

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“Company Certificate of Incorporation” means the Second Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of Delaware on August 31, 2016.

“Company Common Stock” means a share of the Company’s common stock, par value $0.01 per share.

“Company Common Stockholder” means Wilco Acquisition, LP or its designees.

“Company IT Systems” has the meaning set forth in Section 4.16(e).

“Company Material Adverse Effect” means any change, effect, event, fact, occurrence, condition, circumstance or development that, individually or in the aggregate with all other changes, effects, events, facts, occurrences, conditions, circumstances or developments, has had, or would reasonably be expected to have, a material adverse effect on the business, condition (financial or otherwise) or results of operation, of the Company and its Subsidiaries, taken as a whole; provided, however, that, in no event will any of the following be deemed, either alone or in combination, to constitute, or be taken into account in determining whether there has been or will be, a Company Material Adverse Effect: (a) operating, business, regulatory or other conditions (financial or otherwise) generally effecting the industries in which the Company or its Subsidiaries operate (including, for the avoidance of doubt, any loss of customers, suppliers, orders, Contracts or other business relationships resulting from, or in connection with COVID-19); (b) general economic conditions, including changes or developments in the credit, securities, currency, banking, exchange, debt, financial or capital markets (including changes in interest or exchange rates) including any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market; (c) the announcement or consummation of the Transactions, including the impact thereof on relationships with customers, suppliers, distributors, partners or employees or others having relationships with the Company or any of its Subsidiaries or the taking of any action required, expressly permitted or otherwise expressly contemplated by this Agreement and the Ancillary Agreements, including the completion of the Transactions, including any action taken at the prior written request, or with the prior written consent, of Acquiror; (d) changes in GAAP or other accounting requirements or principles, as applied to the Company and its Subsidiaries or otherwise, or any changes in applicable Laws, in each case, after the date hereof; (e) the failure of the Company or any of its Subsidiaries to meet or achieve the results set forth in any internal or published budget, plan, projection, prediction or forecast (it being understood that the underlying facts giving rise to such failure may be taken into account); (f) global, national or regional political, financial, economic or business conditions, including government required shutdowns, a presidential election, hostilities, acts of war, sabotage or terrorism or military actions or any escalation, worsening or diminution of any such hostilities, acts of war, sabotage or terrorism or military actions existing or underway; (g) effects arising from or relating to epidemics, pandemics, widespread occurrences of infectious diseases or disease outbreaks, including COVID-19 or any COVID-19 Measures; (h) hurricanes, earthquakes, floods, tsunamis, tornadoes, changes in (or effects in) weather, meteorological conditions or climate, mudslides, explosions, wild fires, or other natural disasters and other force majeure events in the United States or any other country or region in the world and (i) any matter described in the Disclosure Schedules, except, in each case of any of the foregoing clauses “(a),” “(b),” “(d),” “(f),” “(g)” and “(h)” to the extent that such condition has a materially disproportionate impact on the Company, taken as a whole, relative to other companies in the industries in which the Company and its Subsidiaries operate (it being understood and agreed that only such incremental disproportionate impact shall be taken into account in determining whether there has been or will be a “Company Material Adverse Effect”).

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“Company Owned Intellectual Property” has the meaning set forth in Section 4.16(b).

“Company Organizational Documents” means the Organizational Documents of the Company.

“Company Owned Intellectual Property” has the meaning set forth in Section 4.16(b).

“Company Permits” has the meaning set forth in Section 4.10(b).

“Company Preferred Consideration Certificate” has the meaning set forth in Section 2.2(a)(ii).

“Company Preferred Stock” means, collectively, the Company Series A-1 Preferred Stock and the Company Series A-2 Preferred Stock.

“Company Requisite Approval” has the meaning set forth in Section 4.2.

“Company Series A-1 Preferred Stock” means the shares of the Company’s Series A-1 Preferred Stock, par value $0.01 per share.

“Company Series A-2 Preferred Stock” means the shares of the Company’s Series A-2 Preferred Stock, par value $0.01 per share.

“Company Stock” means, collectively, the Company Common Stock and the Company Preferred Stock.

“Company Stock Certificate” means certificates of Company Stock that were outstanding immediately prior to the Effective Time.

“Company Stockholder” means the holder of either a share of Company Common Stock or a share of Company Preferred Stock.

“Company Transaction Expense Certificate” has the meaning set forth in Section 2.2(a)(i).

“Contract” means any written contract, agreement, arrangement (excluding any regulatory tariff), note, bond, mortgage, lease, sublease, license or other agreement legally binding on a Party hereto or a Subsidiary thereof.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related health condition or related or associated epidemics, pandemic or disease outbreaks.

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“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, face covering, personal protective equipment, social distancing, delay, shut down (including, the shutdown of air cargo routes, shut down of supply chains or certain business activities), closure, sequester, safety or similar Law, directive, guidelines or recommendations promulgated by any Governmental Authority, including with respect to the United States, the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the CARES Act Families First Act and any future Law, directive, guidelines or recommendations enacted or promulgated by any Governmental Authority, in each case, in connection with or in response to COVID-19.

“COVID-19 Response” means any (i) deviation from the Ordinary Course of Business or (ii) actions, inactions, activities or conduct of the Company or any of its Subsidiaries (whether or not in the Ordinary Course of Business), in each case, reasonably necessary (in the Company’s or applicable Subsidiary’s reasonable discretion), to mitigate, remedy, respond to or otherwise address the effects or impact of COVID-19, including (a) suspending some or all operations of or related to their respective businesses and related activities and (b) implementing or responding to any COVID-19 Measures so long as, in each case, such actions or omissions are reasonably designed to protect the health or welfare of any Person.

“Debt Financing” means a debt financing on terms determined by the Company in good faith in an amount not to exceed (a) the amount necessary to refinance the Indebtedness outstanding under the Existing Credit Agreements and pay any unpaid accrued interest, penalties and premiums (including tender premiums) thereon plus the amount of any reasonable and customary fees, commissions and expenses (including upfront fees, original issue discount or yield payments) incurred in connection with the Debt Financing plus (b) the amount of a revolving credit facility determined by the Company in good faith.

“DGCL” has the meaning set forth in the Recitals.

“Disclosing Party” has the meaning set forth in Section 6.6.

“Disclosure Schedules” means the Disclosure Schedules delivered by the Company and Acquiror concurrently with the execution and delivery of this Agreement.

“Dissenting Shares” has the meaning set forth in Section 1.7(a).

“Earn Out Period” means the time period between the Closing and the ten-year anniversary of the Closing Date.

“Earn Out Shares” has the meaning set forth in Section 3.1(a).

“Effective Time” has the meaning set forth in Section 2.3(e).

“Employment Agreement” has the meaning set forth in the Recitals.

“Environmental Laws” means any Law relating to the protection of the environment or natural resources, or the protection of human health and safety from the presence of Hazardous Materials, including Laws relating to: (i) the exposure to, or releases or threatened releases of, Hazardous Materials; (ii) the generation, processing, distribution, use, treatment, containment, disposal, storage, transport or handling of Hazardous Materials; or (iii) recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials.

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“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any entity (whether or not incorporated) which together with the Company would be treated as a “single employer” under Section 414(b), (c), (m), or (o) of the Code.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exchange Agent” has the meaning set forth in Section 1.8(a).

“Exchange Fund” has the meaning set forth in Section 1.8(a).

“Excluded Share” has the meaning set forth in Section 1.5(a).

“Existing Credit Agreements” means (a) the First Lien Credit Agreement, dated as of May 10, 2016, by and among, inter alios, Wilco Purchaser, Inc., as borrower, the lenders from time to time party thereto and Barclays Bank PLC, as administrative agent, and (b) the Second Lien Credit Agreement, dated as of May 10, 2016, by and among, inter alios, Wilco Purchaser, Inc., as borrower, the lenders from time to time party thereto and Wilmington Trust, National Association, as administrative agent, in each case, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Families First Act” means the Families First Coronavirus Response Act, as signed into law by the President of the United States on March 18, 2020.

“Federal Health Care Program” means any “federal health care program” as defined in 42 U.S.C. §1320a-7b(f), including Medicare, state Medicaid programs, state CHIP programs, TRICARE, federal employee health benefit programs, and similar or successor programs with or for the benefit of any Governmental Authority.

“Federal Securities Laws” means the Exchange Act, the Securities Act and the rules and regulations promulgated thereunder.

“Financial Statements” has the meaning set forth in Section 4.7(b).

“Fraud” means a claim for Delaware common law fraud in the making of a representation brought in respect of a representation made in ARTICLE IV or ARTICLE V of this Agreement; provided, that at the time such representation was made (i) such representation was false or inaccurate, (ii) the Party making such representation had actual knowledge of the falsity or inaccuracy of such representation, (iii) such Party had the intent to deceive another Party hereto or to induce such other Party to act or refrain from acting, and (iv) the other Party acted in reliance on such false or inaccurate representation and suffered monetary loss as a result. For the avoidance of doubt, “Fraud” does not include any claim for equitable fraud, promissory fraud, unfair dealings fraud, or any torts (including a claim for fraud) based on negligence or recklessness.

“Fully Diluted Basis” means the number of shares of Acquiror Common Stock issued and outstanding at the Closing on a fully diluted basis, including any shares reserved for issuance under the Private Placement Warrants, the Public Warrants and the Incentive Plan.

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“GAAP” means United States generally accepted accounting principles, as in effect on the date of this Agreement.

“Governmental Authority” means any federal, state, provincial, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, arbitrator, court or tribunal of (a) the United States or (b) any state, commonwealth, province, territory or possession of the United States and any political subdivision thereof (including counties and municipalities).

“Governmental Order” means any ruling, order, judgment, injunction, edict, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority.

“GSA” has the meaning set forth in Section 4.17(h).

“Hazardous Materials” means: (a) any material, substance, chemical, or waste (or combination thereof) that (i) is listed, defined, designated, regulated or classified as hazardous, toxic, radioactive, dangerous, a pollutant, a contaminant, or words of similar meaning or effect under any Law relating to pollution, waste, or the environment or (ii) can form the basis of liability under any Environmental Law; and (b) any petroleum, petroleum products, oil, per- and polyfluoroalkyl substances (including PFAs, PFOA, PFOS, Gen X, and PFBs), polychlorinated biphenyls (PCBs), asbestos and asbestos-containing materials.

“Healthcare Laws” means all applicable Laws and Governmental Orders relating to health care providers and facilities, participation in Federal Health Care Programs, the practice of physical therapy, or otherwise relating to the regulation, provision or administration of, or payment for, healthcare products or services, including (i) all Laws related to the billing or submission of claims, reimbursement or fraud and abuse, including the federal Anti-Kickback Statute (42 U.S.C. §1320a-7b(b)), the federal Physician Self-Referral Prohibition (commonly referred to as the “Stark Law”) (42 U.S.C. §1395nn), the Program Fraud Civil Remedies Act (31 U.S.C. §§ 3801-3812), the federal False Claims Act (31 U.S.C. §3729 et seq.), Sections 1320a-7 and 1320a-7a of Title 42 of the United States Code, the regulations promulgated pursuant to each of the foregoing statutes, and all applicable counterpart state Laws to any of the foregoing; (ii) Medicare (Title XVIII of the Social Security Act), as amended and the regulations promulgated thereunder, including all conditions of participation; (iii) Medicaid (Title XIX of the Social Security Act), as amended and the regulations promulgated thereunder, including all conditions of participation; (iv) TRICARE (10 U.S.C. Section 1071 et seq.), as amended and the regulations promulgated thereunder; (v) the Patient Protection and Affordable Care Act (Pub. L. 111-148), as amended by the Health Care and Education Reconciliation Act of 2010 (Pub. L. 111-152), and the regulations promulgated pursuant to each of the foregoing; (vi) quality, safety and medical necessity Laws relating to the regulation, provision or administration of, or payment for, healthcare products or services; (vii) workers compensation Laws; (viii) Laws relating to the regulation of the corporate practice of physical therapy; and (ix) licensure, permit or authorization Laws relating to the regulation, provision or administration of, or payment for, healthcare products or services, including physical therapy Laws, home health Laws and durable medical equipment and home medical equipment Laws. Healthcare Laws do not include any Information Privacy and Security Laws.

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“HIPAA” means the Health Insurance Portability and Accountability Act of 1996 (Pub. L. No. 104 191), as amended by the Health Information Technology for Economic and Clinical Health Act of 2009 (Pub. L. No. 111-5, 123 Stat. 226), and its implementing regulations (including the Standards for Electronic Transaction and Code Set, the Standards for Privacy of Individually Identifiable Health Information, the Security Standards for the Protection of Electronic Protected Health Information, and Breach Notification for Unsecured Protected Health Information Rules promulgated thereunder).

“HIPAA Policies and Procedures” has the meaning set forth in Section 4.17(i).

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

“Incentive Plan” means an equity incentive plan mutually agreeable to the Company and Acquiror.

“Incentive Plan Proposal” has the meaning set forth in Section 6.4(b).

“Indebtedness” means with respect to any Person, any of the following: (a) all obligations for borrowed money and all obligations evidenced by notes, bonds, debentures or other similar instruments, and, in each case, including any interest accrued thereon; (b) all obligations as lessee under capitalized leases; (c) all obligations to pay the deferred purchase price of assets, property or services, except trade accounts payable and other current liabilities arising in the Ordinary Course of Business, including “earnout” payments and “seller notes”; (d) all obligations created or arising under any conditional sale or other title retention agreement with respect to acquired property; (e) all obligations, contingent or otherwise, under bankers’ acceptances, letters of credit or similar facilities only to the extent drawn as of the date in question; (f) all obligations under any interest rate, currency or similar hedging agreement or other derivative agreement; (g) all unpaid prepayment or similar penalties, premiums, costs, fees, expenses, indemnity and other amounts that arise as a result of the prepayment or discharge of obligations of the kind referred to in clauses “(a)” through “(g)” of this definition or other similar amounts; and (h) all guarantees of such Person with respect to any of the foregoing. For the avoidance of doubt, Indebtedness shall not include (i) trade payables, (ii) any obligations under any performance bond or letter of credit to the extent undrawn, (iii) any intercompany Indebtedness, (iv) any deferred revenue or (v) all liabilities under any agreement between the Company and any of its Subsidiaries, on the one hand, and Acquiror, on the other hand.

“Individualized Agreements” has the meaning set forth in Section 4.13(a).

“Information Privacy and Security Laws” means all applicable Laws that govern the collection, use, storage, sharing, transfer, disclosure and security of Personal Information, including, without limitation, HIPAA and other medical record and patient privacy and security Laws.

“Intellectual Property” all worldwide rights, title and interests associated with or arising out of any intellectual property including: (a) patents and patent applications, together with all reissuances, divisionals, continuations, continuations-in-part, revisions, renewals, extensions and re-examinations thereof; (b) all trademarks, service marks, logos, trade names, brand names,

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corporate names, Internet domain names and all other identifiers indicating the business or source of goods or services (whether registered, arising under common law or statutory law, or otherwise), and all registrations and applications to register, and renewals of, the foregoing anywhere in the world, and all goodwill associated with any of the foregoing; (c) all trade secrets and rights in confidential or proprietary information; (d) all copyrights and copyrightable works, and all database and design rights, whether or not registered or published, copyright registrations and applications therefor and corresponding rights in works of authorship; and (e) any and all similar, corresponding, or equivalent intellectual property rights anywhere in the world.

“Intended Tax Treatment” has the meaning set forth in the Recitals.

“Interim Financial Statements” has the meaning set forth in Section 4.7(b).

“Intervening Event” means an event, fact, development, circumstance or occurrence that materially and adversely affects the business, assets or operations of the Company and its Subsidiaries, taken as a whole, that is consequential to the Company’s earning power over a long-term duration, and, in each case, that was not known and was not reasonably foreseeable to the Acquiror or the Acquiror Board as of the date hereof (or the consequences of which were not reasonably foreseeable to the Acquiror Board as of the date hereof), and that becomes known to the Acquiror Board after the date of this Agreement, but specifically excluding, in each case, (x) any event, fact, development, circumstance or occurrence that relates to or is reasonably likely to give rise to or result in any offer, inquiry, proposal or indication of interest, written or oral relating to any Alternative Business Combination, (y) general economic conditions, changes in capital markets or any declines or improvements in financial markets and (z) any event, fact, development, circumstance or occurrence arising from, or related to epidemics, disease outbreaks or pandemics (including, for the avoidance of doubt, any event, fact, development, circumstance or occurrence arising from or related to COVID-19 or any COVID-19 Measures).

“Intervening Event Notice” has the meaning set forth in Section 6.4(c).

“Intervening Event Notice Period” has the meaning set forth in Section 6.4(c).

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Issuance Proposal” has the meaning set forth in Section 6.4(b).

“Key Employees” means Labeed Diab and Joseph Jordan.

“Knowledge of Acquiror” or similar phrases, means the actual knowledge of each of Drew McKnight, Micah Kaplan, Dan Bass and Alex Gillette.

“Knowledge of the Company,” or similar phrases, means the actual knowledge of each of Labeed Diab, Joseph Jordan, Diana Chafey, Erik Kantz, Jaime Lewis, Joanne Fong and Brent Rhodes.

“Law” means any common law, statutes, constitution, treaty, resolutions, rules, codes, regulations, ordinances, restrictions or Governmental Orders of, or issued by, a Governmental Authority.

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“Lease” has the meaning set forth in Section 4.12(b).

“Leased Real Property” has the meaning set forth in Section 4.12(b).

“Letter of Transmittal” has the meaning set forth in Section 1.8(b).

“Lien” means any mortgage, pledge, hypothecation, deed of trust, lease, sublease, restriction, easement, security interest, charge, claim, license, option, conditional sale or other title retention agreement, lien or other encumbrance or right of any third party, or any agreement to create any of the foregoing.

“Made Available.” A document or other item of information shall be deemed to have been “Made Available” only if (a) such document or other item of information was included in the Intralinks virtual data room established by the Company in connection with the contemplated Transactions at least one Business Day prior to the date hereof and remained available to Acquiror through the Closing, and (b) Acquiror’s Representatives had access to such document or other item prior to such time, subject to any applicable “clean room” and similar restrictions.

“Material Contracts” has the meaning set forth in Section 4.11(a).

“Material Payor” has the meaning set forth in Section 4.18(a).

“Maximum Amount” has the meaning set forth in Section 6.11(b).

“Merger Proposal” has the meaning set forth in Section 6.4(b).

“Material Supplier” has the meaning set forth in Section 4.18(b).

“Merger” has the meaning set forth in the Recitals.

“Merger Sub” has the meaning set forth in the Preamble.

“Merger Sub Board” means the board of directors of Merger Sub.

“Merger Sub Common Stock” has the meaning set forth in Section 5.5(b).

“Minimum Cash Balance” means an amount equal to $472,500,000.

“Nondisclosure Agreement” means that certain Nondisclosure Agreement, dated as of December 13, 2020, by and between ATI Holdings Acquisition, Inc. and Acquiror.

“Non-Party Affiliates” has the meaning set forth in Section 9.15.

“Notice” has the meaning set forth in Section 9.4.

“OFAC” has the meaning set forth in Section 4.17(h).

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“Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice of the Company, the Company’s Subsidiaries, or the Business, as applicable.

“Organizational Documents” means: (a) in the case of a Person that is a corporation or a company, its articles or certificate of incorporation and its bylaws, memorandum of association, articles of association, regulations or similar governing instruments required by the Laws of its jurisdiction of formation or organization; (b) in the case of a Person that is a partnership, its articles or certificate of partnership, formation or association, and its partnership agreement (in each case, limited, limited liability, general or otherwise); (c) in the case of a Person that is a limited liability company, its articles or certificate of formation or organization, and its limited liability company agreement or operating agreement; and (d) in the case of a Person that is none of a corporation, partnership (limited, limited liability, general or otherwise), limited liability company or natural Person, its governing instruments as required or contemplated by the Laws of its jurisdiction of organization, and in each case, as in effect as of the date hereof.

“Outside Date” has the meaning set forth in Section 8.1(b).

“Party” means, individually, each of Acquiror, Merger Sub and the Company. Acquiror, Merger Sub and the Company are referred herein collectively as the “Parties.”

“Payor” means any insurer, health maintenance organization, health care benefit plan, third party administrator, employer, union, trust, governmental program (including any Federal Health Care Program), preferred provider organization, managed care program, or other consumer or customer of health care services that has authorized the Company or any of its Subsidiaries as a provider or supplier of health care services to its members, beneficiaries, participants or the like thereof, or to whom the Company or any of its Subsidiaries has submitted a claim for, or received reimbursement for, health care products or services.

“PCAOB” means the United States Public Company Accounting Oversight Board.

“Per Share Common Stock Consideration” means the Aggregate Common Stock Consideration divided by the number of shares of Company Common Stock outstanding immediately prior to the Effective Time.

“Per Share Consideration” has the meaning set forth in Section 1.5(b).

“Per Share Preferred Cash Consideration” means the Aggregate Preferred Cash Consideration divided by the number of shares of Company Preferred Stock outstanding immediately prior to the Effective Time.

“Per Share Preferred Consideration” means, collectively, the Per Share Preferred Cash Consideration and the Per Share Preferred Stock Consideration.

“Per Share Preferred Stock Consideration” means the Aggregate Preferred Stock Consideration Amount divided by the number of shares of Company Preferred Stock outstanding immediately prior to the Effective Time.

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“Permits” means all permits, licenses, franchises, accreditations, classifications, grants, exceptions, certificates of authority, authorizations, approvals, registrations and other similar documents and authorizations issued by or obtained from a Governmental Authority.

“Permitted Company Acquisition” means any acquisition by the Company of any corporation, partnership, association, joint venture or other business organization or division thereof or Person (i) by merger or consolidation with such Person or (ii) by the purchase of substantially all of the assets of such Person, in each case so long as such acquisition(s) do not, individually or in the aggregate, exceed $15,000,000.

“Permitted Liens” means (a) warehousemen’s, mechanic’s, materialmen’s, carriers’, repairers’, builders’, suppliers’, construction and other Liens arising or incurred in the Ordinary Course of Business for amounts that are not yet delinquent or are being contested in good faith, (b) Liens for Taxes, assessments, utilities or other governmental charges not yet delinquent and payable as of the Closing Date or which are being contested in good faith, (c) encumbrances and restrictions on real property (including easements, covenants, conditions, rights of way, servitudes, restrictive covenants, reciprocal agreements, cost-sharing agreements and similar restrictions affecting title to the real property and other title defects) to the extent that such encumbrance or restriction does not affect the operations of the Company or materially impair the value of the property affected thereby, (d) Liens securing the obligations of the Company and the Company Subsidiaries under any existing credit or other finance agreement to the extent permitted or not restricted under the terms of this Agreement (including any Existing Credit Agreement), (e) Liens securing any Indebtedness to the extent permitted under the terms of this Agreement, (f) Liens granted to any lender at the Closing in connection with any financing by Acquiror of the Transactions, (g) zoning, building codes and other land use Laws, by-laws, regulations and ordinances regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Authority having jurisdiction over such real property; provided that neither the operations of the Company and its Subsidiaries taken as a whole nor the value of the Company’s property affected is materially adversely affected thereby, (h) any right, interest, Lien or title of a lessor or sublessor under any lease or other similar agreement or in the property being leased, (i) development agreements, subdivision agreements, site plan control agreements, servicing agreements and other similar agreements with any Governmental Authority or utility company affecting the development, servicing use or operation of any real property and any Liens in respect of security given to any Governmental Authority or utility company in connection therewith; provided that neither the operations of the Company and its Subsidiaries taken as a whole nor the value of the Company’s property affected is materially adversely affected thereby, (j) non-exclusive licenses of Intellectual Property entered in the Ordinary Course of Business, (k) purchase money Liens and Liens securing rental payments under capital lease arrangements, (l) restrictions in joint venture agreements on the applicable joint venture granting Liens on its assets or the equity interests of such joint venture, (m) Liens incurred or pledges or deposits made in the Ordinary Course of Business in connection with worker’s compensation, unemployment insurance or other forms of governmental insurance or benefit, and (n) such other Liens which arise in the Ordinary Course of Business that are not material in amount and/or do not materially impair the value or the continued use and operation of the property affected thereby.

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“Person” means any individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including, without limitation, a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

“Personal Information” means, in addition to any definition for any similar term (e.g., “personal data” or “personally identifiable information” or “protected health information”) provided by applicable Law, all information that identifies an individual person.

“PIPE Investment” has the meaning set forth in the Recitals.

“PIPE Investment Amount” has the meaning set forth in the Recitals.

“PIPE Investors” has the meaning set forth in Section 5.9(b).

“Policies” has the meaning set forth in Section 4.20.

“Pre-Closing Period” has the meaning set forth in Section 6.1.

“Preferred Stock Adjusted Base” equals the Closing Cash Liquidation Amount less the Aggregate Preferred Cash Consideration.

“Private Placement Warrants” has the meaning set forth in Section 5.5(a).

“Proxy Clearance Date” has the meaning set forth in Section 6.3(c).

“Proxy Statement” has the meaning set forth in Section 6.3(a).

“Public Warrants” has the meaning set forth in Section 5.5(a).

“Redemption Amount” means any amounts paid to Acquiror Common Stockholders in connection with the Acquiror Stock Redemption.

“Reference Time” means 5:00 p.m. Eastern Time on the date that is two Business Days immediately prior to the Closing Date.

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Representatives” means, with respect to any Person, such Person’s Affiliates and its and their respective directors, officers, employees, managers, members, stockholders, partners, incorporators, trustees, counsel, financial advisors, auditors and other agents or authorized representatives acting on the behalf of such Person.

“Sanctioned Jurisdiction” means, at any time, a country, region or territory which is itself the subject of comprehensive Sanctions (as of the date hereof, Cuba, Iran, North Korea, Syria, and the Crimea Region).

“Sanctioned Person” shall mean (a) any Person named on any Sanctions-related list maintained by the government of the United States, including the OFAC or the U.S. Department of State, (b) any Person organized or resident in a Sanctioned Jurisdiction or (c) any Person owned fifty percent or more or controlled by any such Person or Persons described in the preceding clauses “(a)” or “(b).”

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“Sanctions” shall mean economic or financial sanctions or trade embargoes administered or enforced from time to time by the United States government (including OFAC and the U.S. Department of State).

“Sarbanes-Oxley Act” has the meaning set forth in Section 5.18.

“SEC” the United States Securities and Exchange Commission.

“SEC Reports” has the meaning set forth in Section 5.6(a).

“Securities Act” means the United States Securities Act of 1933, as amended.

“Securities Liens” means Liens arising out of, under or in connection with (a) applicable Federal Securities Laws and, state and local securities Laws and (b) restrictions on transfer, hypothecation or similar actions contained in any Organizational Documents.

“Skadden” has the meaning set forth in Section 9.16(b).

“Skadden Privileged Communications” has the meaning set forth in Section 9.16(b).

“Skadden Waiving Parties” has the meaning set forth in Section 9.16(b).

“Skadden WP Group” has the meaning set forth in Section 9.16(b).

“Special Meeting” has the meaning set forth in Section 6.4(a).

“Sponsor” means Fortress Acquisition Sponsor II LLC.

“Sponsor Letter Agreement” has the meaning set forth in the Recitals.

“Stock Exchange” means the New York Stock Exchange.

“Stock Exchange Notice” has the meaning set forth in Section 6.17(a).

“Stockholders Agreement” has the meaning set forth in the Recitals.

“Subscription Agreements” has the meaning set forth in the Recitals.

“Subsidiary” means, with respect to a Person, any corporation or other organization (including a limited liability company or a partnership), whether incorporated or unincorporated, of which such Person directly or indirectly owns or controls a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization or any organization of which such Person or any of its Subsidiaries is, directly or indirectly, a general partner or managing member.

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“Surviving Company” has the meaning set forth in the Recitals.

“Surviving Provisions” has the meaning set forth in Section 8.2.

“Tax” or “Taxes” means any federal, state, provincial, territorial, local, foreign and other net income, alternative or add-on minimum, franchise, gross income, adjusted gross income or gross receipts, employment, unemployment, compensation, social security (or similar), withholding, payroll, ad valorem, transfer, windfall profits, excise, severance, stamp, occupation, premium, personal property, real property, capital stock, registration, value added, capital gains, goods and services, sales, use, or other tax, charge, duty, fee, levy or other governmental charge in the nature of a tax, however denominated, together with any interest, penalty or any other additional amount imposed with respect thereto by (or otherwise payable to) a Governmental Authority.

“Tax Returns” means any return, report, declaration, report, claim for refund, election, disclosure, statement, estimate, information return or other document (including schedules, attachments or any related or supporting information and any amendments thereof) filed or required to be filed with any Governmental Authority in connection with or related to the determination, assessment or collection of any Tax or the administration of any Laws or administrative requirements relating to any Tax.

“Tax Sharing Agreement” means any Tax allocation, Tax sharing, Tax indemnification agreement or any other agreement or arrangement (including any provision of a Contract) pursuant to which any Person is or may be obligated to indemnify any Person for, or otherwise pay, any Tax of or imposed on another Person, or pay over to, any other Person any amount determined by reference to actual or deemed Tax benefits, Tax assets, or Tax savings.

“Terminating Company Breach” has the meaning set forth in Section 8.1(d).

“Terminating Acquiror Breach” has the meaning set forth in Section 8.1(e).

“Third Party Payor Program” means all third party Payor programs (including Medicare, Medicaid, TRICARE, workers compensation, or any other federal or state health care programs, as well as Blue Cross and/or Blue Shield, managed care plans, or any other private insurance program).

“Transaction Expenses” means the fees, costs and expenses incurred, accrued, paid or payable by Acquiror, Merger Sub, the Company or any of the Company’s Subsidiaries, as the case may be, in connection with the Transactions, including any financing fees, legal, accounting, financial advisory, investment banking, underwriting (including deferred underwriting fees) and other advisory, transaction or consulting fees, costs and expenses.

“Transaction Proposals” has the meaning set forth in Section 6.4(b).

“Transactions” has the meaning set forth in the Recitals.

“Treasury Regulations” means the regulations promulgated under the Code.

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“Triggering Event I” means the date on which the Common Share Price is greater than $12.00 after the Closing Date, but within the Earn Out Period.

“Triggering Event II” means the date on which the Common Share Price is greater than $14.00 after the Closing Date, but within the Earn Out Period.

“Triggering Event III” means the date on which the Common Share Price is greater than $16.00 after the Closing Date, but within the Earn Out Period.

“Triggering Event” means, collectively, Triggering Event I, Triggering Event II, and Triggering Event III.

“Trust Account” has the meaning set forth in Section 5.9(a).

“Trust Account Claims” has the meaning set forth in Section 6.12(b).

“Trust Agreement” has the meaning set forth in Section 5.9(a).

“Trustee” has the meaning set forth in Section 5.9(a).

“Updated Financial Statements” has the meaning set forth in Section 6.3(b).

“Updated Quarterly Financial Statements” has the meaning set forth in Section 6.3(b).

“Weil” has the meaning set forth in Section 9.16(a).

“Weil Privileged Communications” has the meaning set forth in Section 9.16(a).

“Weil Waiving Parties” has the meaning set forth in Section 9.16(a).

“Weil WP Group” has the meaning set forth in Section 9.16(a).

“Year-End Financial Statements” has the meaning set forth in Section 4.7(a).

Section 10.2 Construction. The Parties have jointly participated in the negotiation and drafting of this Agreement. In the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumptions or burdens of proof shall arise favoring any Party by virtue of the authorship of any of the provisions of this Agreement. The section headings contained in this Agreement are inserted for convenience or reference only and shall not affect in any way the meaning or interpretation of this Agreement. Further, in this Agreement:

(a) References to particular sections and subsections, schedules, and exhibits not otherwise specified are cross-references to sections and subsections, schedules, and exhibits of this Agreement.

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(b) The words “herein,” “hereof,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement.

(c) Any use of the singular or plural, or the masculine, feminine, or neuter gender, includes the others, unless the context otherwise requires; “including” means “including without limitation;” “or” means “and/or;” “any” means “any one, more than one, or all.”

(d) Unless otherwise specified, any reference to any reference to a statute or other Law includes any rule, regulation, ordinance, or the like promulgated thereunder, in each case, as amended, restated, supplemented, or otherwise modified from time to time.

(e) Any reference to a numbered schedule means the same-numbered section of the Disclosure Schedules. Any reference in a schedule contained in the Disclosure Schedules shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) the applicable representations and warranties (or applicable covenants) that are contained in the section or subsection of this Agreement that corresponds to such schedule and any other representations and warranties (or applicable covenants) contained in this Agreement to which the relevance of such item thereto is reasonably apparent. The mere inclusion of an item in a schedule as an exception to (or, as applicable, a disclosure for purposes of) a representation or warranty (or applicable covenants) shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item would reasonably be expected to have a Company Material Adverse Effect or establish any standard of materiality to define further the meaning of such terms for purposes of this Agreement. Any capitalized terms used in any Disclosure Schedule or Exhibit attached hereto and not otherwise defined therein shall have the meanings set forth in this Agreement (or, in the absence of any ascribed meaning, the meaning customarily ascribed to any such term in the applicable industry or in general commercial usage).

(f) If any action is required to be taken or notice is required to be given within a specified number of days following a specific date or event, the day of such date or event is not counted in determining the last day for such action or notice. If any action is required to be taken or notice is required to be given on or before a particular day which is not a Business Day, such action or notice shall be considered timely if it is taken or given on or before the next Business Day.

(g) References to “$” or Dollars means United States Dollars.

(h) Captions are not a part of this Agreement, but are included for convenience, only.

(i) Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

[Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have each executed and delivered this Agreement as of the day and year first above written.

FORTRESS VALUE ACQUISITION CORP. II

By:	/s/ Andrew A. McKnight
Name: Andrew A. McKnight
Title: Chief Executive Officer

FVAC MERGER CORP. II

By:	/s/ Andrew A. McKnight
Name: Andrew A. McKnight
Title: Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

WILCO HOLDCO, INC.

By:	/s/ Labeed Diab
Name: Labeed Diab
Title: Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Exhibit 10.1

EXECUTION VERSION

FORM OF SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this 21st day of February, 2021, by and between Fortress Value Acquisition Corp. II, a Delaware corporation (the “Company”), and the undersigned (“Subscriber” or “you”). Defined terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Transaction Agreement (as defined below).

WHEREAS, the Company and the other parties named therein are, substantially concurrently with the execution of this Subscription Agreement, entering into that certain Agreement and Plan of Merger, dated as of February 21, 2021 (the “Transaction Agreement”), pursuant to which the Company will acquire Wilco Holdco, Inc., a Delaware corporation (the “Target”), on the terms and subject to the conditions set forth therein (the “Transaction”);

WHEREAS, in connection with the Transaction, Subscriber desires to subscribe for and purchase from the Company that number of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), set forth on the signature page hereto (the “Shares”) for a purchase price of $10.00 per share (the “Per Share Price”), or the aggregate purchase price set forth on the signature page hereto (the “Purchase Price”), and the Company desires to issue and sell to Subscriber the Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company on or prior to the Closing (as defined below); and

WHEREAS, in connection with the Transaction, certain other institutional “accredited investors” (within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”)) have entered into separate subscription agreements (each such other accredited investor, an “Other Subscriber” and each such separate subscription agreement, an “Other Subscription Agreement”) with the Company, pursuant to which such investors have, together with the Subscriber pursuant to this Subscription Agreement, agreed to purchase an aggregate of 30,000,000 shares of Common Stock at the Per Share Price.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription. Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for and purchase, and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Shares (such subscription and issuance, the “Subscription”).

2. Representations, Warranties and Agreements.

2.1 Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Shares to Subscriber, Subscriber hereby represents and warrants to the Company and the Placement Agents (as defined herein) and agrees with the Company and the Placement Agents as follows:

2.1.1 If Subscriber is not an individual, Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement. If Subscriber is an individual, Subscriber has the authority to enter into, deliver and perform its obligations under this Subscription Agreement.

2.1.2 If Subscriber is not an individual, this Subscription Agreement has been duly authorized, executed and delivered by Subscriber. If Subscriber is an individual, the signature on this Subscription Agreement is genuine, and Subscriber has legal competence and capacity to execute the same. Assuming that this Subscription Agreement constitutes the valid and binding agreement of the Company, this Subscription Agreement is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.1.3 The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the Subscriber’s ability or legal authority of the Subscriber to timely comply in all material respects with the terms of this Subscription Agreement (a “Subscriber Material Adverse Effect”); (ii) if Subscriber is not an individual, result in any violation of the provisions of the organizational documents of Subscriber or any of its subsidiaries; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect.

2.1.4 Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule A. (ii) is acquiring the Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is an “accredited investor” and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or any other securities laws of the United States or any other jurisdiction (and shall provide the requested information on Schedule A following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Shares. Subscriber understands and acknowledges that the purchase of the Shares pursuant to this Subscription Agreement meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J).

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2.1.5 Subscriber understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act or any other securities laws of the United States or any other jurisdiction. Subscriber understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act with respect to the Shares or where an applicable exemption from the registration requirements of the Securities Act is available, and that any certificates or book entries representing the Shares shall contain a legend to such effect. Subscriber acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

2.1.6 Subscriber understands and agrees that Subscriber is purchasing the Shares directly from the Company. Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by the Company or any of its officers, directors or representatives, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

2.1.7 Subscriber represents and warrants that (i) it is not a Benefit Plan Investor as contemplated by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or (ii) its acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

2.1.8 In making its decision to purchase the Shares, Subscriber represents that it has relied solely upon independent investigation made by Subscriber and the Company’s representations in Section 2.2. The Subscriber acknowledges and agrees that the Subscriber has received and has had an adequate opportunity to review, such financial and other information as the Subscriber deems necessary in order to make an investment decision with respect to the Shares and made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to the Subscriber’s investment in the Shares. Without limiting the generality of the foregoing, the Subscriber acknowledges that it has had an adequate opportunity to review the documents provided to the Subscriber by or on behalf of the Company. The Subscriber represents and agrees that the Subscriber and the Subscriber’s professional advisor(s), if any, have had the opportunity to ask such questions, receive such answers and obtain such information as the Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. The Subscriber acknowledges that no disclosure or any information received by the Subscriber has been prepared by any of Barclays Capital Inc., Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and/or BofA Securities, Inc. (collectively, the “Placement Agents”) and that the Placement Agents and their respective directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company, the Target or the Shares or the accuracy, completeness or adequacy of any information supplied to the Subscriber by the Company. The

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Subscriber acknowledges that it has not relied on any statements or other information provided by the Placement Agents or any of the Placement Agents’ affiliates with respect to its decision to invest in the Shares, including information related to the Company, the Shares and the offer and sale of the Shares. The information provided to the Subscriber is preliminary and subject to change, and any changes to such information, including, without limitation, any changes based on updated information or changes in terms of the Transaction, shall in no way affect the Subscriber’s obligation to purchase the Shares hereunder, except as otherwise set forth in this Subscription Agreement.

2.1.9 Subscriber became aware of this offering of the Shares solely by means of direct contact from the Placement Agents or directly from the Company as a result of a pre-existing, substantial relationship with the Company, and the Shares were offered to Subscriber solely by direct contact between Subscriber and any of the Placement Agents or the Company. Subscriber did not become aware of this offering of the Shares, nor were the Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Placement Agents have not acted as its financial advisor or fiduciary. Subscriber acknowledges that the Company represents and warrants that the Shares were not offered by any form of advertising, or, to the Subscriber’s knowledge, general solicitation (within the meaning of Regulation D).

2.1.10 Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in the forms, reports, registration statements and other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) prior to the date of this Subscription Agreement. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber understands and acknowledges that the purchase and sale of the Shares hereunder meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

2.1.11 Alone, or together with any professional advisor(s), Subscriber represents and acknowledges that Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares, has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company. Subscriber further acknowledges specifically that a possibility of total loss of investment exists and that it is able to fend for itself in the transactions contemplated herein.

2.1.12 Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.

2.1.13 Subscriber represents and warrants that Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC

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List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required by applicable law and regulation, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. Subscriber further represents and warrants that, to the extent required by applicable law and regulation, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Shares were legally derived.

2.1.14 Subscriber has, and at the Closing, will have sufficient funds to pay the Purchase Price pursuant to Section 3.1.

2.1.15 Without limitation of the foregoing, the Subscriber hereby further acknowledges and agrees that (i) the Placement Agent is acting solely as placement agent in connection with the transactions contemplated hereby and is not acting as an underwriter, initial purchaser, dealer or in any other such capacity and is not and shall not be construed as a fiduciary for the Subscriber, the Company or any other person or entity in connection with the transactions contemplated hereby, (ii) the Placement Agent has not made and will not make any representation or warranty, whether express or implied, of any kind or character and have not provided any advice or recommendation in connection with the transactions contemplated hereby, and (iii) the Placement Agent will have no responsibility with respect to (A) any representations, warranties or agreements made by any person or entity under or in connection with the transactions contemplated hereby or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) of any thereof, or (B) the financial condition, business, or any other matter concerning the Company or the transactions contemplated hereby. The Subscriber will not look to the Placement Agents for all or part of any such loss or losses the Subscriber may suffer and is able to sustain a complete loss on its investment in the Shares. The Subscriber (for itself and for each account for which the Subscriber is acquiring the Shares) acknowledges that such Subscriber is aware that Citigroup Global Markets Inc. and Barclays Capital Inc. are acting as the Company’s Placement Agents in connection with this Subscription Agreement and are also acting as financial advisors to the Target in connection with the Transaction.

2.1.16 Subscriber has no binding arrangement in place to sell, transfer or otherwise dispose of any of the Shares.

2.2 Company’s Representations, Warranties and Agreements. To induce Subscriber to purchase the Shares, the Company hereby represents and warrants to Subscriber and the Placement Agents and agrees with Subscriber and the Placement Agents as follows:

2.2.1 The Company has been duly incorporated and is validly existing as a corporation in good standing under the Delaware General Corporation Law (the “DGCL”), with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

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2.2.2 The Shares have been duly authorized and, when issued and delivered to Subscriber against full payment for the Shares in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and the Shares will not have been authorized in violation of or subject to any preemptive or similar rights created under the Company’s amended and restated certificate of incorporation or under the DGCL.

2.2.3 This Subscription Agreement, the Other Subscription Agreements and the Transaction Agreement have been duly authorized, executed and delivered by the Company and are enforceable against it in accordance with their terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.2.4 The execution, delivery and performance of this Subscription Agreement (including compliance by the Company with all of the provisions hereof), the issuance and sale of the Shares and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the certain other transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute (i) a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company and its subsidiaries, if any, or on the validity of the Shares or the ability or legal authority of the Company to timely comply in all material respects with the terms of this Subscription Agreement (a “Material Adverse Effect”); (ii) result in any violation of the provisions of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would reasonably be expected to have a Material Adverse Effect.

2.2.5 The issued and outstanding Common Stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are listed for trading on the New York Stock Exchange (the “NYSE”). There is no suit, action, proceeding or investigation pending against the Company by the NYSE or the SEC with respect to any intention by such entity to deregister the Common Stock or prohibit or terminate the listing of the Common Stock on the NYSE. The Company has taken no action that is designed to terminate the registration of the Common Stock under the Exchange Act.

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2.2.6 As of the date hereof and as of immediately prior to the Closing, the authorized capital stock of the Company is 221,000,000 shares, consisting of (a) 200,000,000 Class A Common Stock, (b) 20,000,000 shares of Class F common stock, par value $0.0001 per share, and (c) 1,000,000 shares of preferred stock, par value $0.0001 per share. As of the date hereof: (i) no shares of preferred stock are issued and outstanding; (ii) 34,500,000 shares of Class A Common Stock are issued and outstanding; (iii) 8,625,000 shares of Class F common stock are issued and outstanding; (iv) 5,933,333 private placement warrants to purchase 5,933,333 shares of Class A Common Stock are outstanding and (v) 6,900,000 public warrants to purchase 6,900,000 shares of Class A Common Stock are outstanding. All (A) issued and outstanding shares of Class A Common Stock and shares of Class F common stock have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights and (B) outstanding private placement warrants and public warrants have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. Except as set forth above and pursuant to the Other Subscription Agreements, that certain letter agreement, dated the date hereof, by and among the Company, the Sponsor and the other parties named therein (the “Sponsor Letter Agreement”), and the Transaction Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any shares of Class A Common Stock or other equity interests in the Company, or securities convertible into or exchangeable or exercisable for such equity interests.

2.2.7 The Company is not, and immediately after receipt of payment for the Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

2.2.8 Assuming the accuracy of the representations and warranties of Subscriber, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the New York Stock Exchange (the “Stock Exchange”)) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Shares), other than (i) filings required by applicable federal or state securities laws, (ii) the filing of the Registration Statement pursuant to Section 4 below, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the SEC under Regulation D of the Securities Act, if applicable, (iv) those required by the Stock Exchange, including with respect to obtaining stockholder approval, (v) those required to consummate the Transaction as provided under the Transaction Agreement, and (vi) the failure of which to obtain would not be reasonably likely to have a Material Adverse Effect.

2.2.9 The Company has made available to Subscriber (including via the SEC EDGAR system) a true, correct and complete copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other documents filed by the Company with the SEC prior to the date of this Subscription Agreement (the “SEC Documents”), which SEC Documents, as of their respective filing dates, complied in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited

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statements, to normal, year-end audit adjustments. The Company has timely filed each report, statement, schedule, prospectus, and registration statement that the Company was required to file with the SEC since its initial registration of the Common Stock under the Exchange Act. As of the date of this Subscription Agreement, there are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Documents.

2.2.10 Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 2.1 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to Subscriber in the manner contemplated by this Subscription Agreement.

2.2.11 Neither the Company, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the Securities Act.

2.2.12 The Company has provided Subscriber an opportunity to ask questions regarding the Company and made available to Subscriber all the information reasonably available to the Company that Subscriber has requested for deciding whether to acquire the Shares.

2.2.13 Except for the Placement Agents, no broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with the sale of the Shares to Subscriber.

2.2.14 Upon consummation of the Transaction, the issued and outstanding Common Stock will continue to be registered pursuant to Section 12(b) of the Exchange Act and will be listed for trading on the Stock Exchange or the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market.

2.2.15 No Other Subscription Agreement includes terms and conditions that are materially more advantageous to any such Other Subscriber than Subscriber hereunder, in each case, other than terms particular to the regulatory requirements of such subscriber or its affiliates or related funds. The Other Subscription Agreements have not been amended in any material respect following the date of this Subscription Agreement and reflect the same purchase price per share and terms that are not materially more advantageous to any such Other Subscriber thereunder than the terms of this Subscription Agreement other than terms particular to the regulatory requirements of such subscriber or its affiliates or related funds.

3. Settlement Date and Delivery.

3.1 Closing. The closing of the Subscription contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction. The Closing shall occur on the closing date of the Transaction (the “Closing Date”). Upon not less than three (3) business days’ written notice from (or on behalf of) the Company to Subscriber (the “Closing Notice”) that the Company reasonably expects all conditions to the closing of the Transaction to be satisfied on a date that is not less than three (3) business days from the date of

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the Closing Notice, Subscriber shall deliver to the Company at least two (2) business days’ prior to the Closing Date or such other date prior to the Closing Date as otherwise agreed to by the Company and the Subscriber, to be held in escrow until the Closing, the Purchase Price for the Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice against delivery by the Company to Subscriber of the Shares in book-entry form on the Closing Date. On the Closing Date, the Company shall deliver to Subscriber (i) at the Closing, the Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement or applicable securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions), and (ii) as promptly as practicable after the Closing, evidence from the Company’s transfer agent of the issuance to Subscriber of the Shares on and as of the Closing Date. In the event the Closing does not occur on the Closing Date, the Company shall promptly (but not later than two (2) business days thereafter) return the Purchase Price to Subscriber by wire transfer in immediately available funds to the account specified in writing by Subscriber. Notwithstanding anything herein to the contrary, in the event the parties to the Transaction Agreement agree to postpone the Closing Date, the Company shall have the right to change the Closing Date from the date specified in the Closing Notice to such Closing Date after giving effect to such postponement.

3.2 Conditions to Closing of Both Parties. The Closing shall be subject to the conditions that, on the Closing Date:

3.2.1 No suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction in the United States, or suspension of listing, or qualification of the Shares for listing, on the NYSE, or initiation or threatening in writing of any proceedings for any of such purposes, shall have occurred and be continuing.

3.2.2 No governmental authority in the United States shall have enacted, issued, promulgated, enforced or entered any judgment, order, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise preventing or prohibiting consummation of the transactions contemplated hereby.

3.2.3 All conditions precedent to the closing of the Transaction set forth in the Transaction Agreement shall have been satisfied or waived in the sole determination of the parties to the Transaction Agreement (other than those conditions that, by their nature, may only be satisfied at the consummation of the Transaction, but subject to satisfaction of such conditions as of the consummation of the Transaction), and the closing of the Transaction shall be scheduled to occur on the Closing Date substantially concurrently with or immediately following the Closing.

3.3 Conditions to Closing of the Company. The obligations of the Company to consummate the Subscription shall be subject to the following conditions, any one or more of which may be waived in writing by the Company:

3.3.1 All representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by Subscriber of each of its representations and warranties contained in this Subscription Agreement as of the Closing Date.

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3.3.2 Subscriber shall have performed or complied in all material respects with all conditions, agreements and covenants required by this Subscription Agreement.

3.4 Conditions to Closing of Subscriber. The obligations of Subscriber to consummate the Subscription shall be subject to the following conditions, any one or more of which may be waived in writing by Subscriber:

3.4.1 All representations and warranties of the Company contained in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date.

3.4.2 The Company shall have performed or complied in all material respects with all conditions, agreements and covenants required by this Subscription Agreement.

3.4.3 The terms of the Transaction Agreement shall not have been amended in a manner that would reasonably be expected to materially and adversely affect the economic benefits Subscriber is to receive under this Subscription Agreement unless Subscriber has consented in writing to such amendment.

4. Registration Rights.

4.1 The Company and Subscriber agree that, within fifteen (15) business days after the consummation of the Transaction, the Company will file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of the Shares (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the Commission notifies the Company that it will “review” the Registration Statement) following the Closing Date; provided, however, that the Company’s obligations to include the Shares and those other Shares of the Company held by Subscriber in the Registration Statement are contingent upon Subscriber furnishing in writing to the Company such information regarding Subscriber, the securities of the Company held by Subscriber and the intended method of disposition of the Shares as shall be reasonably requested by the Company to effect the registration of the Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations; provided, however, that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Shares. The Company shall use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement until the earliest of (i) the date on which the Shares may be resold without volume or manner of sale limitations pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”), (ii) the date on which such Shares have actually been sold and (iii) the date which is three years after the Closing. The Company will use its commercially reasonable efforts to provide a draft of the Registration Statement to Subscriber for review (but not comment) at least two (2) Business Days in advance of filing the Registration Statement; provided that, for the avoidance of doubt, in no event shall the Company be required to delay or postpone the filing of such Registration Statement as a result of or in connection with Subscriber’s review. Unless otherwise agreed to in writing by the Subscriber, the Subscriber shall not be identified as a statutory underwriter in the Registration Statement unless requested by the SEC or another regulatory

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agency; provided, that if the SEC requests that a Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have the opportunity to withdraw from the Registration Statement upon its prompt written request to the Company. Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Shares by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Shares which is equal to the maximum number of Shares as is permitted by the SEC. In such event, the number of Shares to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders and as promptly as practicable after being permitted to register additional Shares under Rule 415 under the Securities Act, the Company shall amend the Registration Statement or file a new Registration Statement to register such Shares not included in the initial Registration Statement and cause such amendment or Registration Statement to become effective as promptly as practicable. For as long as the Subscriber holds Shares, the Company will use commercially reasonable efforts to file all reports for so long as the condition in Rule 144(c)(1) (or Rule 144(i)(2), if applicable) is required to be satisfied, and provide all customary and reasonable cooperation, necessary to enable the undersigned to resell the Shares pursuant to Rule 144 of the Securities Act (in each case, when Rule 144 of the Securities Act becomes available to the Subscriber).

4.2 Notwithstanding anything to the contrary in this Subscription Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require any Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Company’s board of directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event (which notice shall not contain material non-public information and which notice shall not be subject to any duty of confidentiality) during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that it will promptly discontinue offers and sales of the Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until such Subscriber receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales (which notice shall

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not contain material non-public information and which notice shall not be subject to any duty of confidentiality). If so directed by the Company, each Subscriber will deliver to the Company or, in such Subscriber’s sole discretion destroy, all copies of the prospectus covering the Shares in such Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Shares shall not apply (i) to the extent such Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

4.3 Subscriber may deliver written notice (including via email in accordance with Section 6.2 of this Subscription Agreement) (an “Opt-Out Notice”) to the Company requesting that Subscriber not receive notices from the Company otherwise required by Section 4.2; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Company shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective registration statement, Subscriber will notify the Company in writing at least two (2) business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 4.3) and the related suspension period remains in effect, the Company will so notify Subscriber, within one (1) business day of Subscriber’s notification to the Company, by delivering to Subscriber a copy of such notice of Suspension Event that would have been provided, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability, and Subscriber shall comply with any restrictions on using such Registration Statement during such Suspension Event.

4.4 In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Subscription Agreement, the Company shall, upon reasonable request, inform Subscriber as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

4.4.1 advise Subscriber within five (5) business days:

(a) when a Registration Statement or any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

(b) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

(c) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(d) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

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(e) of the occurrence of any event that requires the making of any changes in the Registration Statement or prospectus so that, as of such date, the Registration Statement does not contain an untrue statement of a material fact or does not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any prospectus does not include an untrue statement of a material fact or does not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Company other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (a) through (e) above constitutes material, nonpublic information regarding the Company;

4.4.2 use its commercially reasonable efforts to obtain the withdrawal of any stop order suspending the effectiveness of the Registration Statement as soon as reasonably practicable;

4.4.3 upon the occurrence of any event contemplated pursuant to Section 4.4.1(e) above, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

4.4.4 use its commercially reasonable efforts to cause all Shares to be listed on each securities exchange or market, if any, on which the shares of Common Stock issued by the Company have been listed; and

4.4.5 use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Shares contemplated hereby.

4.5 The Company shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless Subscriber (to the extent a seller under the Registration Statement), its directors, officers, employees and agents, and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in

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light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 4, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Subscriber furnished in writing to the Company by such Subscriber expressly for use therein or such Subscriber has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder; provided, however, that the indemnification contained in this Section 4 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by or on behalf of the Subscriber expressly for use in the Registration Statement, (B) in connection with any failure of the Subscriber to deliver or cause to be delivered a prospectus made available by the Company in a timely manner (unless exempted therefrom), (C) as a result of offers or sales effected by or on behalf of any person by means of a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Company, or (D) in connection with any offers or sales effected by or on behalf of the Subscriber in violation of Section 4.2 hereof. The Company shall notify the Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by such Subscriber.

4.6 The Subscriber shall, severally and not jointly with any Other Subscriber, indemnify and hold harmless the Company, its directors, officers, agents and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding the Subscriber furnished in writing to the Company by or on behalf of the Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 4 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed). In no event shall the liability of any Subscriber be greater in amount than the dollar amount of the net proceeds received by such Subscriber upon the sale of the Shares giving rise to such indemnification obligation. The Subscriber shall notify the Company promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which the Subscriber is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by the Subscriber.

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4.7 Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the part of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.8 If the indemnification provided under this Section 4 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of the Subscriber shall be limited to the net proceeds received by such Subscriber from the sale of Shares giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in this Section 4, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.6 from any person or entity who was not guilty of such fraudulent misrepresentation.

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4.9 For purposes of this Section 4, (i) “Shares” shall mean, as of any date of determination, the Shares (as defined in the recitals to this Subscription Agreement) and any other equity security issued or issuable with respect to the Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, or replacement, and (ii) “Subscriber” shall include any affiliate of the Subscriber to which the rights under this Section 4 shall have been duly assigned.

5. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (i) such date and time as the Transaction Agreement is validly terminated in accordance with its terms, (ii) the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (iii) if any of the conditions to Closing set forth in this Subscription Agreement are not satisfied or waived by the party entitled to grant such waiver on or prior to the Closing Date and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing Date, or (iv) at Subscriber’s election, on or after the “Outside Date” (as defined in the Transaction Agreement), if the Closing has not occurred by such date; provided, that, subject to the limitations set forth in Section 8, nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall promptly notify Subscriber of the termination of the Transaction Agreement promptly after the termination of such agreement. Upon the termination of this Subscription Agreement in accordance with this Section 5, any monies paid by Subscriber to the Company in connection herewith shall be promptly (and in any event within two (2) Business Days after such termination) returned to Subscriber.

6. Miscellaneous.

6.1 Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

6.1.1 Subscriber acknowledges that the Company and the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties made by Subscriber contained in Section 2, this Section 6.1.1, Section 6.1.2 and Section 6.4 of this Subscription Agreement (the “Agent Sections”). Prior to the Closing, Subscriber agrees to promptly notify the Company and the Placement Agents if any of the acknowledgments, understandings, agreements, representations and warranties made by Subscriber set forth in the Agent Sections are no longer accurate in all material respects. Subscriber further acknowledges and agrees that the Placement Agents are third-party beneficiaries of the representations and warranties of the Subscriber contained in Section 2.1 of this Subscription Agreement. The Company acknowledges that the Subscriber and the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. The Company further acknowledges and agrees that the Placement Agents are third-party beneficiaries of the representations and warranties of the Subscriber contained in Section 2.1 of this Subscription Agreement. This paragraph shall survive any termination of this Subscription Agreement.

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6.1.2 Each of the Company, the Subscriber and the Placement Agents are entitled to rely upon this Subscription Agreement and are irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

6.1.3 The Company may request from Subscriber such additional information as the Company may deem reasonably necessary to evaluate the eligibility of Subscriber to acquire the Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

6.1.4 Each of the Subscriber and the Company shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

6.1.5 The Company acknowledges that, notwithstanding anything herein to the contrary, the Shares may be pledged by Subscriber in connection with a bona fide margin agreement, provided such pledge shall be (i) pursuant to an available exemption from the registration requirements of the Securities Act or (ii) pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge, and Subscriber effecting a pledge of Shares shall not be required to provide the Company with any notice thereof; provided, however, that neither the Company or its counsel shall be required to take any action (or refrain from taking any action) in connection with any such pledge, other than providing any such lender of such margin agreement with an acknowledgment that the Shares are not subject to any contractual prohibition on pledging or lock up, the form of such acknowledgment to be subject to review and comment by Company in all respects.

6.2 Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i)	if to Subscriber, to such address or addresses set forth on the signature page hereto;

(ii)	if to the Company (prior to the Transaction closing), to:

Fortress Value Acquisition Corp. II

1345 Avenue of the Americas, 46th Floor

New York, New York 10105

Attention: Alexander Gillette

Email: agillette@fortress.com

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with a required copy to (which copy shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, New York 10001

Attention: Joseph A. Coco

        Michael J. Zeidel

        Blair T. Thetford

Email: joseph.coco@skadden.com

  michael.zeidel@skadden.com

  blair.thetford@skadden.com

(iii)	if to the Company (following the Transaction closing), to:

ATI Physical Therapy

790 Remington Blvd

Bolingbrook, Illinois 60440

Attention: Diana M. Chafey

Email: diana.chafey@atipt.com

with a required copy to (which copy shall not constitute notice):

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Attention: Alexander Lynch

Email: alex.lynch@weil.com

Weil, Gotshal & Manges LLP

200 Crescent Court, Suite 300

Dallas, Texas 75201

Attention: James R. Griffin

Email: james.griffin@weil.com

6.3 Entire Agreement. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as otherwise expressly set forth in Section 6.1.1, this Subscription Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and assigns, and Wilco Holdco, Inc. (“ATI”), which shall be a third-party beneficiary to this Subscription Agreement and shall be entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

6.4 Modifications and Amendments. This Subscription Agreement may not be amended, modified or terminated (other than as set forth in Section 5) except by an instrument in writing, signed by both ATI and the party against whom enforcement of such amendment, modification or termination is sought; provided that Section 2, Section 6.1.1, Section 6.1.2 and this Section 6.4 of this Subscription Agreement may not be modified or terminated in a manner that is material and adverse to the Placement Agents without the prior written consent of the Placement Agents.

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6.5 Waivers and Consents. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Subscription Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

6.6 Assignment. Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Shares acquired hereunder and the rights set forth in Section 4) may be transferred or assigned without the prior written consent of the Company; provided, however, Subscriber may transfer its rights and obligations hereunder to, without the prior written consent of the Company, an affiliate or to another investment fund or account managed or advised by the same manager as Subscriber (or a related party or affiliate), provided, that no such transfer shall release Subscriber of its obligations hereunder without prior written consent of the Company. Neither this Subscription Agreement nor any rights that may accrue to the Company hereunder may be transferred or assigned by the Company (provided, that, for the avoidance of doubt, the Company may transfer the Subscription Agreement and its rights hereunder in connection with the consummation of the Transaction).

6.7 Benefit. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

6.8 Governing Law. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

6.9 Consent to Jurisdiction; WAIVER OF JURY TRIAL. Each of the parties irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware, provided, that if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively in the U.S. federal courts, such legal proceeding shall be heard in the U.S. District Court for the District of Delaware (together with the Court of Chancery of the State of Delaware “Chosen Courts”), in connection with any matter based upon or arising out of this Subscription Agreement and each other document executed in connection with the Transaction, and the consummation thereof, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of

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process. Each party hereby waives, and shall not assert as a defense in any legal dispute, that (i) such person is not personally subject to the jurisdiction of the Chosen Courts for any reason, (ii) such legal proceeding may not be brought or is not maintainable in the Chosen Courts, (iii) such person’s property is exempt or immune from execution, (iv) such legal proceeding is brought in an inconvenient forum or (v) the venue of such legal proceeding is improper. Each party hereby agrees not to commence or prosecute any such action, claim, cause of action or suit other than before the Chosen Courts, nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit to any court other than the Chosen Courts, whether on the grounds of inconvenient forum or otherwise. Each Party hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, and further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 6.2. Notwithstanding the foregoing in this Section 6.9, a party may commence any action, claim, cause of action or suit in a court other than the Chosen Courts solely for the purpose of enforcing an order or judgment issued by the Chosen Courts. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES MAY DO SO ONLY IF HE, SHE OR IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS SUBSCRIPTION AGREEMENT AND EACH OTHER DOCUMENT EXECUTED IN CONNECTION WITH THE TRANSACTIONS, AND THE CONSUMMATION THEREOF, AND FOR ANY COUNTERCLAIM RELATING THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT AND EACH OTHER DOCUMENT EXECUTED IN CONNECTION WITH THE TRANSACTION, AND THE CONSUMMATION THEREOF. FURTHERMORE, NO PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

6.10 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties (for the avoidance of doubt, including ATI) shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

6.11 Severability. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect

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6.12 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.13 Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Subscription Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

6.14 No Broker or Finder: Expenses. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated hereby.

6.15 Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.16 Counterparts. This Subscription Agreement may be executed and delivered in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or other transmission method), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

6.17 Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

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6.18 Mutual Drafting. This Subscription Agreement is the joint product of Subscriber and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

6.19 Limited Recourse. Except as expressly set forth in this Subscription Agreement or as otherwise required by law, no former, current or future equity holders, controlling persons, directors, officers, employees, agents, affiliates, members, managers, general or limited partners, representatives or assignees of Subscriber or any former, current or future equity holder, controlling person, director, officer, employee, agent, affiliate, member, manager, general or limited partner, representative or assignee of any of the foregoing, shall have any obligation to the Company or to any other person hereunder in connection with the transactions contemplated hereby.

7. Disclosure. The Company shall, by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby, the Transaction and any other material, nonpublic information that the Company has provided to Subscriber at any time prior to the filing of the Disclosure Document (including, for the avoidance of doubt, the filing of a form of this Subscription Agreement as an exhibit thereto, and except as otherwise agreed between the Subscriber and the Company and/or the Target). From and after the issuance of the Disclosure Document, to the Company’s knowledge, Subscriber shall not be in possession of any material, nonpublic information received from the Company or any of its officers, directors or employees (except as otherwise agreed between Subscriber and the Company and/or the Target). Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall not publicly disclose the name of Subscriber or any of its affiliates, or include the name of Subscriber or any of its affiliates in any press release or in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of Subscriber, except (i) as required by the federal securities law in connection with the Registration Statement, (ii) in a Current Report on Form 8-K (including, for the avoidance of doubt, the filing of a form of this Subscription Agreement as an exhibit thereto), a press release or other marketing materials of the Company in connection with the Transaction to the extent any such disclosure is substantially equivalent to the information that has previously been made public without breach of the obligation under this Section 7 if agreeable by Subscriber and in a manner acceptable to Subscriber, and (iii) to the extent such disclosure is required by law, at the request of the Staff of the SEC or regulatory agency or under the regulations of the NYSE or by any other governmental authority, in which case the Company shall provide Subscriber with prior written notice of such disclosure permitted under this subclause (iii).

8. Trust Account Waiver. Subscriber acknowledges that the Company is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets.

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Subscriber further acknowledges that, as described in the Company’s prospectus relating to its initial public offering dated August 11, 2020 (the “Prospectus”) available at www.sec.gov, substantially all of the Company’s assets consist of the cash proceeds of Company’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of Company, its public shareholders and the underwriters of Company’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to Company to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of the Company entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, Subscriber, on behalf of itself and its representatives, hereby irrevocably waives any and all right, title and interest, or any claim of any kind they have or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account or make or bring any action, suit, claim or other proceeding against the Trust Account as a result of, or arising out of, this Subscription Agreement, the transactions contemplated hereby or the Shares, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability. Subscriber acknowledges and agrees that it shall not have any redemption rights with respect to the Shares pursuant to the Company’s certificate of incorporation in connection with the Transaction or any other business combination, any subsequent liquidation of the Trust Account or the Company or otherwise. In the event Subscriber has any claim against the Company as a result of, or arising out of, this Subscription Agreement, the transactions contemplated hereby or the Shares, it shall pursue such claim solely against the Company and its assets outside the Trust Account and not against the Trust Account or any monies or other assets in the Trust Account. This paragraph shall survive any termination of this Subscription Agreement. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to limit any of Subscriber’s right, title, interest or claim to the Trust Account by virtue of such Subscriber’s record or beneficial ownership of securities of the Company acquired by any means other than pursuant to this Subscription Agreement, including, but not limited to, any redemption right with respect to any such securities of the Company.

9. Stock Splits, etc. If any change in the Common Stock shall occur between the date hereof and immediately prior to the Closing by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the number and type of Shares issued to the Subscriber and the Purchase Price shall be appropriately adjusted to reflect such change.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the Company and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

FORTRESS VALUE ACQUISITION CORP. II

By:
Name:
Title:

Accepted and agreed this _____th day of ____________, 2021.

SUBSCRIBER:

Signature of Subscriber:	Signature of Joint Subscriber, if applicable:

By:	By:
Name:	Name:
Title	Title

Date: ________________, 2021

Name of Subscriber:	Name of Joint Subscriber, if applicable:

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different from the name of Subscriber listed directly above):

Email Address:

If there are joint investors, please check one:

☐	Joint Tenants with Rights of Survivorship

☐	Tenants-in-Common

☐	Community Property

Subscriber’s EIN:	Joint Subscriber’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:	Attn:

Telephone No.:	Telephone No.:

Facsimile No.:	Facsimile No.:

Aggregate Number of Shares subscribed for:

Aggregate Purchase Price: $                 .

You must pay the Purchase Price by wire transfer of U.S. dollars in immediately available funds to the account specified by the Company in the Closing Notice.

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS(Please check the applicable subparagraphs):

1.	☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (a “QIB”)).

2.	☐ We are subscribing for the Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS(Please check the applicable subparagraphs):

1.

☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2.	☐ We are not a natural person.

*** AND ***

C.	AFFILIATE STATUS(Please check the applicable box) SUBSCRIBER:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber and constitutes a part of the Subscription Agreement

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐

Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐

Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐

Any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

☐

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

This page should be completed by Subscriber and constitutes a part of the Subscription Agreement

☐	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person; or

☐	Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

This page should be completed by Subscriber and constitutes a part of the Subscription Agreement

Exhibit 10.2

EXECUTION VERSION

Fortress Value Acquisition Corp. II

1345 Avenue of the Americas, 46th Floor

New York, New York 10105

February 21, 2021

Re:	Acquiror Sponsor Letter Agreement

Ladies and Gentlemen:

This letter agreement (this “Letter Agreement”) is being delivered to you in connection with that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of the date hereof, by and among Fortress Value Acquisition Corp. II, a Delaware corporation (“Acquiror”), FVAC Merger Corp. II, a Delaware corporation and a direct, wholly-owned subsidiary of Acquiror (“Merger Sub”), and Wilco Holdco, Inc., a Delaware corporation (the “Company”), and hereby amends and restates in its entirety that certain Letter Agreement, dated as of August 11, 2020, from Fortress Acquisition Sponsor II LLC (the “Sponsor”) and each of the undersigned individuals, each of whom is a member of Acquiror’s board of directors and/or management team (each, an “Insider” and collectively, the “Insiders”) to Acquiror. Certain capitalized terms used herein are defined in paragraph 11 hereof. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

In order to induce the Company and Acquiror to enter into the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Sponsor and each of the Insiders hereby severally (and not jointly and severally) unconditionally and irrevocably agree with Acquiror and, at all times prior to any valid termination of the Merger Agreement, agree with the Company, as follows:

1. At any duly called meeting of the stockholders of Acquiror (or any adjournment or postponement thereof), and in any action by written consent of the stockholders of Acquiror requested by Acquiror’s board of directors or undertaken as contemplated by the Transactions, the Sponsor and each such Insider shall:

(a) if a meeting is held, appear at such meeting, in person or by proxy, or otherwise cause all of its, his or her Covered Shares to be counted as present thereat for the purpose of establishing a quorum;

(b) vote (or execute and return an action by written consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect thereto), all of its, his or her Covered Shares: (x) in favor of each Transaction Proposal and any other matters necessary or reasonably requested by Acquiror in connection with the Transactions, (y) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach of any representation, warranty, covenant, obligation or agreement of Acquiror or Merger Sub contained in the Merger Agreement; and (z) against (1) any Alternative Business Combination or any proposal in opposition to approval of, or in competition with or inconsistent with, the Merger Agreement, and (2) (A) any change in the present capitalization of Acquiror or any amendment of Acquiror’s amended and restated certificate of incorporation, dated as of August 11, 2020 (the “Certificate of Incorporation”), except to the extent expressly contemplated by the Merger Agreement (including the schedules thereto), (B) any liquidation, dissolution or other change in Acquiror’s corporate structure or business, (C) any action, proposal, transaction or agreement that would result in a breach in any material respect of any covenant, representation or warranty or other obligation or agreement of the Sponsor or such Insider under this Letter Agreement, and (D) any other action or proposal involving Acquiror or any of its Subsidiaries that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect the Transactions; and

(c) not redeem, elect to redeem or tender or submit any of the Covered Shares owned by it, him or her for redemption in connection with such approval of the Transaction Proposals or the Transactions, or in connection with any vote to amend the Certificate of Incorporation.

2. (a) In the event that Acquiror fails to consummate a Business Combination within 24 months from the closing of the Public Offering, or such later period approved by Acquiror’s stockholders in accordance with the Certificate of Incorporation, the Sponsor and each Insider shall take all reasonable steps to cause Acquiror to:

(i) cease all operations except for the purpose of winding up,

(ii) as promptly as reasonably possible but not more than 10 business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Common Stock sold as part of the Units in the Public Offering (the “Offering Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Acquiror to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Offering Shares, which redemption will completely extinguish all Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and

(iii) as promptly as reasonably possible following such redemption, subject to the approval of Acquiror’s remaining stockholders and Acquiror’s board of directors, dissolve and liquidate, subject in each case to Acquiror’s obligations under Delaware law to provide for claims of creditors and other requirements of other applicable law.

(b) The Sponsor and each Insider shall not propose any amendment (i) to the Certificate of Incorporation that would affect the substance or timing of Acquiror’s obligation to allow redemption in connection with Acquiror’s initial Business Combination or to redeem 100% of the Offering Shares if Acquiror does not complete a Business Combination within 24 months from the closing of the Public Offering or (ii) with respect to any other provision of the Certificate of Incorporation relating to stockholders’ rights or activity prior to, and not in connection with, an initial Business Combination, unless Acquiror provides its Public Stockholders with the opportunity to redeem their shares of Common Stock upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Acquiror to pay its taxes, divided by the number of then outstanding Offering Shares.

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(c) The Sponsor and each Insider acknowledges that it, he or she has no right, title, interest or claim of any kind in or to any monies held in the Trust Account or any other asset of Acquiror as a result of any liquidation of Acquiror with respect to the Founder Shares held by it, him or her. The Sponsor and each Insider hereby further waives, with respect to any shares of Common Stock held by it, him or her, if any, any redemption rights it, he or she may have in connection with the consummation of a Business Combination, including, without limitation, any such rights available in the context of a stockholder vote to approve such Business Combination or in the context of a tender offer made by Acquiror to purchase shares of Common Stock (although the Sponsor, the Insiders and their respective affiliates shall be entitled to redemption and liquidation rights with respect to any Offering Shares they hold if Acquiror fails to consummate a Business Combination within 24 months from the date of the closing of the Public Offering). The Sponsor and each Insider hereby further waives, with respect to any shares of Common Stock held by it, him or her, if any, any redemption rights it, he or she may have in connection with a stockholder vote to approve an amendment to the Certificate of Incorporation (i) to modify the substance or timing of Acquiror’s obligation to allow redemption in connection with Acquiror’s initial Business Combination or to redeem 100% of the Offering Shares if Acquiror does not complete a Business Combination within 24 months from the closing of the Public Offering or (ii) with respect to any other provision relating to stockholders’ rights or activity prior to, and not in connection with, an initial Business Combination.

3. Notwithstanding the provisions set forth in paragraphs 7(a) and (b) below, during the period commencing on the effective date hereof and ending on the earlier of (a) the valid termination of the Merger Agreement and (b) the Closing, the Sponsor and each Insider shall not, without the prior written consent of Acquiror and the Company, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, with respect to any Units, shares of Common Stock, Founder Shares, Private Placement Warrants, Public Warrants (together with the Private Placement Warrants, the “Warrants”) or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock owned by it, him or her, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Units, shares of Common Stock, Founder Shares, Private Placement Warrants, Public Warrants or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock owned by it, him or her, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction, including the filing of a registration statement, specified in clause “(i)” or “(ii).” The provisions of this paragraph will not apply (x) to

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the transfer of Founder Shares to any independent director appointed or elected to Acquiror’s board of directors after the Public Offering or (y) if a release or waiver of the restrictions set forth in this paragraph 3 is effected solely to permit a transfer not for consideration and, in each case the transferee has agreed in writing to be bound by the same terms described in this Letter Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer. In addition, the provisions of this paragraph will not in any way limit the ability of the Sponsor to enter into agreements with employees of the Sponsor or any of its affiliates or employees of Fortress Investment Group LLC or any of its affiliates relating to the transfer of direct or indirect interests in the Founder Shares to such persons; provided that such transfer is not effected until the expiration of the Founder Shares Lock-Up Period (as defined below), or admitting such persons as members of the Sponsor, as long as, to the extent any reporting obligation under Section 16 of the Exchange Act is triggered as a result of such agreements, any related filing under Section 16 of the Exchange Act includes a practical explanation as to the nature of such agreement.

4. In the event of the liquidation of the Trust Account, the Sponsor (which for purposes of clarification shall not extend to any other stockholders, members or managers of the Sponsor) agrees to indemnify and hold harmless Acquiror against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which Acquiror may become subject as a result of any claim by (a) any third party for services rendered (other than Acquiror’s independent public accountants) or products sold to Acquiror or (b) a prospective target business with which Acquiror has discussed entering into a transaction agreement (a “Target”); provided, however, that such indemnification of Acquiror by the Sponsor shall apply only to the extent necessary to ensure that such claims by a third party for services rendered (other than Acquiror’s independent public accountants) or products sold to Acquiror or a Target do not reduce the amount of funds in the Trust Account to below (i) $10.00 per Offering Share or (ii) such lesser amount per Offering Share held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account, in each case, net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay its taxes, except as to any claims by a third party (including a Target) who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under Acquiror’s indemnity of the Public Offering underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. In the event that any such executed waiver is deemed to be unenforceable against such third party, the Sponsor shall not be responsible to the extent of any liability for such third party claims. The Sponsor shall have the right to defend against any such claim with counsel of its choice reasonably satisfactory to Acquiror if, within 15 days following written receipt of notice of the claim to the Sponsor, the Sponsor notifies Acquiror in writing that it shall undertake such defense. For the avoidance of doubt, none of Acquiror’s officers or directors will indemnify Acquiror for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

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5. The Sponsor and each Insider hereby agrees and acknowledges that:

(a) the Public Offering underwriters would be irreparably injured in the event of a breach by such Sponsor or Insider of its, his or her obligations under paragraphs 1, 2, 3, 4, 7(a), 7(b) and 9, as applicable, of this Letter Agreement;

(b) the Company and Acquiror would be irreparably injured in the event of a breach by such Sponsor or Insider of its, his or her obligations under paragraphs 1, 2, 3, 4, 6, 7, 9 and 13, as applicable, of this Letter Agreement;

(c) monetary damages may not be an adequate remedy for such breach;

(d) the non-breaching party shall be entitled to injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach; and

(e) all of the obligations of the Sponsor and Insiders are for the benefit of, and enforceable solely by, Acquiror and the Company.

6. The Sponsor hereby agrees that, subject to, and conditioned upon, the Closing, and effective as of immediately prior to the Closing, the Sponsor shall automatically be deemed to irrevocably transfer and surrender to Acquiror for no consideration 2,966,667 Private Placement Warrants, and that from such time such Private Placement Warrants shall be deemed to be cancelled and no longer outstanding. Each of the Sponsor and Acquiror shall take all reasonably necessary actions required to reflect the surrender and forfeiture of such Private Placement Warrants as of immediately prior to the Closing in the books and records of Acquiror’s transfer agent and warrant agent.

7. (a) Notwithstanding the provisions set forth in paragraph 3, in the event:

(i) the Closing does not occur for any reason (including, without limitation, as a result of the valid termination of the Merger Agreement), Sponsor and each Insider shall not Transfer any Founder Shares (or shares of Common Stock issuable upon conversion thereof) until the earliest to occur of (x) one year after the completion of Acquiror’s initial Business Combination; (y) subsequent to the Business Combination, if the last reported sale price of the shares of Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after Acquiror’s initial Business Combination; and (z) the date following the completion of Acquiror’s initial Business Combination on which Acquiror completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of Acquiror’s Public Stockholders having the right to exchange their shares of common stock for cash, securities or other property; and

(ii) the Closing does occur, the Sponsor and each Insider shall not Transfer any Founder Shares (or shares of Common Stock issuable upon conversion thereof) until the earliest to occur of: (x) 180 days after the Closing; and (y) the date following the Closing on which Acquiror completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of Acquiror’s Public Stockholders having the right to exchange their shares of common stock for cash, securities or other property (such period in clause “(i)” or “(ii)” of this paragraph 7(a), the “Founder Shares Lock-up Period”).

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(b) The Sponsor and each Insider shall not Transfer any Private Placement Warrants (or shares of Common Stock issued or issuable upon the conversion of the Private Placement Warrants), until 30 days after the completion of Acquiror’s initial Business Combination (the “Private Placement Warrants Lock-up Period”, together with the Founder Shares Lock-up Period, the “Lock-up Periods”).

(c) Notwithstanding the provisions set forth in paragraphs 3, 7(a) and 7(b), but subject to the provisions of paragraph 7(d), Transfers of the Founder Shares, Private Placement Warrants and shares of Capital Stock issued or issuable upon the exchange, exercise or conversion of the Private Placement Warrants or the Founder Shares and that are held by the Sponsor, Insider or any of their permitted transferees (that have complied with this paragraph 7(c)), are permitted: (i) to Acquiror’s officers or directors, any affiliates or family members of any of Acquiror’s officers or directors, any members of the Sponsor, any affiliates of the Sponsor, which, for the avoidance of doubt, will include funds, or affiliates of funds, managed by affiliates of Fortress Investment Group LLC, or any members or employees of the Sponsor’s affiliates; (ii) in the case of an individual, by gift to a member of the individual’s immediate family, to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) by private sales or transfers made in connection with the consummation of a Business Combination at prices no greater than the price at which the securities were originally purchased; (vi) transfers in the event of Acquiror’s liquidation prior to the completion of an initial Business Combination; (vii) by virtue of the laws of the State of Delaware or the Sponsor’s limited liability company agreement upon dissolution of the Sponsor; and (viii) in the event of Acquiror’s liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of Acquiror’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property subsequent to the completion of Acquiror’s initial Business Combination; provided, however, that in the case of clauses (i) through (v), any such permitted transferee must enter into a written agreement agreeing to be bound by the restrictions herein.

(d) Vesting Provisions for Founder Shares. As of the Closing, all of the Founder Shares and shares of Common Stock issued or issuable upon the exercise or conversion of the Founder Shares (the “Vesting Shares”) shall be unvested and shall be subject to the vesting and forfeiture provisions set forth in this paragraph 7(d). The Sponsor and each of the Insiders shall not (and will cause its respective affiliates not to) directly Transfer any unvested Founder Shares or shares of Common Stock issued or issuable upon the exercise or conversion of the unvested Founder Shares prior to the later of (x) the expiration of the Founder Shares Lock-up Period and (y) the date such Founder Shares, shares of Common Stock or Private Placement

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Warrants become vested pursuant to this paragraph 7(d); provided that clause “(x)” above shall not restrict any Transfers by the Sponsor prior to the expiration of the Founder Shares Lock-up Period to the persons described in clause (i) or clause (ii) of paragraph 7(c) so long as such persons have entered into a written agreement to be bound by the restrictions herein.

(i) Vesting of Shares.

(1) 33.33% of the Vesting Shares beneficially owned by Sponsor and each of the Insiders shall vest at such time as a $12.00 Common Share Price is achieved on or before the date that is ten years after the Closing Date (the period from the consummation of Acquiror’s initial Business Combination through such date, the “Vesting Period”).

(2) 33.33% of the Vesting Shares beneficially owned by Sponsor and each of the Insiders shall vest at such time as a $14.00 Common Share Price is achieved during the Vesting Period.

(3) 33.34% of the Vesting Shares beneficially owned by Sponsor and each of the Insiders shall vest at such time as a $16.00 Common Share Price is achieved during the Vesting Period.

(4) Holders of Vesting Shares subject to the vesting provisions of this paragraph 7(c) shall be entitled to vote such Vesting Shares and receive dividends and other distributions with respect to such Vesting Shares prior to vesting; provided, that dividends and other distributions with respect to Vesting Shares that are subject to performance vesting pursuant to paragraph 7(c)(i) shall be set aside by Acquiror and shall be paid to such holders upon the vesting of such Vesting Shares (if at all).

(ii) Acceleration of Vesting upon a Change of Control. Notwithstanding the foregoing, if during the Vesting Period there is an Acceleration Event (as defined in the Merger Agreement) , then immediately prior to the consummation of the applicable Change of Control (as defined in the Merger Agreement), all Vesting Shares that were eligible to vest pursuant to paragraph 7(d)(i) and remain unvested, if any, shall vest on the day immediately preceding the closing of such Change of Control. To the extent the consideration paid for each share of Common Stock in such Change of Control includes contingent consideration or property other than cash, Acquiror’s board of directors shall determine, in good faith, the value of the purchase consideration paid for each share of Common Stock in such Acquiror Sale and any equitable adjustment required in respect of any unvested Vesting Shares. For the avoidance of doubt, following a transaction or business combination that is not a “Change of Control,” including a transaction or business combination in which the equity securities of the surviving entity of such business combination or other transaction are registered under the Exchange Act and listed or quoted for trading on a national securities exchange, the equitable adjustment provisions of paragraph 17 shall apply, including, without limitation, to the performance vesting criteria set forth in paragraph 7(d)(i).

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(iii) Forfeiture of Unvested Founder Shares. Vesting Shares that remain unvested on the first Business Day after the Vesting Period shall be forfeited immediately and shall be surrendered by Sponsor or the applicable Insider to Acquiror, without any consideration for such Transfer.

(iv) Waiver of Conversion Ratio Adjustment. (A) Section 4.3(b)(i) of the Certificate of Incorporation provides that each Founder Share shall automatically convert into one share of Common Stock (the “Initial Conversion Ratio”) at the time of the Business Combination, and (B) Section 4.3(b)(ii) of the Certificate of Incorporation provides that the Initial Conversion Ratio shall be adjusted (the “Adjustment”) in the event that additional shares of Common Stock are issued in excess of the amounts offered in Acquiror’s initial public offering of securities. As of and conditioned upon the Closing, the Sponsor and each Insider hereby irrevocably relinquishes and waives any and all rights the Sponsor and each Insider has or will have under Section 4.3(b)(ii) of the Certificate of Incorporation to receive shares of Common Stock in excess of the number issuable at the Initial Conversion Ratio upon conversion of the existing Founder Shares held by him, her or it, as applicable, in connection with the Closing as a result of any Adjustment. To the extent the Sponsor or any Insider receives any shares of Common Stock as a result of any Adjustment in connection with the Closing, it, he or she shall promptly surrender such shares for cancelation, and no consideration shall be payable in connection therewith.

(v) Successors and Assigns. If, during the Vesting Period, Acquiror, the Company or any of their respective successors or assigns consolidates with or merges into any other Person (including in connection with a Change of Control) and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each case, Acquiror and the Company shall ensure that proper provision shall be made so that the successors and assigns of Acquiror or the Company, as the case may be, shall succeed to the obligations set forth in this paragraph 7, provided however, that the foregoing shall not limit Acquiror or the Company from consummating any Change of Control or entering into an agreement that contemplates a Change of Control.

8. The Sponsor and each Insider represents and warrants that (a) it, he or she has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked and (b) it, he or she has full right and power, without violating any Contract to which it, he or she is bound, to enter into this Letter Agreement. Each Insider’s biographical information furnished to Acquiror (including any such information included in the Prospectus) is true and accurate in all respects and does not omit any material information with respect to such Insider’s background. The Sponsor’s and each Insider’s questionnaire furnished to Acquiror is true and accurate in all respects. The Sponsor and each Insider represents and warrants that: it, he or she

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is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction; it, he or she has never been convicted of, or pleaded guilty to, any crime (i) involving fraud, (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and it, he or she is not currently a defendant in any such criminal proceeding.

9. Except as disclosed in the Prospectus, neither the Sponsor nor any Insider nor any affiliate of the Sponsor or any Insider, nor any director or officer of Acquiror shall receive from Acquiror any finder’s fee, reimbursement, consulting fee, monies in respect of any repayment of a loan or other compensation prior to, or in connection with any services rendered in order to effectuate the consummation of Acquiror’s initial Business Combination, including the Transactions, other than the following, none of which will be made from the proceeds held in the Trust Account prior to the completion of the initial Business Combination, including the Transactions and each of which shall, as of and in connection with the Closing, be paid off in full and no further liabilities or obligations in respect thereof shall be due and owing by Acquiror or the Company or any of its Subsidiaries from and after the Closing: repayment of a loan and advances of up to an aggregate of $300,000 made to Acquiror by the Sponsor to cover offering related and organizational expenses; payment to an affiliate of the Sponsor for office space, administrative support services for a total of $20,000 per month; reimbursement for any out-of-pocket expenses related to identifying, investigating and consummating an initial Business Combination, and repayment of loans, if any, and on such terms as to be determined by Acquiror from time to time, made by the Sponsor or any of Acquiror’s officers or directors to finance transaction costs in connection with an intended initial Business Combination, provided, that, if Acquiror does not consummate an initial Business Combination, a portion of the working capital held outside the Trust Account may be used by Acquiror to repay such loaned amounts so long as no proceeds from the Trust Account are used for such repayment; provided, further, that in the event the Merger Agreement is terminated in accordance with its terms, up to $1,500,000 of such loans may be convertible into warrants of a post-Combination entity (other than in connection with the Transactions) at a price of $1.50 per warrant at the option of the lender, with such warrants to be identical to the Private Placement Warrants.

10. The Sponsor and each Insider has full right and power, without violating any agreement to which it, he or she is bound (including, without limitation, any non-competition or non-solicitation agreement with any employer or former employer), to enter into this Letter Agreement and, as applicable, to serve as a director on Acquiror’s board of directors.

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11. As used herein, the following terms shall have the respective meanings set forth below:

(a) “beneficially own,” “beneficial ownership” and “beneficial owner” shall have the meaning ascribed to it in Section 13(d) of the Exchange Act.

(b) “Business Combination” shall mean a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving Acquiror and one or more businesses.

(c) “Capital Stock” shall mean, collectively, the Common Stock and the Founder Shares.

(d) “Common Stock” shall mean Acquiror’s Class A common stock, par value $0.0001 per share.

(e) “Covered Shares” shall mean, in respect of any Sponsor or Insider, all shares of Capital Stock owned (beneficially or of record) by such Sponsor or Insider as of the date hereof, together with any additional shares of Common Stock or Founder Shares (or any securities convertible into or exercisable or exchangeable for Common Stock or Founder Shares) in which such Sponsor or Insider acquires record or beneficial ownership after the date hereof, including by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exchange, exercise or conversion of any such securities.

(f) “Founder Shares” shall mean the 8,625,000 shares of Acquiror’s Class F common stock, par value $0.0001 per share, initially issued to the Sponsor for an aggregate purchase price of $25,000, or approximately $0.003 per share, prior to the consummation of the Public Offering.

(g) “Private Placement Warrants” shall mean the warrants to purchase up to 5,933,333 shares of Common Stock of Acquiror that the Sponsor purchased for an aggregate purchase price of $8,900,000 in the aggregate, or $1.50 per warrant, in a private placement that occurred substantially concurrently with the consummation of the Public Offering.

(h) “Prospectus” shall mean the registration statement on Form S-1 and prospectus filed by Acquiror with the Commission in connection with the Public Offering.

(i) “Public Offering” shall mean the underwritten initial public offering of 34,500,000 of Acquiror’s units (the “Units”), including the issuance of 4,500,000 Units as a result of Acquiror underwriters’ exercise of their over-allotment option in full, each comprised of one share of Common Stock and one-fifth of one warrant.

(j) “Public Stockholders” shall mean the holders of securities issued in the Public Offering.

(k) “Transfer” shall mean the (a) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended and the rules and

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regulations of the Commission promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b) above.

12. This Letter Agreement and the other agreements referenced herein constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

13. No party hereto may assign either this Letter Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties and the Company (except that, following any valid termination of the Merger Agreement, no consent from the Company shall be required). Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the Company, Acquiror, Sponsor and each Insider and their respective successors, heirs and assigns and permitted transferees.

14. This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Letter Agreement shall be brought and enforced in the courts of New York City, in the State of New York, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

15. Any notice, consent or request to be given in connection with any of the terms or provisions of this Letter Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile transmission.

16. This Letter Agreement shall terminate on the earlier of (i) the latest of (x) the expiration of the Lock-up Periods or (y) the vesting in full and delivery of all Vesting Shares, or (ii) the liquidation of Acquiror; provided, however, that paragraph 4 of this Letter Agreement shall survive such liquidation for a period of six years. No such termination shall relieve the Sponsor, the Insiders or Acquiror from any liability resulting from a breach of this Letter Agreement occurring prior to such termination.

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17. If, and as often as, there are any changes in Acquiror, the Founder Shares or Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or business combination, or by any other means, equitable adjustment shall be made to the provisions of this Letter Agreement as may be required so that the rights, privileges, duties and obligations hereunder shall continue with respect to Acquiror, Acquiror’s successor or the surviving entity of such transaction, the Founder Shares or Common Stock, each as so changed. For the avoidance of doubt, such equitable adjustment shall be made to the applicable Common Share Price set forth in paragraph 7(d).

18. Each of the Sponsor and the Insiders hereby represents and warrants (severally and not jointly as to itself, himself or herself only) to Acquiror and the Company as follows:

(a) if such Person is not an individual, it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Letter Agreement and the consummation of the transactions contemplated hereby are within such Person’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of such Person;

(b) if such Person is an individual, such Person has full legal capacity, right and authority to execute and deliver this Letter Agreement and to perform his or her obligations hereunder;

(c) this Letter Agreement has been duly executed and delivered by such Person and, assuming due authorization, execution and delivery by the other parties to this Letter Agreement, this Letter Agreement constitutes a legally valid and binding obligation of such Person, enforceable against such Person in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies);

(d) the execution and delivery of this Letter Agreement by such Person does not, and the performance by such Person of his, her or its obligations hereunder will not, (i) if such Person is not an individual, conflict with or result in a violation of the organizational documents of such Person, or (ii) require any consent or approval that has not been given or other action that has not been taken by any third party (including under any Contract binding upon such Person or such Person’s Founder Shares or Private Placement Warrants, as applicable), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Person of its, his or her obligations under this Letter Agreement;

(e) there are no Actions pending against such Person or, to the knowledge of such Person, threatened against such Person, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Person of its, his or her obligations under this Letter Agreement;

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(f) such Person has had the opportunity to read the Merger Agreement and this Sponsor Agreement and has had the opportunity to consult with its tax and legal advisors;

(g) except as otherwise described in this Letter Agreement, such Person has the direct or indirect interest in all of its, his or her Common Stock, Warrants and Founder Shares (including, with respect to the Sponsor, the Private Placement Warrants), such Person has good title to all such Common Stock, Warrants and Founder Shares (including, with respect to the Sponsor, the Private Placement Warrants), there exist no Liens or any other limitation or restriction (including, without limitation, any restriction on the right to vote, sell or otherwise dispose of such securities) affecting any such securities, other than pursuant to (i) this Letter Agreement, (ii) the Certificate of Incorporation, (iii) the Merger Agreement, (iv) the Existing Registration Rights Agreement, or (v) any applicable securities Laws; and

(h) the securities listed on Annex A are the only securities in Acquiror (including, without limitation, any securities convertible into, or which can be exercised or exchanged for, equity securities of Acquiror) owned of record or beneficially owned by such Person as of the date hereof and such Person has the sole power to dispose of (or sole power to cause the disposition of) and the sole power to vote (or sole power to direct the voting of) such securities and none of such securities is subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such securities, except as provided in this Letter Agreement.

19. The Sponsor hereby represents and warrants to Acquiror and the Company that, other than Deutsche Bank Securities Inc., BofA Securities, Inc., Morgan Stanley, Barclays Capital Inc. and Citibank Global Markets Inc., no financial advisor, investment banker, broker, finder or other similar intermediary is entitled to any fee or commission from Sponsor or any of its affiliates in connection with the Merger Agreement or this Letter Agreement or any of the respective transactions contemplated thereby and hereby, in each case, based upon any arrangement or agreement made by or, to the knowledge of Sponsor, for which Acquiror, the Company or any of their respective affiliates (other than, in the case of Acquiror, Sponsor) would have any obligations or liabilities of any kind or nature.

20. The Sponsor and each Insider hereby agrees to supplement Annex A from time to time to the extent that the Sponsor or any Insider acquires additional securities in Acquiror.

21. By executing this Letter Agreement, each of the Insiders who is a member of the Acquiror’s board of directors (other than Andrew McKnight) hereby resigns from all director and committee positions at Acquiror and any of its subsidiaries without the need for acceptance or further action by any party effective as of, and contingent upon, the Effective Time (or such other time as may be mutually agreed in writing by Acquiror and the Company).

[Signature Page Follows]

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Sincerely,

SPONSOR:

FORTRESS ACQUISITION SPONSOR II LLC

By:	/s/ Alexander P. Gillette
Name: Alexander P. Gillette
Title: Secretary

By:	/s/ Joshua A. Pack
Name: Joshua A. Pack

By:	/s/ Andrew A. McKnight
Name: Andrew A. McKnight

By:	/s/ Daniel N. Bass
Name: Daniel N. Bass

By:	/s/ Micah B. Kaplan
Name: Micah B. Kaplan

By:	/s/ Alexander P. Gillette
Name: Alexander P. Gillette

By:	/s/ Marc Furstein
Name: Marc Furstein

By:	/s/ Leslee Cowen
Name: Leslee Cowen

By:	/s/ Aaron F. Hood
Name: Aaron F. Hood

[Signature Page to Letter Agreement]

By:	/s/ Carmen A. Policy
Name: Carmen A. Policy

By:	/s/ Rakefet Russak-Aminoach
Name: Rakefet Russak-Aminoach

By:	/s/ Sunil Gulati
Name: Sunil Gulati

[Signature Page to Letter Agreement]

Acknowledged and Agreed:

ACQUIROR:

FORTRESS VALUE ACQUISITION CORP. II

By:	/s/ Alexander P. Gillette
Name: Alexander P. Gillette
Title: General Counsel

[Signature Page to Letter Agreement]

Acknowledged and Agreed:

COMPANY:

WILCO HOLDCO, INC.

By:	/s/ Labeed Diab
Name: Labeed Diab
Title: Chief Executive Officer

[Signature Page to Letter Agreement]

Annex A

Beneficial Ownership

Name	Class A Common Stock[1]	Class F Common Stock[2]	Public Warrants[3]	Private Placement Warrants[4]
Fortress Acquisition Sponsor II LLC[5]	—	8,525,000	—	5,933,333
Joshua A. Pack	10,000	—	2,000	—
Andrew A. McKnight	30,000	—	6,000	—
Daniel N. Bass	5,000	—	1,000	—
Alexander P. Gillette	5,000	—	1,000	—
Marc Furstein	30,000	—	6,000	—
Aaron F. Hood	—	25,000	—	—
Carmen A. Policy	—	25,000	—	—
Rakefet Russak-Aminoach	—	25,000	—	—
Sunil Gulati	—	25,000	—	—

[1]	Class A Common Stock, par value $0.0001.
[2]	Class F Common Stock, par value $0.0001.
[3]	Warrants are for the purchase of one share of Class A Common Stock, par value $0.0001, at an exercise price of $11.50 per share.
[4]	Warrants are for the purchase of one share of Class A Common Stock, par value $0.0001, at an exercise price of $11.50 per share.
[5]	Joint filing entity: Principal Holdings I LP.

Exhibit 10.3

EXECUTED VERSION

STOCKHOLDERS AGREEMENT

THIS STOCKHOLDERS AGREEMENT (this “Agreement”) is made as of the 21st day of February, 2021, and shall be effective as of the Effective Time, by and among Fortress Value Acquisition Corp. II, a Delaware corporation (the “Company”), and each of the investors listed on Schedule A hereto and any additional investor that becomes a party to this Agreement in accordance with Section 4.1.

RECITALS

WHEREAS, the Company and Wilco Holdco, Inc., a Delaware corporation (“Legacy ATI”), are party to that certain Agreement and Plan of Merger, dated as of February 21, 2021 (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Legacy ATI, and FVAC Merger Corp. II, a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will merge with and into Legacy ATI, with Legacy ATI being the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”);

WHEREAS, as a result of the consummation of the transactions contemplated by the Merger Agreement, the Advent Stockholders will become stockholders of the Company and will cease to be stockholders of Legacy ATI; and

WHEREAS, contemporaneously with the execution and delivery of the Merger Agreement, the parties hereto desire to enter into this Agreement, to be effective upon the Effective Time.

NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements and understandings set forth herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. For purposes of this Agreement:

“Advent Director” shall mean an individual elected to the Board of Directors that has been designated, nominated or appointed by the Advent Stockholders pursuant to this Agreement. For the avoidance of doubt, the “Advent Designated Directors” shall be deemed to have been designated, nominated or appointed, as applicable, by the Advent Stockholders pursuant to this Agreement.

“Advent Stockholders” shall mean the Advent Stockholders listed on Schedule A, together with their respective successors and any Permitted Transferee that becomes a party hereto pursuant to Section 4.1.

“Affiliate” shall mean, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing

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members of, or shares the same management company with, such Person; provided, that “Affiliate” with respect to the Advent Stockholders shall not include the Company or its Subsidiaries. As used in this definition, the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Applicable Governance Rules” means applicable federal and state securities Law and the rules of the NYSE relating to the Board and the corporate governance of the Company, including, without limitation, Rule 10A-3 of the Exchange Act and Rule 303A of the NYSE Listed Company Manual.

“Beneficially Own” shall have the meaning set forth in Rule 13d-3 of the rules and regulations under the Exchange Act. For the avoidance of doubt, the beneficial ownership of the Advent Stockholders shall be aggregated together along with the beneficial ownership of their Affiliates.

“Certificate of Incorporation” shall mean the Acquiror A&R Charter (as defined in the Merger Agreement) as in effect upon the Filing and thereafter from time to time amended in accordance with the terms hereof and thereof and pursuant to applicable Law.

“Common Stock” shall mean Class A Common Stock, par value $0.0001 per share, of the Company.

“Company Shares” shall mean shares of Common Stock and any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), shares of Common Stock, including options and warrants.

“Disqualified Director” means any Person prohibited or disqualified from serving as a Director of the Company pursuant to any rule or regulation of the SEC or the rules of the securities exchange on which the Company’s securities are listed or by applicable Law.

“Director” shall mean a member of the Board of Directors of the Company.

“Effective Time” shall have the meaning set forth in the Merger Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing” shall mean the filing of the Certificate of Incorporation with the Secretary of State of the State of Delaware.

“Governmental Authority” means any federal, state, provincial, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, arbitrator, court or tribunal of (a) the United States or (b) any state, commonwealth, province, territory or possession of the United States and any political subdivision thereof (including counties and municipalities).

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“Governmental Order” means any ruling, order, judgment, injunction, edict, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority.

“Independent Director” means a Director who is, as of the date of such Director’s election or appointment and as of any other date on which the determination is being made, an NYSE Independent Director and an SEC Independent Director.

“Law” means any common law, statutes, constitution, treaty, resolutions, rules, codes, regulations, ordinances, restrictions or Governmental Orders of, or issued by, a Governmental Authority.

“Majority Advent Stockholders” means the affirmative vote of the Advent Stockholders who hold a number of Company Shares representing more than fifty percent (50%) of the aggregate number of Company Shares held by the Advent Stockholders.

“Necessary Action” shall mean, with respect to a specified result, all actions (to the extent such actions are permitted by Law, within such party’s control and do not conflict with the terms of this Agreement) reasonably necessary to cause such result, including (a) voting or providing a written consent or proxy with respect to the Company Shares, (b) causing the adoption of stockholders’ resolutions and amendments to the Certificate of Incorporation, (c) executing agreements and instruments, (d) causing the members of the Board of Directors to take such actions (to the extent allowed by Delaware Law) and/or (e) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations, publications or similar actions that are required to achieve such result.

“NYSE Independent Director” means a Director who qualifies, as of the date of such Director’s election or appointment to the Board of Directors and as of any other date on which the determination is being made, as an “Independent Director” under the listing requirements of the NYSE, as amended from time to time, as determined by the Board of Directors without the vote of such Director.

“Permitted Transferee” shall mean, with respect to any Person, (a) any Affiliate of such Person, (b) with respect to any Person that is an investment fund, vehicle or similar entity, (i) any other investment fund, vehicle or similar entity of which such Person or an Affiliate, advisor or manager of such Person serves as the general partner, manager or advisor and (ii) any direct or indirect limited partner or investor in such investment fund, vehicle or similar entity or any direct or indirect limited partner or investor in any other investment fund, vehicle or similar entity of which such Person or an Affiliate, advisor or manager of such Person serves as the general partner, manager or advisor (provided, however, that in no event shall any “portfolio companies” (as such term is customarily used in the private equity industry) of any such Person or any entity that is controlled by a “portfolio company” of any such Person constitute a Permitted Transferee) and (c) in the case of any Person who is an individual, (i) any successor by death or (ii) any trust, partnership, limited liability company or similar entity solely for the benefit of such individual or such individual’s spouse or lineal descendants, provided that such individual acts as trustee, general partner or managing member and retains the sole power to direct the voting and disposition of the transferred Company Shares.

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“Person” shall mean any individual, corporation, partnership, trust, limited liability company, association or other entity.

“SEC” means the United States Securities and Exchange Commission.

“SEC Independent Director” means a Director who qualifies, as of the date of such Director’s election or appointment to the Board of Directors and as of any other date on which the determination is being made, as an “Independent Director” under Rule 10A-3 under the Exchange Act, as determined by the Board of Directors without the vote of such Director.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” means, with respect to a Person, any corporation or other organization (including a limited liability company or a partnership), whether incorporated or unincorporated, of which such Person directly or indirectly owns or controls a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization or any organization of which such Person or any of its Subsidiaries is, directly or indirectly, a general partner or managing member.

2. Board of Directors.

2.1 The Company shall take all Necessary Action such that as of the Effective Time:

(a) the size of the Board of Directors shall be set at eight Directors;

(b) the members of the Board of Directors shall be constituted as follows: (i) the seven individuals identified on Schedule B as Advent Designated Directors (the “Advent Designated Directors”), at least five of whom shall (A) not be Affiliates of the Advent Stockholders or any other holder of equity interests of Legacy ATI immediately prior to the Effective Time, and (B) be Independent Directors; and (ii) the individual identified on Schedule B as the Additional Designated Director (the “Additional Designated Director,” and together with the Advent Designated Directors, the “Designated Directors”); provided, however, that, if the Additional Designated Director qualifies as an Independent Director, only four of the seven Advent Designated Directors must be persons satisfying the criteria described in subclauses “(A)” and “(B)” of clause “(i)” of this Section 2.1(b);

(c) one of the Advent Designated Directors shall serve as Chairman of the Board of Directors, who shall initially be the individual identified on Schedule B as the Chairman of the Board of Directors;

(d) three Advent Designated Directors shall be appointed as Class III Directors as set forth on Schedule B with terms ending at the third Annual Meeting of Stockholders following the Effective Time;

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(e) two Advent Designated Directors shall be appointed as Class II Directors as set forth on Schedule B with terms ending at the second Annual Meeting of Stockholders following the Effective Time; and

(f) two Advent Designated Directors and the Additional Designated Director as set forth on Schedule B shall be appointed as Class I Directors with terms ending at the first Annual Meeting of Stockholders following the Effective Time.

2.2 (a) Following the Effective Time, the Advent Stockholders shall be entitled to designate for nomination to the Board of Directors a number of persons (the “Advent Nominees”) (and such persons shall be included in any proxy statement prepared by the Company in connection with soliciting proxies for any meeting of the stockholders of the Company called with respect to the election of Directors, and at any adjournment or postponement thereof (the “Company Proxy Statement”), and on any action or approval of the stockholders of the Company with respect to the election of Directors), based on (x) the number of continuing Advent Directors on the Board of Directors following the applicable action, and (y) the aggregate number of Company Shares held by the Advent Stockholders as of the date of receipt of the Company Notice provided in accordance with Section 2.2(b). The number of Advent Nominees that the Advent Stockholders shall be entitled to designate for nomination to the Board of Directors shall be as follows:

(i) if, as of the date of receipt of the Company Notice provided by the Company in accordance with Section 2.2(b), the aggregate number of Company Shares held by the Advent Stockholders is equal to or greater than 50% of the outstanding Company Shares, such number of Advent Nominees to ensure that, following the applicable action, the Board of Directors includes at least five Advent Directors;

(ii) if, as of the date of receipt of the Company Notice provided by the Company in accordance with Section 2.2(b), the aggregate number of Company Shares held by the Advent Stockholders is less than 50% and equal to or greater than 38% of the outstanding Company Shares, such number of Advent Nominees to ensure that, following the applicable action, the Board of Directors includes at least four Advent Directors;

(iii) if, as of the date of receipt of the Company Notice provided by the Company in accordance with Section 2.2(b), the aggregate number of Company Shares held by the Advent Stockholders is less than 38% and equal to or greater than 26% of the outstanding Company Shares, such number of Advent Nominees to ensure that, following the applicable action, the Board of Directors includes at least three Advent Directors;

(iv) if, as of the date of receipt of the Company Notice provided by the Company in accordance with Section 2.2(b), the aggregate number of Company Shares held by the Advent Stockholders is less than 26% and equal to or greater than 13% of the outstanding Company Shares, such number of Advent Nominees to ensure that, following the applicable action, the Board of Directors includes at least two Advent Directors;

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(v) if, as of the date of receipt of the Company Notice provided by the Company in accordance with Section 2.2(b), the aggregate number of Company Shares held by the Advent Stockholders is less than 13% and equal to or greater than 5% of the outstanding Company Shares, such number of Advent Nominees to ensure that, following the applicable action, the Board of Directors includes at least one Advent Director; and

(vi) if, as of the date of receipt of the Company Notice provided by the Company in accordance with Section 2.2(b), the aggregate number of Company Shares held by the Advent Stockholders is less than 5% of the outstanding Company Shares, Advent Stockholders shall not be entitled to designate any Advent Nominees to the Board of Directors.

(b) The Company shall provide the Advent Stockholders with written notice of the date on which the Company expects to file any Company Proxy Statement pursuant to which action to elect Directors is to be taken (the “Company Notice”) at least 30 days prior to such filing date. The Advent Stockholders shall designate the Advent Nominees for nomination to the Board of Directors by giving written notice to the Company setting forth the name and address of the Advent Nominee promptly following receipt of the Company Notice, and in any event, within 10 business days following receipt of the Company Notice.

(c) Subject to Section 2.2(d), the Company shall take all Necessary Action to (i) (x) ensure that each of the Advent Nominees that are properly nominated pursuant to this Section 2.2 are included in the nominees to the Board of Directors on each slate of nominees for election of Directors proposed by the Board of Directors and (y) recommend the election of the Advent Nominees that are properly nominated pursuant to this Section 2.2 to the stockholders of the Company; and (ii) ensure that each of the Advent Nominees that are properly nominated pursuant to this Section 2.2 is included as a nominee to the Board of Directors in any Company Proxy Statement, and on every action or approval by written resolution of the stockholders of the Company or the Board of Directors with respect to the election of Directors, as applicable.

(d) Any nominated Director shall be subject to customary due diligence process, including a review of a completed questionnaire and a customary background check. Based on the foregoing, the Company may reasonably object to any such nominee within 15 days of receiving such completed questionnaire and background check authorization, (i) provided it does so in good faith and (ii) solely to the extent such objection is based upon any of the following: (A) such nominee was convicted in a criminal proceeding (excluding traffic violations and other minor offenses); or (B) such nominee was the subject of any order, judgment or decree not subsequently reversed, suspended or vacated of any court of competent jurisdiction or any administrative body (including the SEC), permanently or temporarily enjoining, or otherwise limiting in a material way, such proposed Director from engaging in any business activity as a result of any violation by such proposed Director of federal or state securities Laws. In the event the Board of Directors reasonably finds any such nominee to be unsuitable based upon one or more of the foregoing clauses “(A)” or “(B)” and reasonably objects to such nominated Director, the

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Advent Stockholders that nominated such Director shall be entitled to propose a different nominee to the Board of Directors within 15 days of the Company’s notice to the Advent Stockholders of its objection to such nominee and such replacement nominee shall be subject to the review process outlined in this Section 2.2(d). The Advent Stockholders shall not nominate a Disqualified Director.

2.3 Board Size. For so long as the Advent Stockholders shall have the right to designate an Advent Nominee, the Company shall not, directly or indirectly, without the prior written consent of the Majority Advent Stockholders, increase the size of the Board of Directors in excess of eight members. In the event that the size of the Board of Directors is increased, the number of Advent Nominees that the Advent Stockholders shall be entitled to designate for nomination to the Board of Directors set forth in Section 2.2 shall be proportionately adjusted to provide the same effect as contemplated by such Section 2.2 prior to such action.

2.4 Removal; Resignation. Any Director may resign at any time upon written notice to the Company. If the Advent Stockholders notify the Company that the Advent Stockholders desire to remove an Advent Director with cause, then such Director shall be removed from the Board of Directors and the Company shall take all Necessary Action to cause such removal of such Director.

2.5 Vacancies. In the event that a vacancy is created on the Board of Directors at any time by the death, disability, retirement, resignation or removal of any Advent Director, each party shall take all Necessary Action to elect or appoint an Advent Designated Director to replace the Advent Director whose death, disability, retirement, resignation or removal resulted in such vacancy on the Board of Directors. Notwithstanding anything to the contrary, the director position for such Advent Director shall not be filled pending such designation and appointment, unless the Advent Stockholders fail to designate an Advent Nominee for more than 15 days, after which the Company may appoint a successor Director until the Advent Stockholders make such designation.

2.6 Expenses. The Company shall cause the Advent Directors to be reimbursed for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and any committees thereof, including travel, lodging and meal expenses.

2.7 Committees of the Board. Immediately following the Effective Time, the Company shall establish and, following the Effective Time, maintain, in accordance with the Bylaws, an audit committee, a compensation committee, a compliance committee and a nominating and corporate governance committee. The committees shall have such duties and responsibilities as are customary for such committees, subject to the provisions of this Agreement and Applicable Governance Rules, and shall be composed as follows:

(a) The audit committee shall consist of three Independent Directors (at least one of whom shall satisfy the “audit committee financial expert” requirements as such term is defined by Item 407(d)(5) of Regulation S-K). The members of the audit committee shall be determined by the Board of Directors (upon the recommendation of the nominating and corporate governance committee); provided, that the Company shall take all Necessary Action such that the audit committee members and the audit committee chairperson immediately following the

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Effective Time shall be as set forth on Schedule B; provided, further, that the Board of Directors shall, (i) for so long as there are two or more Advent Directors on the Board of Directors, take all necessary steps to cause at least a majority of the members of the audit committee to be composed of Advent Directors, unless such designation would violate any legal restriction on such committee’s composition or Applicable Governance Rules and (ii) for so long as there is one Advent Director, take all necessary steps to cause the Advent Director to be appointed as a member of the audit committee unless such designation would violate any legal restriction on such committee’s composition or Applicable Governance Rules.

(b) The compensation committee shall consist of three Directors. The members of the compensation committee shall be determined by the Board of Directors (upon the recommendation of the nominating and corporate governance committee); provided, that the Company shall take all Necessary Action such that the compensation committee members and the compensation committee chairperson immediately following the Effective Time shall be as set forth on Schedule B shall be; provided, further, that the Board of Directors shall, (i) for so long as there are two or more Advent Directors on the Board of Directors, take all necessary steps to cause at least a majority of the members of the compensation committee to be composed of Advent Directors, unless such designation would violate any legal restriction on such committee’s composition or Applicable Governance Rules, and (ii) for so long as there is one Advent Director, take all necessary steps to cause the Advent Director to be appointed as a member of the compensation committee unless such designation would violate any legal restriction on such committee’s composition or Applicable Governance Rules.

(c) The compliance committee shall consist of three Directors. The members of the compliance committee shall be determined by the Board of Directors (upon the recommendation of the nominating and corporate governance committee); provided, that the Company shall take all Necessary Action such that the compliance committee members and the compliance committee chairperson immediately following the Effective Time shall be as set forth on Schedule B; provided, further, that the Board of Directors shall, (i) for so long as there are two or more Advent Directors on the Board of Directors, take all necessary steps to cause at least a majority of the members of the compliance committee to be composed of Advent Directors, unless such designation would violate any legal restriction on such committee’s composition or Applicable Governance Rules and (ii) for so long as there is one Advent Director, take all necessary steps to cause the Advent Director to be appointed as a member of the compliance committee unless such designation would violate any legal restriction on such committee’s composition or Applicable Governance Rules.

(d) The nominating and corporate governance committee shall consist of three Directors. The members of the nominating and corporate governance committee shall be determined by the Board of Directors; provided, that the Company shall take all Necessary Action such that the nominating and corporate governance committee members and the nominating and corporate governance committee chairperson immediately following the Effective Time shall be as set forth on Schedule B; provided, further, that the Board of Directors shall, (i) for so long as there are two or more Advent Directors on the Board of Directors, take all necessary steps to cause at least a majority of the members of the nominating and corporate governance committee to be composed of Advent Directors, unless such designation would violate any legal restriction on such committee’s composition or Applicable Governance Rules and (ii) for so long as there is one Advent Director, take all necessary steps to cause the Advent Director to be appointed as a member of the nominating and corporate governance committee unless such designation would violate any legal restriction on such committee’s composition or Applicable Governance Rules.

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(e) To the extent that the Board of Directors forms any other committees of the Board of Directors, then such members shall be determined by the Board of Directors (upon the recommendation of the nominating and governance committee); provided, that the Board of Directors shall, (i) for so long as there are two or more Advent Directors, take all necessary steps to cause at least a majority of the members of such committee to be composed of Advent Directors, unless such designation would violate any legal restriction on such committee’s composition or Applicable Governance Rules and (ii) for so long as there is one Advent Director, take all necessary steps to cause the Advent Director to be appointed as a member of such committee unless such designation would violate any legal restriction on such committee’s composition or Applicable Governance Rules.

2.8 D&O Insurance. The Company shall obtain directors’ and officers’ liability insurance that shall be effective as of the Effective Time and will cover the directors and officers of the Company (including the Directors) and its Subsidiaries at and after the date hereof in an amount and upon terms typical and reasonable for a directors’ and officers’ liability insurance policy for a company whose equity is listed on the NYSE. The directors’ and officers’ liability insurance policy shall have a scope of coverage terms and limits that are reasonably appropriate for a company of similar characteristics (including the line of business, market capitalization and revenues) as the Company and its Subsidiaries.

3. Right to Conduct Activities. The Company expressly acknowledges and agrees that: (a) the Advent Stockholders and each Advent Director who is an employee of an Advent Stockholder or any Affiliate thereof shall have the right to, and shall have no duty (contractual or otherwise) not to, directly or indirectly, engage in the same or similar business activities or lines of business as the Company or its Subsidiaries, including those deemed to be competing with the Company or its Subsidiaries; and (b) in the event that an Advent Stockholder or any Advent Director or any of their respective Affiliates acquires knowledge of a potential transaction or matter that may be a corporate opportunity for both the Company or its Subsidiaries and such Advent Stockholder, Advent Director or any other Person, the Advent Stockholder, Advent Director or Affiliate thereof, as applicable, shall have no duty (contractual or otherwise) to communicate or present such corporate opportunity to the Company or its Subsidiaries, as the case may be, and, notwithstanding any provision of this Agreement to the contrary, shall not be liable to the Company or its Subsidiaries or their respective Affiliates or equityholders for breach of any duty (contractual or otherwise) by reason of the fact that such Advent Stockholder, Advent Director or Affiliate, as applicable, directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another Person, or does not present such opportunity to the Company or its Subsidiaries, unless, in the case of this clause “(b),” such potential transaction or matter that may be a corporate opportunity is expressly offered or presented to, acquired, created or developed by, or otherwise comes into the possession of, an Advent Director in his or her capacity as a Director or through his or her services to, or pursuant to a contract with, the Company or any of its Subsidiaries; provided, that the Advent Stockholders and each Advent Director shall not use any confidential information of the Company or its Subsidiaries for any purpose in connection with any of the foregoing.

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4. Miscellaneous.

4.1 Successors and Assigns. No party shall assign this Agreement or any part hereof without the prior written consent of the other parties; provided, however, that the rights under this Agreement may be assigned (but only with all related obligations) by an Advent Stockholder to a Permitted Transferee of such Advent Stockholder; provided, that (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such Permitted Transferee and the Company Shares with respect to which such rights are being transferred and (b) such Permitted Transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

4.2 Effectiveness; Termination. This Agreement shall not be effective until the Effective Time. In the event the Merger Agreement is terminated in accordance with its terms, this Agreement shall automatically terminate and be of no further force or effect. In addition, this Agreement shall terminate and be of no further force and effect upon the earlier of (a) the written agreement to terminate this Agreement of the Company and the Advent Stockholders who, as of the date of such written agreement, hold the majority of the Company Shares held by all Advent Stockholders and (b) the date on which the Advent Stockholders no longer hold Company Shares; provided, however, that such termination shall not release any party of any liability for any breach of this Agreement occurring prior to such termination.

4.3 Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or otherwise) based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

4.4 Consent to Jurisdiction. In any action between any of the parties arising out of or relating to this Agreement or any of the transactions contemplated hereby, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in any state court of Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case each of the Parties irrevocably and unconditionally consents and submits to the jurisdiction of the United States District Court for the District of Delaware); (b) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (c) agrees that it will not bring any such action in any court other than such courts. Service of any process, summons, notice or document to any party’s address and in the manner set forth in Section 4.7 shall be effective service of process for any such action. Each of the parties agrees that the mailing of process or other papers in connection with any action or proceeding in the manner provided in Section 4.7 or such other manner as may be permitted by requirement of Law shall be valid and

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sufficient service of process. Notwithstanding the foregoing in this Section 4.4, a party may commence any action or proceeding in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts. Each party hereto further waives any claim and will not assert that venue should properly lie in any other location within the selected jurisdiction.

4.5 Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (AND SHALL CAUSE ITS SUBSIDIARIES AND AFFILIATES TO WAIVE) THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY IN CONNECTION HEREWITH. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES TO ENTER INTO THIS AGREEMENT.

4.6 Captions; Counterparts. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in multiple counterparts, each of which when executed and delivered shall thereby be deemed to be an original and all of which taken together shall constitute one and the same instrument. Any party may deliver signed counterparts of this Agreement to the other parties by means of facsimile, portable document format (.PDF) signature or electronic transmission.

4.7 Notices. To be valid for purposes hereof, any notice, request, demand, waiver, consent or approval (any of the foregoing, a “Notice”) that is required hereunder shall be in writing. A Notice shall be deemed given only as follows: (a) on the date delivered personally or by email (provided that the email is not bounced back); (b) three business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one business day following deposit with a nationally recognized overnight courier service for next day delivery, charges prepaid, and, in each case, addressed to the intended recipient as set forth below:

If to the Company (prior to the Effective Time):

Fortress Value Acquisition Corp. II

1345 Avenue of the Americas

46th Floor

New York, New York

Attention: Alexander Gillette

E-mail:     agillette@fortress.com

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with a copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, New York 10001

Attention: Joseph A. Coco

Blair T. Thetford

Email:      Joseph.Coco@skadden.com

Blair.Thetford@skadden.com

If to Legacy ATI (and, following the Effective Time, the Company):

ATI Physical Therapy

790 Remington Blvd.

Bolingbrook, Illinois 60440

Attention: Diana M. Chafey

Email:      diana.chafey@atipt.com

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

100 Federal Street, 34th Floor

Boston, Massachusetts 02110

Attention: Marilyn French Shaw

Email:       MarilynFrench.Shaw@weil.com

Weil, Gotshal & Manges LLP

200 Crescent Court, Suite 300

Dallas, Texas 75201

Attention: James R. Griffin

Email:      James.Griffin@weil.com

If to an Advent Stockholder, to the address set forth below such Advent Stockholder’s name on Schedule A hereto. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by providing Notice to the other parties.

4.8 Amendments and Waivers. This Agreement may be amended or modified in whole or in part only by a duly authorized agreement in writing duly executed by the Company and the Advent Stockholders that then hold Company Shares that makes reference to this Agreement; provided, however, that Schedule A to this Agreement may be amended at any time by the Company to add as a party hereto any Person that acquires any Company Shares in compliance with the terms of this Agreement and executes a supplemental signature page. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

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4.9 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon determination by a court of competent jurisdiction that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

4.10 Conflict with Certificate of Incorporation. In the event of a conflict between the Certificate of Incorporation and this Agreement, it is expressly agreed that, to the extent not inconsistent with Delaware Law, as between the Advent Stockholders this Agreement shall prevail and the parties shall use reasonable best efforts to amend the Certificate of Incorporation to be consistent with this Agreement. For the avoidance of doubt, nothing contained in this Agreement shall be deemed to constitute an amendment of the Certificate of Incorporation or of any previous certificate of incorporation of the Company. Notwithstanding any other provisions of this Agreement, to the extent not inconsistent with Delaware Law, the Company undertakes to be bound by and comply with the terms and conditions of this Agreement insofar as the same relates to the Company and any Subsidiaries of the Company and to act in all respects as contemplated by this Agreement.

4.11 Entire Agreement. This Agreement constitutes the entire agreement among the parties relating to the transactions contemplated hereby and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, that may have related in any way to the subject matter hereof. No representations, warranties, covenants, understandings or agreements, oral or otherwise, relating to the transactions contemplated hereby exist between the parties hereto except as expressly set forth or referenced in this Agreement.

4.12 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by Law or otherwise afforded to any party, shall be cumulative and not alternative.

4.13 Construction. Any use of the singular or plural, or the masculine, feminine, or neuter gender, includes the others, unless the context otherwise requires; “including” means “including without limitation;” “or” means “and/or;” “any” means “any one, more than one, or all.”. The words “this Agreement,” “herein,” “hereof,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement.. The parties hereto intend that each representation, warranty and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity)

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which such party has not breached will not detract from or mitigate the fact that such party is in breach of the first representation, warranty or covenant. All references in this Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change or transaction occurring after the date hereof.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Stockholders Agreement as of the date first written above.

FORTRESS VALUE ACQUISITION CORP. II

By:	/s/ Alexander P. Gillette
Name: Alexander P. Gillette
Title: General Counsel

[SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

WILCO ACQUISITION, LP

By:	Wilco GP, Inc., its General Partner

By:	/s/ John Maldonado
Name:	John Maldonado
Title:	President

[SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

WILCO GP, INC.

By:	/s/ John Maldonado
Name:	John Maldonado
Title:	President

[SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

Advent International GPE VII-A Limited Partnership
Advent International GPE VII-E Limited Partnership
Advent International GPE VII-H Limited Partnership

By:	GPE VII GP Limited Partnership, General Partner
By:	Advent International GPE VII, LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ James Westra ,
Name:	James Westra
Title:	General Counsel and Managing Partner

Advent International GPE VII Limited Partnership
Advent International GPE VII-B Limited Partnership
Advent International GPE VII-C Limited Partnership
Advent International GPE VII-D Limited Partnership
Advent International GPE VII-F Limited Partnership
Advent International GPE VII-G Limited Partnership

By:	GPE VII GP (Delaware) Limited Partnership, General Partner
By:	Advent International GPE VII, LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ James Westra ,
Name:	James Westra
Title:	General Counsel and Managing Partner

Advent Partners GPE VII Limited Partnership
Advent Partners GPE VII Cayman Limited Partnership
Advent Partners GPE VII – A Limited Partnership
Advent Partners GPE VII – A Cayman Limited Partnership
Advent Partners GPE VII – B Cayman Limited Partnership
Advent Partners GPE VII 2014 Limited Partnership
Advent Partners GPE VII 2014 Cayman Limited Partnership
Advent Partners GPE VII – A 2014 Limited Partnership
Advent Partners GPE VII – A 2014 Cayman Limited Partnership

By:	Advent International GPE VII, LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ James Westra ,
Name:	James Westra
Title:	General Counsel and Managing Partner

[SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

GPE VII ATI CO-INVESTMENT LIMITED PARTNERSHIP

By:	Advent International GPE VII, LLC, its General Partner

By:	Advent International Corporation, its Manager

By:	/s/ James Westra
Name:	James Westra
Title:	General Counsel and Managing Partner

[SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

Schedule A

Advent Stockholders

Wilco Acquisition, LP	c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801

WILCO GP, INC.	c/o Advent International Corporation 75 State Street Boston, MA, 02109

Advent International GPE VII Limited Partnership	c/o Advent International Corporation 75 State Street Boston, MA, 02109

Advent International GPE VII-A Limited Partnership	c/o Advent International Corporation 75 State Street Boston, MA, 02109

Advent International GPE VII-B Limited Partnership	c/o Advent International Corporation 75 State Street Boston, MA, 02109

Advent International GPE VII-C Limited Partnership	c/o Advent International Corporation 75 State Street Boston, MA, 02109

Advent International GPE VII-D Limited Partnership	c/o Advent International Corporation 75 State Street Boston, MA, 02109

Advent International GPE VII-E Limited Partnership	c/o Advent International Corporation 75 State Street Boston, MA, 02109

Advent International GPE VII-F Limited Partnership	c/o Advent International Corporation 75 State Street Boston, MA, 02109

Advent International GPE VII-G Limited Partnership	c/o Advent International Corporation 75 State Street Boston, MA, 02109

Advent International GPE VII-H Limited Partnership	c/o Advent International Corporation 75 State Street Boston, MA, 02109

Advent Partners GPE VII Limited Partnership	c/o Advent International Corporation 75 State Street Boston, MA, 02109

Advent Partners GPE VII – A Limited Partnership	c/o Advent International Corporation 75 State Street Boston, MA, 02109

Advent Partners GPE VII Cayman Limited Partnership	c/o Advent International Corporation 75 State Street Boston, MA, 02109

Advent Partners GPE VII – A Cayman Limited Partnership	c/o Advent International Corporation 75 State Street Boston, MA, 02109

Advent Partners GPE VII – B Cayman Limited Partnership	c/o Advent International Corporation 75 State Street Boston, MA, 02109

ADVENT PARTNERS GPE VII 2014 LIMITED PARTNERSHIP	c/o Advent International Corporation 75 State Street Boston, MA, 02109

ADVENT PARTNERS GPE VII 2014 CAYMAN LIMITED PARTNERSHIP	c/o Advent International Corporation 75 State Street Boston, MA, 02109

ADVENT PARTNERS GPE VII-A 2014 LIMITED PARTNERSHIP	c/o Advent International Corporation 75 State Street Boston, MA, 02109

ADVENT PARTNERS GPE VII-A 2014 CAYMAN LIMITED PARTNERSHIP	c/o Advent International Corporation 75 State Street Boston, MA, 02109

GPE VII ATI Co-Investment (Delaware) Limited Partnership	c/o Advent International Corporation 75 State Street Boston, MA, 02109

Schedule B

Directors

Designation	Director Appointees	Class	Committee membership (including any chairperson designation)
Additional Designated Director	Drew McKnight	I	Compliance

Advent Designated Director	John Maldonado	II	Compliance Nominating and Corporate Governance

Advent Designated Director	Carmine Petrone	III	Compensation (Chair)

Advent Designated Director	Chris Krubert	III	Compensation Compliance (Chair)

Advent Designated Director	John Larsen (Chairman of the Board of Directors)	III	Audit Nominating and Corporate Governance (Chair)

Advent Designated Director	Labeed Diab	I

Advent Designated Director	Joanne Burns	II	Audit Compensation

Advent Designated Director	Jamie Parisi	II	Audit (Chair) Nominating and Corporate Governance

Exhibit 10.4

Execution Version

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 21, 2021, is made and entered into by and among Fortress Value Acquisition Corp. II, a Delaware corporation (the “Company”), Fortress Acquisition Sponsor II LLC, a Delaware limited liability company (the “Sponsor”), the undersigned parties listed under Existing Holders on the signature page hereto (each such party, together with the Sponsor and any person or entity deemed an “Existing Holder” , an “Existing Holder” and collectively the “Existing Holders”) and the undersigned parties listed under New Holders on the signature page hereto (each such party, together with any person or entity deemed a “New Holder” who hereafter becomes a party to this Agreement pursuant to Section 6.2 of this Agreement, a “New Holder” and collectively the “New Holders”). Capitalized terms used but not otherwise defined in this Agreement shall have the meaning ascribed to such term in the Merger Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Existing Holders are party to that certain Registration Rights Agreement dated August 11, 2020 (the “Existing Registration Rights Agreement”), pursuant to which the Company granted the Existing Holders certain registration rights with respect to certain securities of the Company;

WHEREAS, the New Holders and Wilco Holdco, Inc. (“ATI”) are party to that certain Amended and Restated Stockholders Agreement dated August 31, 2016 (the “ATI Stockholders Agreement”), which may be terminated by agreement of each of the New Holders, pursuant to the terms of thereof;

WHEREAS, the Company has entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 21, 2021, by and among the Company, FVAC Merger Corp. II, a Delaware corporation and a direct, wholly-owned subsidiary of the Company, and ATI, a Delaware corporation;

WHEREAS, pursuant to the transactions contemplated by the Merger Agreement and subject to the terms and conditions set forth therein, the New Holders will receive shares of common stock, par value $0.0001, of the Company (“Company Stock”), upon the Closing (as defined in the Merger Agreement);

WHEREAS, certain New Holders may receive additional shares of Company Stock (the “Earn Out Shares”) pursuant to the earn out provisions in the Merger Agreement;

WHEREAS, the Company and the Sponsor have entered into that certain Securities Subscription Agreement, dated as of June 15, 2020, pursuant to which the Sponsor purchased an aggregate of 8,625,000 shares (the “Founder Shares”) of the Company’s Class F common stock, par value $0.0001 per share (the “Class F Common Stock”), and the Sponsor subsequently transferred an aggregate of 100,000 Founder Shares to the other Existing Holders;

WHEREAS, the Sponsor purchased an aggregate of 5,933,333 warrants to purchase one share of Common Stock (each, a “Placement Warrant” and collectively, the “Placement Warrants”) pursuant to that certain Private Placement Warrants Purchase Agreement between the Company and the Sponsor, dated as of August 11, 2020, in a private placement transaction exempt from registration under the Securities Act (the “Private Placement”) occurring simultaneously with the closing of the Company’s initial public offering;

WHEREAS, the Company and certain Holders have entered into that certain Amended & Restated Letter Agreement (the “Sponsor Agreement”), dated as of February 21, 2021, wherein the Sponsor and such Holders agreed, in connection with the Closing, to subject the Founder Shares held by the Sponsor to certain vesting requirements, in accordance with the terms of the Sponsor Agreement;

WHEREAS, pursuant to Section 5.5 of the Existing Registration Rights Agreement, the provisions, covenants and conditions set forth therein may be amended or modified upon the written consent of the Company and the Existing Holders of a majority-in-interest of the “Registrable Securities” (as such term was defined in the Existing Registration Rights Agreement) at the time in question; and

WHEREAS, the Company and all of the Existing Holders desire to amend and restate the Existing Registration Rights Agreement in order to provide the Existing Holders and the New Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Board, the Chief Executive Officer or the Chief Financial Officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Block Trade” means an offering and/or sale of Registrable Securities by any Holder on a block trade or underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Board” shall mean the Board of Directors of the Company.

“Class F Common Stock” shall have the meaning given in the Recitals hereto.

“Commission” shall mean the United States Securities and Exchange Commission.

“Commission Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Company” shall have the meaning given in the Preamble.

“Company Stock” shall have the meaning given in the Recitals hereto.

“Company Shelf Takedown Notice” shall have the meaning given in subsection 2.1.3.

“Demand Registration” shall have the meaning given in subsection 2.2.1.

“Demanding Holders” shall have the meaning given in subsection 2.2.1.

“Earn Out Shares” shall have the meaning given in the Recitals hereto.

“Effectiveness Deadline” shall have the meaning given in subsection 2.1.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

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“Existing Holders” shall have the meaning in the Preamble.

“Existing Registration Rights Agreement” shall have the meaning given in the Recitals hereto.

“Form S-1 Shelf” shall have the meaning given in subsection 2.1.1.

“Form S-3 Shelf” shall have the meaning given in subsection 2.1.2.

“Founder Shares” shall have the meaning given in the Recitals hereto and shall be deemed to include the Company Stock issued upon conversion thereof.

“Founder Shares Lock-Up Period” shall mean, with respect to the Founder Shares, from the date hereof until the earlier to occur of (A) 180 days after the date hereof; and (B) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s public stockholders having the right to exchange their Company Stock for cash, securities or other property.

“Holders” shall mean the Existing Holders and the New Holders and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 6.2.

“Lock-Up Periods” shall mean the Founder Shares Lock-Up Period and the New Holder Lock-Up Period.

“Maximum Number of Securities” shall have the meaning given in subsection 2.2.4.

“Merger Agreement” shall have the meaning given in the Recitals hereto.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

“New Holders” shall have the meaning given in the Preamble.

“New Holder Lock-Up Period” shall mean, with respect to the Company Stock held by the New Holders or their Permitted Transferees, from the date hereof until the earlier to occur of (A) 180 days after the date hereof; and (B) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s public stockholders having the right to exchange their Company Stock for cash, securities or other property.

“Permitted Transferees” shall mean (i) prior to the expiration of the Founder Shares Lock-Up Period and the New Holder Lock-Up Period, as the case may be, any person or entity to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities pursuant to Section 3.6.3, (ii) following the expiration of the Founder Shares Lock-Up Period and the New Holder Lock-Up Period, as the case may be, to any stockholder, partner, member or affiliate of such Holder and, if the Holder is an individual, to any of the persons or entities described in Section 3.6.3, and (iii) with respect to the Sponsor and the other Holders party to the Sponsor Agreement, at any time as provided under the Sponsor Agreement.

“Piggyback Registration” shall have the meaning given in subsection 2.3.1.

“Pro Rata” shall have the meaning given in subsection 2.2.4.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

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“Registrable Security” shall mean (a) the shares of Company Stock issued upon the conversion of the Founder Shares, (b) any issued and outstanding shares of Company Stock or any other equity security (including the shares of Company Stock issued or issuable upon the exercise, exchange or conversion of any other equity security) of the Company held by an Existing Holder as of the date of this Agreement, (c) any outstanding shares of Company Stock or any other equity security of the Company held by a New Holder as of the date of this Agreement (including shares transferred to a Permitted Transferee and the shares of Company Stock issued or issuable upon the exercise of any such other equity security), (d) the Placement Warrants (including any shares of Common Stock issued or issuable upon the exercise of any such Placement Warrants), (e) any shares of Company Stock issued or issuable as Earn Out Shares to a New Holder and (f) any other equity security of the Company issued or issuable with respect to any such share of Company Stock described in the foregoing clauses (a) through (f) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, reorganization, stock exchange, stock reconstruction and amalgamation or contractual control arrangement with, purchasing all or substantially all of the assets of, or engagement in any other similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates or book entries for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; or (D) with respect to any Holder, at such time as (1) all remaining shares of Company Stock held by such Holder do not exceed 0.5% of the then-outstanding shares of Company Stock and (2) may be sold without registration and without any limitations, including or restrictions on volume, manner of sale or other limitations or restrictions pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (“Rule 144”).

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Company Stock is then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company;

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(F) reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders initiating a Demand Registration to be registered for offer and sale in the applicable Registration.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

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“Removed Shares” shall have the meaning given in Section 2.6.

“Requesting Holder” shall have the meaning given in subsection 2.2.1.

“Restricted Securities” shall have the meaning given in subsection 3.6.1.

“Rule 144” shall have the meaning given in the definition of “Registrable Security.”

“Rule 415” shall have the meaning given in subsection 2.1.1.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Shelf Takedown Notice” shall have the meaning given in subsection 2.1.3.

“Shelf Underwritten Offering” shall have the meaning given in subsection 2.1.3.

“Sponsor” shall have the meaning given in the Preamble hereto.

“Sponsor Agreement” shall have the meaning given in the Recitals hereto.

“Target Filing Date” has the meaning set forth in subsection 2.1.2.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

ARTICLE II

REGISTRATIONS

2.1 Shelf Registration.

2.1.1 Initial Registration. The Company shall, as soon as practicable, but in no event later than fifteen (15) business days after the consummation of the transactions contemplated by the Merger Agreement, use its reasonable best efforts to file (or confidentially submit) a Registration Statement under the Securities Act to permit the public resale of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) (“Rule 415”) on the terms and conditions specified in this subsection 2.1.1 and shall use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing (or confidential submission) thereof, but in no event later than the earlier of (i) sixty (60) days following the filing (or confidential submission) deadline; provided, that such sixty (60)-day period shall be extended to ninety (90) days after the filing (or confidential submission) deadline if the Registration Statement is reviewed by, and receives comments from, the Commission and (ii) the tenth (10th) Business Day after the date the Company is notified (orally or in writing) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review (such effectiveness due date, the “Effectiveness Deadline”). The Registration Statement filed with the Commission pursuant to this subsection 2.1.1 shall be a shelf registration statement on Form S-1 (a “Form S-1 Shelf”) or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 at any time beginning on the effective date for such Registration Statement. A Registration Statement filed pursuant to this subsection 2.1.1 shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders. The Company shall use its reasonable best efforts to cause a Registration Statement filed pursuant to this subsection 2.1.1 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such

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Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. As soon as practicable following the effective date of a Registration Statement filed pursuant to this subsection 2.1.1, but in any event within one (1) business day of such date, the Company shall notify the Holders of the effectiveness of such Registration Statement. When effective, a Registration Statement filed pursuant to this subsection 2.1.1 (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus contained in such Registration Statement, in the light of the circumstances under which such statement is made).

2.1.2 Form S-3 Shelf. The Company shall use its reasonable best efforts to qualify and remain qualified to register the offer and sale of securities under the Securities Act pursuant to a Registration Statement on Form S-3 or any successor form thereto. As soon as practicable after the date hereof, but not later than the Target Filing Date, the Company shall (i) prepare and file with (or confidentially submit to) the Commission a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Form S-3 Shelf”) that covers all Registrable Securities then outstanding for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto and (ii) use its reasonable best efforts to cause such Form S-3 Shelf to be declared effective by the Commission as soon as practicable thereafter. In addition, the Company shall use its reasonable best efforts to cause a Form S-3 Shelf filed pursuant to this subsection 2.1.2 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Form S-3 Shelf is available or, if not available, that another Form S-3 Shelf (if the Company is eligible to file a Form S-3 Shelf) or other Registration Statement (if the Company is not so eligible) is continuously available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. For purposes hereof, “Target Filing Date” shall mean the date which is 30 days after the Company becomes qualified to register the offer and sale of securities under the Securities Act pursuant to a Form S-3 Shelf. If the Company files a Form S-3 Shelf and thereafter the Company becomes ineligible to use Form S-3 for secondary sales, the Company shall use its reasonable best efforts to file a Form S-1 Shelf as promptly as practicable to replace the shelf registration statement that is a Form S-3 Shelf and have the Form S-1 Shelf declared effective as promptly as practicable and to cause such Form S-1 Shelf to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. When effective, a Registration Statement filed pursuant to this subsection 2.1.2 (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus contained in such Registration Statement, in the light of the circumstances under which such statement is made).

2.1.3 Shelf Takedown. At any time and from time to time following the effectiveness of the shelf registration statement required by subsection 2.1.1 or 2.1.2, any Holder may request to sell all or a portion of their Registrable Securities in an underwritten offering that is registered pursuant to such shelf registration statement, including a Block Trade (a “Shelf Underwritten Offering”), provided that such Holder(s) (a) reasonably expects aggregate gross proceeds in excess of $50,000,000 from such Shelf Underwritten Offering or (b) reasonably expects to sell all of the Registrable Securities held by such Holder in such Shelf Underwritten Offering but in no event less than $10,000,000. All requests for a Shelf Underwritten Offering shall be made by giving written notice to the Company (the “Shelf Takedown Notice”). Each Shelf Takedown Notice shall specify the approximate number of Registrable Securities proposed to be sold in the Shelf Underwritten Offering and the expected price range (net of underwriting discounts and commissions) of such Shelf Underwritten Offering. Within five (5) days after receipt of any Shelf Takedown Notice (or within one (1) business day with respect to a request for a Block Trade), the Company shall give written notice of such requested Shelf Underwritten Offering to all other Holders of Registrable Securities (the “Company Shelf Takedown Notice”) and, subject to reductions consistent with the Pro Rata calculations in Section 2.2.4, shall include in such Shelf Underwritten Offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein, within five (5) days after sending the Company Shelf Takedown Notice, or, in the case of a Block Trade, within one (1) business day after sending the

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Company Shelf Takedown Notice. The Company shall enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the managing Underwriter or Underwriters selected by the initiating Holders after consultation with the Company and shall take all such other reasonable actions as are requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities. In connection with any Shelf Underwritten Offering contemplated by this subsection 2.1.3, subject to Section 3.3 and Article IV, the underwriting agreement into which each Holder and the Company shall enter shall contain such representations, covenants, indemnities and other rights and obligations of the Company and the selling stockholders as are customary in underwritten offerings of securities by the Company.

2.1.4 Holder Information Required for Participation in Shelf Registration. At least ten (10) business days prior to the first anticipated filing date (or any earlier confidential submission date, to the extent the information contemplated by this subsection 2.1.4 is anticipated to be included such Registration Statement on such date) of a Registration Statement pursuant to this Article II, the Company shall use reasonable efforts to notify each Holder in writing (which may be by email) of the information reasonably necessary about the Holder to include such Holder’s Registrable Securities in such Registration Statement. Notwithstanding anything else in this Agreement, the Company shall not be obligated to include such Holder’s Registrable Securities to the extent the Company has not received such information, and received any other reasonably requested agreements or certificates, on or prior to the fifth business day prior to the first anticipated filing date of a Registration Statement pursuant to this Article II.

2.2 Demand Registration.

2.2.1 Request for Registration. Subject to the provisions of subsection 2.2.4 hereof and provided that the Company does not have an effective Registration Statement pursuant to subsection 2.1.1 or subsection 2.1.2 outstanding covering Registrable Securities, (a) the Existing Holders of at least a majority-in-interest of the then-outstanding number of Registrable Securities held by the Existing Holders or (b) the New Holders of at least a majority-in-interest of the then-outstanding number of Registrable Securities held by the New Holders (the “Demanding Holders”), in each case, may make a written demand for Registration of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, within five (5) days of the Company’s receipt of the Demand Registration (other than with respect to a Block Trade), notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall effect, as soon thereafter as practicable, but not more than thirty (30) days immediately after the Company’s receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant to such Demand Registration. Under no circumstances shall the Company be obligated to effect more than an aggregate of three (3) Registrations pursuant to a Demand Registration by the Existing Holders under this subsection 2.2.1 with respect to any or all Registrable Securities held by such Existing Holders; provided, however, that a Registration pursuant to a Demand Registration shall not be counted for such purposes unless a Registration Statement that may be available at such time has become effective and all of the Registrable Securities requested by the Requesting Holders and the Demanding Holders to be registered on behalf of the Requesting Holders and the Demanding Holders in such Registration Statement have been sold, in accordance with Section 3.1 of this Agreement.

2.2.2 Effective Registration. Notwithstanding the provisions of subsection 2.2.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency, the Registration Statement with respect to such Registration shall be deemed not

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to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

2.2.3 Underwritten Offering. Subject to the provisions of subsection 2.2.4, if a majority-in-interest of the Demanding Holders so advise the Company as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.3 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest of the Demanding Holders initiating the Demand Registration, which Underwriter(s) shall be reasonably satisfactory to the Company.

2.2.4 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration, in good faith, advises the Company, the Demanding Holders and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Company Stock or other equity securities that the Company desires to sell and the Company Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each such Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; provided, that any securities thereby allocated to a Holder that exceed such Holder’s request shall be reallocated among the remaining Demanding Holders and the Requesting Holders (if any) in like manner; and (ii)second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Company Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Company Stock or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.2.5 Demand Registration Withdrawal. Any of the Demanding Holders initiating a Demand Registration or any of the Requesting Holders (if any), pursuant to a Registration under subsection 2.2.1 shall have the right to withdraw from a Registration pursuant to such Demand Registration or a Shelf Underwritten Offering pursuant to subsection 2.1.3 for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration at least one (1) business day prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration (or in the case of an Underwritten Registration pursuant to Rule 415, at least two (2) business days prior to the time of pricing of the applicable offering). Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration or a Shelf Underwritten Offering prior to its withdrawal under this subsection 2.2.5.

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2.3 Piggyback Registration.

2.3.1 Piggyback Rights. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, pursuant to Section 2.2 hereof), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for a rights offering or an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.3.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.3.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.3.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of Company Stock that the Company desires to sell, taken together with (i) the Company Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.3 hereof, and (iii) the Company Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(a) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the Company Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.3.1 hereof, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; provided, that any securities thereby allocated to a Holder that exceed such Holder’s request shall be reallocated among the remaining Holders in like manner; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Company Stock, if any, as to which Registration has been requested or demanded pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities;

(b) If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, the Company Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.3.1, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; provided, that any securities thereby allocated to a Holder that exceed such Holder’s request shall be reallocated among the remaining Holders in like manner; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing

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clauses (A) and (B), the Company Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Company Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.3.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration (or in the case of an Underwritten Registration pursuant to Rule 415, at least two (2) business days prior to the time of pricing of the applicable offering). The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.3.3.

2.3.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.3 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.2 hereof or a Shelf Underwritten Offering effected under subsection 2.1.3.

2.4 Restrictions on Registration Rights. If (A) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company initiated Registration and provided that the Company has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to subsection 2.2.1 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective; (B) the Holders have requested an Underwritten Registration and the Company and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (C) in the good faith judgment of the Board such Registration would be detrimental to the Company and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case the Company shall furnish to such Holders a certificate signed by the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President or Secretary of the Company stating that in the good faith judgment of the Board it would be detrimental to the Company for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, the Company shall have the right to defer such filing for a period of not more than ninety (90) days; provided, however, that the Company shall not defer its obligation in this manner more than twice in any 12-month period (the “Aggregate Blocking Period”).

2.5 Block Trades. Subject to Sections 2.4 and 3.4, if the Holders request to effect a Block Trade by delivering a Shelf Takedown Notice pursuant to subsection 2.1.3 or a Demand Registration pursuant to subsection 2.2.1, the Company shall, as expeditiously as possible, use its reasonable best efforts to facilitate such Block Trade. The Holders shall use reasonable best efforts to work with the Company and the Underwriter(s) (including by disclosing the maximum number of Registrable Securities proposed to be the subject of such Block Trade) in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Block Trade and any related due diligence and comfort procedures.

2.6 Rule 415; Removal. If at any time the Commission takes the position that the offering of some or all of the Registrable Securities in a Registration Statement filed pursuant to this Section 2 is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the Commission Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09) or requires a Holder to be named as an “underwriter,” the Company shall (i) promptly notify each holder of Registrable Securities thereof (or in the case of the Commission requiring a Holder to be named as an “underwriter,” the Holders) and (ii) use reasonable best efforts to persuade the Commission that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on

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behalf of the issuer” as defined in Rule 415 and that none of the Holders is an “underwriter.” The Holders shall have the right to select one legal counsel designated by the holders of a majority of the Registrable Securities subject to such Registration Statement to review and oversee any registration or matters pursuant to this Section 2.6, including participation in any meetings or discussions with the Commission regarding the Commission’s position and to comment on any written submission made to the Commission with respect thereto. No such written submission with respect to this matter shall be made to the Commission to which the applicable Holders’ counsel reasonably objects. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 2.6, the Commission refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Removed Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415; provided, however, that the Company shall not agree to name any Holder as an “underwriter” in such Registration Statement without the prior written consent of such Holder. In the event of a share removal pursuant to this Section 2.6, the Company shall give the applicable Holders at least five (5) days prior written notice along with the calculations as to such Holder’s allotment. Any removal of shares of the Holders pursuant to this Section 2.6 shall be allocated between the Holders on a pro rata basis based on the aggregate amount of Registrable Securities held by the Holders. In the event of a share removal of the Holders pursuant to this Section 2.6, the Company shall promptly register the resale of any Removed Shares pursuant to subsection 2.1.2 hereof and in no event shall the filing of such Registration Statement on Form S-1 or subsequent Registration Statement on Form S-3 filed pursuant to the terms of subsection 2.1.2 be counted as a Demand Registration hereunder. Until such time as the Company has registered all of the Removed Shares for resale pursuant to Rule 415 on an effective Registration Statement, the Company shall not be able to defer the filing of a Registration Statement pursuant to Section 2.4 hereof.

ARTICLE III

COMPANY PROCEDURES

3.1 General Procedures. If the Company is required to effect the Registration of Registrable Securities, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any majority-in-interest of the Holders with Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and each Holder of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and each Holder of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

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3.1.4 prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as any Holder of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 at least three (3) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities and its counsel, including, without limitation, providing copies promptly upon receipt of any comment letters received with respect to any such Registration Statement or Prospectus;

3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 permit a representative of the Holders (such representative to be selected by a majority of the participating Holders), the Underwriter(s), if any, and any attorney or accountant retained by such Holders or Underwriter(s) to participate, at each such person’s own expense (except as provided under Section 3.2), in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representative or Underwriter enters into a confidentiality agreement or other arrangement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information; and provided further, the Company may not include the name of any Holder or Underwriter or any information regarding any Holder or Underwriter in any Registration Statement or Prospectus, any amendment or supplement to such Registration Statement or Prospectus, any document that is to be incorporated by reference into such Registration Statement or Prospectus, or any response to any comment letter, without the prior written consent of such Holder or Underwriter and providing each such Holder or Underwriter a reasonable amount of time to review and comment on such applicable document, which comments the Company shall include unless contrary to applicable law;

3.1.11 obtain a “comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “comfort” letters as the managing Underwriter(s) may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriter(s), if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Underwriter(s), placement agent(s) or sales agent(s) may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority-in-interest of the participating Holders;

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3.1.13 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.15 if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $50,000,000, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter(s) in any Underwritten Offering; and

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

3.2 Registration Expenses. Except as otherwise provided herein, the Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than forty-five (45) days per suspension, determined in good faith by the Company to be necessary for such purpose; provided, that each day of any such suspension pursuant to this Section 3.4 shall correspondingly decrease the Aggregate Blocking Period available to the Company during any twelve (12) month period pursuant to Section 2.4 hereof. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4. Notwithstanding anything in this Agreement to the contrary, the Company shall not be permitted to file a registration statement to register for sale, or to conduct any registered securities offerings (including any “take-downs” off of an effective shelf registration statement) of, any of its securities either for its own account or the account of any other person during any deferral or suspension pursuant to this Section 3.4.

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3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of the Company Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, including providing any legal opinions.

3.6 Transfer Restrictions.

3.6.1 During the applicable Lock-Up Periods, no Existing Holder or New Holder, as the case may be, shall offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of or distribute any shares of Company Stock that are subject to an applicable Lock-Up Period or any securities convertible into, exercisable for, exchangeable for or that represent the right to receive shares of Company Stock that are subject to an applicable Lock-Up Period, whether now owned or hereinafter acquired, that is owned directly by such Existing Holder or New Holder (including securities held as a custodian) or with respect to which such Existing Holder or New Holder has beneficial ownership within the rules and regulations of the Commission (such securities that are subject to an applicable Lock-Up Period, the “Restricted Securities”), other than any transfer to a Permitted Transferee, as applicable. The foregoing restriction is expressly agreed to preclude each Existing Holder or New Holder, as applicable, from engaging in any hedging or other transaction with respect to Restricted Securities which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Restricted Securities even if such Restricted Securities would be disposed of by someone other than such Existing Holder or New Holder. Such prohibited hedging or other transactions include any short sale or any purchase, sale or grant of any right (including any put or call option) with respect to any of the Restricted Securities of the applicable Existing Holder or New Holder, or with respect to any security that includes, relates to, or derives any significant part of its value from such Restricted Securities.

3.6.2 Each Existing Holder and New Holder hereby represents and warrants that it now has and, except as contemplated by this subsection 3.6.2 for the duration of the applicable Lock-Up Period, will have good and marketable title to its Restricted Securities, free and clear of all liens, encumbrances, and claims that could impact the ability of such Existing Holder or New Holder to comply with the foregoing restrictions. Each Existing Holder and New Holder agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of any Restricted Securities during the applicable Lock-Up Period.

3.6.3 Notwithstanding the provisions set forth in Section 3.6.1 and Section 3.6.2, transfers of the Registrable Securities that are held by any Existing Holder, any New Holder or any of their Permitted Transferees are permitted to:

(a) in the case of an entity, transfer to a stockholder, partner, member or affiliate of such entity;

(b) in the case of an individual, transfer by gift to members of the individual’s immediate family (as defined below) or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization;

(c) in the case of an individual, transfer by virtue of laws of descent and distribution upon death of the individual;

(d) in the case of an individual, transfer pursuant to a qualified domestic relations order;

(e) in the case of an entity, transfer by virtue of the laws of the state of the entity’s organization or the entity’s organizational documents upon dissolution of the entity;

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(f) exercise any options or warrants to purchase Company Stock (which exercises may be effected on a cashless basis to the extent the instruments representing such options or warrants permit exercises on a cashless basis);

(g) transfer to the Company to satisfy tax withholding obligations pursuant to the Company’s equity incentive plans or arrangements;

(h) transfer to the Company pursuant to any contractual arrangement in effect at the Closing that provides for the repurchase by the Company or forfeiture of the Holder’s Company Stock or other securities convertible into or exercisable or exchangeable for Company Stock in connection with the termination of the Holder’s service to the Company;

(i) enter into, at any time after the Closing, any trading plan providing for the sale of Company Stock by the Holder, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act, provided, however, that such plan does not provide for, or permit, the sale of any Company Stock during the applicable Lock-Up Period and no public announcement or filing is voluntarily made or required regarding such plan during the applicable Lock-Up Period; and

(j) enter into transactions in the event of completion of a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s Holders having the right to exchange their shares of Company Stock for cash, securities or other property.

provided, however, that in the case of clauses (a) through (e), these permitted transferees must enter into a written agreement with the Company agreeing to be bound by the transfer restrictions herein (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the Holder and not to the immediate family of the transferee), agreeing to be bound by these transfer restrictions. For purposes of this section, “immediate family” shall mean a spouse, domestic partner, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the Holder; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and agents and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any

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information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action and the benefits received by the such indemnifying party or indemnified party; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by Pro Rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

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ARTICLE V

OTHER AGREEMENTS

5.1 Termination of ATI Stockholders Agreement. Each of the New Holders agrees that, effective as of the Effective Time, the ATI Stockholders Agreement shall terminate with no further outstanding payments, expenses, obligations or liabilities of the parties thereunder. Each of the New Holders (i) waives, effective as of the Effective Time, all rights and obligations of the parties under the ATI Stockholder Agreement; (ii) expressly acknowledges that, from and after the Effective Time, none of the parties under the ATI Stockholder Agreement or any of their respective affiliates shall be bound by (or have any obligations under) the ATI Stockholder Agreement and (iii) agrees to execute and deliver such additional documents and take all such further action as may be reasonably necessary or reasonably requested to in furtherance of clauses “(i)” and “(ii)”.

ARTICLE VI

MISCELLANEOUS

6.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, ATI Physical Therapy, 790 Remington Blvd., Bolingbrook, Illinois, 60440, Attention: Diana M. Chafey, Chief Legal Officer and Corporate Secretary and, if to any Holder, at such Holder’s address or contact information as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto (email being sufficient), and such change of address shall become effective ten (10) days after delivery of such notice as provided in this Section 6.1.

6.2 Assignment; No Third Party Beneficiaries.

6.2.1 This Agreement and the rights, duties and obligations of the Company and the Holders of Registrable Securities, as the case may be, hereunder may not be assigned or delegated by the Company or the Holders of Registrable Securities, as the case may be, in whole or in part, except (i) in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee but only if such Permitted Transferee agrees to become bound by the transfer restrictions set forth in this Agreement or (ii) with the prior written consent of the Company, with respect to an assignment by a Holder, or Holders of at least a majority-in-interest of the Registrable Securities at the time in question, with respect to an assignment by the Company.

6.2.2 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

6.2.3 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 6.2 hereof.

6.2.4 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 6.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 6.2 shall be null and void.

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6.3 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

6.4 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

6.5 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority-in-interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects either the Existing Holders as a group or the New Holders as a group, respectively, in a manner that is materially adversely different from Existing Holders or New Holders, as applicable, shall require the consent of at least a majority-in-interest of the Registrable Securities held by such Existing Holders or a majority-in-interest of the Registrable Securities held by such New Holders, as applicable, at the time in question so affected; provided, further, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder or group of affiliated Holders, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder or group of affiliated Holders so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party. Any discretionary waiver of or amendment to the restrictions of any provision of this Agreement, by the Company or the underwriters with respect to any Holder, including any such waiver or amendment that reduces or eliminates the Lock-Up Period, shall apply to each Holder on a pro-rata basis.

6.6 Other Registration Rights. The Company represents and warrants that no person, other than a (i) a Holder of Registrable Securities, or (ii) the parties to those certain Subscription Agreements, dated as of February 21, 2021, by and between the Company and certain investors, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

6.7 Term. This Agreement shall be valid and enforceable as of the date of this Agreement and may not be revoked by any party hereto; provided that the provisions herein, other than this Article VI, shall not be effective until the Effective Time (as such term is defined in the Merger Agreement). In the event the Merger Agreement is terminated in accordance with its terms, this Agreement shall automatically terminate and be of no further force or effect. This Agreement shall terminate upon the earlier of (i) the tenth anniversary of the date of this Agreement and (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (B) the Holders of all Registrable Securities are permitted to sell the Registrable Securities under Rule 144 under the Securities Act without limitation, including with respect to volume or the manner of sale. The provisions of Section 3.5 and Article IV shall survive any termination.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

FORTRESS VALUE ACQUISITION CORP. II,
a Delaware corporation

By:	/s/ Andrew A. McKnight
Name: Andrew A. McKnight
Title: Chief Executive Officer

EXISTING HOLDERS:

FORTRESS ACQUISITION SPONSOR II LLC, a Delaware limited liability company

By:	/s/ Alexander P. Gillette
Name: Alexander P. Gillette
Title: Secretary

By:	/s/ Sunil Gulati
Name: Sunil Gulati

By:	/s/ Rakefet Russak-Aminoach
Name: Rakefet Russak-Aminoach

By:	/s/ Aaron F. Hood
Name: Aaron F. Hood

By:	/s/ Carmen A. Policy
Name: Carmen A. Policy

By:	/s/ Daniel N. Bass
Name: Daniel N. Bass

By:	/s/ Alexander P. Gillette
Name: Alexander P. Gillette

By:	/s/ Micah B. Kaplan
Name: Micah B. Kaplan

By:	/s/ Joshua A. Pack
Name: Joshua A. Pack

By:	/s/ Andrew A. McKnight
Name: Andrew A. McKnight

By:	/s/ Marc Furstein
Name: Marc Furstein

[Signature Page to Amended and Restated Registration Rights Agreement]

By:	/s/ Leslee Cowen
Name: Leslee Cowen

[Signature Page to Amended and Restated Registration Rights Agreement]

NEW HOLDERS:

Wilco Acquisition, LP
By: Wilco GP, Inc. its General Partner

By:	/s/ John Maldonado
Name:	John Maldonado
Title:	President

[Signature Page to Amended and Restated Registration Rights Agreement]

NEW HOLDERS:

Dakota Holdco LLC

By:	/s/ Gregory Steil
Name:	Gregory Steil
Title:	Manager and Vice President

[Signature Page to Amended and Restated Registration Rights Agreement]

NEW HOLDERS:

GCM GROSVENOR CO-INVESTMENT
OPPORTUNITIES FUND, LP

By: GCM CGIF FUND PARTNERS IV, L.P.,
its general partner

By: CFIG HOLDINGS, LLC,
its general partner

By:	/s/ Todd Henigan
Name:	Todd Henigan
Title:	Authorized Signatory

[Signature Page to Amended and Restated Registration Rights Agreement]

NEW HOLDERS:

GCM T&R HOLDINGS, LLC

By: CFIG HOLDINGS, LLC,
its managing member

By:	/s/ Todd Henigan
Name:	Todd Henigan
Title:	Authorized Signatory

[Signature Page to Amended and Restated Registration Rights Agreement]

Exhibit 10.5

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”) is made and entered into as of February 21, 2021 (the “Signing Date”), between Fortress Value Acquisition Corp. II (the “Company”) and Labeed S. Diab (“Employee”).

1.0 RECITALS.

1.1 Employee and the Company are entering into this Agreement to set forth the terms and conditions of Employee’s employment with the Company and to protect the Company’s Trade Secrets or Confidential Information and business relationships. The Company hereby employs Employee and Employee hereby accepts employment with the Company upon the terms and conditions contained in this Agreement.

1.2 As an executive officer of the Company, Employee will have access to and Employee will become familiar with, acquire knowledge of and develop or maintain the Company’s Trade Secrets or Confidential Information (as defined below) and business relationships, whether currently existing or to be developed in the future, which Employee recognizes permits the Company to enjoy a competitive advantage and disclosure and/or use by competitors, potential competitors and/or any third-party would cause irreparable harm to the Company.

NOW, THEREFORE, IN CONSIDERATION of the foregoing facts, the mutual covenants and agreements contained herein, the compensation to be paid in connection with Employee’s continued employment, and other good and valuable consideration, the Company and Employee agree as follows:

2.0 DEFINITIONS.

2.1 Affiliate: “Affiliate” means, with respect to any party, any corporation, limited liability company, partnership, joint venture, firm and/or other entity which Controls, is Controlled by or is under common Control with such party.

2.2 Board of Directors: “Board of Directors” shall mean the board of directors of the Company.

2.3 Business: “Business” means the business of providing physical therapy and/or occupational therapy services, including, without limitation, physical therapy, work conditioning, functional capacity assessment or sports performance enhancement, home healthcare, and occupational health services, and any other business engaged in or service rendered by the Company upon the Effective Date, during the Initial Term, and/or during any Renewal Term.

2.4 Change in Control: “Change in Control” shall have the meaning set forth in the Company’s 2021 Equity Incentive Plan, as amended from time to time.

2.5 Closing: “Closing” shall have the meaning set forth in the Merger Agreement.

2.6 Compensation Committee: “Compensation Committee” shall mean a committee of the Board of Directors which has been delegated responsibility for employee compensation matters or, in the absence thereof, the entire Board of Directors.

2.7 Control: “Control” means (i) in the case of a corporate entity, direct or indirect ownership of at least fifty percent (50%) of the stock or securities entitled to vote for the election of directors; and (ii) in the case of a non-corporate entity (such as a limited liability company, partnership or limited partnership), either (A) direct or indirect ownership of at least fifty percent (50%) of the equity interests in such entity, or (B) the power to direct the management and policies of such entity.

2.8 Covered Entity: “Covered Entity” means every Affiliate of Employee, and every business, association, trust, corporation, partnership, limited liability company, proprietorship or other entity in which Employee has an investment (whether through debt or equity securities), or maintains any capital contribution or made any outstanding advances to, or in which any Affiliate of Employee has an ownership interest or profit sharing percentage, or a firm from which Employee or any Affiliate of Employee receives or is entitled to receive income, compensation or consulting fees in which Employee or any Affiliate of Employee has an interest as a lender (other than solely as a trade creditor for the sale of goods or provision of services that do not otherwise violate the provisions of this Agreement). The agreements of Employee contained herein specifically apply to each entity which is presently a Covered Entity (so long as it remains a Covered Entity) or which becomes a Covered Entity subsequent to the date of this Agreement.

2.9 Discharge For Cause: “Discharge For Cause” shall mean termination of employment for any one or more of the following: (i) willful misfeasance or nonfeasance by Employee with respect to Employee’s assigned duties, which includes not following the reasonable written direction of the Board of Directors or any committee thereof (other than by reason of Permanent Disability), or repeated intentional refusal by Employee to perform Employee’s assigned duties (other than by reason of Permanent Disability) which in each case continues uncured for thirty (30) days following receipt of written notice from the Board of Directors or the Compensation Committee thereof; (ii) such Employee personally engaging in illegal conduct or any act of moral turpitude (other than minor traffic violations) which reasonably could be expected to harm the Company; (iii) such Employee breaching in any material respect any provision of this Agreement (other than by reason of Permanent Disability) which continues uncured for thirty (30) days following receipt of written notice of such breach from the Board of Directors or the Compensation Committee thereof, except that any breach of Sections 4.7 or 4.9 shall not require either written notice or an opportunity to cure; or (iv) such Employee’s commencement of employment with another company while he is an employee of the Company without the prior consent of the Board of Directors, other than with respect to Permitted Activities.

2.10 Discharge Without Cause: “Discharge Without Cause” shall mean the Company’s termination of Employee’s employment hereunder during the term hereof for any reason other than a Discharge For Cause or due to Employee’s death or Permanent Disability.

2.11 Effective Date: “Effective Date” shall mean the date of the Closing.

2.12 Merger Agreement: “Merger Agreement” shall mean the Merger Agreement, by and between the Company, FVAC Merger Corp. II, and Wilco Holdco, Inc., dated as of February 21, 2021.

2.13 Permanent Disability: “Permanent Disability” shall mean the Employee’s inability, with or without reasonable accommodation, to perform the essential duties, responsibilities, and functions of Employee’s position with the Company as a result of any mental or physical disability or incapacity for a length of time that the Company determines is sufficient to satisfy such obligations as it may have to provide leave under applicable family and medical leave laws and/or “reasonable accommodation” under applicable federal, state or local disability laws. Family and medical leave or disability leave provided under federal, state or local law may be unpaid as per the requirements of such laws; provided, however, that the Employee shall be entitled to such payments and benefits under the Company’s vacation, sick leave or disability leave programs as per the terms of such programs. The Company may terminate the Employee’s active employment because of a Permanent Disability by giving written notice to the Employee at any time effective at or within 20 days after the end period of leave as may be required under the family and medical leave laws or under federal, state or local disability laws, but the Company shall retain the Employee as an inactive employee if necessary to maintain the Employee’s eligibility for any disability leave benefits. A reassignment, reduction or elimination of the duties defined in Section 3.1 because of Employee’s inability to perform such duties during any period of a disability leave or during the period Employee is designated as an inactive employee, or the appointment of a temporary or permanent replacement for Employee during any disability leave, shall not constitute the basis for a Termination for Good Reason. In the event of a dispute over the occurrence of a Permanent Disability, the Employee agrees to submit to an examination by a doctor selected by the Company who will determine fitness for duty. If the Employee’s physician disagrees with the Company’s physician’s opinion, a third physician, mutually agreed upon by the Employee and the Company, shall examine the Employee and that physician’s opinion shall be conclusive as to the Employee’s fitness for duty.

2.14 Permitted Activities: “Permitted Activities” shall mean Employee’s service on charitable or civic boards, service on behalf of charitable organizations or foundations, supervision of passive investments, or the professional activities enumerated in Exhibit B, in each case, which do not, individually or in the aggregate, interfere with the performance of Employee’s duties hereunder.

2.15 Subsidiary: “Subsidiary” shall mean any corporation, trust, general or limited partnership, limited liability company, limited liability partnership, firm, company or other business enterprise which is Controlled by the Company thorough direct ownership of the stock or other proprietary interests of such business enterprise or indirectly through the ownership of stock or other proprietary interests in one (1) or more other business enterprises which are connected with the Company by means of one (1) or more chains of business enterprises that are connected by ownership of stock or other proprietary interests.

2.16 Termination For Good Reason: “Termination For Good Reason” shall mean voluntary termination of this Agreement by Employee if, without the prior written consent of Employee: (i) there is a reduction by the Company in Employee’s annual salary or percentage target bonus opportunity then in effect; (ii) the Company acts in any way that would adversely affect Employee’s participation in or materially reduce Employee’s benefit under any benefit plan of the Company in which Employee is participating, except those changes generally affecting similarly situated employees of the Company; (iii) the Company materially breaches the terms of this Agreement; or (iv) there is a material diminution of Employee’s job title, reporting relationship or job duties or responsibilities that are materially inconsistent with the position or positions listed in Section 3.1. Notwithstanding the foregoing, none of the circumstances described above may serve as the basis for a “Termination for Good Reason” unless (x) Employee notifies the Board of Directors in writing of any event constituting the basis for a “Termination for Good Reason” within thirty (30) days following Employee’s knowledge of the initial existence of such circumstance and (y) the Company fails to cure such circumstance within thirty (30) days following such written notice. Failing such cure, a Termination for Good Reason shall be effective on the day following the expiration of such cure period.

2.17 Territory: “Territory” means the United States.

2.18 Trade Secrets or Confidential Information: “Trade Secrets” means information, without regard to form, including, but not limited to, technical or nontechnical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, a prototype, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers which is not commonly known by or available to the public and which information: (A) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (B) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. Trade Secrets also include any information or data described above that the Company obtains from another party and that the Company treats as proprietary or designates as a Trade Secrets, whether or not owned or developed by the Company. “Confidential Information” means any data or information, without regard to form, other than Trade Secrets, that is valuable to the Company and is not generally known by the public. To the extent consistent with the foregoing, Trade Secrets or Confidential Information includes, but is not limited to: (a) the names, addresses, phone numbers, accounts, financial information, and other information concerning patients, referral sources, payors (employers, managed care organizations, workers compensation insurers, and other types of payors) and other clients of the Company; (b) non-public information and materials describing or relating to the Company’s business or financial affairs, including but not limited to financial and/or investment performance information, personnel matters, products, operating procedures, organizational responsibilities, marketing matters, or policies or procedures of the Company; or (c) information and materials describing the Company’s existing or new products and services, including analytical data and techniques, and product, service or marketing concepts under development at or for the Company, and the status of such development. Trade Secrets or Confidential Information does not include information that, other than as a result of a breach by Employee of this Agreement, (i) is or becomes generally known within the relevant industry, or (ii) is or becomes known to Employee other than through Employee’s work for the Company, or (iii) is or becomes generally available to the public.

3.0 CAPACITIES AND DUTIES; INDEMNIFICATION.

3.1 Title: As of the Effective Date, Employee will be employed in the capacity of Chief Executive Officer of the Company. Employee shall report directly to the Board of Directors and shall be subject to its supervision, control and direction. Employee will at all times abide by the Company’s written personnel policies applicable to similarly situated employees of the Company as in effect from time to time and previously provided to Employee, and will faithfully, industriously and to the best of Employee’s ability, experience and talents perform all of the duties that may be required of and from Employee pursuant to the terms hereof, consistent with Employee’s status as Chief Executive Officer.

3.2 Exclusive Services: During the Term, Employee agrees to devote Employee’s best efforts and full business time to rendering services to the Company, except with respect to Permitted Activities. Employee is specifically restricted from being employed by any other company, other than a Subsidiary or an Affiliate of the Company, while under the Company’s employ pursuant to this Agreement. Employee shall not be entitled to any additional compensation for services rendered as an officer or director of the Company or any of its Affiliates.

3.3 Indemnification: The Company shall, to the maximum extent permitted by law, indemnify and hold harmless Employee for any loss, injury, damage, expense (including reasonable attorneys’ fees, and costs), and claim or demand, arising out of, connected with, or in any manner related to, any act, omission, or decision made in good faith while performing services for the Company from and after the Effective Date.

4.0 TERM.

4.1 Term: Subject to Sections 4.2, 4.3, 4.4, 4.5 and 4.6 the term of this Agreement shall be three (3) years commencing on the Effective Date, unless terminated earlier pursuant to the terms herein (the “Initial Term”); provided that, unless earlier terminated pursuant to the terms herein, the Initial Term shall be automatically extended for additional one (1) year terms (each, a “Renewal Term”) upon the expiration of the Initial Term or any such Renewal Term unless the Company or Employee delivers to the other at least thirty (30) days prior to the expiration of the Initial Term or the then-current Renewal Term, as the case may be, a written notice specifying that the term of Employee’s employment will not be renewed at the end of the Initial Term or the then-current Renewal Term, as the case may be. The Initial Term or, in the event that Employee’s employment hereunder is terminated earlier pursuant to the terms herein or renewed pursuant to this Section 4.1, such shorter or longer period, as the case may be, is referred to herein as the “Term.” Upon termination of the Term for any reason, Employee agrees to resign, or will be deemed to resign, as of the date of termination or such other date requested by the Company, from all positions and offices that Employee then holds with the Company and its Affiliates.

4.2 Discharge For Cause: Employee’s employment under this Agreement may be terminated by the Company (subject to the notice and cure period set forth in Section 2.9, if applicable) upon the Board of Directors specifically finding that an action constituting the basis for a Discharge for Cause has occurred, without further obligation by the Company, except for payment of any base salary compensation and expense reimbursement accrued and unpaid through the effective date of termination and except as otherwise required by law, upon written notice to Employee of a Discharge For Cause. The Company shall provide Employee in such written notification such facts as shall be reasonably necessary to apprise Employee of the basis for such Discharge For Cause of which the Company is actually aware and for Employee to exercise Employee’s right to cure under Section 2.9, if applicable.

4.3 Discharge Without Cause: Employee’s employment under this Agreement may be immediately terminated by the Company upon written notice to Employee of a Discharge Without Cause.

(a) Upon termination pursuant to this Section 4.3 at any time other than during the 24-month period following a Change in Control, the Company shall (i) pay to Employee an amount equal to 1.5 (one and a half) times the sum of (x) Employee’s base salary, as provided in Section 5.1, at the annual rate in effect at the time of termination, and (y) the Target Bonus, in substantially equal installments over a period of eighteen (18) months from the date of such termination, in accordance with the Company’s general payroll practices as the same may exist from time to time, (ii) pay to Employee an Annual Bonus for the then-current fiscal year based on actual performance for such year, pro-rated from the first date of such fiscal year through Employee’s last date of continued active employment, payable at the same time as annual bonuses are paid other senior executives of the Company, (iii) if continued coverage under the Company’s health and welfare plans is timely elected by Employee, pay the employer and employee portion of any COBRA health and welfare premiums for a period equal to eighteen (18) months from the date of such termination, or, if earlier, (x) the first date that Employee is no longer eligible for COBRA or (y) the first date that Employee becomes eligible for health benefits from another employer, and (iv) all prior unvested grants of equity incentive compensation made to Employee pursuant to the Wilco Acquisition, LP 2016 Equity Incentive Plan (whether such vesting is time-based or performance-based) shall immediately vest as of the date of such termination.

(b) Upon termination pursuant to this Section 4.3 during the 24-month period following a Change in Control, the Company shall (i) pay to Employee an amount equal to 2.0 (two) times the sum of (x) Employee’s base salary, as provided in Section 5.1, at the annual rate in effect at the time of termination, and (y) the Target Bonus, in a lump sum on the first payroll date following the date the release contemplated by this Section 4.3 (described below) becomes effective and irrevocable, (ii) pay to Employee an Annual Bonus for the then-current fiscal year based on actual performance for such year, pro-rated from the first date of such fiscal year through Employee’s last date of continued active employment, payable at the same time as annual bonuses are paid other senior executives of the Company, (iii) if continued coverage under the Company’s health and welfare plans is timely elected by Employee, pay the employer and employee portion of any COBRA health and welfare premiums for a period equal to eighteen (18) months from the date of such termination, or, if earlier, (x) the first date that Employee is no longer eligible for COBRA or (y) the first date that Employee becomes eligible for health benefits from another employer, and (iv) all prior unvested grants of equity incentive compensation made to Employee pursuant to the Wilco Acquisition, LP 2016 Equity Incentive Plan (whether such vesting is time-based or performance-based) shall immediately vest as of the date of such termination.

In addition to the foregoing, the Company shall pay to Employee within thirty (30) days of termination of employment all amounts of base salary compensation and expense reimbursements accrued but unpaid through the effective date of termination. Other than the foregoing, Employee shall not be entitled to any payment for subsequent periods upon Employee’s termination of employment upon a Discharge Without Cause. As a condition to receiving severance payments and benefits under this Section 4.3, Employee shall execute a release of claims in the form attached hereto as Exhibit A. Notwithstanding anything in this Agreement to the contrary, receipt of severance payments and benefits under this Section 4.3, shall be subject to the execution (and expiration of any applicable revocation period) of the release within sixty (60) days following termination (the “Release Period”) and the first severance payment shall be made, inclusive of any amounts that would otherwise have been paid prior to such date, on the first payroll date following the date the release becomes effective and irrevocable; provided, that if the Release Period spans two tax years, the first severance payment shall be made in the second tax year.

4.4 Termination For Good Reason: Employee’s employment under this Agreement may be terminated by Employee, subject to the notice and time limitations set forth in Section 2.16, upon written notice to the Company of a Termination For Good Reason.

(a) Upon termination pursuant to this Section 4.4 at any time other than during the 24-month period following a Change in Control, the Company shall provide to Employee the severance payments and benefits set forth in Section 4.3(a).

(b) Upon termination pursuant to this Section 4.4 during the 24-month period following a Change in Control, the Company shall provide to Employee the severance payments and benefits set forth in Section 4.3(b).

In addition to the foregoing, the Company shall pay to Employee within thirty (30) days of termination of employment all amounts of base salary compensation and expense reimbursements accrued but unpaid through the effective date of termination. Other than the foregoing, Employee shall not be entitled to any payment upon Employee’s termination of employment upon a Termination For Good Reason. As a condition to receiving severance payments or benefits under this Section 4.4, Employee shall execute a release of claims in the form attached hereto as Exhibit A. Notwithstanding anything in this Agreement to the contrary, receipt of severance payments or benefits under this Section 4.4, shall be subject to the execution (and expiration of any applicable revocation period) of the release within the Release Period and the first severance payment shall be made, inclusive of any amounts that would otherwise have been paid prior to such date, on the first payroll date following the date the release becomes effective and irrevocable; provided, that if the Release Period spans two tax years, the first severance payment shall be made in the second tax year.

4.5 Termination Upon Death: Employee’s employment under this Agreement shall be immediately terminated without action or notice by either party upon the death of Employee and without further obligation by the Company, except for payment of all amounts of base salary compensation and expense reimbursements accrued but unpaid through the effective date of termination (to be paid to Employee within thirty (30) days of termination of employment), and except as otherwise required by law.

4.6 Termination Upon Permanent Disability: Employee’s employment under this Agreement may be terminated by the Company, subject to the terms set forth in Section 2.12, upon written notice of a termination for the Permanent Disability of Employee. Upon termination pursuant to this Section 4.6, the Company shall continue to pay to Employee an amount equal to Employee’s base salary, as provided in Section 5.1, at the annual rate in effect at the time of termination, for a period equal to twelve (12) months from the date of such termination (“Permanent Disability Severance Pay”). In addition to the foregoing, the Company shall pay to Employee within thirty (30) days of termination of employment all amounts of base salary compensation and expense reimbursements accrued but unpaid through the effective date of termination. Permanent Disability Severance Pay shall be reduced by the amount of any disability benefits paid during and for the same period to Employee under any disability insurance policy provided by the Company as a benefit to Employee. Permanent Disability Severance Pay shall be payable over the twelve (12) month period following termination of employment under this Section 4.6 in accordance with the Company’s general payroll practices as the same may exist from time to time. As a condition to receiving Permanent Disability Severance Pay, Employee shall execute a release of claims in the form attached hereto as Exhibit A. Notwithstanding anything in this Agreement to the contrary, receipt of the Permanent Disability Severance Pay, shall be subject to the execution (and expiration of any applicable revocation period) of the release within the Release Period and the first severance payment shall be made, inclusive of any amounts that would otherwise have been paid prior to such date, on the first payroll date following the date the release becomes effective and irrevocable; provided, that if the Release Period spans two tax years, the first severance payment shall be made in the second tax year.

4.7 Non-Disclosure and Non-Use of the Company’s Trade Secrets or Confidential Information:

(a) At all times both during employment of Employee with the Company, and after the employment relationship with the Company has ended for any reason, Employee agrees that he will not, either directly or indirectly, and Employee will not permit any Covered Entity which is Controlled by Employee to, either directly or indirectly, (i) divulge, use, disclose (in any way or in any manner, including by posting on the Internet), reproduce, distribute, or reverse engineer or otherwise provide the Company’s Trade Secrets or Confidential Information to any person, firm, corporation, reporter, author, producer or similar person or entity; (ii) take any action that would make available Trade Secrets or Confidential Information to the general public in any form; (iii) take any action that uses Trade Secrets or Confidential Information to solicit any client or prospective client of the Company; or (iv) take any action that uses Trade Secrets or Confidential Information for solicitation or marketing for any service or product or on Employee’s behalf or on behalf of any entity other than the Company with which Employee may become associated, except (i) as required in connection with the performance of such Employee’s duties to the Company, (ii) as required to be included in any report, statement or testimony requested by any municipal, state or national regulatory body having jurisdiction over Employee or any Covered Entity which is Controlled by Employee, (iii) as required in response to any summons or subpoena or in connection with any litigation, (iv) to the extent necessary in order to comply with any law, order, regulation, ruling or governmental request applicable to Employee or any Covered Entity which is Controlled by Employee, (v) as required in connection with an audit by any taxing authority, or (vi) as permitted by the express written consent of the board of directors of the Company. In the event that Employee or any such Covered Entity which is Controlled by Employee is required to disclose Trade Secrets or Confidential Information pursuant to the foregoing exceptions, Employee shall promptly notify the Company of such pending disclosure and assist the Company (at the Company’s expense) in seeking a protective order or in objecting to such request, summons or subpoena with regard to the Trade Secrets or Confidential Information. If the Company does not obtain such relief after a period that is reasonable under the circumstances, Employee (or such Covered Entity) may disclose that portion of the Trade Secrets or Confidential Information which counsel to such party advises such party that they are legally compelled to disclose. In such cases, Employee shall promptly provide the Company with a copy of the Trade Secrets or Confidential Information so disclosed. This provision applies without limitation to unauthorized use of Trade Secrets or Confidential Information in any medium, writings of any kind containing such information or materials, including books, and articles, blogs, websites, or writings of any other kind, or film, videotape, or audiotape.

(b) Notwithstanding Employee’s confidentiality obligations set forth in this Section 4.7 and Section 4.8, Employee understands that, pursuant to the Defend Trade Secrets Act of 2016, Employee shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a Trade Secret that: (a) is made (1) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (2) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Employee understands that in the event it is determined that disclosure of the Trade Secrets of the Company or any of its Subsidiaries or Affiliates was not done in good faith pursuant to the above, Employee shall be subject to substantial damages under federal criminal and civil law, including punitive damages and attorneys’ fees.

(c) Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall limit or interfere with Employee’s right, without notice to or authorization of the Company, to communicate and cooperate in good faith with a Government Agency for the purpose of (i) reporting a possible violation of any U.S. federal, state, or local law or regulation, (ii) participating in any investigation or proceeding that may be conducted or managed by any Government Agency, including by providing documents or other information, or (iii) filing a charge or complaint with a Government Agency. For purposes of this Agreement, “Government Agency” means the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the U.S. Securities and Exchange Commission, the Financial Industry Regulatory Authority, or any other self-regulatory organization or any other federal, state or local governmental agency or commission.

4.8 Return of Company Property: If Employee ceases to work for the Company for any reason, Employee shall return to the Company all Company property including, but not limited to, all Trade Secrets or Confidential Information (and will not keep in Employee’s possession, recreate or deliver to anyone else) in any form or media and all copies thereof, shall return all Trade Secrets or Confidential Information from any computers Employee owns or uses outside the Company, delete all Trade Secrets or Confidential Information after returning such information to Company from any computers Employee owns or uses outside the Company, and shall participate in an exit interview for the purpose of ensuring that the Trade Secrets or Confidential Information and business relationships will not be put at risk in any new position Employee may assume.

4.9 Non-Compete and Non-Solicitation:

(i) Non-Competition: During the term of Employee’s employment with the Company or any Affiliate of the Company and for (x) twenty-four (24) months after Employee’s termination, if Employee is eligible to receive severance payments and benefits under Section 4.3(b) or Section 4.4(b), or (y) eighteen (18) months after Employee’s termination, in any other circumstance or for any other reason (the “Restricted Period”), Employee shall not directly or indirectly, whether for pay or otherwise (1) form or assist others in forming, be employed by, render services of an executive, advertising, marketing, sales, administrative, supervisory technical, research, purchasing or consulting nature, or otherwise assist or lend Employee’s name, counsel or assistance to, any person or entity that engages in a business that competes with or intends to compete with the Business in the Territory; or (2) be employed by or provide services of any kind to any of the following entities or their Affiliates, or their respective successors: Accelerated Rehabilitation Centers, Athletico, U.S Physical Therapy, Inc., Benchmark Physical Therapy, Drayer Physical Therapy Institute, Physiotherapy Associates, Results Physiotherapy, Professional PT, Ivy Rehab, Upstream Rehab or Select Medical.

(ii) Non-Solicitation: During the term of Employee’s employment with the Company or any Affiliate of the Company and during the Restricted Period, Employee agrees that Employee will not, in any manner, directly or indirectly, solicit any customer or prospective customer of the Company to whom Employee provided services, with or for whom Employee transacted business, or about whom Employee learned Trade Secrets or Confidential Information during the six (6) months prior to Employee’s termination, in each case, for the purpose of providing goods or services competitive with the Business. A “prospective customer” is any person or entity with whom Employee has communicated or whom Employee solicited for the purposes of obtaining or transacting business and/or whom Employee has analyzed concerning potential business at any time prior to the termination of Employee’s employment with the Company.

(iii) Non-Solicitation of Employees: During the Restricted Period, Employee agrees that he will not, in any manner, directly or indirectly, solicit, hire, attempt to solicit or attempt to hire any person who is a non-administrative (i.e., non-clerical) employee of the Company, or an employee under Employee’s control, in each case, during the six (6) months prior to Employee’s termination, to apply for or accept employment with any person or entity that provides goods or services competitive with the Business, unless the Company first terminated the employment of such person.

(iv) Employee agrees that the payment of any severance payments or benefits under Section 4.3 or Section 4.4 is conditioned on Employee’s compliance with Section 4.7 through 4.9 and that the Company will have the right to withhold payment if Employee is in breach of any of these sections.

4.10 Assignment of Inventions:

(a) Employee has attached hereto as Exhibit C a list, if any, describing all inventions, processes, designs, technology, information, software, illustrations, artwork, documentation, photographs, trademarks, materials, original works of authorship, and trade secrets made by him prior to the date of this Agreement that (i) belong solely to Employee or jointly to Employee and another, (ii) relate in any way to the Company’s business or services, and (iii) are not assigned to the Company by this Agreement. If no such list is attached, there are no such Prior Inventions.

(b) Employee hereby assigns to the Company all right, title and interest throughout the world in and to any and all inventions, processes, designs, technology, information, software, illustrations, artwork, documentation, photographs, trademarks, materials, original works of authorship, and trade secrets that Employee may solely or jointly conceive or develop or reduce to practice during Employee’s employment by the Company that

(i) pertain to any business activity of the Company,

(ii) are aided by the use of time, materials, facilities, Trade Secrets, or Confidential Information of the Company, or

(iii) relate to any of Employee’s work for the Company (collectively referred to as “Inventions”).

(c) Employee assigns to the Company all right, title and interest throughout the world to any and all intellectual property rights associated with such Inventions, including without limitation all patents, copyrights, trademark rights, trade dress rights and trade secret rights. Employee will promptly make full written disclosure to the Company of all Inventions and will hold all Inventions in trust for the sole right and benefit of the Company. All copyrightable works made by the Employee during Employee’s employment by the Company are and will be treated as “works made for hire” to the greatest extent permitted by applicable law. Employee’s assignment of Inventions under this Section 4.10 includes Inventions created during Employee’s employment by the Company prior to the date of this Agreement, if any.

(d) Moral Rights. Employee’s assignment to the Company of Inventions hereunder includes (i) all rights of attribution, paternity, integrity, disclosure and withdrawal, (ii) any rights Employee may have under the Visual Artists Rights Act of 1990 or similar federal, state, foreign or international laws or treaties, and (iii) all other rights throughout the world sometimes referred to as “moral rights” (collectively “Moral Rights”). To the extent that Moral Rights cannot be assigned under applicable law, Employee hereby waives such Moral Rights to the extent permitted under applicable law and consents to any and all actions of the Company that would otherwise violate such Moral Rights.

(e) Employee will assist the Company to secure its rights in the Inventions and any copyrights, patents, trademarks, or other intellectual property rights relating thereto in any and all countries. If the Company is unable for any reason to secure Employee’s signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions assigned to the Company, then Employee hereby irrevocably designates and appoints the Company and its duly authorized officers as Employee’s agent and attorney in fact, to act for and in Employee’s behalf to execute and file any such applications and to do all other lawfully permitted acts to further the application for, prosecution, issuance, maintenance or transfer of letters patent or copyright registrations with the same legal force and effect as if originally executed by Employee.

(f) Limitations. Employee’s assignment of inventions under this Section 4.10 does not apply to an invention for which no equipment, supplies, facility, or trade secret information of the Company was used and which was developed entirely on the Employee’s own time, unless:

(i) The invention relates to (1) the business of the Company, or (2) the Company’s actual or demonstrably anticipated research or development, or

(ii) The invention results from any work performed by the Employee for the Company.

4.11 Enforcement; Remedies: Employee acknowledges that Employee’s expertise in the Business is of a special and unique character which gives this expertise a particular value, and that a breach of Sections 4.7, 4.8, 4.9 or 4.10 by Employee will cause serious and potentially irreparable harm to the Company. Employee therefore acknowledges that a breach of Sections 4.7, 4.8, 4.9 or 4.10 by Employee cannot be adequately compensated in an action for damages at law, and equitable relief would be necessary to protect the Company from a violation of this Agreement and from the harm which this Agreement is intended to prevent. By reason thereof, Employee acknowledges that the Company is entitled, in addition to any other remedies it may have under this Agreement or otherwise, to preliminary and permanent injunctive and other equitable relief to prevent or curtail any breach of this Agreement. Employee acknowledges, however, that no specification in this Agreement of a specific legal or equitable remedy may be construed as a waiver of or prohibition against the Company pursuing other legal or equitable remedies in the event of a breach of this Agreement by Employee. Employee’s sole and exclusive remedy in the event of a breach of this Agreement by the Company shall be payment of the severance payments and benefits under Section 4.4. For purposes of Sections 4.7, 4.8, 4.9 or 4.10, “Company” shall specifically include Fortress Value Acquisition Corp. II and its direct and indirect parent entities, subsidiaries, successors and assigns.

4.12 Prior Agreements. Employee represents and warrants that Employee is not a party to any non-competition agreement or other contractual limitation that would interfere with or hinder Employee’s ability to undertake the obligations and expectations of employment with the Company. Employee represents that Employee’s performance of all of the terms of this Agreement as an employee of the Company has not breached and will not breach any agreement to keep in confidence proprietary information, knowledge, or data acquired by Employee in confidence or trust prior to the commencement of Employee’s employment with the Company, and Employee will not disclose to the Company, or induce the Company to use, any developments, or confidential information or material Employee may have obtained in connection with employment with any prior employer in violation of a confidentiality agreement, nondisclosure agreement, or similar agreement with such prior employer.

5.0 COMPENSATION AND BENEFITS. For Employee’s services, the Company agrees to pay Employee compensation following the Effective Date as follows:

5.1 Salary: During the Term, compensation equal to an annual salary rate of $750,000 to be paid according to the Company’s general payroll practices as same may exist from time to time. For annual periods thereafter, the Compensation Committee shall review and may increase but not decrease Employee’s base compensation.

5.2 Annual Incentive Compensation Program: During the Term, Employee shall be eligible for an annual discretionary performance-based bonus of 125% of base compensation at target level of achievement (the “Target Bonus”). This bonus shall be based upon achievement of such objectives established by the Compensation Committee, which may include financial, operational, strategic and personal objectives. Except as expressly provided in Sections 4.3 and 4.4, Employee shall not be entitled to any bonus or other incentive compensation with respect to the calendar year in which Employee’s employment with the Company is terminated for any reason.

5.3 Long Term Incentive Compensation. As soon as reasonably practicable following the consummation of the Closing, Employee shall be granted a long-term incentive award for 2021 with a grant-date fair market value of $1,750,000, as determined by the Compensation Committee (the “2021 LTIP Award”). The 2021 LTIP Award shall be comprised of 50% stock options on Company common shares and 50% restricted stock units with respect to Company common shares (with the split between stock options and restricted stock units determined based on the grant date fair market value of such awards, not the number of stock options or restricted stock units granted). Such stock options will vest in three equal tranches on the first three anniversaries of the date of grant, and such restricted stock units will vest in three equal tranches on the first three anniversaries of the date of grant. The 2021 LTIP Award and all terms and conditions thereof shall be subject to the Company’s 2021 Equity Incentive Plan and equity award agreements thereunder. Additionally, the Compensation Committee shall grant Employee a long-term incentive award for 2022 with a grant date fair market value of $1,750,000, with such grant being comprised of 50% stock options on Company common shares and 50% restricted stock units with respect to Company common shares (with the split between stock options and restricted stock units determined based on the grant date fair market value of such awards, not the number of stock options or restricted stock units granted), subject to vesting conditions determined by the Compensation Committee in its discretion after consultation with a compensation consultant. Additionally, the Compensation Committee shall grant Employee a long-term incentive award for 2023 with a grant date fair market value of $3,000,000, allocated between stock options and restricted stock units and subject to terms and conditions as determined by the Compensation Committee in its discretion after consultation with a compensation consultant. With respect to each year of the Term following 2023, Employee shall be eligible to receive long-term incentive awards on terms and conditions as determined by the Compensation Committee in its discretion after consultation with a compensation consultant.

5.4 Reimbursement of Expenses: During the Term, the Company shall reimburse Employee for any reasonable business expenses incurred by Employee in the ordinary course of the Company’s business in accordance with the Company’s reimbursement policies then in effect. Additionally, the Company hereby agrees to provide Employee with (i) an annual allowance of up to $8,333 for tax planning services and (ii) an annual allowance of up to $5,833 for executive physicals. All such expenses shall be substantiated by invoices and receipts, to be submitted by Employee within thirty (30) days after incurrence. In addition, Employee shall receive a cell phone allotment in accordance with the Company’s policies then in effect or shall be provided with a Company cell phone, in the Company’s sole discretion, and shall be provided with a Company laptop computer (which shall remain the property of the Company) for use with respect to Company business.

5.5 Benefits: During the Term, Employee shall be entitled to receive all benefits of employment generally available to the Company’s other executive employees when and as such benefits, if any, become available and Employee becomes eligible for them, including any vacation and sick leave, medical, dental, life and disability insurance benefits, long term incentive plan, pension plan and/or profit-sharing plan.

5.6 Paid Time Off: During the Term, Employee shall be entitled to 25 business days of paid time off each year during the Term. Employee will use Employee’s reasonable efforts to schedule vacation periods to minimize disruption of the Company’s business. Paid time off that is not utilized within the calendar year does not carry over and is not paid out. The Company will not reimburse Employee for any unused vacation.

5.7 Withholding: Employee authorizes the Company to make any and all applicable withholdings of federal and state taxes and other items the Company may be required to deduct, as such items may exist under this Agreement or otherwise from time to time.

6.0 CONSIDERATION: As additional consideration for the promises and covenants contained herein, specifically including, but not limited to Sections 4.7, 4.8, 4.9 and 4.10, the Company previously paid Employee five hundred dollars ($500.00). Employee acknowledges this payment and Employee’s continued employment by the Company constitute valuable consideration to which Employee is not otherwise entitled under any preexisting agreement with the Company.

7.0 SUCCESSORS AND ASSIGNS. This Agreement is intended to bind and inure to the benefit of and be enforceable by Employee, the Company and their respective heirs, successors and assigns, except that Employee shall not have any right to assign or otherwise transfer this Agreement, or any of Employee’s rights, duties or any other interest herein to any party without the prior written consent of the Company, and any such purported assignment shall be null and void.

8.0 SURVIVAL OF RIGHTS AND OBLIGATIONS. The rights and obligations of the parties as stated herein shall survive the termination of this Agreement.

9.0 ENTIRE AGREEMENT.

9.1 Sole Agreement: This Agreement (including any attachments and exhibits hereto) contains the parties’ sole and entire agreement regarding the Employee’s employment by the Company or its Affiliates, and supersedes any and all other agreements, statements and representations of the parties regarding Employee’s employment by the Company or its Affiliates, including but not limited to the Employment Agreement, dated as of February 11, 2019, by and between Employee and ATI Holdings, LLC, and any other employment agreement or other agreement regarding Employee’s base compensation, bonus or terms of employment entered into prior to the Effective Date.

9.2 No Other Representations: The parties acknowledge and agree that no party has made any representations (i) concerning the subject matter hereof, or (ii) inducing the other party to execute and deliver this Agreement, except those representations specifically referenced herein. The parties have relied on their own judgment in entering into this Agreement.

10.0 MODIFICATIONS OR WAIVERS. Waivers or modifications of this Agreement, or of any covenant, condition, or limitation contained herein, are valid only if in writing duly executed by the parties hereto.

11.0 GOVERNING LAW. This Agreement shall be governed pursuant to the laws of the State of Illinois, without giving effect to any principles of conflicts of laws.

12.0 SEVERABILITY. If any part, clause, or condition of this Agreement is held to be partially or wholly invalid, unenforceable, or inoperative for any reason whatsoever, such shall not affect any other provision or portion hereof, which shall continue to be effective as though such invalid, unenforceable or inoperative part, clause or condition had not been made. In the event that any restrictive covenant under this Agreement shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it will be interpreted to extend only over the maximum period of time for which it may be enforceable, over the maximum geographical area as to which it may be enforceable, or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action.

13.0 INTERPRETATION.

13.1 Section headings: The section and subsection heading of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

13.2 Gender and Number: Whenever required by the context, the singular shall include the plural, the plural shall include the singular, and the masculine gender shall include the neuter and feminine genders and vice versa.

14.0 NOTICES. All notices and other communications under or in connection with this Agreement shall be in writing and shall be deemed given (i) if delivered personally, upon delivery, (ii) if delivered by registered or certified mail (return receipt requested), upon the earlier of actual delivery or three (3) days after being mailed, (iii) if given by overnight courier with receipt acknowledgment requested, the next business day following the date sent, or (iv) if given by telecopy, if sent during business hours at the recipient’s location, upon confirmation of transmission by telecopy, otherwise, upon the next business day after such confirmation, in each case to the parties at the following addresses:

To the Company:	Fortress Value Acquisition Corp. II
790 Remington Boulevard
Bolingbrook, Illinois 60440
Attn : General Counsel

With a copy to:	Weil, Gotshal & Manges, LP
100 Federal Street, 34th floor
Boston, MA 02110
Attention: Marilyn French Shaw

To Employee:	To the Employee’s current home address on file with the Company.

15.0 JOINT PREPARATION. All parties to this Agreement have negotiated it at length, and have had the opportunity to consult with and be represented by their own competent counsel. This Agreement is therefore deemed to have been jointly prepared by the parties, and any uncertainty or ambiguity existing in it shall not be interpreted against any party, but rather shall be interpreted according to the rules generally governing the interpretation of contracts.

16.0 THIRD-PARTY BENEFICIARIES. No term or provision of this Agreement is intended to be, or shall be, for the benefit of any person, firm, organization or corporation not a party hereto, and no such other person, firm, organization or corporation shall have any right or cause of action hereunder.

17.0 ARBITRATION.

(i) Any controversy, claim or dispute involving the parties (or their affiliated persons) directly or indirectly concerning this Agreement, or the subject matter thereof, shall be finally settled by arbitration held in Chicago, Illinois by one (1) arbitrator in accordance with the rules of employment arbitration then followed by the American Arbitration Association or any successor to the functions thereof. The arbitrator shall apply Illinois law in the resolution of all controversies, claims and disputes and shall have the right and authority to determine how Employee’s decision or determination as to each issue or matter in dispute may be implemented or enforced. Any decision or award of the arbitrator shall be final and conclusive on the parties to this Agreement and their respective affiliates, and there shall be no appeal therefrom other than from gross negligence or willful misconduct. Notwithstanding the foregoing, claims of employment discrimination, worker’s compensation and unemployment compensation benefits shall not be subject to arbitration under this Agreement. The Company shall bear all costs of the arbitrator in any action brought under this Section 17.0.

(ii) The parties hereto agree that any action to compel arbitration pursuant to this Agreement may be brought in the appropriate Illinois court and in connection with such action to compel the laws of the State of Illinois shall control. Application may also be made to such court for confirmation of any decision or award of the arbitrator, for an order of the enforcement and for any other remedies which may be necessary to effectuate such decision or award. The parties hereto hereby consent to the jurisdiction of the arbitrator and of such court and waive any objection to the jurisdiction of such arbitrator and court.

(iii) Notwithstanding the foregoing provisions of this Section 17.0, nothing contained herein shall be deemed to preclude any party from bringing an action for injunctive relief in any court having jurisdiction.

18.0 COOPERATION AND FURTHER ACTIONS. The parties agree to perform any and all acts and to execute and deliver any and all documents necessary or convenient to carry out the terms of this Agreement.

19.0 ATTORNEYS’ FEES. In the event of any dispute related to or based upon this Agreement, the prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs.

20.0 COUNTERPARTS. This Agreement may be executed in one or more counterparts, including electronically transmitted counterparts, each of which shall be deemed an original and all of which shall be considered one and the same instrument.

21.0 CONSENT TO JURISDICTION. Each party to this Agreement hereby (a) consents to the jurisdiction of the United States District Court for the Northern District of Illinois or, if such court does not have jurisdiction over such matter, the applicable Illinois State or County Court that has jurisdiction, (b) irrevocably agrees that all actions or proceedings arising out of or relating to this Agreement which are not subject to arbitration as set forth in Section 17.0(i) shall be litigated in such court and (c) consents to personal jurisdiction within the City and County of Chicago, Illinois. Each party to this Agreement accepts for itself and in connection with its properties, generally and unconditionally, the jurisdiction and venue of the aforesaid courts and waives any defense of lack of personal jurisdiction or inconvenient forum or any similar defense, and irrevocably agrees to be bound by any non-appealable judgment rendered thereby in connection with this Agreement.

22.0 CLAWBACK; RECOUPMENT. Notwithstanding anything in this Agreement to the contrary, all compensation payable under this Agreement shall be subject to (i) any compensation recovery, “clawback” or similar policy, as may be in effect from time to time to which Employee is subject and (ii) any compensation recovery, “clawback” or similar policy made applicable by law including the provisions of Section 945 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules, regulations and requirements adopted thereunder by the Securities and Exchange Commission and/or any national securities exchange on which the Company’s equity securities may be listed.

23.0 EFFECTIVENESS; CONDITION PRECEDENT. This Agreement shall be effective upon the Closing. If the Closing does not occur or the transactions contemplated by the Merger Agreement are abandoned, this Agreement shall be null and void ab initio and of no force and effect.

24.0 SECTION 409A PROVISIONS.

24.1 The parties agree that this Agreement shall be interpreted to comply with or be exempt from Section 409A of the Code, and the regulations and authoritative guidance promulgated thereunder to the extent applicable (collectively “Code Section 409A”), and all provisions of this Agreement shall be construed in a manner consistent with the requirements for avoiding taxes or penalties under Code Section 409A. Notwithstanding any provision of this Agreement to the contrary, in the event that the Company determines that any amounts payable hereunder will be taxable currently to Employee under Section 409A(a)(1)(A) of the Code and related Department of Treasury guidance, the Company and Employee shall cooperate in good faith to (i) adopt such amendments to this Agreement and appropriate policies and procedures, including amendments and policies with retroactive effect, that they mutually determine to be necessary or appropriate to preserve the intended tax treatment of the benefits provided by this Agreement, to preserve the economic benefits of this Agreement, and to avoid less-favorable accounting or tax consequences for the Company, and/or (ii) take such other actions as mutually determined to be necessary or appropriate to exempt the amounts payable hereunder from Code Section 409A or to comply with the requirements of Code Section 409A and thereby avoid the application of penalty taxes thereunder; provided, however, that this Section 24.1 does not create an obligation on the part of the Company to modify this Agreement and does not guarantee that the amounts payable hereunder will not be subject to interest or penalties under Code Section 409A, and in no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest, or penalties that may be imposed on Employee as a result of Code Section 409A or any damages for failing to comply with Code Section 409A.

24.2 A termination of employment shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits considered “nonqualified deferred compensation” under Code Section 409A upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Code Section 409A. For purposes of Code Section 409A, the Employee’s right to receive installment payments pursuant to this Agreement shall be treated as a right to receive a series of separate and distinct payments.

24.3 If Employee is deemed on the date of termination to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B), then with regard to any payment or the provision of any benefit that is considered “nonqualified deferred compensation” under Code Section 409A payable on account of a “separation from service,” such payment or benefit shall be made or provided at the date which is the earlier of (i) the expiration of the six (6)-month period measured from the date of such “separation from service” of Employee, and (ii) the date of Employee’s death (the “Delay Period”). Upon the expiration of the Delay Period, all payments and benefits delayed pursuant to this Section 24.3 (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed on the first business day following the expiration of the Delay Period to Employee in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

24.4 With regard to any provision herein that provides for reimbursement of costs and expenses or in-kind benefits, except as permitted by Code Section 409A, to the extent that any such reimbursements or in-kind benefits constitute “nonqualified deferred compensation” under Code Section 409A, (x) the right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, (y) the amount of expenses eligible for reimbursement, or in-kind benefits, provided during any taxable year shall not affect the expenses eligible for reimbursement, or in-kind benefits, to be provided in any other taxable year, provided, that this clause (y) shall not be violated with regard to any medical expenses subject to a limit as set forth in Treasury Regulations Section 1.409A-3(i)(1)(iv)(B), and (z) such payments shall be made on or before the last day of Employee’s taxable year following the taxable year in which the expense occurred.

[SIGNATURE PAGE FOLLOWS]

The parties hereto have each executed and delivered this Agreement as of the day and year first above written.

FORTRESS VALUE ACQUISITION CORP. II

By:	/s/ Alexander P. Gillette
Name: Alexander P. Gillette
Title: General Counsel and Secretary

[Signature Page to Employment Agreement]

The parties hereto have each executed and delivered this Agreement as of the day and year first above written.

ATI Holdings, LLC

By:	/s/ Joseph Jordan
Name: Joseph Jordan
Title: Chief Financial Officer

The parties hereto have each executed and delivered this Agreement as of the day and year first above written.

EMPLOYEE

/s/ Labeed S. Diab
Labeed S. Diab

EXHIBIT A

FORM OF MUTUAL RELEASE

In exchange for good and valuable consideration set forth in that certain Employment Agreement (the “Employment Agreement”) between the undersigned, Labeed S. Diab (“Employee”) and Fortress Value Acquisition Corp. II (the “Company”), the sufficiency of which is hereby acknowledged, Employee, on behalf of Employee, Employee’s executors, heirs, administrators, assigns and anyone else claiming by, through or under Employee, irrevocably and unconditionally, releases, and forever discharges the Company, its predecessors, successors and related and affiliate entities, including, without limitation, parents and subsidiaries, and each of their respective directors, officers, employees, attorneys, insurers, agents and representatives (collectively, the “Released Parties”), from, and with respect to, any and all debts, demands, actions, causes of action, suits, covenants, contracts, wages, bonuses, damages and any and all claims, demands, liabilities, and expenses (including attorneys’ fees and costs) whatsoever of any name or nature both in law and in equity that Employee now has, ever had or may in the future have against the Released Parties with respect to Employee’s employment with, or service as an officer or director of, the Released Parties (severally and collectively, “Claims”), including but not limited to, any and all Claims in tort or contract, whether by statute or common law, and any Claims relating to salary, wages, bonuses and commissions, the breach of an oral or written contract, unjust enrichment, promissory estoppel, misrepresentation, defamation, and interference with prospective economic advantage, interference with contract, wrongful termination, intentional and negligent infliction of emotional distress, negligence, breach of the covenant of good faith and fair dealing, and Claims arising out of, based on, or connected with the termination of that Employee’s employment as set forth in the Employment Agreement, including any Claims for unlawful employment discrimination of any kind, whether based on age, race, sex, disability or otherwise, including specifically and without limitation, claims arising under or based on Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act, as amended; the Civil Rights Act of 1991; the Family and Medical Leave Act; the Americans with Disabilities Act, as amended; the Employee Retirement Income Security Act of 1974; the Equal Pay Act of 1963; the Illinois Human Rights Act; the Illinois Equal Pay Law; the rules under the Illinois Administrative Code relating to discrimination; the Chicago Ordinance on Human Rights; the Illinois Worker Adjustment and Retraining Notification Act; and the Cook County Ordinance on Human Rights; and any other local, state or federal equal employment opportunity or anti-discrimination law, statute, policy, order, ordinance or regulation affecting or relating to Claims that Employee ever had, now has, or claims to have against the Released Parties; except, in each case, with respect to Claims arising out of or otherwise relating to the purchase, ownership or sale of any equity securities of the Company or any successor thereof; provided, however, the Employee does not release the Released Parties with respect to claims arising out of or relating to their fraud, gross negligence or willful misconduct. The Employee further waives any claims the Employee may have for employment by the Company and agrees not to seek such employment or reemployment by the Company in the future.

Employee warrants and represents that Employee has not assigned or transferred to any person or entity any of the Claims released by this Mutual Release, and Employee agrees to defend (by counsel of the Company’s choosing), and to indemnify and hold harmless, the Released Parties from and against any claims based on, in connection with, or arising out of any such assignment or transfer made, purported or claimed.

Except for obligations created by this Mutual Release and the Employment Agreement, the Company hereby covenants not to sue and fully releases Employee and Employee’s successors and assigns (the “Employee Releasees”), with respect to and from all actions, and claims of any kind, known or unknown, suspected or unsuspected, which the Company may now have or has ever had against any of the Employee Releasees, including all claims arising from Employee’s position as an officer, director or employee of the Company and the termination of that relationship, as of the date of this Mutual Release; except, in each case, with respect to Claims arising out of or otherwise relating to the purchase, ownership or sale of any equity securities of the Company or any successor thereof; provided, however, the Company does not release the Employee Releasees with respect to claims arising out of or relating to their fraud, gross negligence or willful misconduct.

As further consideration for Employee’s entering into the Employment Agreement and this Mutual Release, the Company covenants and agrees that for one (1) year after the date of this Mutual Release, the Company will instruct its directors and executive officers not to disparage Employee in any manner harmful to Employee’s business or personal reputation. As further consideration for the Company entering into the Employment Agreement and this Mutual Release, Employee covenants and agrees that for one year after the date of this Mutual Release, Employee will not disparage the Company in any manner harmful to the Company’s business reputation.

Notwithstanding anything to the contrary in this Mutual Release or the Employment Agreement, the foregoing release shall not cover, and Employee does not intend to release, any rights of indemnification under the Company’s Certificate of Incorporation (the “Certificate”) or Bylaws (the “Bylaws”) or Operating Agreement (the “Operating Agreement”), as applicable, rights to directors and officers liability insurance, or any rights and obligations under the Employment Agreement. Employee further acknowledges that the Company’s obligations under the Certificate, Bylaws or Operating Agreement are, to the extent required therein, conditioned upon receipt by the Company of an undertaking by Employee to repay any applicable indemnification amount if it shall be determined by a court of competent jurisdiction by final judicial determination that Employee is not entitled to be indemnified by the Company under the Certificate, Bylaws or Operating Agreement.

The parties hereto agree that neither this Mutual Release, nor the furnishing of the consideration for this Mutual Release, shall be deemed or construed at any time to be an admission by the any Released Party or the Employee Releasees of any improper or unlawful conduct.

EMPLOYEE HAS READ THIS MUTUAL RELEASE AND BEEN PROVIDED A FULL AND AMPLE OPPORTUNITY TO STUDY IT, AND EMPLOYEE UNDERSTANDS THAT THIS IS A FULL, COMPREHENSIVE AND MUTUAL RELEASE AND INCLUDES ANY CLAIM UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT. EMPLOYEE ACKNOWLEDGES THAT EMPLOYEE HAS BEEN ADVISED IN WRITING TO CONSULT WITH LEGAL COUNSEL BEFORE SIGNING THIS MUTUAL RELEASE AND THE EMPLOYMENT AGREEMENT, AND EMPLOYEE HAS CONSULTED WITH AN ATTORNEY. EMPLOYEE WAS GIVEN A

PERIOD OF AT LEAST TWENTY-ONE DAYS TO CONSIDER SIGNING THIS MUTUAL RELEASE, AND EMPLOYEE HAS SEVEN DAYS FROM THE DATE OF SIGNING TO REVOKE EMPLOYEE’S ACCEPTANCE BY DELIVERING TIMELY NOTICE OF EMPLOYEE’S REVOCATION TO THE COMPANY’S HUMAN RESOURCES DEPARTMENT AT ITS PRINCIPAL PLACE OF BUSINESS. EMPLOYEE IS SIGNING THIS MUTUAL RELEASE VOLUNTARILY, WITHOUT COERCION, AND WITH FULL KNOWLEDGE THAT IT IS INTENDED, TO THE MAXIMUM EXTENT PERMITTED BY LAW, AS A COMPLETE AND FINAL RELEASE AND WAIVER OF ANY AND ALL CLAIMS. EMPLOYEE ACKNOWLEDGES AND AGREES THAT THE PAYMENTS SET FORTH IN THE EMPLOYMENT AGREEMENT ARE CONTINGENT UPON EMPLOYEE SIGNING THIS MUTUAL RELEASE AND WILL BE PAYABLE ONLY IF AND AFTER THE REVOCATION PERIOD HAS EXPIRED.

[SIGNATURE PAGE(S) TO FOLLOW]

Employee has read this Mutual Release, fully understand it and freely and knowingly agree to its terms.

Dated this                      day of                     , 20        .

Signature

Labeed S. Diab

AGREED AND ACCEPTED:

Fortress Value Acquisition Corp. II

By:
Title:
Date:

EXHIBIT B

[To Be Completed by Employee, if any]

EXHIBIT C

[To Be Completed by Employee, if any]

Exhibit 10.6

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”) is made and entered into as of February 21, 2021 (the “Signing Date”), between Fortress Value Acquisition Corp. II (the “Company”) and Joseph Jordan (“Employee”).

1.0 RECITALS.

1.1 Employee and the Company are entering into this Agreement to set forth the terms and conditions of Employee’s employment with the Company and to protect the Company’s Trade Secrets or Confidential Information and business relationships. The Company hereby employs Employee and Employee hereby accepts employment with the Company upon the terms and conditions contained in this Agreement.

1.2 As an executive officer of the Company, Employee will have access to and Employee will become familiar with, acquire knowledge of and develop or maintain the Company’s Trade Secrets or Confidential Information (as defined below) and business relationships, whether currently existing or to be developed in the future, which Employee recognizes permits the Company to enjoy a competitive advantage and disclosure and/or use by competitors, potential competitors and/or any third-party would cause irreparable harm to the Company.

NOW, THEREFORE, IN CONSIDERATION of the foregoing facts, the mutual covenants and agreements contained herein, the compensation to be paid in connection with Employee’s continued employment, and other good and valuable consideration, the Company and Employee agree as follows:

2.0 DEFINITIONS.

2.1 Affiliate: “Affiliate” means, with respect to any party, any corporation, limited liability company, partnership, joint venture, firm and/or other entity which Controls, is Controlled by or is under common Control with such party.

2.2 Board of Directors: “Board of Directors” shall mean the board of directors of the Company.

2.3 Business: “Business” means the business of providing physical therapy and/or occupational therapy services, including, without limitation, physical therapy, work conditioning, functional capacity assessment or sports performance enhancement, home healthcare, and occupational health services, and any other business engaged in or service rendered by the Company upon the Effective Date, during the Initial Term, and/or during any Renewal Term.

2.4 Change in Control: “Change in Control” shall have the meaning set forth in the Company’s 2021 Equity Incentive Plan, as amended from time to time.

2.5 Closing: “Closing” shall have the meaning set forth in the Merger Agreement.

2.6 Compensation Committee: “Compensation Committee” shall mean a committee of the Board of Directors which has been delegated responsibility for employee compensation matters or, in the absence thereof, the entire Board of Directors.

2.7 Control: “Control” means (i) in the case of a corporate entity, direct or indirect ownership of at least fifty percent (50%) of the stock or securities entitled to vote for the election of directors; and (ii) in the case of a non-corporate entity (such as a limited liability company, partnership or limited partnership), either (A) direct or indirect ownership of at least fifty percent (50%) of the equity interests in such entity, or (B) the power to direct the management and policies of such entity.

2.8 Covered Entity: “Covered Entity” means every Affiliate of Employee, and every business, association, trust, corporation, partnership, limited liability company, proprietorship or other entity in which Employee has an investment (whether through debt or equity securities), or maintains any capital contribution or made any outstanding advances to, or in which any Affiliate of Employee has an ownership interest or profit sharing percentage, or a firm from which Employee or any Affiliate of Employee receives or is entitled to receive income, compensation or consulting fees in which Employee or any Affiliate of Employee has an interest as a lender (other than solely as a trade creditor for the sale of goods or provision of services that do not otherwise violate the provisions of this Agreement). The agreements of Employee contained herein specifically apply to each entity which is presently a Covered Entity (so long as it remains a Covered Entity) or which becomes a Covered Entity subsequent to the date of this Agreement.

2.9 Discharge For Cause: “Discharge For Cause” shall mean termination of employment for any one or more of the following: (i) willful misfeasance or nonfeasance by Employee with respect to Employee’s assigned duties, which includes not following the reasonable written direction of the Board of Directors or any committee thereof or the Company’s Chief Executive Officer (other than by reason of Permanent Disability), or repeated intentional refusal by Employee to perform Employee’s assigned duties (other than by reason of Permanent Disability) which in each case continues uncured for thirty (30) days following receipt of written notice from the Board of Directors or the Compensation Committee thereof; (ii) such Employee personally engaging in illegal conduct or any act of moral turpitude (other than minor traffic violations) which reasonably could be expected to harm the Company; (iii) such Employee breaching in any material respect any provision of this Agreement (other than by reason of Permanent Disability) which continues uncured for thirty (30) days following receipt of written notice of such breach from the Board of Directors or the Compensation Committee thereof, except that any breach of Sections 4.7 or 4.9 shall not require either written notice or an opportunity to cure; or (iv) such Employee’s commencement of employment with another company while he is an employee of the Company without the prior consent of the Board of Directors, other than with respect to Permitted Activities.

2.10 Discharge Without Cause: “Discharge Without Cause” shall mean the Company’s termination of Employee’s employment hereunder during the term hereof for any reason other than a Discharge For Cause or due to Employee’s death or Permanent Disability.

2.11 Effective Date: “Effective Date” shall mean the date of the Closing.

2.12 Merger Agreement: “Merger Agreement” shall mean the Merger Agreement, by and between the Company, FVAC Merger Corp. II, and Wilco Holdco, Inc., dated as of February 21, 2021.

2.13 Permanent Disability: “Permanent Disability” shall mean the Employee’s inability, with or without reasonable accommodation, to perform the essential duties, responsibilities, and functions of Employee’s position with the Company as a result of any mental or physical disability or incapacity for a length of time that the Company determines is sufficient to satisfy such obligations as it may have to provide leave under applicable family and medical leave laws and/or “reasonable accommodation” under applicable federal, state or local disability laws. Family and medical leave or disability leave provided under federal, state or local law may be unpaid as per the requirements of such laws; provided, however, that the Employee shall be entitled to such payments and benefits under the Company’s vacation, sick leave or disability leave programs as per the terms of such programs. The Company may terminate the Employee’s active employment because of a Permanent Disability by giving written notice to the Employee at any time effective at or within 20 days after the end period of leave as may be required under the family and medical leave laws or under federal, state or local disability laws, but the Company shall retain the Employee as an inactive employee if necessary to maintain the Employee’s eligibility for any disability leave benefits. A reassignment, reduction or elimination of the duties defined in Section 3.1 because of Employee’s inability to perform such duties during any period of a disability leave or during the period Employee is designated as an inactive employee, or the appointment of a temporary or permanent replacement for Employee during any disability leave, shall not constitute the basis for a Termination for Good Reason. In the event of a dispute over the occurrence of a Permanent Disability, the Employee agrees to submit to an examination by a doctor selected by the Company who will determine fitness for duty. If the Employee’s physician disagrees with the Company’s physician’s opinion, a third physician, mutually agreed upon by the Employee and the Company, shall examine the Employee and that physician’s opinion shall be conclusive as to the Employee’s fitness for duty.

2.14 Permitted Activities: “Permitted Activities” shall mean Employee’s service on charitable or civic boards, service on behalf of charitable organizations or foundations, supervision of passive investments, or the professional activities enumerated in Exhibit B, in each case, which do not, individually or in the aggregate, interfere with the performance of Employee’s duties hereunder.

2.15 Subsidiary: “Subsidiary” shall mean any corporation, trust, general or limited partnership, limited liability company, limited liability partnership, firm, company or other business enterprise which is Controlled by the Company thorough direct ownership of the stock or other proprietary interests of such business enterprise or indirectly through the ownership of stock or other proprietary interests in one (1) or more other business enterprises which are connected with the Company by means of one (1) or more chains of business enterprises that are connected by ownership of stock or other proprietary interests.

2.16 Termination For Good Reason: “Termination For Good Reason” shall mean voluntary termination of this Agreement by Employee if, without the prior written consent of Employee: (i) there is a reduction by the Company in Employee’s annual salary or percentage target bonus opportunity then in effect; (ii) the Company acts in any way that would adversely affect Employee’s participation in or materially reduce Employee’s benefit under any benefit plan of the Company in which Employee is participating, except those changes generally affecting similarly situated employees of the Company; (iii) the Company materially breaches the terms of this Agreement; or (iv) there is a material diminution of Employee’s job title, reporting relationship or job duties or responsibilities that are materially inconsistent with the position or positions listed in Section 3.1. Notwithstanding the foregoing, none of the circumstances described above may serve as the basis for a “Termination for Good Reason” unless (x) Employee notifies the Board of Directors in writing of any event constituting the basis for a “Termination for Good Reason” within thirty (30) days following Employee’s knowledge of the initial existence of such circumstance and (y) the Company fails to cure such circumstance within thirty (30) days following such written notice. Failing such cure, a Termination for Good Reason shall be effective on the day following the expiration of such cure period.

2.17 Territory: “Territory” means the United States.

2.18 Trade Secrets or Confidential Information: “Trade Secrets” means information, without regard to form, including, but not limited to, technical or nontechnical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, a prototype, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers which is not commonly known by or available to the public and which information: (A) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (B) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. Trade Secrets also include any information or data described above that the Company obtains from another party and that the Company treats as proprietary or designates as a Trade Secrets, whether or not owned or developed by the Company. “Confidential Information” means any data or information, without regard to form, other than Trade Secrets, that is valuable to the Company and is not generally known by the public. To the extent consistent with the foregoing, Trade Secrets or Confidential Information includes, but is not limited to: (a) the names, addresses, phone numbers, accounts, financial information, and other information concerning patients, referral sources, payors (employers, managed care organizations, workers compensation insurers, and other types of payors) and other clients of the Company; (b) non-public information and materials describing or relating to the Company’s business or financial affairs, including but not limited to financial and/or investment performance information, personnel matters, products, operating procedures, organizational responsibilities, marketing matters, or policies or procedures of the Company; or (c) information and materials describing the Company’s existing or new products and services, including analytical data and techniques, and product, service or marketing concepts under development at or for the Company, and the status of such development. Trade Secrets or Confidential Information does not include information that, other than as a result of a breach by Employee of this Agreement, (i) is or becomes generally known within the relevant industry, or (ii) is or becomes known to Employee other than through Employee’s work for the Company, or (iii) is or becomes generally available to the public.

3.0 CAPACITIES AND DUTIES; INDEMNIFICATION.

3.1 Title: As of the Effective Date, Employee will be employed in the capacity of Chief Financial Officer of the Company. Employee shall report directly to the Chief Executive Officer of the Company and shall be subject to such officer’s supervision, control and direction. Employee will at all times abide by the Company’s written personnel policies applicable to similarly situated employees of the Company as in effect from time to time and previously provided to Employee, and will faithfully, industriously and to the best of Employee’s ability, experience and talents perform all of the duties that may be required of and from Employee pursuant to the terms hereof, consistent with Employee’s status as Chief Financial Officer.

3.2 Exclusive Services: During the Term, Employee agrees to devote Employee’s best efforts and full business time to rendering services to the Company, except with respect to Permitted Activities. Employee is specifically restricted from being employed by any other company, other than a Subsidiary or an Affiliate of the Company, while under the Company’s employ pursuant to this Agreement. Employee shall not be entitled to any additional compensation for services rendered as an officer or director of the Company or any of its Affiliates.

3.3 Indemnification: The Company shall, to the maximum extent permitted by law, indemnify and hold harmless Employee for any loss, injury, damage, expense (including reasonable attorneys’ fees, and costs), and claim or demand, arising out of, connected with, or in any manner related to, any act, omission, or decision made in good faith while performing services for the Company from and after the Effective Date.

4.0 TERM.

4.1 Term: Subject to Sections 4.2, 4.3, 4.4, 4.5 and 4.6 the term of this Agreement shall be three (3) years commencing on the Effective Date, unless terminated earlier pursuant to the terms herein (the “Initial Term”); provided that, unless earlier terminated pursuant to the terms herein, the Initial Term shall be automatically extended for additional one (1) year terms (each, a “Renewal Term”) upon the expiration of the Initial Term or any such Renewal Term unless the Company or Employee delivers to the other at least thirty (30) days prior to the expiration of the Initial Term or the then-current Renewal Term, as the case may be, a written notice specifying that the term of Employee’s employment will not be renewed at the end of the Initial Term or the then-current Renewal Term, as the case may be. The Initial Term or, in the event that Employee’s employment hereunder is terminated earlier pursuant to the terms herein or renewed pursuant to this Section 4.1, such shorter or longer period, as the case may be, is referred to herein as the “Term.” Upon termination of the Term for any reason, Employee agrees to resign, or will be deemed to resign, as of the date of termination or such other date requested by the Company, from all positions and offices that Employee then holds with the Company and its Affiliates.

4.2 Discharge For Cause: Employee’s employment under this Agreement may be terminated by the Company (subject to the notice and cure period set forth in Section 2.9, if applicable), by the Chief Executive Officer and/or the Chief Human Resources Officer of the Company specifically finding that an action constituting the basis for a Discharge for Cause has occurred, without further obligation by the Company, except for payment of any base salary compensation and expense reimbursement accrued and unpaid through the effective date of termination and except as otherwise required by law, upon written notice to Employee of a Discharge For Cause. The Company shall provide Employee in such written notification such facts as shall be reasonably necessary to apprise Employee of the basis for such Discharge For Cause of which the Company is actually aware and for Employee to exercise Employee’s right to cure under Section 2.9, if applicable.

4.3 Discharge Without Cause: Employee’s employment under this Agreement may be immediately terminated by the Company upon written notice to Employee of a Discharge Without Cause.

(a) Upon termination pursuant to this Section 4.3 at any time other than during the 18-month period following a Change in Control, the Company shall (i) pay to Employee an amount equal to 1.25 (one and a quarter) times the sum of (x) Employee’s base salary, as provided in Section 5.1, at the annual rate in effect at the time of termination, and (y) the Target Bonus, in substantially equal installments over a period of fifteen (15) months from the date of such termination, in accordance with the Company’s general payroll practices as the same may exist from time to time, (ii) pay to Employee an Annual Bonus for the then-current fiscal year based on actual performance for such year, pro-rated from the first date of such fiscal year through Employee’s last date of continued active employment, payable at the same time as annual bonuses are paid other senior executives of the Company, (iii) if continued coverage under the Company’s health and welfare plans is timely elected by Employee, pay the employer and employee portion of any COBRA health and welfare premiums for a period equal to twelve (12) months from the date of such termination, or, if earlier, (x) the first date that Employee is no longer eligible for COBRA or (y) the first date that Employee becomes eligible for health benefits from another employer, and (iv) all prior unvested grants of equity incentive compensation made to Employee pursuant to the Wilco Acquisition, LP 2016 Equity Incentive Plan (whether such vesting is time-based or performance-based) shall immediately vest as of the date of such termination.

(b) Upon termination pursuant to this Section 4.3 during the 18-month period following a Change in Control, the Company shall (i) pay to Employee an amount equal to 1.5 (one and a half) times the sum of (x) Employee’s base salary, as provided in Section 5.1, at the annual rate in effect at the time of termination, and (y) the Target Bonus, in a lump sum on the first payroll date following the date the release contemplated by this Section 4.3 (described below) becomes effective and irrevocable, (ii) pay to Employee an Annual Bonus for the then-current fiscal year based on actual performance for such year, pro-rated from the first date of such fiscal year through Employee’s last date of continued active employment, payable at the same time as annual bonuses are paid other senior executives of the Company, (iii) if continued coverage under the Company’s health and welfare plans is timely elected by Employee, pay the employer and employee portion of any COBRA health and welfare premiums for a period equal to twelve (12) months from the date of such termination, or, if earlier, (x) the first date that Employee is no longer eligible for COBRA or (y) the first date that Employee becomes eligible for health benefits from another employer, and (iv) all prior unvested grants of equity incentive compensation made to Employee pursuant to the Wilco Acquisition, LP 2016 Equity Incentive Plan (whether such vesting is time-based or performance-based) shall immediately vest as of the date of such termination.

In addition to the foregoing, the Company shall pay to Employee within thirty (30) days of termination of employment all amounts of base salary compensation and expense reimbursements accrued but unpaid through the effective date of termination. Other than the foregoing, Employee shall not be entitled to any payment for subsequent periods upon Employee’s termination of employment upon a Discharge Without Cause. As a condition to receiving severance payments and benefits under this Section 4.3, Employee shall execute a release of claims in the form attached hereto as Exhibit A. Notwithstanding anything in this Agreement to the contrary, receipt of severance payments and benefits under this Section 4.3, shall be subject to the execution (and expiration of any applicable revocation period) of the release within sixty (60) days following termination (the “Release Period”) and the first severance payment shall be made, inclusive of any amounts that would otherwise have been paid prior to such date, on the first payroll date following the date the release becomes effective and irrevocable; provided, that if the Release Period spans two tax years, the first severance payment shall be made in the second tax year.

4.4 Termination For Good Reason: Employee’s employment under this Agreement may be terminated by Employee, subject to the notice and time limitations set forth in Section 2.16, upon written notice to the Company of a Termination For Good Reason.

(a) Upon termination pursuant to this Section 4.4 at any time other than during the 18-month period following a Change in Control, the Company shall provide to Employee the severance payments and benefits set forth in Section 4.3(a).

(b) Upon termination pursuant to this Section 4.4 during the 18-month period following a Change in Control, the Company shall provide to Employee the severance payments and benefits set forth in Section 4.3(b).

In addition to the foregoing, the Company shall pay to Employee within thirty (30) days of termination of employment all amounts of base salary compensation and expense reimbursements accrued but unpaid through the effective date of termination. Other than the foregoing, Employee shall not be entitled to any payment upon Employee’s termination of employment upon a Termination For Good Reason. As a condition to receiving severance payments or benefits under this Section 4.4, Employee shall execute a release of claims in the form attached hereto as Exhibit A. Notwithstanding anything in this Agreement to the contrary, receipt of severance payments or benefits under this Section 4.4, shall be subject to the execution (and expiration of any applicable revocation period) of the release within the Release Period and the first severance payment shall be made, inclusive of any amounts that would otherwise have been paid prior to such date, on the first payroll date following the date the release becomes effective and irrevocable; provided, that if the Release Period spans two tax years, the first severance payment shall be made in the second tax year.

4.5 Termination Upon Death: Employee’s employment under this Agreement shall be immediately terminated without action or notice by either party upon the death of Employee and without further obligation by the Company, except for payment of all amounts of base salary compensation and expense reimbursements accrued but unpaid through the effective date of termination (to be paid to Employee within thirty (30) days of termination of employment), and except as otherwise required by law.

4.6 Termination Upon Permanent Disability: Employee’s employment under this Agreement may be terminated by the Company, subject to the terms set forth in Section 2.12, upon written notice of a termination for the Permanent Disability of Employee. Upon termination pursuant to this Section 4.6, the Company shall continue to pay to Employee an amount equal to Employee’s base salary, as provided in Section 5.1, at the annual rate in effect at the time of termination, for a period equal to twelve (12) months from the date of such termination (“Permanent Disability Severance Pay”). In addition to the foregoing, the Company shall pay to Employee within thirty (30) days of termination of employment all amounts of base salary compensation and expense reimbursements accrued but unpaid through the effective date of termination. Permanent Disability Severance Pay shall be reduced by the amount of any disability benefits paid during and for the same period to Employee under any disability insurance policy provided by the Company as a benefit to Employee. Permanent Disability Severance Pay shall be payable over the twelve (12) month period following termination of employment under this Section 4.6 in accordance with the Company’s general payroll practices as the same may exist from time to time. As a condition to receiving Permanent Disability Severance Pay, Employee shall execute a release of claims in the form attached hereto as Exhibit A. Notwithstanding anything in this Agreement to the contrary, receipt of the Permanent Disability Severance Pay, shall be subject to the execution (and expiration of any applicable revocation period) of the release within the Release Period and the first severance payment shall be made, inclusive of any amounts that would otherwise have been paid prior to such date, on the first payroll date following the date the release becomes effective and irrevocable; provided, that if the Release Period spans two tax years, the first severance payment shall be made in the second tax year.

4.7 Non-Disclosure and Non-Use of the Company’s Trade Secrets or Confidential Information:

(a) At all times both during employment of Employee with the Company, and after the employment relationship with the Company has ended for any reason, Employee agrees that he will not, either directly or indirectly, and Employee will not permit any Covered Entity which is Controlled by Employee to, either directly or indirectly, (i) divulge, use, disclose (in any way or in any manner, including by posting on the Internet), reproduce, distribute, or reverse engineer or otherwise provide the Company’s Trade Secrets or Confidential Information to any person, firm, corporation, reporter, author, producer or similar person or entity; (ii) take any action that would make available Trade Secrets or Confidential Information to the general public in any form; (iii) take any action that uses Trade Secrets or Confidential Information to solicit any client or prospective client of the Company; or (iv) take any action that uses Trade Secrets or Confidential Information for solicitation or marketing for any service or product or on Employee’s behalf or on behalf of any entity other than the Company with which Employee may become associated, except (i) as required in connection with the performance of such Employee’s duties to the Company, (ii) as required to be included in any report, statement or testimony requested by any municipal, state or national regulatory body having jurisdiction over Employee or any Covered Entity which is Controlled by Employee, (iii) as required in response to any summons or subpoena or in connection with any litigation, (iv) to the extent necessary in order to comply with any law, order, regulation, ruling or governmental request applicable to Employee or any Covered Entity which is Controlled by Employee, (v) as required in connection with an audit by any taxing authority, or (vi) as permitted by the express written consent of the board of directors of the Company. In the event that Employee or any such Covered Entity which is Controlled by Employee is required to disclose Trade Secrets or Confidential Information pursuant to the foregoing exceptions, Employee shall promptly notify the Company of such pending disclosure and assist the Company (at the Company’s expense) in seeking a protective order or in objecting to such request, summons or subpoena with regard to the Trade Secrets or Confidential Information. If the Company does not obtain such relief after a period that is reasonable under the circumstances, Employee (or such Covered Entity) may disclose that portion of the Trade Secrets or Confidential Information which counsel to such party advises such party that they are legally compelled to disclose. In such cases, Employee shall promptly provide the Company with a copy of the Trade Secrets or Confidential Information so disclosed. This provision applies without limitation to unauthorized use of Trade Secrets or Confidential Information in any medium, writings of any kind containing such information or materials, including books, and articles, blogs, websites, or writings of any other kind, or film, videotape, or audiotape.

(b) Notwithstanding Employee’s confidentiality obligations set forth in this Section 4.7 and Section 4.8, Employee understands that, pursuant to the Defend Trade Secrets Act of 2016, Employee shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a Trade Secret that: (a) is made (1) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (2) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Employee understands that in the event it is determined that disclosure of the Trade Secrets of the Company or any of its Subsidiaries or Affiliates was not done in good faith pursuant to the above, Employee shall be subject to substantial damages under federal criminal and civil law, including punitive damages and attorneys’ fees.

(c) Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall limit or interfere with Employee’s right, without notice to or authorization of the Company, to communicate and cooperate in good faith with a Government Agency for the purpose of (i) reporting a possible violation of any U.S. federal, state, or local law or regulation, (ii) participating in any investigation or proceeding that may be conducted or managed by any Government Agency, including by providing documents or other information, or (iii) filing a charge or complaint with a Government Agency. For purposes of this Agreement, “Government Agency” means the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the U.S. Securities and Exchange Commission, the Financial Industry Regulatory Authority, or any other self-regulatory organization or any other federal, state or local governmental agency or commission.

4.8 Return of Company Property: If Employee ceases to work for the Company for any reason, Employee shall return to the Company all Company property including, but not limited to, all Trade Secrets or Confidential Information (and will not keep in Employee’s possession, recreate or deliver to anyone else) in any form or media and all copies thereof, shall return all Trade Secrets or Confidential Information from any computers Employee owns or uses outside the Company, delete all Trade Secrets or Confidential Information after returning such information to Company from any computers Employee owns or uses outside the Company, and shall participate in an exit interview for the purpose of ensuring that the Trade Secrets or Confidential Information and business relationships will not be put at risk in any new position Employee may assume.

4.9 Non-Compete and Non-Solicitation:

(i) Non-Competition: During the term of Employee’s employment with the Company or any Affiliate of the Company and for (x) eighteen (18) months after Employee’s termination, if Employee is eligible to receive severance payments and benefits under Section 4.3(b) or Section 4.4(b), or (y) fifteen (15) months after Employee’s termination, in any other circumstance or for any other reason (the “Restricted Period”), Employee shall not directly or indirectly, whether for pay or otherwise (1) form or assist others in forming, be employed by, render services of an executive, advertising, marketing, sales, administrative, supervisory technical, research, purchasing or consulting nature, or otherwise assist or lend Employee’s name, counsel or assistance to, any person or entity that engages in a business that competes with or intends to compete with the Business in the Territory; or (2) be employed by or provide services of any kind to any of the following entities or their Affiliates, or their respective successors: Accelerated Rehabilitation Centers, Athletico, U.S Physical Therapy, Inc., Benchmark Physical Therapy, Drayer Physical Therapy Institute, Physiotherapy Associates, Results Physiotherapy, Professional PT, Ivy Rehab, Upstream Rehab or Select Medical.

(ii) Non-Solicitation: During the term of Employee’s employment with the Company or any Affiliate of the Company and during the Restricted Period, Employee agrees that Employee will not, in any manner, directly or indirectly, solicit any customer or prospective customer of the Company to whom Employee provided services, with or for whom Employee transacted business, or about whom Employee learned Trade Secrets or Confidential Information during the six (6) months prior to Employee’s termination, in each case, for the purpose of providing goods or services competitive with the Business. A “prospective customer” is any person or entity with whom Employee has communicated or whom Employee solicited for the purposes of obtaining or transacting business and/or whom Employee has analyzed concerning potential business at any time prior to the termination of Employee’s employment with the Company.

(iii) Non-Solicitation of Employees: During the Restricted Period, Employee agrees that he will not, in any manner, directly or indirectly, solicit, hire, attempt to solicit or attempt to hire any person who is a non-administrative (i.e., non-clerical) employee of the Company, or an employee under Employee’s control, in each case, during the six (6) months prior to Employee’s termination, to apply for or accept employment with any person or entity that provides goods or services competitive with the Business, unless the Company first terminated the employment of such person.

(iv) Employee agrees that the payment of any severance payments or benefits under Section 4.3 or Section 4.4 is conditioned on Employee’s compliance with Section 4.7 through 4.9 and that the Company will have the right to withhold payment if Employee is in breach of any of these sections.

4.10 Assignment of Inventions:

(a) Employee has attached hereto as Exhibit C a list, if any, describing all inventions, processes, designs, technology, information, software, illustrations, artwork, documentation, photographs, trademarks, materials, original works of authorship, and trade secrets made by him prior to the date of this Agreement that (i) belong solely to Employee or jointly to Employee and another, (ii) relate in any way to the Company’s business or services, and (iii) are not assigned to the Company by this Agreement. If no such list is attached, there are no such Prior Inventions.

(b) Employee hereby assigns to the Company all right, title and interest throughout the world in and to any and all inventions, processes, designs, technology, information, software, illustrations, artwork, documentation, photographs, trademarks, materials, original works of authorship, and trade secrets that Employee may solely or jointly conceive or develop or reduce to practice during Employee’s employment by the Company that

(i) pertain to any business activity of the Company,

(ii) are aided by the use of time, materials, facilities, Trade Secrets, or Confidential Information of the Company, or

(iii) relate to any of Employee’s work for the Company (collectively referred to as “Inventions”).

(c) Employee assigns to the Company all right, title and interest throughout the world to any and all intellectual property rights associated with such Inventions, including without limitation all patents, copyrights, trademark rights, trade dress rights and trade secret rights. Employee will promptly make full written disclosure to the Company of all Inventions and will hold all Inventions in trust for the sole right and benefit of the Company. All copyrightable works made by the Employee during Employee’s employment by the Company are and will be treated as “works made for hire” to the greatest extent permitted by applicable law. Employee’s assignment of Inventions under this Section 4.10 includes Inventions created during Employee’s employment by the Company prior to the date of this Agreement, if any.

(d) Moral Rights. Employee’s assignment to the Company of Inventions hereunder includes (i) all rights of attribution, paternity, integrity, disclosure and withdrawal, (ii) any rights Employee may have under the Visual Artists Rights Act of 1990 or similar federal, state, foreign or international laws or treaties, and (iii) all other rights throughout the world sometimes referred to as “moral rights” (collectively “Moral Rights”). To the extent that Moral Rights cannot be assigned under applicable law, Employee hereby waives such Moral Rights to the extent permitted under applicable law and consents to any and all actions of the Company that would otherwise violate such Moral Rights.

(e) Employee will assist the Company to secure its rights in the Inventions and any copyrights, patents, trademarks, or other intellectual property rights relating thereto in any and all countries. If the Company is unable for any reason to secure Employee’s signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions assigned to the Company, then Employee hereby irrevocably designates and appoints the Company and its duly authorized officers as Employee’s agent and attorney in fact, to act for and in Employee’s behalf to execute and file any such applications and to do all other lawfully permitted acts to further the application for, prosecution, issuance, maintenance or transfer of letters patent or copyright registrations with the same legal force and effect as if originally executed by Employee.

(f) Limitations. Employee’s assignment of inventions under this Section 4.10 does not apply to an invention for which no equipment, supplies, facility, or trade secret information of the Company was used and which was developed entirely on the Employee’s own time, unless:

(i) The invention relates to (1) the business of the Company, or (2) the Company’s actual or demonstrably anticipated research or development, or

(ii) The invention results from any work performed by the Employee for the Company.

4.11 Enforcement; Remedies: Employee acknowledges that Employee’s expertise in the Business is of a special and unique character which gives this expertise a particular value, and that a breach of Sections 4.7, 4.8, 4.9 or 4.10 by Employee will cause serious and potentially irreparable harm to the Company. Employee therefore acknowledges that a breach of Sections 4.7, 4.8, 4.9 or 4.10 by Employee cannot be adequately compensated in an action for damages at law, and equitable relief would be necessary to protect the Company from a violation of this Agreement and from the harm which this Agreement is intended to prevent. By reason thereof, Employee acknowledges that the Company is entitled, in addition to any other remedies it may have under this Agreement or otherwise, to preliminary and permanent injunctive and other equitable relief to prevent or curtail any breach of this Agreement. Employee acknowledges, however, that no specification in this Agreement of a specific legal or equitable remedy may be construed as a waiver of or prohibition against the Company pursuing other legal or equitable remedies in the event of a breach of this Agreement by Employee. Employee’s sole and exclusive remedy in the event of a breach of this Agreement by the Company shall be payment of the severance payments and benefits under Section 4.4. For purposes of Sections 4.7, 4.8, 4.9 or 4.10, “Company” shall specifically include Fortress Value Acquisition Corp. II and its direct and indirect parent entities, subsidiaries, successors and assigns.

4.12 Prior Agreements. Employee represents and warrants that Employee is not a party to any non-competition agreement or other contractual limitation that would interfere with or hinder Employee’s ability to undertake the obligations and expectations of employment with the Company. Employee represents that Employee’s performance of all of the terms of this Agreement as an employee of the Company has not breached and will not breach any agreement to keep in confidence proprietary information, knowledge, or data acquired by Employee in confidence or trust prior to the commencement of Employee’s employment with the Company, and Employee will not disclose to the Company, or induce the Company to use, any developments, or confidential information or material Employee may have obtained in connection with employment with any prior employer in violation of a confidentiality agreement, nondisclosure agreement, or similar agreement with such prior employer.

5.0 COMPENSATION AND BENEFITS. For Employee’s services, the Company agrees to pay Employee compensation following the Effective Date as follows:

5.1 Salary: During the Term, compensation equal to an annual salary rate of $450,000 to be paid according to the Company’s general payroll practices as same may exist from time to time. For annual periods thereafter, the Compensation Committee shall review and may increase but not decrease Employee’s base compensation.

5.2 Annual Incentive Compensation Program: During the Term, Employee shall be eligible for an annual discretionary performance-based bonus of 75% of base compensation at target level of achievement (the “Target Bonus”). This bonus shall be based upon achievement of such objectives established by the Compensation Committee, which may include financial, operational, strategic and personal objectives. Except as expressly provided in Sections 4.3 and 4.4, Employee shall not be entitled to any bonus or other incentive compensation with respect to the calendar year in which Employee’s employment with the Company is terminated for any reason.

5.3 Long Term Incentive Compensation. As soon as reasonably practicable following the consummation of the Closing, Employee shall be granted a long-term incentive award for 2021 with a grant-date fair market value of $500,000, as determined by the Compensation Committee (the “2021 LTIP Award”). The 2021 LTIP Award shall be comprised of 50% stock options on Company common shares and 50% restricted stock units with respect to Company common shares (with the split between stock options and restricted stock units determined based on the grant date fair market value of such awards, not the number of stock options or restricted stock units granted). Such stock options will vest in three equal tranches on the first three anniversaries of the date of grant, and such restricted stock units will vest in three equal tranches on the first three anniversaries of the date of grant. The 2021 LTIP Award and all terms and conditions thereof shall be subject to the Company’s 2021 Equity Incentive Plan and equity award agreements thereunder. Additionally, the Compensation Committee shall grant Employee a long-term incentive award for 2022 with a grant date fair market value of $500,000, with such grant being comprised of 50% stock options on Company common shares and 50% restricted stock units with respect to Company common shares (with the split between stock options and restricted stock units determined based on the grant date fair market value of such awards, not the number of stock options or restricted stock units granted), subject to vesting conditions determined by the Compensation Committee in its discretion after consultation with a compensation consultant. Additionally, the Compensation Committee shall grant Employee a long-term incentive award for 2023 with a grant date fair market value of $750,000, allocated between stock options and restricted stock units and subject to terms and conditions as determined by the Compensation Committee in its discretion after consultation with a compensation consultant. With respect to each year of the Term following 2023, Employee shall be eligible to receive long-term incentive awards on terms and conditions as determined by the Compensation Committee in its discretion after consultation with a compensation consultant.

5.4 Reimbursement of Expenses: During the Term, the Company shall reimburse Employee for any reasonable business expenses incurred by Employee in the ordinary course of the Company’s business in accordance with the Company’s reimbursement policies then in effect. All such expenses shall be substantiated by invoices and receipts, to be submitted by Employee within thirty (30) days after incurrence. In addition, Employee shall receive a cell phone allotment in accordance with the Company’s policies then in effect or shall be provided with a Company cell phone, in the Company’s sole discretion, and shall be provided with a Company laptop computer (which shall remain the property of the Company) for use with respect to Company business.

5.5 Benefits: During the Term, Employee shall be entitled to receive all benefits of employment generally available to the Company’s other executive employees when and as such benefits, if any, become available and Employee becomes eligible for them, including any vacation and sick leave, medical, dental, life and disability insurance benefits, long term incentive plan, pension plan and/or profit-sharing plan. Additionally, the Company hereby agrees to provide Employee with annual executive physicals and an annual tax planning benefit.

5.6 Paid Time Off: During the Term, Employee shall be entitled to paid time off accrued at a level consistent with other employees within your classification, currently .0961 per hour up to a maximum of 200 hours per year. Employee will use Employee’s reasonable efforts to schedule vacation periods to minimize disruption of the Company’s business. Paid time off that is not utilized within the calendar year does not carry over and is not paid out. The Company will not reimburse Employee for any unused vacation.

5.7 Withholding: Employee authorizes the Company to make any and all applicable withholdings of federal and state taxes and other items the Company may be required to deduct, as such items may exist under this Agreement or otherwise from time to time.

6.0 CONSIDERATION: As additional consideration for the promises and covenants contained herein, specifically including, but not limited to Sections 4.7, 4.8, 4.9 and 4.10, the Company previously paid Employee five hundred dollars ($500.00). Employee acknowledges this payment and Employee’s continued employment by the Company constitute valuable consideration to which Employee is not otherwise entitled under any preexisting agreement with the Company.

7.0 SUCCESSORS AND ASSIGNS. This Agreement is intended to bind and inure to the benefit of and be enforceable by Employee, the Company and their respective heirs, successors and assigns, except that Employee shall not have any right to assign or otherwise transfer this Agreement, or any of Employee’s rights, duties or any other interest herein to any party without the prior written consent of the Company, and any such purported assignment shall be null and void.

8.0 SURVIVAL OF RIGHTS AND OBLIGATIONS. The rights and obligations of the parties as stated herein shall survive the termination of this Agreement.

9.0 ENTIRE AGREEMENT.

9.1 Sole Agreement: This Agreement (including any attachments and exhibits hereto) contains the parties’ sole and entire agreement regarding the Employee’s employment by the Company or its Affiliates, and supersedes any and all other agreements, statements and representations of the parties regarding Employee’s employment by the Company or its Affiliates, including but not limited to the Amended and Restated Employment Agreement, dated as of December 21, 2020, by and between Employee and ATI Holdings, LLC and Athletic & Therapeutic Institute of Naperville, LLC, and any other employment agreement or other agreement regarding Employee’s base compensation, bonus or terms of employment entered into prior to the Effective Date.

9.2 No Other Representations: The parties acknowledge and agree that no party has made any representations (i) concerning the subject matter hereof, or (ii) inducing the other party to execute and deliver this Agreement, except those representations specifically referenced herein. The parties have relied on their own judgment in entering into this Agreement.

10.0 MODIFICATIONS OR WAIVERS. Waivers or modifications of this Agreement, or of any covenant, condition, or limitation contained herein, are valid only if in writing duly executed by the parties hereto.

11.0 GOVERNING LAW. This Agreement shall be governed pursuant to the laws of the State of Illinois, without giving effect to any principles of conflicts of laws.

12.0 SEVERABILITY. If any part, clause, or condition of this Agreement is held to be partially or wholly invalid, unenforceable, or inoperative for any reason whatsoever, such shall not affect any other provision or portion hereof, which shall continue to be effective as though such invalid, unenforceable or inoperative part, clause or condition had not been made. In the event that any restrictive covenant under this Agreement shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it will be interpreted to extend only over the maximum period of time for which it may be enforceable, over the maximum geographical area as to which it may be enforceable, or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action.

13.0 INTERPRETATION.

13.1 Section headings: The section and subsection heading of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

13.2 Gender and Number: Whenever required by the context, the singular shall include the plural, the plural shall include the singular, and the masculine gender shall include the neuter and feminine genders and vice versa.

14.0 NOTICES. All notices and other communications under or in connection with this Agreement shall be in writing and shall be deemed given (i) if delivered personally, upon delivery, (ii) if delivered by registered or certified mail (return receipt requested), upon the earlier of actual delivery or three (3) days after being mailed, (iii) if given by overnight courier with receipt acknowledgment requested, the next business day following the date sent, or (iv) if given by telecopy, if sent during business hours at the recipient’s location, upon confirmation of transmission by telecopy, otherwise, upon the next business day after such confirmation, in each case to the parties at the following addresses:

To the Company:	Fortress Value Acquisition Corp. II
790 Remington Boulevard
Bolingbrook, Illinois 60440
Attn : General Counsel

With a copy to:	Weil, Gotshal & Manges, LP
100 Federal Street, 34th floor
Boston, MA 02110
Attention: Marilyn French Shaw

To Employee:	To the Employee’s current home address on file with the Company.

15.0 JOINT PREPARATION. All parties to this Agreement have negotiated it at length, and have had the opportunity to consult with and be represented by their own competent counsel. This Agreement is therefore deemed to have been jointly prepared by the parties, and any uncertainty or ambiguity existing in it shall not be interpreted against any party, but rather shall be interpreted according to the rules generally governing the interpretation of contracts.

16.0 THIRD-PARTY BENEFICIARIES. No term or provision of this Agreement is intended to be, or shall be, for the benefit of any person, firm, organization or corporation not a party hereto, and no such other person, firm, organization or corporation shall have any right or cause of action hereunder.

17.0 ARBITRATION.

(i) Any controversy, claim or dispute involving the parties (or their affiliated persons) directly or indirectly concerning this Agreement, or the subject matter thereof, shall be finally settled by arbitration held in Chicago, Illinois by one (1) arbitrator in accordance with the rules of employment arbitration then followed by the American Arbitration Association or any successor to the functions thereof. The arbitrator shall apply Illinois law in the resolution of all controversies, claims and disputes and shall have the right and authority to determine how Employee’s decision or determination as to each issue or matter in dispute may be implemented or enforced. Any decision or award of the arbitrator shall be final and conclusive on the parties to this Agreement and their respective affiliates, and there shall be no appeal therefrom other than from gross negligence or willful misconduct. Notwithstanding the foregoing, claims of employment discrimination, worker’s compensation and unemployment compensation benefits shall not be subject to arbitration under this Agreement. The Company shall bear all costs of the arbitrator in any action brought under this Section 17.0.

(ii) The parties hereto agree that any action to compel arbitration pursuant to this Agreement may be brought in the appropriate Illinois court and in connection with such action to compel the laws of the State of Illinois shall control. Application may also be made to such court for confirmation of any decision or award of the arbitrator, for an order of the enforcement and for any other remedies which may be necessary to effectuate such decision or award. The parties hereto hereby consent to the jurisdiction of the arbitrator and of such court and waive any objection to the jurisdiction of such arbitrator and court.

(iii) Notwithstanding the foregoing provisions of this Section 17.0, nothing contained herein shall be deemed to preclude any party from bringing an action for injunctive relief in any court having jurisdiction.

18.0 COOPERATION AND FURTHER ACTIONS. The parties agree to perform any and all acts and to execute and deliver any and all documents necessary or convenient to carry out the terms of this Agreement.

19.0 ATTORNEYS’ FEES. In the event of any dispute related to or based upon this Agreement, the prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs.

20.0 COUNTERPARTS. This Agreement may be executed in one or more counterparts, including electronically transmitted counterparts, each of which shall be deemed an original and all of which shall be considered one and the same instrument.

21.0 CONSENT TO JURISDICTION. Each party to this Agreement hereby (a) consents to the jurisdiction of the United States District Court for the Northern District of Illinois or, if such court does not have jurisdiction over such matter, the applicable Illinois State or County Court that has jurisdiction, (b) irrevocably agrees that all actions or proceedings arising out of or relating to this Agreement which are not subject to arbitration as set forth in Section 17.0(i) shall be litigated in such court and (c) consents to personal jurisdiction within the City and County of Chicago, Illinois. Each party to this Agreement accepts for itself and in connection with its properties, generally and unconditionally, the jurisdiction and venue of the aforesaid courts and waives any defense of lack of personal jurisdiction or inconvenient forum or any similar defense, and irrevocably agrees to be bound by any non-appealable judgment rendered thereby in connection with this Agreement.

22.0 CLAWBACK; RECOUPMENT. Notwithstanding anything in this Agreement to the contrary, all compensation payable under this Agreement shall be subject to (i) any compensation recovery, “clawback” or similar policy, as may be in effect from time to time to which Employee is subject and (ii) any compensation recovery, “clawback” or similar policy made applicable by law including the provisions of Section 945 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules, regulations and requirements adopted thereunder by the Securities and Exchange Commission and/or any national securities exchange on which the Company’s equity securities may be listed.

23.0 EFFECTIVENESS; CONDITION PRECEDENT. This Agreement shall be effective upon the Closing. If the Closing does not occur or the transactions contemplated by the Merger Agreement are abandoned, this Agreement shall be null and void ab initio and of no force and effect.

24.0 SECTION 409A PROVISIONS.

24.1 The parties agree that this Agreement shall be interpreted to comply with or be exempt from Section 409A of the Code, and the regulations and authoritative guidance promulgated thereunder to the extent applicable (collectively “Code Section 409A”), and all provisions of this Agreement shall be construed in a manner consistent with the requirements for avoiding taxes or penalties under Code Section 409A. Notwithstanding any provision of this Agreement to the contrary, in the event that the Company determines that any amounts payable hereunder will be taxable currently to Employee under Section 409A(a)(1)(A) of the Code and related Department of Treasury guidance, the Company and Employee shall cooperate in good faith to (i) adopt such amendments to this Agreement and appropriate policies and procedures, including amendments and policies with retroactive effect, that they mutually determine to be necessary or appropriate to preserve the intended tax treatment of the benefits provided by this Agreement, to preserve the economic benefits of this Agreement, and to avoid less-favorable accounting or tax consequences for the Company, and/or (ii) take such other actions as mutually determined to be necessary or appropriate to exempt the amounts payable hereunder from Code Section 409A or to comply with the requirements of Code Section 409A and thereby avoid the application of penalty taxes thereunder; provided, however, that this Section 24.1 does not create an obligation on the part of the Company to modify this Agreement and does not guarantee that the amounts payable hereunder will not be subject to interest or penalties under Code Section 409A, and in no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest, or penalties that may be imposed on Employee as a result of Code Section 409A or any damages for failing to comply with Code Section 409A.

24.2 A termination of employment shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits considered “nonqualified deferred compensation” under Code Section 409A upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Code Section 409A. For purposes of Code Section 409A, the Employee’s right to receive installment payments pursuant to this Agreement shall be treated as a right to receive a series of separate and distinct payments.

24.3 If Employee is deemed on the date of termination to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B), then with regard to any payment or the provision of any benefit that is considered “nonqualified deferred compensation” under Code Section 409A payable on account of a “separation from service,” such payment or benefit shall be made or provided at the date which is the earlier of (i) the expiration of the six (6)-month period measured from the date of such “separation from service” of Employee, and (ii) the date of Employee’s death (the “Delay Period”). Upon the expiration of the Delay Period, all payments and benefits delayed pursuant to this Section 24.3 (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed on the first business day following the expiration of the Delay Period to Employee in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

24.4 With regard to any provision herein that provides for reimbursement of costs and expenses or in-kind benefits, except as permitted by Code Section 409A, to the extent that any such reimbursements or in-kind benefits constitute “nonqualified deferred compensation” under Code Section 409A, (x) the right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, (y) the amount of expenses eligible for reimbursement, or in-kind benefits, provided during any taxable year shall not affect the expenses eligible for reimbursement, or in-kind benefits, to be provided in any other taxable year, provided, that this clause (y) shall not be violated with regard to any medical expenses subject to a limit as set forth in Treasury Regulations Section 1.409A-3(i)(1)(iv)(B), and (z) such payments shall be made on or before the last day of Employee’s taxable year following the taxable year in which the expense occurred.

[SIGNATURE PAGE FOLLOWS]

The parties hereto have each executed and delivered this Agreement as of the day and year first above written.

FORTRESS VALUE ACQUISITION CORP. II

By:	/s/ Alexander P. Gillette
Name: Alexander P. Gillette
Title: General Counsel and Secretary

[Signature Page to Employment Agreement]

The parties hereto have each executed and delivered this Agreement as of the day and year first above written.

ATI Holdings, LLC

By:	/s/ Labeed Diab
Name: Labeed Diab
Title: Chief Executive Officer

Athletic & Therapeutic Institute of Naperville, LLC

By:	/s/ Labeed Diab
Name: Labeed Diab
Title: Chief Executive Officer

The parties hereto have each executed and delivered this Agreement as of the day and year first above written.

EMPLOYEE

/s/ Joseph Jordan

EXHIBIT A

FORM OF MUTUAL RELEASE

In exchange for good and valuable consideration set forth in that certain Employment Agreement (the “Employment Agreement”) between the undersigned, Joseph Jordan (“Employee”) and Fortress Value Acquisition Corp. II (the “Company”), the sufficiency of which is hereby acknowledged, Employee, on behalf of Employee, Employee’s executors, heirs, administrators, assigns and anyone else claiming by, through or under Employee, irrevocably and unconditionally, releases, and forever discharges the Company, its predecessors, successors and related and affiliate entities, including, without limitation, parents and subsidiaries, and each of their respective directors, officers, employees, attorneys, insurers, agents and representatives (collectively, the “Released Parties”), from, and with respect to, any and all debts, demands, actions, causes of action, suits, covenants, contracts, wages, bonuses, damages and any and all claims, demands, liabilities, and expenses (including attorneys’ fees and costs) whatsoever of any name or nature both in law and in equity that Employee now has, ever had or may in the future have against the Released Parties with respect to Employee’s employment with, or service as an officer or director of, the Released Parties (severally and collectively, “Claims”), including but not limited to, any and all Claims in tort or contract, whether by statute or common law, and any Claims relating to salary, wages, bonuses and commissions, the breach of an oral or written contract, unjust enrichment, promissory estoppel, misrepresentation, defamation, and interference with prospective economic advantage, interference with contract, wrongful termination, intentional and negligent infliction of emotional distress, negligence, breach of the covenant of good faith and fair dealing, and Claims arising out of, based on, or connected with the termination of that Employee’s employment as set forth in the Employment Agreement, including any Claims for unlawful employment discrimination of any kind, whether based on age, race, sex, disability or otherwise, including specifically and without limitation, claims arising under or based on Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act, as amended; the Civil Rights Act of 1991; the Family and Medical Leave Act; the Americans with Disabilities Act, as amended; the Employee Retirement Income Security Act of 1974; the Equal Pay Act of 1963; the Illinois Human Rights Act; the Illinois Equal Pay Law; the rules under the Illinois Administrative Code relating to discrimination; the Chicago Ordinance on Human Rights; the Illinois Worker Adjustment and Retraining Notification Act; and the Cook County Ordinance on Human Rights; and any other local, state or federal equal employment opportunity or anti-discrimination law, statute, policy, order, ordinance or regulation affecting or relating to Claims that Employee ever had, now has, or claims to have against the Released Parties; except, in each case, with respect to Claims arising out of or otherwise relating to the purchase, ownership or sale of any equity securities of the Company or any successor thereof; provided, however, the Employee does not release the Released Parties with respect to claims arising out of or relating to their fraud, gross negligence or willful misconduct. The Employee further waives any claims the Employee may have for employment by the Company and agrees not to seek such employment or reemployment by the Company in the future.

Employee warrants and represents that Employee has not assigned or transferred to any person or entity any of the Claims released by this Mutual Release, and Employee agrees to defend (by counsel of the Company’s choosing), and to indemnify and hold harmless, the Released Parties from and against any claims based on, in connection with, or arising out of any such assignment or transfer made, purported or claimed.

Except for obligations created by this Mutual Release and the Employment Agreement, the Company hereby covenants not to sue and fully releases Employee and Employee’s successors and assigns (the “Employee Releasees”), with respect to and from all actions, and claims of any kind, known or unknown, suspected or unsuspected, which the Company may now have or has ever had against any of the Employee Releasees, including all claims arising from Employee’s position as an officer, director or employee of the Company and the termination of that relationship, as of the date of this Mutual Release; except, in each case, with respect to Claims arising out of or otherwise relating to the purchase, ownership or sale of any equity securities of the Company or any successor thereof; provided, however, the Company does not release the Employee Releasees with respect to claims arising out of or relating to their fraud, gross negligence or willful misconduct.

As further consideration for Employee’s entering into the Employment Agreement and this Mutual Release, the Company covenants and agrees that for one (1) year after the date of this Mutual Release, the Company will instruct its directors and executive officers not to disparage Employee in any manner harmful to Employee’s business or personal reputation. As further consideration for the Company entering into the Employment Agreement and this Mutual Release, Employee covenants and agrees that for one year after the date of this Mutual Release, Employee will not disparage the Company in any manner harmful to the Company’s business reputation.

Notwithstanding anything to the contrary in this Mutual Release or the Employment Agreement, the foregoing release shall not cover, and Employee does not intend to release, any rights of indemnification under the Company’s Certificate of Incorporation (the “Certificate”) or Bylaws (the “Bylaws”) or Operating Agreement (the “Operating Agreement”), as applicable, rights to directors and officers liability insurance, or any rights and obligations under the Employment Agreement. Employee further acknowledges that the Company’s obligations under the Certificate, Bylaws or Operating Agreement are, to the extent required therein, conditioned upon receipt by the Company of an undertaking by Employee to repay any applicable indemnification amount if it shall be determined by a court of competent jurisdiction by final judicial determination that Employee is not entitled to be indemnified by the Company under the Certificate, Bylaws or Operating Agreement.

The parties hereto agree that neither this Mutual Release, nor the furnishing of the consideration for this Mutual Release, shall be deemed or construed at any time to be an admission by the any Released Party or the Employee Releasees of any improper or unlawful conduct.

EMPLOYEE HAS READ THIS MUTUAL RELEASE AND BEEN PROVIDED A FULL AND AMPLE OPPORTUNITY TO STUDY IT, AND EMPLOYEE UNDERSTANDS THAT THIS IS A FULL, COMPREHENSIVE AND MUTUAL RELEASE AND INCLUDES ANY CLAIM UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT. EMPLOYEE ACKNOWLEDGES THAT EMPLOYEE HAS BEEN ADVISED IN WRITING TO CONSULT WITH LEGAL COUNSEL BEFORE SIGNING THIS MUTUAL RELEASE AND THE EMPLOYMENT AGREEMENT, AND EMPLOYEE HAS CONSULTED WITH AN ATTORNEY. EMPLOYEE WAS GIVEN A

PERIOD OF AT LEAST TWENTY-ONE DAYS TO CONSIDER SIGNING THIS MUTUAL RELEASE, AND EMPLOYEE HAS SEVEN DAYS FROM THE DATE OF SIGNING TO REVOKE EMPLOYEE’S ACCEPTANCE BY DELIVERING TIMELY NOTICE OF EMPLOYEE’S REVOCATION TO THE COMPANY’S HUMAN RESOURCES DEPARTMENT AT ITS PRINCIPAL PLACE OF BUSINESS. EMPLOYEE IS SIGNING THIS MUTUAL RELEASE VOLUNTARILY, WITHOUT COERCION, AND WITH FULL KNOWLEDGE THAT IT IS INTENDED, TO THE MAXIMUM EXTENT PERMITTED BY LAW, AS A COMPLETE AND FINAL RELEASE AND WAIVER OF ANY AND ALL CLAIMS. EMPLOYEE ACKNOWLEDGES AND AGREES THAT THE PAYMENTS SET FORTH IN THE EMPLOYMENT AGREEMENT ARE CONTINGENT UPON EMPLOYEE SIGNING THIS MUTUAL RELEASE AND WILL BE PAYABLE ONLY IF AND AFTER THE REVOCATION PERIOD HAS EXPIRED.

[SIGNATURE PAGE(S) TO FOLLOW]

Employee has read this Mutual Release, fully understand it and freely and knowingly agree to its terms.

Dated this                      day of                     , 20        .

Signature

Joseph Jordan

AGREED AND ACCEPTED:

Fortress Value Acquisition Corp. II

By:

Title:

Date:

EXHIBIT B

[To Be Completed by Employee, if any]

EXHIBIT C

[To Be Completed by Employee, if any]

Exhibit 99.1

Advent International-Backed ATI Physical Therapy Set to Go Public

Through Business Combination with Fortress Value Acquisition Corp. II

•

ATI Physical Therapy is a premier outpatient physical therapy company, leveraging an outcomes database of 2.5+ million unique patient cases and an industry-leading, scalable platform to drive high-quality musculoskeletal outcomes and outstanding customer satisfaction

•	Transaction values ATI at an enterprise value of $2.5 billion and is expected to provide up to $645 million in cash proceeds, including $300 million of fully committed PIPE

•

Investment funds affiliated with Fortress Investment Group LLC are investing $75 million into the PIPE and are joined by institutional investors including Wells Capital Management, Weiss Asset Management and Monashee Investment Management

•	Proceeds will be primarily used to repay existing debt and preferred equity, delivering financial flexibility to fuel ATI’s significant organic and acquisition growth opportunities

•

Advent International and Management are rolling 100 percent of existing equity; Advent will remain the Company’s largest stockholder and be closely aligned with Fortress and public stockholders at transaction close

•	Existing preferred holders for ATI, including GCM Grosvenor, are also rolling a significant portion of their existing stake

Bolingbrook, IL and New York, NY – February 22, 2021 – Fortress Value Acquisition Corp. II (“FVAC II”) (NYSE: FAII), a special purpose acquisition company, and ATI Physical Therapy (“ATI” or the “Company”), a portfolio company of Advent International (“Advent”) and the largest single-branded outpatient physical therapy provider in the United States, announced today that they have entered into a definitive merger agreement. Upon closing of the transaction, the combined company will operate as “ATI Physical Therapy, Inc.” and remain NYSE-listed under a new ticker symbol. The transaction is expected to close in the second quarter of this year, subject to approval by FVAC II’s stockholders and other customary closing conditions.

ATI owns and operates nearly 900 physical therapy clinics across 25 states. The Company operates its business based on data and analytics, augmented by a relentless focus on delivering superior patient outcomes that exceed industry benchmarks and service excellence to its patient, provider and payor customers.

The existing management team, led by CEO Labeed Diab, CFO Joe Jordan and COO Ray Wahl, will continue to lead the business, and Advent will remain ATI’s largest stockholder.

A Record of Growth in an Evolving Industry

ATI operates in the growing outpatient physical therapy segment of the musculoskeletal (“MSK”) treatment industry, which represents an estimated $22 billion market, within a broader MSK treatment industry representing $300-$400 billion in total spend.1 Multiple secular tailwinds are driving increased demand for outpatient physical therapy services, including: favorable demographic trends, specifically the rise in individuals over the age of 65; greater desire for active lifestyles throughout life; and continued shift towards outpatient care. In addition, there is an increasing shift away from invasive and cost inefficient treatment modalities such as surgeries and opioids to physical therapy as an effective first line of treatment for many MSK conditions.

The combination of a fast-growing market and transition to value-based healthcare has allowed ATI to execute a strategy of organic growth, accretive acquisitions and market-leading profitability in a highly fragmented industry. Since 2016, ATI has opened approximately 300 new clinics and acquired and integrated approximately 125 clinics. And with its EMR database of 2.5+ million patient cases, the Company believes it is uniquely equipped to not only deliver consistent, high-quality patient outcomes but also intelligently design and capitalize on value-based healthcare risk sharing arrangements.

“I am extremely proud of our team and the leadership role ATI plays across the nation in consistently delivering exceptional musculoskeletal outcomes, driving efficiencies and cost savings that benefit the healthcare ecosystem and delivering great results for our patients, providers and payors,” said Labeed Diab, CEO of ATI. “We expect to remain an active participant in the evolution of the industry and look forward to this next, exciting phase of our growth.”

Drew McKnight, CEO of FVAC II, commented, “We have followed ATI for a long time, having been an investor in the credit for over ten years. Since Advent bought the business in 2016, we’ve watched and admired the company’s growth, in particular their approximately 300 new clinics through their de novo growth effort. With this strong leadership team and strong balance sheet, we believe ATI is well positioned to continue this de novo growth as well as be a primary and preferred acquirer in what is still a fragmented industry.”

John Maldonado, a Managing Partner at Advent, said, “We are proud of what we have achieved in our partnership with ATI. Together, we strengthened ATI’s industry leadership through a focus on outcomes and value-based care initiatives that have further differentiated the Company’s physical therapy offering. Our tech and operational investments have enabled ATI to grow its clinic footprint by 50 percent while consistently putting patient care first and further enhancing its clinician-centric culture. We look forward to working more closely with Fortress in supporting ATI’s continued growth.”

Key Transaction Terms

The combined company represents an enterprise value of approximately $2.5 billion at closing, or 14.0x 2022E Adjusted EBITDA.

In connection with this transaction:

•

Cash proceeds raised will consist of FVAC II’s cash in trust of $345 million and a fully committed common stock PIPE of $300 million at $10.00 per share from institutional investors including Fortress Investment Group LLC, Wells Capital Management, Weiss Asset Management and Monashee Investment Management.

[1]	According to a third-party market study as of December 11, 2020.

•

FVAC II has amended the terms of its founder equity to align with long-term value creation and performance of the Company. FVAC II’s sponsor will defer 100 percent of its founder shares in accordance with the following vesting schedule: 33 percent at $12.00 per share, 33 percent at $14.00 per share, and 33 percent at $16.00 per share. FVAC II’s sponsor will also cancel 50 percent of private warrants.

•

Advent and other existing common equity holders of ATI, including management, will remain 100 percent invested following the closing, rolling approximately $1.3 billion of investment holdings into equity of the combined company.

•

ATI’s preferred equity holders, including GCM Grosvenor, who has been a decade-long investor in ATI, will continue to be significant investors and are converting approximately $130 million of existing stake into equity of the combined company.

•

Cash proceeds will be used to pay down ATI’s existing debt and remaining preferred equity, significantly reducing leverage. Pro forma net debt to Adjusted EBITDA ratio is expected to be reduced from 5.2x to 2.1x based on 2022E Adjusted EBITDA.

•

ATI common equity holders, ATI preferred equity holders, FVAC II stockholders and PIPE investors (including investment funds affiliated with Fortress Investment Group LLC ) are expected to own approximately 63 percent, 6 percent, 17 percent and 14 percent, respectively, of the outstanding common shares of the combined company immediately following the merger.[2]

The Boards of Directors of both FVAC II and ATI have unanimously approved the proposed business combination, and, following such approval, ATI stockholders adopted the merger agreement. No further approval by ATI stockholders is required to consummate the proposed business combination. The transaction is expected to be completed in the second quarter of 2021, subject to, among other customary closing conditions, approval by FVAC II stockholders and FVAC II having minimum cash of $472.5 million.

Additional information about the proposed business combination, including a copy of the merger agreement and investor presentation, will be included in a current report on Form 8-K to be filed by FVAC II with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Advisors

Deutsche Bank Securities and BofA Securities are serving as joint financial advisors to FVAC II. Barclays, Citi, Deutsche Bank Securities, and BofA Securities are serving as placement agents to FVAC II. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to FVAC II.

Barclays and Citi are acting as joint financial advisors and capital markets advisors to ATI. Weil, Gotshal & Manges LLP is serving as legal counsel to ATI.

[2]

Assumes no redemption by public stockholders in connection with the transaction and excludes the impact of Fortress warrants (9.9 million warrants with a strike price of $11.50 per warrant). Assumes new shares are issued at a price of $10.00 per share.

Investor Management Presentation

FVAC II and ATI management will host a conference call on February 22, 2021 at 8:00 a.m., EST, to review an investor presentation. The conference call can be accessed in the “Investors” section of the ATI website at https://www.atipt.com/investors and the FVAC II website at https://www.fortressvalueac2.com/. A recording of the webcast will be available online following the conference call at the same links.

The presentation and a transcript of the call will also be filed by FVAC II with the SEC under the cover of a Current Report on Form 8-K, which can be viewed through the SEC’s EDGAR website at www.sec.gov. A link to Fortress Value Acquisition Corp.’s SEC filings can be found at https://www.fortressvalueac2.com/sec-filings.

About ATI Physical Therapy

At ATI Physical Therapy, we are passionate about potential. Every day, we restore it in our patients and activate it in our team members in close to 900 locations across the U.S. With proven results from more than 2.5 million unique patient cases tracked in its EMR database, ATI is leading the industry by setting best practice standards that deliver predictable outcomes for our patients with MSK issues. ATI’s offerings span the healthcare spectrum for MSK-related issues. From preventative services in the workplace and athletic training support to home health, outpatient clinical services and online physical therapy via its CONNECT™ platform, a complete list of our service offerings can be found at ATIpt.com.

About Fortress Value Acquisition Corp. II

FVAC II is a $345 million Special Purpose Acquisition Company sponsored by Fortress Credit and traded on the New York Stock Exchange under the ticker FAII. Fortress Credit is a business of Fortress Investment Group LLC (“Fortress”).

Fortress is a leading, highly diversified global investment manager. Founded in 1998, Fortress manages $49.9 billion of assets under management as of September 30, 2020, on behalf of approximately 1,800 institutional clients and private investors worldwide across a range of credit and real estate, private equity and permanent capital investment strategies.

About Advent International

Founded in 1984, Advent International is one of the largest and most experienced global private equity investors. The firm has invested in over 350 private equity transactions in 41 countries, and as of September 30, 2020, had $66.2 billion in assets under management. With 15 offices in 12 countries, Advent has established a globally integrated team of over 200 investment professionals across North America, Europe, Latin America and Asia. The firm focuses on investments in five core sectors, including business and financial services; health care; industrial; retail, consumer and leisure; and technology. After 35 years dedicated to international investing, Advent remains committed to partnering with management teams to deliver sustained revenue and earnings growth for its portfolio companies.

For more information, visit

Website: www.adventinternational.com

LinkedIn: www.linkedin.com/company/advent-international

About GCM Grosvenor

GCM Grosvenor (Nasdaq: GCMG) is a global alternative asset management solutions provider across private equity, infrastructure, real estate, credit, and absolute return investment strategies. The firm is in its 50th year of operation and is dedicated to delivering value for clients in the growing alternative investment asset classes. GCM Grosvenor’s experienced team of approximately 500 professionals serves a global client base of institutional and high net worth investors. The firm is headquartered in Chicago, with offices in New York, Los Angeles, London, Tokyo, Hong Kong, and Seoul.

Additional Information and Where to Find It

This press release is being made in respect of the proposed business combination involving FVAC II and ATI. In connection with the proposed business combination, FVAC II intends to file with the SEC a preliminary proxy statement relating to the proposed business combination, which will be mailed (if and when available) to its stockholders once definitive. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. FVAC II’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, the definitive proxy statement and any other documents filed in connection with FVAC II’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these materials will contain important information about the Company, FVAC II and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of FVAC II as of a record date to be established for voting on the proposed business combination. Stockholders of FVAC II will also be able to obtain copies of the proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by FVAC II may be obtained free of charge from FVAC II at https://www.fortressvalueac2.com/sec-filings or upon written request to FVAC II at 1345 Avenue of the Americas, New York, New York 10105, Attn: Investor Relations, or by calling (212) 798-6100.

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended (“Securities Act”), or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

FVAC II, ATI and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from FVAC II’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FVAC II’s stockholders in connection with the proposed business combination will be set forth in FVAC II’s proxy statement when it is filed with the SEC. You can find more information about FVAC II’s directors and executive officers in FVAC II’s final prospectus dated August 11, 2020 and filed with the SEC on August

13, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in FVAC II’s preliminary and definitive proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

All statements other than statements of historical facts contained in this press release are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics (including pro forma net debt to Adjusted EBITDA ratio), projections of market opportunity and market share, the satisfaction of closing conditions to the potential transaction and the PIPE, the level of redemptions by FVAC II’s public stockholders and the timing of the completion of the potential transaction, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of ATI’s and FVAC II’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of ATI and FVAC II. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of FVAC II is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the PIPE; (v) the risk that the proposed business combination disrupts current plans and operations of FVAC II or ATI as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed business combination; (viii) risks relating to the uncertainty of the projected financial information with respect to ATI and costs related to the proposed business combination; (ix) risks related to the rollout of ATI’s business strategy and the timing of expected business milestones; (x) the effects of competition on ATI’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against FVAC II, ATI or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by FVAC II’s public stockholders; (xiv) the ability of FVAC II or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed business combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in FVAC II’s final prospectus dated August 11, 2020 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of FVAC II filed, or to be filed, with the SEC. If any of these risks materialize or FVAC II’s or ATI’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FVAC II nor ATI presently know or that FVAC II and ATI currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FVAC II’s and ATI’s expectations, plans or forecasts of future events and views as of the date of this press release. FVAC II and ATI anticipate that subsequent events and developments will cause FVAC II’s and ATI’s assessments to change. However, while FVAC II and ATI may elect to update these forward-looking statements at some point in the future, FVAC II and ATI specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing FVAC II’s and ATI’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures

Certain financial information and data contained in this press release is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by FVAC II with the SEC. Some of the financial information and data contained in this press release, such as Adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). FVAC II and ATI believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to ATI’s financial condition and results of operations. ATI’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. FVAC II and ATI believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing ATI’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. However, ATI’s method of determining these measures may be different from other companies’ methods and, therefore, may not be directly comparable to those used by other similar companies. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in ATI’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results and reconciliations to the most directly comparable GAAP measure are included at the end of this press release.

Contacts:

ATI Physical Therapy

Investor Relations

Bob East / Jordan Kohnstam

Westwicke/ICR

ATIIR@westwicke.com

Media Relations

Sean Leous

Westwicke/ICR

646-866-4012

Sean.Leous@westwicke.com

Fortress Value Acquisition Corp. II

Gordon E. Runté

Managing Director

Fortress Investment Group LLC

212-798-6082

grunte@fortress.com

Exhibit 99.2

# Investor Presentation

February 2021

Exhibit 99.2 Investor Presentation December 2020 February 2021 1Exhibit 99.2 Investor Presentation December 2020 February 2021 1

Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Wilco Holdco, Inc. (“Wilco”) and Fortress Value Acquisition Corp. II (“FVAC”) and related transactions (the “Proposed Business Combination”) and for no other purpose. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of your firm’s participation in the potential financing, that you will not distribute, disclose or use such information in any way detrimental to Wilco or FVAC, and that you will return to Wilco and FVAC, delete or destroy this Presentation upon request. No representations or warranties, express or implied are given in, or in respect of, this Presentation. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will FVAC, Wilco or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Wilco or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Wilco and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. The proposed business combination will be submitted to the stockholders of FVAC for their consideration and approval at a special meeting of stockholders. FVAC intends to file a preliminary proxy statement (the “Proxy Statement”) with the SEC, which will be distributed to holders of FVAC’s common stock, once definitive, in connection with FVAC’s solicitation for proxies for the vote by FVAC’s stockholders in connection with the proposed business combination and other matters as described in the Proxy Statement. When available, FVAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. FVAC’s stockholders and other interested parties are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definition proxy statement and any other documents filed in connection with FVAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these documents will contain important information about FVAC, Wilco and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by FVAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Alexander Gillette (agillette@fortress.com). This Presentation does not constitute a solicitation of any a proxy. FVAC, Wilco and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from FVAC’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FVAC’s stockholders in connection with the proposed business combination will be set forth in FVAC’s proxy statement when it is filed with the SEC. You can find more information about FVAC’s directors and executive officers in FVAC’s final prospectus dated August 11, 2020 and filed with the SEC on August 13, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in FVAC’s preliminary and definitive proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above. NO OFFER OR SOLICITATION This Presentation relates to the potential financing of a portion of the Proposed Business Combination through a private placement of FVAC’s common stock. This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Act and “Institutional Accounts” as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither Wilco nor FVAC is making an offer of the Securities in any jurisdiction where the offer is not permitted. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. FORWARD-LOOKING STATEMENTS All statements other than statements of historical facts contained in this Presentation are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics (including pro forma net debt to Adjusted EBITDA ratio), projections of market opportunity and market share, the satisfaction of closing conditions to the potential transaction and the PIPE, the level of redemptions by FVAC’s public stockholders and the timing of the completion of the potential transaction, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Wilco’s and FVAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or im possible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Wilco and FVAC. These forward- looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of FVAC is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the PIPE; (v) the risk that the proposed business combination disrupts current plans and operations of FVAC or Wilco as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed business combination; (viii) risks relating to the uncertainty of the projected financial information with respect to Wilco and costs related to the proposed business combination; (ix) risks related to the rollout of Wilco’s business strategy and the timing of expected business milestones; (x) the effects of competition on Wilco’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against FVAC, Wilco or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by FVAC’s public stockholders; (xiv) the ability of FVAC or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed business combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in FVAC’s final prospectus dated August 11, 2020 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of FVAC filed, or to be filed, with the SEC. If any of these risks materialize or FVAC’s or Wilco’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FVAC nor Wilco presently know or that FVAC and Wilco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FVAC’s and Wilco’s expectations, plans or forecasts of future events and views as of the date of this Presentation. FVAC and Wilco anticipate that subsequent events and developments will cause FVAC’s and Wilco’s assessments to change. However, while FVAC and Wilco may elect to update these forward-looking statements at some point in the future, FVAC and Wilco specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing FVAC’s and Wilco’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Wilco and FVAC have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Wilco and FVAC, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Wilco and FVAC. USE OF PROJECTIONS This Presentation contains projected financial information with respect to Wilco, including, but not limited to, estimated results for fiscal year 2020. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither FVAC’s nor Wilco’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by FVAC with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA, Adjusted EBITDA, and Clinic Contribution, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). FVAC and Wilco believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Wilco’s financial condition and results of operations. Wilco’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. FVAC and Wilco believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Wilco’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Wilco’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results and reconciliations to the most directly comparable GAAP measure are provided in the Appendix to this Presentation. TRADEMARKS AND TRADE NAMES Wilco and FVAC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Wilco or FVAC, or an endorsement or sponsorship by or of Wilco or FVAC. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Wilco or FVAC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 2Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Wilco Holdco, Inc. (“Wilco”) and Fortress Value Acquisition Corp. II (“FVAC”) and related transactions (the “Proposed Business Combination”) and for no other purpose. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of your firm’s participation in the potential financing, that you will not distribute, disclose or use such information in any way detrimental to Wilco or FVAC, and that you will return to Wilco and FVAC, delete or destroy this Presentation upon request. No representations or warranties, express or implied are given in, or in respect of, this Presentation. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will FVAC, Wilco or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Wilco or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Wilco and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. The proposed business combination will be submitted to the stockholders of FVAC for their consideration and approval at a special meeting of stockholders. FVAC intends to file a preliminary proxy statement (the “Proxy Statement”) with the SEC, which will be distributed to holders of FVAC’s common stock, once definitive, in connection with FVAC’s solicitation for proxies for the vote by FVAC’s stockholders in connection with the proposed business combination and other matters as described in the Proxy Statement. When available, FVAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. FVAC’s stockholders and other interested parties are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definition proxy statement and any other documents filed in connection with FVAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these documents will contain important information about FVAC, Wilco and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by FVAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Alexander Gillette (agillette@fortress.com). This Presentation does not constitute a solicitation of any a proxy. FVAC, Wilco and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from FVAC’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FVAC’s stockholders in connection with the proposed business combination will be set forth in FVAC’s proxy statement when it is filed with the SEC. You can find more information about FVAC’s directors and executive officers in FVAC’s final prospectus dated August 11, 2020 and filed with the SEC on August 13, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in FVAC’s preliminary and definitive proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above. NO OFFER OR SOLICITATION This Presentation relates to the potential financing of a portion of the Proposed Business Combination through a private placement of FVAC’s common stock. This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Act and “Institutional Accounts” as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither Wilco nor FVAC is making an offer of the Securities in any jurisdiction where the offer is not permitted. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. FORWARD-LOOKING STATEMENTS All statements other than statements of historical facts contained in this Presentation are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics (including pro forma net debt to Adjusted EBITDA ratio), projections of market opportunity and market share, the satisfaction of closing conditions to the potential transaction and the PIPE, the level of redemptions by FVAC’s public stockholders and the timing of the completion of the potential transaction, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Wilco’s and FVAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or im possible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Wilco and FVAC. These forward- looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of FVAC is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the PIPE; (v) the risk that the proposed business combination disrupts current plans and operations of FVAC or Wilco as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed business combination; (viii) risks relating to the uncertainty of the projected financial information with respect to Wilco and costs related to the proposed business combination; (ix) risks related to the rollout of Wilco’s business strategy and the timing of expected business milestones; (x) the effects of competition on Wilco’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against FVAC, Wilco or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by FVAC’s public stockholders; (xiv) the ability of FVAC or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed business combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in FVAC’s final prospectus dated August 11, 2020 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of FVAC filed, or to be filed, with the SEC. If any of these risks materialize or FVAC’s or Wilco’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FVAC nor Wilco presently know or that FVAC and Wilco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FVAC’s and Wilco’s expectations, plans or forecasts of future events and views as of the date of this Presentation. FVAC and Wilco anticipate that subsequent events and developments will cause FVAC’s and Wilco’s assessments to change. However, while FVAC and Wilco may elect to update these forward-looking statements at some point in the future, FVAC and Wilco specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing FVAC’s and Wilco’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Wilco and FVAC have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Wilco and FVAC, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Wilco and FVAC. USE OF PROJECTIONS This Presentation contains projected financial information with respect to Wilco, including, but not limited to, estimated results for fiscal year 2020. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither FVAC’s nor Wilco’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by FVAC with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA, Adjusted EBITDA, and Clinic Contribution, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). FVAC and Wilco believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Wilco’s financial condition and results of operations. Wilco’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. FVAC and Wilco believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Wilco’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Wilco’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results and reconciliations to the most directly comparable GAAP measure are provided in the Appendix to this Presentation. TRADEMARKS AND TRADE NAMES Wilco and FVAC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Wilco or FVAC, or an endorsement or sponsorship by or of Wilco or FVAC. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Wilco or FVAC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 2

# Today's Presenters

**Labeed Diab**
*Chief Executive Officer*
ATI Physical Therapy

Past Experience

Humana
Walmart
Brookdale Senior Living Solutions
aramark
Rite Aid
CVS caremark

**Joseph Jordan**
*Chief Financial Officer*
ATI Physical Therapy

Past Experience

SEARS
SunCoke Energy
Deloitte.

Past Experience

FORTRESS
Fir Tree Partners
Goldman Sachs

**Micah Kaplan**
*Chief Operating Officer*
Fortress Value Acquisition Corp. II

Past Experience

FORTRESS
Bank of America

© 2021 ATI Holdings, LLC

3

ATI PHYSICAL THERAPY

Today’s Presenters Labeed Diab Joseph Jordan Drew McKnight Micah Kaplan Chief Executive Officer Chief Financial Officer Chief Executive Officer Chief Operating Officer ATI Physical Therapy ATI Physical Therapy Fortress Value Fortress Value Acquisition Corp. II Acquisition Corp. II Past Experience Past Experience Past Experience Past Experience © 2021 ATI Holdings, LLC 3 3Today’s Presenters Labeed Diab Joseph Jordan Drew McKnight Micah Kaplan Chief Executive Officer Chief Financial Officer Chief Executive Officer Chief Operating Officer ATI Physical Therapy ATI Physical Therapy Fortress Value Fortress Value Acquisition Corp. II Acquisition Corp. II Past Experience Past Experience Past Experience Past Experience © 2021 ATI Holdings, LLC 3 3

# Overview of FVAC II

## SPAC Overview

### Prior SPAC Combinations

| | vivint.SmartHome | MP MATERIALS |
|---|---|---|
| **Acquisition Date** | **1/17/2020** | **11/17/2020** |
| **Current Price (1)** | **$19 (+91%)** | **$42 (+324%)** |

## Supported By Leading Investment Manager

FORTRESS

| | |
|---|---|
| **~$50bn** Assets Under Management(2) | **~850** Employees and Investment Professionals(2) |
| **~1,900** Institutional Clients and Private Investors(2) | **13** Offices Worldwide(2) |

© 2021 ATI Holdings, LLC

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ATI PHYSICAL THERAPY

Overview of FVAC II SPAC Overview Supported By Leading Investment Manager — Fortress Value Acquisition Corp. II (“FVAC II”) is a $345mm Special Purpose Acquisition Company sponsored by Fortress Credit and traded on the New York Stock Exchange under the ticker FAII ~850 ~$50bn — FVAC II’s IPO was completed in August 2020 Employees and Assets Under Investment (2) — Proven management team of experienced global investors with Management (2) Professionals extensive industry knowledge — Demonstrated success with previous SPAC combinations ~1,900 Prior SPAC Combinations 13 Institutional Clients (2) Offices Worldwide (2) and Private Investors — Highly diversified global investment manager with assets across Acquisition a range of private equity, credit, and permanent capital strategies 1/17/2020 11/17/2020 Date — Extensive experience in retail and healthcare — Robust team and a network of complementary resources Current $19 (+91%) $42 (+324%) (1) Price — Credit investor in ATI for over 10 years — Resources and full support of the platform have been made available to FVAC II ___________________________ 1. Stock prices as of 2/18/21. 2. As of 9/30/2020. © 2021 ATI Holdings, LLC 4 4Overview of FVAC II SPAC Overview Supported By Leading Investment Manager — Fortress Value Acquisition Corp. II (“FVAC II”) is a $345mm Special Purpose Acquisition Company sponsored by Fortress Credit and traded on the New York Stock Exchange under the ticker FAII ~850 ~$50bn — FVAC II’s IPO was completed in August 2020 Employees and Assets Under Investment (2) — Proven management team of experienced global investors with Management (2) Professionals extensive industry knowledge — Demonstrated success with previous SPAC combinations ~1,900 Prior SPAC Combinations 13 Institutional Clients (2) Offices Worldwide (2) and Private Investors — Highly diversified global investment manager with assets across Acquisition a range of private equity, credit, and permanent capital strategies 1/17/2020 11/17/2020 Date — Extensive experience in retail and healthcare — Robust team and a network of complementary resources Current $19 (+91%) $42 (+324%) (1) Price — Credit investor in ATI for over 10 years — Resources and full support of the platform have been made available to FVAC II ___________________________ 1. Stock prices as of 2/18/21. 2. As of 9/30/2020. © 2021 ATI Holdings, LLC 4 4

# Transaction Structure Aligns Long-Term Interests

## Attractive Entry Multiple

***Enterprise Value / 2022E Adj. EBITDA*** [(1)]

14.0x
21.6x
21.7x
ATI Physical Therapy
USPh
U.S. Physical Therapy, Inc.
Other High Growth, High Value Providers
amedisys
LHC Group
ADDUS

## Incentives Fully Aligned Among Shareholders

| | |
|---|---|
| Advent International Global Private Equity | 100% equity rollover / no cash proceeds |
| Fortress Value Acquisition Corp. II | 100% deferral of founder shares / 50% of founder warrants cancelled / $75mm PIPE commitment from investment funds managed by Fortress |
| **Management** | 100% equity rollover |
| ATI Physical Therapy | Conservative capital structure to drive growth: ~3.1x Net Debt [(2)] / 2021E EBITDA ~2.1x Net Debt [(2)] / 2022E EBITDA |

*© 2021 ATI Holdings, LLC*

5

Transaction Structure Aligns Long-Term Interests Attractive Entry Multiple Incentives Fully Aligned Among Shareholders (1) Enterprise Value / 2022E Adj. EBITDA 100% equity rollover / 21.7x 21.6x no cash proceeds 100% deferral of founder shares / 14.0x 50% of founder warrants cancelled / $75mm PIPE commitment from investment funds managed by Fortress Management 100% equity rollover Other High Growth, Conservative capital High Value Providers structure to drive growth: (2) ~3.1x Net Debt / 2021E EBITDA (2) ~2.1x Net Debt / 2022E EBITDA ___________________________ Source: FactSet and Public Filings. Market data as of 2/18/21. 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Represents pro forma balance sheet as of 12/31/20. Net debt represents debt less cash excluding ~$27mm Medicare Advance repayment reserve and ~$18mm of cash held at joint ventures. © 2021 ATI Holdings, LLC 5 5Transaction Structure Aligns Long-Term Interests Attractive Entry Multiple Incentives Fully Aligned Among Shareholders (1) Enterprise Value / 2022E Adj. EBITDA 100% equity rollover / 21.7x 21.6x no cash proceeds 100% deferral of founder shares / 14.0x 50% of founder warrants cancelled / $75mm PIPE commitment from investment funds managed by Fortress Management 100% equity rollover Other High Growth, Conservative capital High Value Providers structure to drive growth: (2) ~3.1x Net Debt / 2021E EBITDA (2) ~2.1x Net Debt / 2022E EBITDA ___________________________ Source: FactSet and Public Filings. Market data as of 2/18/21. 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Represents pro forma balance sheet as of 12/31/20. Net debt represents debt less cash excluding ~$27mm Medicare Advance repayment reserve and ~$18mm of cash held at joint ventures. © 2021 ATI Holdings, LLC 5 5

Investment Thesis 1 Large, Growing Industry on the “Right Side” of Healthcare 2 Industry-Leading Platform Driving High-Quality Outcomes 3 Strong Historical Growth and Momentum 4 Unified Brand with Local-Market Strategy Delivering Same-Clinic Growth 5 “Gold Standard” De Novo Program with Massive Whitespace Strong M&A Platform in a Highly Fragmented Industry 6 7 Significant Opportunities to Accelerate Growth 8 Experienced, Public-Ready Management Team © 2021 ATI Holdings, LLC 66Investment Thesis 1 Large, Growing Industry on the “Right Side” of Healthcare 2 Industry-Leading Platform Driving High-Quality Outcomes 3 Strong Historical Growth and Momentum 4 Unified Brand with Local-Market Strategy Delivering Same-Clinic Growth 5 “Gold Standard” De Novo Program with Massive Whitespace Strong M&A Platform in a Highly Fragmented Industry 6 7 Significant Opportunities to Accelerate Growth 8 Experienced, Public-Ready Management Team © 2021 ATI Holdings, LLC 66

Company Overview 7Company Overview 7

# ATI is the Premier Outpatient Physical Therapy Platform

## Company Overview

Great Place To Work. Certified

**#1 Independent Physical Therapy Provider** [(1)]

**~6.4 Million Annual PT Visits** [(2)]

**300+ De Novos Since 2016** [(3)]

**79 Net Promoter Score (“NPS”)** [(4)]

**$903mm**
**2022E Revenue**

**$175mm**
**2022E Adj. EBITDA** [(5)]

## Diversified Payor Mix [(6)]

Other 8%
Workers' Compensation 17%
Commercial 51%
Government 24%

50
16
19
3
44
5
55
2
11
3
34
79
177
78
1
4
46
35
32
65
13
3
56
42
2

**875 locations across 25 states**

*© 2021 ATI Holdings, LLC*

8

ATI PHYSICAL THERAPY

ATI is the Premier Outpatient Physical Therapy Platform Company Overview ü Largest Single-Branded Physical Therapy (“PT”) #1 Independent Physical ~6.4 Million (1) (1) (2) Provider with 875 owned clinics across 25 states Therapy Provider Annual PT Visits ü Purpose-Built, Proprietary Electronic Medical Records (“EMR”) Database of 2+ million unique patient cases measuring outcomes 300+ De Novos 79 Net Promoter (3) (4) Since 2016 Score (“NPS”) ü Team-based Care Enabling our clinicians to work at the top of their respective licenses $903mm $175mm (5) ü Great Place to Work Certified 2022E Revenue 2022E Adj. EBITDA (6) Diversified Payor Mix 50 Other 16 35 8% 34 79 Workers' 46 3 11 19 4 32 Compensation 177 78 3 65 17% 1 3 13 44 56 5 42 2 Commercial 2 55 51% Government 24% 875 locations across 25 states ___________________________ 1. Based on clinic count as of 12/31/20. 2. Based on 2019 visits. 3. Represents all de novos including co-located clinics within high schools and universities. 4. Based on averages of trailing four quarters as of 9/30/20. 5. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 6. Based on 2019A net patient revenue; Other is primarily comprised of net patient revenue related to auto personal injury. © 2021 ATI Holdings, LLC 8 8ATI is the Premier Outpatient Physical Therapy Platform Company Overview ü Largest Single-Branded Physical Therapy (“PT”) #1 Independent Physical ~6.4 Million (1) (1) (2) Provider with 875 owned clinics across 25 states Therapy Provider Annual PT Visits ü Purpose-Built, Proprietary Electronic Medical Records (“EMR”) Database of 2+ million unique patient cases measuring outcomes 300+ De Novos 79 Net Promoter (3) (4) Since 2016 Score (“NPS”) ü Team-based Care Enabling our clinicians to work at the top of their respective licenses $903mm $175mm (5) ü Great Place to Work Certified 2022E Revenue 2022E Adj. EBITDA (6) Diversified Payor Mix 50 Other 16 35 8% 34 79 Workers' 46 3 11 19 4 32 Compensation 177 78 3 65 17% 1 3 13 44 56 5 42 2 Commercial 2 55 51% Government 24% 875 locations across 25 states ___________________________ 1. Based on clinic count as of 12/31/20. 2. Based on 2019 visits. 3. Represents all de novos including co-located clinics within high schools and universities. 4. Based on averages of trailing four quarters as of 9/30/20. 5. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 6. Based on 2019A net patient revenue; Other is primarily comprised of net patient revenue related to auto personal injury. © 2021 ATI Holdings, LLC 8 8

# Market Opportunity to Drive Healthcare Cost Savings

U.S. Healthcare Spend $3.6tn
Musculoskeletal Treatment $300-$400bn
Total Physical Therapy and Related Services Industry ~$40bn
Outpatient PT ~$22bn

## ATI Opportunity

- ✓ Significant opportunity as the industry continues to shift towards outpatient
- ✓ PT as front-line, cost effective care will be increasingly important
- ✓ Participation in risk-sharing arrangements unlocks cost savings delivered through PT

## Core Addressable Market

**PT Can Reduce Costs And Improves Outcomes**

**$2,736**
Savings Per Patient

Patients who participate in **PT reduce their cost** on average by **$2,736** (1)

**When PT is used as a 1st Line for Lower Back Pain, research finds… (2)**

(15%)
Probability of ER Visit
(28%)
Utilization of Advanced Imaging Services
(89%)
Probability of having an opioid prescription

© 2021 ATI Holdings, LLC

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ATI PHYSICAL THERAPY

Market Opportunity to Drive Healthcare Cost Savings Physical therapy and related services is a $40bn industry in the PT Can Reduce Costs And U.S. and a key component of total musculoskeletal (“MSK”) Improves Outcomes treatment spend U.S. Healthcare Patients who Spend $3.6tn $2,736 participate in PT Savings Per reduce their cost on Patient (1) average by $2,736 Musculoskeletal Treatment $300-$400bn ATI Opportunity st When PT is used as a 1 Line for Lower ü Significant opportunity as (2) Back Pain, research finds… the industry continues to shift towards outpatient ü PT as front-line, cost (15%) Probability of ER Visit effective care will be Total Physical increasingly important Therapy and Related Services Industry ü Participation in risk- Utilization of Advanced ~$40bn (28%) Imaging Services sharing arrangements unlocks cost savings delivered through PT Outpatient PT Probability of having an ~$22bn (89%) opioid prescription Core Addressable Market ___________________________ Sources: Third-party market study as of 12/11/2020. 1. Fritz, J. M., J. D. Childs, R. S. Wainner and T. W. Flynn (2012). Primary care referral of patients with low back pain to physical therapy: impact on future health care utilization and costs. Spine (Phila Pa 1976) 37(25): 2114-2121. 2. Frogner et al., “Physical Therapy as the First Point of Care to Treat Low Back Pain: An Instrumental Variables Approach to Estimate Impact on Opioid Prescription, Health Care Utilization and Costs,” (2018). © 2021 ATI Holdings, LLC 9 9Market Opportunity to Drive Healthcare Cost Savings Physical therapy and related services is a $40bn industry in the PT Can Reduce Costs And U.S. and a key component of total musculoskeletal (“MSK”) Improves Outcomes treatment spend U.S. Healthcare Patients who Spend $3.6tn $2,736 participate in PT Savings Per reduce their cost on Patient (1) average by $2,736 Musculoskeletal Treatment $300-$400bn ATI Opportunity st When PT is used as a 1 Line for Lower ü Significant opportunity as (2) Back Pain, research finds… the industry continues to shift towards outpatient ü PT as front-line, cost (15%) Probability of ER Visit effective care will be Total Physical increasingly important Therapy and Related Services Industry ü Participation in risk- Utilization of Advanced ~$40bn (28%) Imaging Services sharing arrangements unlocks cost savings delivered through PT Outpatient PT Probability of having an ~$22bn (89%) opioid prescription Core Addressable Market ___________________________ Sources: Third-party market study as of 12/11/2020. 1. Fritz, J. M., J. D. Childs, R. S. Wainner and T. W. Flynn (2012). Primary care referral of patients with low back pain to physical therapy: impact on future health care utilization and costs. Spine (Phila Pa 1976) 37(25): 2114-2121. 2. Frogner et al., “Physical Therapy as the First Point of Care to Treat Low Back Pain: An Instrumental Variables Approach to Estimate Impact on Opioid Prescription, Health Care Utilization and Costs,” (2018). © 2021 ATI Holdings, LLC 9 9

# We Are Leading the Evolution of the Industry

| Physical Therapy 1.0 | Physical *Healthcare* 2.0 | |
|---|---|---|
| **Referring physician** centered communications | **Consumer-driven Healthcare**<br>*Patients directing more $$; consumer experience and convenience key to success* | CareWire 9.7 / 10 [1]<br>Google Reviews Average 4.8 Stars [1] 96% Positive |
| **Siloed care** by medical specialty | **Integrated Care Delivery**<br>*Provider alliances across care continuum and integrated within patient care episode* | ★ **Team Based** Care<br>★ Deep Operating Team **Focused on Performance** |
| **Rehab offering** at the end of episode | **Up-front, Conservative Care**<br>*Prevention of downstream costs to the system* | ★ Clinical Guidelines Supported By **Real World Evidence** |
| **Fee for service** with unpredictable outcomes | **Fee for Outcomes**<br>*Payment structure incentivized for better outcomes and lower variability* | ★ Outcome Database with **2+ Million Cases**<br>★ **Superior Outcomes** |

1. As of December 2020.

© 2021 ATI Holdings, LLC

10

We Are Leading the Evolution of the Industry Physical Healthcare 2.0 Physical Therapy 1.0 Consumer-driven Healthcare Referring physician Patients directing more $$; centered communications consumer experience and (1) 9.7 / (1) Average 4.8 Stars 10 96% Positive convenience key to success Integrated Care Delivery ê Team Based Care Siloed care Provider alliances across ê Deep Operating Team Focused by medical specialty care continuum and integrated within on Performance patient care episode Up-front, Conservative Care ê Clinical Guidelines Supported By Rehab offering Prevention of downstream at the end of episode Real World Evidence costs to the system Fee for Outcomes ê Outcome Database with 2+ Fee for service Payment structure incentivized Million Cases with unpredictable outcomes for better outcomes and lower ê Superior Outcomes variability ___________________________ 1. As of December 2020. © 2021 ATI Holdings, LLC 10 10We Are Leading the Evolution of the Industry Physical Healthcare 2.0 Physical Therapy 1.0 Consumer-driven Healthcare Referring physician Patients directing more $$; centered communications consumer experience and (1) 9.7 / (1) Average 4.8 Stars 10 96% Positive convenience key to success Integrated Care Delivery ê Team Based Care Siloed care Provider alliances across ê Deep Operating Team Focused by medical specialty care continuum and integrated within on Performance patient care episode Up-front, Conservative Care ê Clinical Guidelines Supported By Rehab offering Prevention of downstream at the end of episode Real World Evidence costs to the system Fee for Outcomes ê Outcome Database with 2+ Fee for service Payment structure incentivized Million Cases with unpredictable outcomes for better outcomes and lower ê Superior Outcomes variability ___________________________ 1. As of December 2020. © 2021 ATI Holdings, LLC 10 10

# Platform Infrastructure Is Purpose Built For Scalability

**2017 - 2018**

**Investment in Systems**

- ✓ Stable, reliable system performance
- ✓ Enhanced disaster recovery
- ✓ Enhanced back office processes and controls; positioned to scale
- ✓ Re-platformed Revenue Cycle Management ("RCM")
- ✓ Multi-vendor optimization, continuously improving cash collection
- ✓ Scalable operating model
- ✓ Leverage technology

**2018 - 2019**

**Investment in People**

- ✓ Institutionalized workforce planning
- ✓ Strengthened bench across the organization
- ✓ Rolled out market-differentiated benefits to increase retention
- ✓ Improved de novo infrastructure
- ✓ Enhanced go-to-market / sales and marketing capabilities
- ✓ Enhanced back-office processes and controls

**2020**

**Investment in Clinical Optimization**

**Accelerated Enhancements During COVID**

- ★ Introduced ATI Connect and Modernized Infrastructure
- ★ Accelerated staffing strategy
- ★ Created "Acqui-Novo" program

© 2021 ATI Holdings, LLC

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ATI PHYSICAL THERAPY

Platform Infrastructure Is Purpose Built For Scalability 2017 - 2018 2020 2018 - 2019 Investment in Clinical Investment in Systems Investment in People Optimization ü Stable, reliable system ü Institutionalized workforce ü Continued improvements in clinical labor management model performance planning to allow providers to practice at ü Enhanced disaster recoveryü Strengthened bench across the the top of their respective organization licenses ü Enhanced back office processes and controls; positioned to scaleü Rolled out market-differentiated ü Positioned the company for long- term growth and scale benefits to increase retention ü Re-platformed Revenue Cycle economics Management (“RCM”)ü Improved de novo infrastructure ü Multi-vendor optimization,ü Enhanced go-to-market / sales continuously improving cash and marketing capabilities collection Accelerated Enhancements ü Enhanced back-office processes During COVID ü Scalable operating model and controls ê Introduced ATI Connect and ü Leverage technology Modernized Infrastructure ê Accelerated staffing strategy ê Created “Acqui-Novo” program © 2021 ATI Holdings, LLC 11 11Platform Infrastructure Is Purpose Built For Scalability 2017 - 2018 2020 2018 - 2019 Investment in Clinical Investment in Systems Investment in People Optimization ü Stable, reliable system ü Institutionalized workforce ü Continued improvements in clinical labor management model performance planning to allow providers to practice at ü Enhanced disaster recoveryü Strengthened bench across the the top of their respective organization licenses ü Enhanced back office processes and controls; positioned to scaleü Rolled out market-differentiated ü Positioned the company for long- term growth and scale benefits to increase retention ü Re-platformed Revenue Cycle economics Management (“RCM”)ü Improved de novo infrastructure ü Multi-vendor optimization,ü Enhanced go-to-market / sales continuously improving cash and marketing capabilities collection Accelerated Enhancements ü Enhanced back-office processes During COVID ü Scalable operating model and controls ê Introduced ATI Connect and ü Leverage technology Modernized Infrastructure ê Accelerated staffing strategy ê Created “Acqui-Novo” program © 2021 ATI Holdings, LLC 11 11

# Data-Driven Platforms Delivering Superior Outcomes

### Proprietary EMR

### Clinician Scorecard

### Clinic Performance Analytics

### Superior Clinical Outcomes[1]

Industry
ATI
20%
15%
10%
5%
0%
% Improvement
Back
Shoulder
Knee

**Significant Value Proposition To All Stakeholders**

Patients

Payors

Providers

12

Data-Driven Platforms Delivering Superior Outcomes (1) Superior Clinical Outcomes Proprietary EMR — In-house, proprietary EMR built 20% Industry ATI specifically for physical therapy that is unique in the industry — Embedded quality and compliance requirements allow clinicians to focus 15% on treating patients Clinician Scorecard 10% — Measures and visualizes clinical effectiveness connecting best practice patterns to patient outcomes — Patient-centered data drives continuous quality 5% improvement strategy and enables predictable outcomes 0% Back Shoulder Knee Clinic Performance — Variety of custom tools and analytics Analytics to evaluate clinic performance in real- Significant Value Proposition To All time Stakeholders — Tracks and reports KPIs at the clinician-level, including productivity, quality, and outcomes — Enables clinic leaders to drive continuous improvement Payors Patients Providers ___________________________ 1. Industry benchmarks based on Center for Effective Research in Orthopaedics’ report on Evaluation of Legacy Patient Reported Outcome Measures as Performance Measures in Rehabilitation (2019). 12 % Improvement Data-Driven Platforms Delivering Superior Outcomes (1) Superior Clinical Outcomes Proprietary EMR — In-house, proprietary EMR built 20% Industry ATI specifically for physical therapy that is unique in the industry — Embedded quality and compliance requirements allow clinicians to focus 15% on treating patients Clinician Scorecard 10% — Measures and visualizes clinical effectiveness connecting best practice patterns to patient outcomes — Patient-centered data drives continuous quality 5% improvement strategy and enables predictable outcomes 0% Back Shoulder Knee Clinic Performance — Variety of custom tools and analytics Analytics to evaluate clinic performance in real- Significant Value Proposition To All time Stakeholders — Tracks and reports KPIs at the clinician-level, including productivity, quality, and outcomes — Enables clinic leaders to drive continuous improvement Payors Patients Providers ___________________________ 1. Industry benchmarks based on Center for Effective Research in Orthopaedics’ report on Evaluation of Legacy Patient Reported Outcome Measures as Performance Measures in Rehabilitation (2019). 12 % Improvement

# Leveraging Value Proposition to Drive Results with Payors

## Leadership with Deep Payor Experience

**JOE ZAVALISHIN**
*Chief Development Officer*

ATI Since **2019**

OPTUM
Walgreens
aetna

**AMBER COMPTON**
*VP, Payor Relations*

ATI Since **2020**

EXPRESS SCRIPTS
Walgreens

- New team focused on segmenting and prioritizing payors based on profitability
- Build relationships to help address needs of payors
- Successfully preserved or improved rates to top payors

## Clear Payor Value Proposition

## Momentum in the Shift to Value

**National Payor**
- ✓ Moved in-network
- ✓ Improved rates
- ✓ Value-based arrangements across Commercial, Medicare and Medicaid

**Multi-State Health Plan**
- ✓ Leveraging data to establish value-based model
- ✓ Value-aligned agreement under negotiations

**Single-State Health Plan**
- ✓ Collaborating on outcomes study
- ✓ Preserved rates

© 2021 ATI Holdings, LLC

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ATI PHYSICAL THERAPY

Leveraging Value Proposition to Drive Results with Payors Leadership with Deep Payor Experience Momentum in the Shift to Value — New team focused ATI Since 2019 on segmenting and ü Moved in-network prioritizing payors based on profitabilityü Improved rates National JOE ZAVALISHIN Payor — Build relationships to Chief Development ü Value-based arrangements Officer help address needs across Commercial, of payors Medicare and Medicaid ATI Since 2020 — Successfully preserved or improved rates to top payorsü Leveraging data to establish AMBER COMPTON value-based model VP, Payor Relations Multi-State Health Plan ü Value-aligned agreement under negotiations Clear Payor Value Proposition (1) ê High customer satisfaction with NPS score of 79 ê Large and growing proprietary database with 2+ million unique patient cases demonstrating superior outcomes compared to industry average ü Collaborating on outcomes Single-State study ê Consistency in care – clinician treat to protocols and guidelines Health Plan ü Preserved rates ê Ability to share data on the cost advantages of moving PT upstream ê Capabilities and infrastructure to take on MSK risk ___________________________ 1. Based on averages of trailing four quarters as of 9/30/20. © 2021 ATI Holdings, LLC 13 13Leveraging Value Proposition to Drive Results with Payors Leadership with Deep Payor Experience Momentum in the Shift to Value — New team focused ATI Since 2019 on segmenting and ü Moved in-network prioritizing payors based on profitabilityü Improved rates National JOE ZAVALISHIN Payor — Build relationships to Chief Development ü Value-based arrangements Officer help address needs across Commercial, of payors Medicare and Medicaid ATI Since 2020 — Successfully preserved or improved rates to top payorsü Leveraging data to establish AMBER COMPTON value-based model VP, Payor Relations Multi-State Health Plan ü Value-aligned agreement under negotiations Clear Payor Value Proposition (1) ê High customer satisfaction with NPS score of 79 ê Large and growing proprietary database with 2+ million unique patient cases demonstrating superior outcomes compared to industry average ü Collaborating on outcomes Single-State study ê Consistency in care – clinician treat to protocols and guidelines Health Plan ü Preserved rates ê Ability to share data on the cost advantages of moving PT upstream ê Capabilities and infrastructure to take on MSK risk ___________________________ 1. Based on averages of trailing four quarters as of 9/30/20. © 2021 ATI Holdings, LLC 13 13

# Our Team is Deep, Experienced and Public-Ready

**LABEED DIAB**
*Chief Executive Officer*

ATI Since **2019**
Humana
Brookdale
Walmart

**JOSEPH JORDAN**
*Chief Financial Officer*

ATI Since **2018**
SEARS
SunCoke Energy
Deloitte.

**RAY WAHL**
*Chief Operating Officer*

ATI Since **2006**
PRO Physical Therapy

**NATE BARD**
*Chief Growth Officer*

ATI Since **2014**
MONOMOY CAPITAL PARTNERS

**JOE ZAVALISHIN**
*Chief Development Officer*

ATI Since **2019**
OPTUM
Walgreens
aetna

**KATIE KOENIG**
*Chief Strategy & Innovation Officer*

ATI Since **2016**
BCG
The University of Chicago Medical Center
UNC Health Care

**CEDRIC COCO**
*Chief Human Resources Officer*

ATI Since **2019**
Brookdale
Microsoft
Lowe's
GE

**GUS OAKES**
*Chief Information Officer*

ATI Since **2018**
KPMG
Walgreens

**DIANA CHAFEY**
*Chief Legal Officer*

ATI Since **2018**
the warranty group
DLA PIPER

*© 2021 ATI Holdings, LLC*

14

ATI PHYSICAL THERAPY

Our Team is Deep, Experienced and Public-Ready ATI Since 2018 ATI Since 2006 ATI Since 2019 LABEED DIAB JOSEPH JORDAN RAY WAHL Chief Executive Officer Chief Financial Officer Chief Operating Officer ATI Since 2014 ATI Since 2019 ATI Since 2016 KATIE KOENIG NATE BARD JOE ZAVALISHIN Chief Strategy & Chief Growth Officer Chief Development Innovation Officer Officer ATI Since 2019 ATI Since 2018 ATI Since 2018 GUS OAKES DIANA CHAFEY CEDRIC COCO Chief Information Chief Legal Chief Human Officer Officer Resources Officer © 2021 ATI Holdings, LLC 14 14Our Team is Deep, Experienced and Public-Ready ATI Since 2018 ATI Since 2006 ATI Since 2019 LABEED DIAB JOSEPH JORDAN RAY WAHL Chief Executive Officer Chief Financial Officer Chief Operating Officer ATI Since 2014 ATI Since 2019 ATI Since 2016 KATIE KOENIG NATE BARD JOE ZAVALISHIN Chief Strategy & Chief Growth Officer Chief Development Innovation Officer Officer ATI Since 2019 ATI Since 2018 ATI Since 2018 GUS OAKES DIANA CHAFEY CEDRIC COCO Chief Information Chief Legal Chief Human Officer Officer Resources Officer © 2021 ATI Holdings, LLC 14 14

Growth Strategy 15Growth Strategy 15

# "Three Pillars" Strategy Driving Robust Growth

**1**

**Optimize Channels to Drive Same Clinic Growth**

*Strong industry tailwinds captured through brand recognition, scale and new channels*

**3-4% Same Clinic Growth [(1)]**

**2**

**Execute on "Gold Standard" De Novos**

*Sophisticated site selection analytics, demonstrated success, and acqui-novo strategy enable the establishment of even more clinics than before*

**7%+ De Novo Growth [(1)]**

**3**

**Expand Through Accretive M&A**

*Acquirer of choice in a highly fragmented industry*

**Upside from M&A**

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ATI PHYSICAL THERAPY

“Three Pillars” Strategy Driving Robust Growth Well positioned to deliver organic growth of 10%+ with additional upside from M&A 3 2 Expand Through Execute on “Gold Accretive M&A Standard” De Novos 1 Acquirer of choice in a highly fragmented industry Sophisticated site selection Optimize Channels to Drive analytics, demonstrated success, Same Clinic Growth and acqui-novo strategy enable the establishment of even more Strong industry tailwinds captured clinics than before through brand recognition, scale and new channels (1) (1) 3-4% Same Clinic Growth 7%+ De Novo Growth Upside from M&A ___________________________ 1. Projected revenue CAGR from 2022E to 2025E. © 2021 ATI Holdings, LLC 1616“Three Pillars” Strategy Driving Robust Growth Well positioned to deliver organic growth of 10%+ with additional upside from M&A 3 2 Expand Through Execute on “Gold Accretive M&A Standard” De Novos 1 Acquirer of choice in a highly fragmented industry Sophisticated site selection Optimize Channels to Drive analytics, demonstrated success, Same Clinic Growth and acqui-novo strategy enable the establishment of even more Strong industry tailwinds captured clinics than before through brand recognition, scale and new channels (1) (1) 3-4% Same Clinic Growth 7%+ De Novo Growth Upside from M&A ___________________________ 1. Projected revenue CAGR from 2022E to 2025E. © 2021 ATI Holdings, LLC 1616

# 1 Track Record of Strong Same-Clinic Volume Growth

**Key Drivers of Same-Clinic Growth**

- Strategies developed at local level, customized to unique conditions and opportunities in respective locality
- Utilize salesforce to build relationships with prescribers and referral partners
- Sales & marketing spend directed to drive referrals and increasing referral-to-evaluation conversion rates
- Increased use of market analytics to optimize marketing spend and messaging, including direct-to consumer advertising to build patient-level brand awareness
- Multi-channel approach to driving clinic volumes
- Systems and staffing models to maximize clinic level productivity

**Historical Same-Clinic Volume Growth [1]**

ATI
USPh
8.0%
1.9%
3.8%
3.0%
5.5%
4.2%
2017
2018
2019

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1 Track Record of Strong Same-Clinic Volume Growth (1) Key Drivers of Same-Clinic Growth Historical Same-Clinic Volume Growth ê Strategies developed at local level, customized to unique conditions and opportunities in 8.0% respective locality ê Utilize salesforce to build relationships with prescribers and referral partners 5.5% ê Sales & marketing spend directed to drive referrals and increasing referral-to-evaluation 4.2% conversion rates 3.8% ê Increased use of market analytics to optimize 3.0% marketing spend and messaging, including direct-to consumer advertising to build patient- 1.9% level brand awareness ê Multi-channel approach to driving clinic volumes ê Systems and staffing models to maximize clinic 2017 2018 2019 level productivity ___________________________ Source: USPH data per public filings. 1. Based on average of quarterly same-clinic growth. © 2021 ATI Holdings, LLC 17 171 Track Record of Strong Same-Clinic Volume Growth (1) Key Drivers of Same-Clinic Growth Historical Same-Clinic Volume Growth ê Strategies developed at local level, customized to unique conditions and opportunities in 8.0% respective locality ê Utilize salesforce to build relationships with prescribers and referral partners 5.5% ê Sales & marketing spend directed to drive referrals and increasing referral-to-evaluation 4.2% conversion rates 3.8% ê Increased use of market analytics to optimize 3.0% marketing spend and messaging, including direct-to consumer advertising to build patient- 1.9% level brand awareness ê Multi-channel approach to driving clinic volumes ê Systems and staffing models to maximize clinic 2017 2018 2019 level productivity ___________________________ Source: USPH data per public filings. 1. Based on average of quarterly same-clinic growth. © 2021 ATI Holdings, LLC 17 17

# 1 Multi-Channel Same-Clinic Volume "Funnel"

## Providers

- Hyper-local strategy; analytics identifies incremental referral opportunities
- Dedicated sales team that focuses on provider relationship building and maintenance
- Data-driven approach to coverage based upon MD opportunity
- Functional outcomes scorecards tailored to each MD
- Facilitate collaboration between MD and ATI clinicians

## Consumers

- Retail convenience with clinics located in highly attractive retail locations
- Evolving digital experience, including modern web and mobile experience
- Paid search and social advertising
- Superior reputation management (Google 4.8-star rating)[1]
- Ongoing patient engagement management through text and email
- Upside to volume growth from enhancement of non-clinical experience for patients

Request Appointment

## Direct to Employer

- Leverages outcomes to drive down overall healthcare costs
- Aimed to help self-insured employers decrease MSK spend by encouraging patients to use PT first
- Education programs and reduced barriers improve access for employees while driving additional volumes to ATI
- Significant value proposition, with reduced costs for employers, better outcomes for employees and higher volume / rates for ATI

ATI FIRST

1. As of December 2020.

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ATI PHYSICAL THERAPY

1 Multi-Channel Same-Clinic Volume “Funnel” Providers Consumers Direct to Employer — Hyper-local strategy; analytics — Retail convenience with clinics — Leverages outcomes to drive down identifies incremental referral located in highly attractive retail overall healthcare costs opportunities locations — Aimed to help self-insured employers — Dedicated sales team that focuses on — Evolving digital experience, including decrease MSK spend by encouraging provider relationship building and modern web and mobile experience patients to use PT first maintenance — Paid search and social advertising— Education programs and reduced — Data-driven approach to coverage barriers improve access for — Superior reputation management based upon MD opportunity employees while driving additional (1) (Google 4.8-star rating) volumes to ATI — Functional outcomes scorecards — Ongoing patient engagement tailored to each MD— Significant value proposition, with management through text and email reduced costs for employers, better — Facilitate collaboration between MD — Upside to volume growth from outcomes for employees and higher and ATI clinicians enhancement of non-clinical volume / rates for ATI experience for patients Green dots represent physicians who have written PT scripts for patients who live in the trade area of the featured clinic; dots are proportional to # of patients ___________________________ 1. As of December 2020. © 2021 ATI Holdings, LLC 18 181 Multi-Channel Same-Clinic Volume “Funnel” Providers Consumers Direct to Employer — Hyper-local strategy; analytics — Retail convenience with clinics — Leverages outcomes to drive down identifies incremental referral located in highly attractive retail overall healthcare costs opportunities locations — Aimed to help self-insured employers — Dedicated sales team that focuses on — Evolving digital experience, including decrease MSK spend by encouraging provider relationship building and modern web and mobile experience patients to use PT first maintenance — Paid search and social advertising— Education programs and reduced — Data-driven approach to coverage barriers improve access for — Superior reputation management based upon MD opportunity employees while driving additional (1) (Google 4.8-star rating) volumes to ATI — Functional outcomes scorecards — Ongoing patient engagement tailored to each MD— Significant value proposition, with management through text and email reduced costs for employers, better — Facilitate collaboration between MD — Upside to volume growth from outcomes for employees and higher and ATI clinicians enhancement of non-clinical volume / rates for ATI experience for patients Green dots represent physicians who have written PT scripts for patients who live in the trade area of the featured clinic; dots are proportional to # of patients ___________________________ 1. As of December 2020. © 2021 ATI Holdings, LLC 18 18

# 1 Case Study: *ATI First* Direct to Employer Channel

**ATI FIRST**

### Strategy

- Leverages clinical expertise and outcomes data to unlock value for employers looking to save costs
- Existing MSK triage and treatment pathway are expensive and inefficient
  - Patients who access PT < 21 days from onset are less likely to receive an opioid prescription and save on average $2,736 / occurrence [1]
- Puts PTs at the triage point:
  - PTs can diagnose and treat over 70% of MSK disorders without any other provider intervention [2]
  - For the 30% of the disorders they can't treat, PTs can serve as knowledgeable care navigators
- Enables timely diagnosis and treatment, reducing costs for employers and improving outcomes

### Demonstrable Savings

**8% Decrease**
In MRI spend over $1 million

**68% Decrease**
In surgical / injection spend – no surgeries for patients that began care in ATI First

### Significant Value to ATI

- ✓ **Enhanced brand awareness**
- ✓ **Increased volume into clinics**
- ✓ **Created significant direct access to ATI**
- ✓ **Premium rates**

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ATI PHYSICAL THERAPY

1 Case Study: ATI First Direct to Employer Channel Strategy Demonstrable Savings Significant Value to ATI ● Leverages clinical expertise and We partnered with a large union in the P Enhanced brand awareness outcomes data to unlock value for Midwest to deliver the right access for employers looking to save costs the right care at the right time, generating $9.4mm reduction in ● Existing MSK triage and treatment associated MSK spend P Increased volume into pathway are expensive and inefficient clinics – Patients who access PT < 21 days 8% Decrease from onset are less likely to receive In MRI spend an opioid prescription and save on (1) over $1 million average $2,736 / occurrence P Created significant direct access to ATI ● Puts PTs at the triage point: 68% Decrease – PTs can diagnose and treat over In surgical / injection spend 70% of MSK disorders without any (2) – no surgeries for patients P Premium rates other provider intervention that began care in ATI First – For the 30% of the disorders they can’t treat, PTs can serve as 29% Reduction knowledgeable care navigators In total cost of physical ● Enables timely diagnosis and therapy claims – shifting historical PT volume to ATI treatment, reducing costs for employers and improving outcomes ___________________________ 1. Fritz, J. M., M. Kim, J. S. Magel and C. V. Asche (2016). Cost-Effectiveness of Primary Care Management with or Without Early Physical Therapy for Acute Low Back Pain: Economic Evaluation of a Randomized Clinical Trial. Spine (Phila Pa 1976). 2. Denninger, T. R., C. E. Cook, C. G. Chapman, T. McHenry and C. A. Thigpen (2018). The Influence of Patient Choice of First Provider on Costs and Outcomes: Analysis From a Physical Therapy Patient Registry. Journal of Orthopaedic & Sports Physical Therapy 48(2): 63-71. © 2021 ATI Holdings, LLC 19 191 Case Study: ATI First Direct to Employer Channel Strategy Demonstrable Savings Significant Value to ATI ● Leverages clinical expertise and We partnered with a large union in the P Enhanced brand awareness outcomes data to unlock value for Midwest to deliver the right access for employers looking to save costs the right care at the right time, generating $9.4mm reduction in ● Existing MSK triage and treatment associated MSK spend P Increased volume into pathway are expensive and inefficient clinics – Patients who access PT < 21 days 8% Decrease from onset are less likely to receive In MRI spend an opioid prescription and save on (1) over $1 million average $2,736 / occurrence P Created significant direct access to ATI ● Puts PTs at the triage point: 68% Decrease – PTs can diagnose and treat over In surgical / injection spend 70% of MSK disorders without any (2) – no surgeries for patients P Premium rates other provider intervention that began care in ATI First – For the 30% of the disorders they can’t treat, PTs can serve as 29% Reduction knowledgeable care navigators In total cost of physical ● Enables timely diagnosis and therapy claims – shifting historical PT volume to ATI treatment, reducing costs for employers and improving outcomes ___________________________ 1. Fritz, J. M., M. Kim, J. S. Magel and C. V. Asche (2016). Cost-Effectiveness of Primary Care Management with or Without Early Physical Therapy for Acute Low Back Pain: Economic Evaluation of a Randomized Clinical Trial. Spine (Phila Pa 1976). 2. Denninger, T. R., C. E. Cook, C. G. Chapman, T. McHenry and C. A. Thigpen (2018). The Influence of Patient Choice of First Provider on Costs and Outcomes: Analysis From a Physical Therapy Patient Registry. Journal of Orthopaedic & Sports Physical Therapy 48(2): 63-71. © 2021 ATI Holdings, LLC 19 19

# 1 Future Upside Opportunity: New Offerings Expand Our Reach

### "Xperience" Initiative

- Digitization and automation of the non-clinical experience enhancing patient experience while reducing administrative burdens for clinicians
- Enhances both PT volumes and clinician productivity

CONNECT

### National TelePT Expansion

- National capability fully built out during COVID, enabling care across all 50 states
- Able to deploy in regions without a physical location but have a statewide payor contract (i.e. Houston)
- Allows us to serve all members of a payor, employer, or partner
- Opportunity to create loyalty loop with patients

### New Channels

- Demonstrated benefits to other medical specialties (oncology, limb loss or impairment)
- New referral sources and patient groups expanding ATI's scale and brand

### Expanded Offerings

- Complementary services to enhance overall PT treatment plan for ATI patients, including chiropractic care and nutrition and wellness
- All of the above can be performed on-site, virtually or in home
- Further enhance outcomes and speed to recovery

### Physical Healthcare 2.0 Partnerships

- Opportunity to reinvent MSK and reduce overall healthcare spend
- Retail and payor partnerships (i.e. CVS, Aetna) to integrate PT services into health centers and educate patient populations with respect to recovery pathways
- Partnerships drive referrals for ATI and create foot traffic for partnering organizations

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ATI PHYSICAL THERAPY

1 Future Upside Opportunity: New Offerings Expand Our Reach Physical “Xperience” National TelePT Expanded New Channels Healthcare 2.0 Initiative Expansion Offerings Partnerships — Digitization and — National capability fully — Demonstrated benefits — Complementary — Opportunity to reinvent automation of the non- built out during COVID, to other medical services to enhance MSK and reduce clinical experience enabling care across specialties (oncology, overall PT treatment overall healthcare enhancing patient all 50 states limb loss or plan for ATI patients, spend experience while impairment) including chiropractic — Able to deploy in — Retail and payor reducing administrative care and nutrition and regions without a — New referral sources partnerships (i.e. CVS, burdens for clinicians wellness physical location but and patient groups Aetna) to integrate PT — Enhances both PT have a statewide payor expanding ATI’s scale — All of the above can be services into health volumes and clinician contract (i.e. Houston) and brand performed on-site, centers and educate productivity virtually or in home patient populations — Allows us to serve all with respect to members of a payor, — Further enhance recovery pathways employer, or partner outcomes and speed to recovery— Partnerships drive — Opportunity to create referrals for ATI and loyalty loop with create foot traffic for patients partnering organizations © 2021 ATI Holdings, LLC 20 201 Future Upside Opportunity: New Offerings Expand Our Reach Physical “Xperience” National TelePT Expanded New Channels Healthcare 2.0 Initiative Expansion Offerings Partnerships — Digitization and — National capability fully — Demonstrated benefits — Complementary — Opportunity to reinvent automation of the non- built out during COVID, to other medical services to enhance MSK and reduce clinical experience enabling care across specialties (oncology, overall PT treatment overall healthcare enhancing patient all 50 states limb loss or plan for ATI patients, spend experience while impairment) including chiropractic — Able to deploy in — Retail and payor reducing administrative care and nutrition and regions without a — New referral sources partnerships (i.e. CVS, burdens for clinicians wellness physical location but and patient groups Aetna) to integrate PT — Enhances both PT have a statewide payor expanding ATI’s scale — All of the above can be services into health volumes and clinician contract (i.e. Houston) and brand performed on-site, centers and educate productivity virtually or in home patient populations — Allows us to serve all with respect to members of a payor, — Further enhance recovery pathways employer, or partner outcomes and speed to recovery— Partnerships drive — Opportunity to create referrals for ATI and loyalty loop with create foot traffic for patients partnering organizations © 2021 ATI Holdings, LLC 20 20

2 Our De Novo Program Is Unmatched in the Industry Launched ~300 standalone de novos since 2016 with compelling unit economics that continue to outperform our underwriting curves (1) (2) De Novos Per Year Clinic Revenue ($ in millions) 2016 Vintage 92 2017 Vintage $143 2018 Vintage 2019 Vintage $96 71 $41 66 $5 2016 2017 2018 2019 50 (2,3) Clinic Contribution ($ in millions) $29 $11 $3 ($1) 2016 2017 2018 2019 2016 2017 2018 2019 ___________________________ Note: Excludes co-located clinics within high schools and universities given different unit economics. 1. Excludes clinic closures; we have closed, on average, 14 clinics per year since 2016, primarily from acquired clinics that were in non-strategic locations or have underperformed. We have closed a very small number of de novos that were built since 2016 given our data-driven site selection capabilities. 2. Represents performance of standalone de novo clinics by build year. Financials comprises of the performance of a subset of total ATI clinics based on build year. 3. Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix. © 2021 ATI Holdings, LLC 21 212 Our De Novo Program Is Unmatched in the Industry Launched ~300 standalone de novos since 2016 with compelling unit economics that continue to outperform our underwriting curves (1) (2) De Novos Per Year Clinic Revenue ($ in millions) 2016 Vintage 92 2017 Vintage $143 2018 Vintage 2019 Vintage $96 71 $41 66 $5 2016 2017 2018 2019 50 (2,3) Clinic Contribution ($ in millions) $29 $11 $3 ($1) 2016 2017 2018 2019 2016 2017 2018 2019 ___________________________ Note: Excludes co-located clinics within high schools and universities given different unit economics. 1. Excludes clinic closures; we have closed, on average, 14 clinics per year since 2016, primarily from acquired clinics that were in non-strategic locations or have underperformed. We have closed a very small number of de novos that were built since 2016 given our data-driven site selection capabilities. 2. Represents performance of standalone de novo clinics by build year. Financials comprises of the performance of a subset of total ATI clinics based on build year. 3. Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix. © 2021 ATI Holdings, LLC 21 21

# 2 De Novo Economics Are Highly Accretive & Predictable

## Typical De Novo Characteristics

## Typical Unit Economics

| | |
|---|---|
| CapEx (Renovations, Equip.) | $200 - 300K |
| Upfront Losses (1st 6 months) | ~$100K |
| **Capex & Losses** | **$300 - 400K** |
| **Clinic Contribution (1) at Maturity** | **$150 - 200K** |
| **Implied Multiples** | **~1.5x - 2.7x** |

## Clinic Revenue by Cohort (2)

*Monthly Clinic Revenue (000s)*

$80
$60
$40
$20
$0
2014
2016
2015
2017
2018
2019
4
8
12
16
20
24
28
32
36
Month

## Clinic Contribution by Cohort (1, 2)

*Monthly Clinic EBITDA (000s)*

$20
$10
$0
($10)
($20)
2014
2015
2016
2017
2019
2018
4
8
12
16
20
24
28
32
36
Month

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2 De Novo Economics Are Highly Accretive & Predictable Typical De Novo Characteristics Typical Unit Economics CapEx (Renovations, Equip.) $200 - 300K ● Clinics are generally located in urban, well-trafficked areas st ● Average clinic is ~3,100 sq. feet staffed with four clinicians Upfront Losses (1 6 months) ~$100K ● De novos break even around 8-15 months and take ~24 Capex & Losses $300 - 400K months to mature (1) Clinic Contribution at Maturity $150 - 200K ● Return initial capital (capex + losses) in 12-18 months ● These have continued to outperform underwriting curves Implied Multiples ~1.5x - 2.7x (2) (1, 2) Clinic Revenue by Cohort Clinic Contribution by Cohort Monthly Clinic Revenue (000s) Monthly Clinic EBITDA (000s) $80 2014 2014 2015 $20 2016 2016 $60 2015 2017 2019 2017 2018 $10 2018 2019 $40 $0 $20 ($10) $0 ($20) 4 8 12 16 20 24 28 32 36 4 8 12 16 20 24 28 32 36 Month Month ___________________________ Note: Excludes co-located clinics within high schools and universities given different unit economics. 1. Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix. 2. Represents performance of standalone de novo clinics by build year. 2018 and 2019 cohort performance exclude experience post February 2020 due to impact of COVID. Financials comprises of the performance of a subset of total ATI clinics based on build year. © 2021 ATI Holdings, LLC 22 222 De Novo Economics Are Highly Accretive & Predictable Typical De Novo Characteristics Typical Unit Economics CapEx (Renovations, Equip.) $200 - 300K ● Clinics are generally located in urban, well-trafficked areas st ● Average clinic is ~3,100 sq. feet staffed with four clinicians Upfront Losses (1 6 months) ~$100K ● De novos break even around 8-15 months and take ~24 Capex & Losses $300 - 400K months to mature (1) Clinic Contribution at Maturity $150 - 200K ● Return initial capital (capex + losses) in 12-18 months ● These have continued to outperform underwriting curves Implied Multiples ~1.5x - 2.7x (2) (1, 2) Clinic Revenue by Cohort Clinic Contribution by Cohort Monthly Clinic Revenue (000s) Monthly Clinic EBITDA (000s) $80 2014 2014 2015 $20 2016 2016 $60 2015 2017 2019 2017 2018 $10 2018 2019 $40 $0 $20 ($10) $0 ($20) 4 8 12 16 20 24 28 32 36 4 8 12 16 20 24 28 32 36 Month Month ___________________________ Note: Excludes co-located clinics within high schools and universities given different unit economics. 1. Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix. 2. Represents performance of standalone de novo clinics by build year. 2018 and 2019 cohort performance exclude experience post February 2020 due to impact of COVID. Financials comprises of the performance of a subset of total ATI clinics based on build year. © 2021 ATI Holdings, LLC 22 22

AHRQ
Trilliant Health
INTELLIGENT PATIENT ACQUISITION
UberMedia
CMS
United States Census Bureau
ATI PHYSICAL THERAPY Proprietary
Logic
Data Aggregation
Analytics

$5.6B
Washington

**Actionable Data For:**

- De Novo Planning
- Physician Referral Targeting
- Competitor Analysis
- M&A Targeting

- ★ Leverage Both Bottoms-Up and Top-Down Analyses
- ★ Address opportunities at a 1x1 square mile level
- ★ Cross-Validate Estimates Through Multiple Data Sources
- ★ Repeatable and Consistent Methodology

© 2021 ATI Holdings, LLC

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2 We’ve Built Proprietary Systems to Identify Future Sites Proprietary Logic Data Aggregation Analytics Actionable Data For: De Novo Planning ê Leverage Both Bottoms-Up and Top-Down Analyses Physician Referral Targeting ê Address opportunities at a 1x1 square mile level Competitor Analysisê Cross-Validate Estimates Through Multiple Data Sources ê Repeatable and Consistent Methodology M&A Targeting © 2021 ATI Holdings, LLC 23232 We’ve Built Proprietary Systems to Identify Future Sites Proprietary Logic Data Aggregation Analytics Actionable Data For: De Novo Planning ê Leverage Both Bottoms-Up and Top-Down Analyses Physician Referral Targeting ê Address opportunities at a 1x1 square mile level Competitor Analysisê Cross-Validate Estimates Through Multiple Data Sources ê Repeatable and Consistent Methodology M&A Targeting © 2021 ATI Holdings, LLC 2323

## Multi-Year De Novo Whitespace

- Through micro-geographical analytics we have identified whitespace "voids" for 931 potential future de novo clinics
  - 647 locations in existing regions
  - 284 opportunities in new regions in current states in which we operate
- **Current whitespace supports nearly 10 yrs. of de novo growth (@100/yr.)**
- Our current identified whitespace **excludes new states** which we may enter through M&A or de novo, representing upside for future clinic growth
- We have ~120 de novo locations sourced for near term expansion
- **De novo growth supplemented by acqui-novo strategy**
  - Acqui-novo provides an alternative to a new build in the target location by taking over an existing clinic
  - Similar economics to a de novo build but at a much faster ramp

## Whitespace in Context

(# of clinics)
931
284 in New Regions in Current States
647 in Existing Regions
Southeast
South
Southeast
Southwest
South
Northwest
Other
Central
Northeast
12.4x
2.0x
75
465
875
Current State De Novo Whitespace
2021 Planned De Novos
2021 – 2025 Expected De Novos
Current Clinics Today

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ATI PHYSICAL THERAPY

2 Nearly 10 Years of Whitespace in Existing States Alone Multi-Year De Novo Whitespace Whitespace in Context (# of clinics) — Through micro-geographical analytics we have identified whitespace “voids” for 931 potential future de novo clinics 931 ¡ 647 locations in existing regions 875 ¡ 284 opportunities in new regions in 284 in Southeast current states in which we operate New Regions in Current — Current whitespace supports nearly 10 States 2.0x yrs. of de novo growth (@100/yr.) South Southeast — Our current identified whitespace Southwest excludes new states which we may enter through M&A or de novo, representing South 12.4x 465 upside for future clinic growth Northwest — We have ~120 de novo locations sourced 647 in Existing for near term expansion Other Regions — De novo growth supplemented by Central acqui-novo strategy ¡ Acqui-novo provides an alternative to a new build in the target location by 75 Northeast taking over an existing clinic ¡ Similar economics to a de novo build Current Identified 2021 Planned De 2021-2025 Expected Current Clinics but at a much faster ramp Current State 2021 2021 – 2025 Current Whitespace Novos De Novos De Novo Planned De Expected Clinics Whitespace Novos De Novos Today © 2021 ATI Holdings, LLC 24 242 Nearly 10 Years of Whitespace in Existing States Alone Multi-Year De Novo Whitespace Whitespace in Context (# of clinics) — Through micro-geographical analytics we have identified whitespace “voids” for 931 potential future de novo clinics 931 ¡ 647 locations in existing regions 875 ¡ 284 opportunities in new regions in 284 in Southeast current states in which we operate New Regions in Current — Current whitespace supports nearly 10 States 2.0x yrs. of de novo growth (@100/yr.) South Southeast — Our current identified whitespace Southwest excludes new states which we may enter through M&A or de novo, representing South 12.4x 465 upside for future clinic growth Northwest — We have ~120 de novo locations sourced 647 in Existing for near term expansion Other Regions — De novo growth supplemented by Central acqui-novo strategy ¡ Acqui-novo provides an alternative to a new build in the target location by 75 Northeast taking over an existing clinic ¡ Similar economics to a de novo build Current Identified 2021 Planned De 2021-2025 Expected Current Clinics but at a much faster ramp Current State 2021 2021 – 2025 Current Whitespace Novos De Novos De Novo Planned De Expected Clinics Whitespace Novos De Novos Today © 2021 ATI Holdings, LLC 24 24

3 Our M&A Platform is Ready For Future Acquisitions M&A Upside Supported by History of Highly Fragmented Industry Success and Investments in The Platform (1) ● We have realized highly attractive returns on our acquisitions from ~38,000 Outpatient PT Clinics in the U.S. 2014 to 2016 as we leveraged our brand and infrastructure to improve volumes and profitability of these clinics (2) Effective Purchase Multiples (EV / Clinic Contribution) 6.3x 5.3x 4.6x Local and Middle- Regional Market PE Operations Backed At Acquisition 1 Year Post-Close 2 Years Post-Close ● A more optimized infrastructure today, combined with experienced team and enhanced processes, better position us for future M&A ● Ongoing discussions with numerous targets in our pipeline ● M&A opportunities across both middle-market private equity Targeted Est. Clinic Total Clinics (2) Pipeline Contribution (“PE”) backed companies and local / regional operators Local 20 ~375 $65mm+ ● ATI’s brand name, presence, and superior platform make us the clear “acquirer of choice” Regional 4 ~810 $140mm+ Total 24 ~1,185 $205mm+ ___________________________ 1. Based on third-party market study as of 12/11/2020. 2. Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix. © 2021 ATI Holdings, LLC 25 253 Our M&A Platform is Ready For Future Acquisitions M&A Upside Supported by History of Highly Fragmented Industry Success and Investments in The Platform (1) ● We have realized highly attractive returns on our acquisitions from ~38,000 Outpatient PT Clinics in the U.S. 2014 to 2016 as we leveraged our brand and infrastructure to improve volumes and profitability of these clinics (2) Effective Purchase Multiples (EV / Clinic Contribution) 6.3x 5.3x 4.6x Local and Middle- Regional Market PE Operations Backed At Acquisition 1 Year Post-Close 2 Years Post-Close ● A more optimized infrastructure today, combined with experienced team and enhanced processes, better position us for future M&A ● Ongoing discussions with numerous targets in our pipeline ● M&A opportunities across both middle-market private equity Targeted Est. Clinic Total Clinics (2) Pipeline Contribution (“PE”) backed companies and local / regional operators Local 20 ~375 $65mm+ ● ATI’s brand name, presence, and superior platform make us the clear “acquirer of choice” Regional 4 ~810 $140mm+ Total 24 ~1,185 $205mm+ ___________________________ 1. Based on third-party market study as of 12/11/2020. 2. Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix. © 2021 ATI Holdings, LLC 25 25

Financial Summary 26Financial Summary 26

# Track Record and Outlook for Robust Organic Growth

**Revenue**

*($ in millions)*

~5% CAGR
$739
$785
$591
$731
$903
2018A
2019A
2020E
2021E
2022E
COVID-19 Disruption

- ✓ Demonstrated above-market organic growth
- ✓ Focused on building out leading local density through de novos
- ✓ Significant forward visibility with predictable ramps to maturity

**Adj. EBITDA** (1)

~17% CAGR
$94
$128
$155 (2)
$64
$119
$175
2018A
2019A
2020E
2021E
2022E
COVID-19 Disruption

*© 2021 ATI Holdings, LLC*

27

Track Record and Outlook for Robust Organic Growth (1) Revenue Adj. EBITDA ($ in millions) $903 $175 (2) $155 $785 $739 $731 $128 $119 $591 $94 $64 2018A 2019A 2020E 2021E 2022E 2018A 2019A 2020E 2021E 2022E COVID-19 Disruption COVID-19 Disruption ü Demonstrated above-market organic growthü Focused on making platform investments in 2018 and 2019 ü Focused on building out leading local density through de novosü Infrastructure in place and optimized for future growth ü Significant forward visibility with predictable ramps to maturityü Productivity initiatives driving future margin upside ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Includes $91.5mm of Health and Human Services (“HHS”) Provider Relief Fund income. © 2021 ATI Holdings, LLC 27 27Track Record and Outlook for Robust Organic Growth (1) Revenue Adj. EBITDA ($ in millions) $903 $175 (2) $155 $785 $739 $731 $128 $119 $591 $94 $64 2018A 2019A 2020E 2021E 2022E 2018A 2019A 2020E 2021E 2022E COVID-19 Disruption COVID-19 Disruption ü Demonstrated above-market organic growthü Focused on making platform investments in 2018 and 2019 ü Focused on building out leading local density through de novosü Infrastructure in place and optimized for future growth ü Significant forward visibility with predictable ramps to maturityü Productivity initiatives driving future margin upside ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Includes $91.5mm of Health and Human Services (“HHS”) Provider Relief Fund income. © 2021 ATI Holdings, LLC 27 27

($ in millions)
Includes mature clinic growth and embedded ramp from 2018-2019 de novos
Deep pipeline to support 90+ de novos in 2021
Embedded EBITDA upside from predictable de novo ramp to maturity
Significant upside through opportunistic M&A in pipeline not included in projections
$128
$27
$9
$19
($7)
($2)
$175
$23
$200+
2019A Adj. EBITDA
Existing Clinics
Realized Contrib. from New De Novos
Clinic Staffing Optimization
Medicare Rate Cut
Incremental G&A(2)
2022E Adj. EBITDA
De Novos at Maturity(3)
Accretive M&A
Run-Rate 2022E Adj. EBITDA

© 2021 ATI Holdings, LLC

28

ATI PHYSICAL THERAPY

(1) Clear Path to $200+ million of Adj. EBITDA and Beyond ($ in millions) Significant upside through opportunistic Embedded EBITDA upside M&A in pipeline not from predictable de novo included in projections ramp to maturity Includes mature Deep pipeline to clinic growth and support 90+ de embedded ramp from novos in 2021 $200+ 2018-2019 de novos $23 $19 $175 $9 ($7) ($2) $27 $128 2019A Existing Realized Clinic Medicare Incremental 2022E De Novos Accretive Run-Rate (3) (2) Adj. EBITDA Clinics Contrib. from Staffing Rate Cut G&A Adj. EBITDA at Maturity M&A 2022E Adj. New De Novos Optimization EBITDA ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Primarily related to higher costs expected as a public company. 3. Represents EBITDA impact of incremental volumes in year four for each de novo cohort still ramping. © 2021 ATI Holdings, LLC 28 28(1) Clear Path to $200+ million of Adj. EBITDA and Beyond ($ in millions) Significant upside through opportunistic Embedded EBITDA upside M&A in pipeline not from predictable de novo included in projections ramp to maturity Includes mature Deep pipeline to clinic growth and support 90+ de embedded ramp from novos in 2021 $200+ 2018-2019 de novos $23 $19 $175 $9 ($7) ($2) $27 $128 2019A Existing Realized Clinic Medicare Incremental 2022E De Novos Accretive Run-Rate (3) (2) Adj. EBITDA Clinics Contrib. from Staffing Rate Cut G&A Adj. EBITDA at Maturity M&A 2022E Adj. New De Novos Optimization EBITDA ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Primarily related to higher costs expected as a public company. 3. Represents EBITDA impact of incremental volumes in year four for each de novo cohort still ramping. © 2021 ATI Holdings, LLC 28 28

Summary Historical and Projected Financials Return to Normalized Volumes ($ in millions) '19A-'22E CAGR 2018A 2019A 2020E 2021E 2022E 2023E 2024E 2025E Revenue $739 $785 $591 $731 $903 $1,007 $1,122 $1,242 4.8% (1) Clinic-Level Expenses 576 579 459 525 636 708 788 871 % of Revenue 78.0% 73.7% 77.6% 71.8% 70.5% 70.3% 70.2% 70.1% (1) SG&A & Non-Controlling Interest 68 78 68 87 92 96 99 103 % of Revenue 9.3% 9.9% 11.6% 11.9% 10.2% 9.5% 8.9% 8.3% (2) Other Expense / (Income) - - (92) - - - - - (5) (3) Adj. EBITDA $94 $128 $155 $119 $175 $203 $235 $268 12.3% % Margin 12.7% 16.3% 26.3% 16.3% 19.3% 20.2% 20.9% 21.6% Cash Flow Items Maintenance Capex $27 $27 $30 $34 $37 % of Revenue 3.6% 3.0% 3.0% 3.0% 3.0% Growth Capex $25 $31 $34 $34 $34 (4) Free Cash Flow Conversion 77.6% 84.5% 85.1% 85.6% 86.1% ___________________________ 1. 2018-2020 Clinic-Level Expenses as well as SG&A & Non-Controlling Interest are normalized to exclude non-recurring items. 2. Includes ~$91.5mm of HHS Provider Relief Fund income. 3. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 4. Calculated as Adjusted EBITDA less Maintenance CapEx divided by Adjusted EBITDA. 5. Growth rate normalized for public company costs. © 2021 ATI Holdings, LLC 29 29Summary Historical and Projected Financials Return to Normalized Volumes ($ in millions) '19A-'22E CAGR 2018A 2019A 2020E 2021E 2022E 2023E 2024E 2025E Revenue $739 $785 $591 $731 $903 $1,007 $1,122 $1,242 4.8% (1) Clinic-Level Expenses 576 579 459 525 636 708 788 871 % of Revenue 78.0% 73.7% 77.6% 71.8% 70.5% 70.3% 70.2% 70.1% (1) SG&A & Non-Controlling Interest 68 78 68 87 92 96 99 103 % of Revenue 9.3% 9.9% 11.6% 11.9% 10.2% 9.5% 8.9% 8.3% (2) Other Expense / (Income) - - (92) - - - - - (5) (3) Adj. EBITDA $94 $128 $155 $119 $175 $203 $235 $268 12.3% % Margin 12.7% 16.3% 26.3% 16.3% 19.3% 20.2% 20.9% 21.6% Cash Flow Items Maintenance Capex $27 $27 $30 $34 $37 % of Revenue 3.6% 3.0% 3.0% 3.0% 3.0% Growth Capex $25 $31 $34 $34 $34 (4) Free Cash Flow Conversion 77.6% 84.5% 85.1% 85.6% 86.1% ___________________________ 1. 2018-2020 Clinic-Level Expenses as well as SG&A & Non-Controlling Interest are normalized to exclude non-recurring items. 2. Includes ~$91.5mm of HHS Provider Relief Fund income. 3. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 4. Calculated as Adjusted EBITDA less Maintenance CapEx divided by Adjusted EBITDA. 5. Growth rate normalized for public company costs. © 2021 ATI Holdings, LLC 29 29

Transaction Overview 30Transaction Overview 30

# Transaction Details

*($ and shares in millions except for per share items)*

## Enterprise Valuation

| | |
|---|---|
| Share Price | $10.00 |
| Total Shares | 207.7 |
| **Equity Value** | **$2,077** |
| Plus: Pro Forma Net Debt | 373 |
| **Enterprise Value** | **$2,450** |
| **EV / '22E Adj. EBITDA ($175mm)** [1] | **14.0x** |
| **Pro Forma Ownership ($10.00 / sh)** | |
| ATI Shareholders [2] | 130.3 |
| Existing Preferred Holders | 13.0 |
| PIPE Investors [3] | 30.0 |
| SPAC Shareholders | 34.5 |
| Founders [4] | 0.0 |
| **Total** | **207.7** |

## Sources and Uses

| **Sources** | **$** | **%** |
|---|---|---|
| Cash in Trust | $345 | 17% |
| Common Equity to PIPE Investors | 300 | 14% |
| Common Equity to Preferred Holders [7] | 130 | 6% |
| Common Equity to ATI Shareholders | 1,303 | 63% |
| **Total Sources** | **$2,077** | **100%** |

| **Uses** | **$** | **%** |
|---|---|---|
| Common Equity to ATI Shareholders | $1,303 | 63% |
| Redemption of Existing Debt | 541 | 26% |
| Common Equity to Preferred Holders [7] | 130 | 6% |
| Cash to Preferred Holders | 44 | 2% |
| Estimated Fees and Expenses [8] | 59 | 3% |
| **Total Uses** | **$2,077** | **100%** |

## Pro Forma Capitalization

| | ATI 12/31/20E | Adj. | Pro Forma 12/31/20E |
|---|---|---|---|
| Cash [5] | $97 | - | $97 |
| Total Debt | $1,011 | ($541) | $470 |
| Net Debt | 914 | | 373 |
| Preferred [6] | 174 | (174) | - |
| **Total Debt + Preferred** | **$1,185** | | **$470** |
| **2021E Leverage ($119mm)** | | | |
| Total Debt | 8.5x | | 3.9x |
| Net Debt | 7.7x | | 3.1x |
| **2022E Leverage ($175mm)** | | | |
| Total Debt | 5.8x | | 2.7x |
| Net Debt | 5.2x | | 2.1x |

## Pro Forma Ownership [9]

Existing Preferred Holders 6.3%
Founders (4) 0.0%
PIPE Investors (3) 14.4%
ATI Shareholders (2) 62.7%
SPAC Shareholders 16.6%

© 2021 ATI Holdings, LLC

31

Transaction Details ($ and shares in millions except for per share items) Enterprise Valuation Sources and Uses Share Price $10.00 Sources $ % Total Shares 207.7 Cash in Trust $345 17% Common Equity to PIPE Investors 300 14% Equity Value $2,077 (7) Plus: Pro Forma Net Debt 373 Common Equity to Preferred Holders 130 6% Enterprise Value $2,450 Common Equity to ATI Shareholders 1,303 63% (1) EV / '22E Adj. EBITDA ($175mm) 14.0x Total Sources $2,077 100% Pro Forma Ownership ($10.00 / sh) Uses $ % (2) ATI Shareholders 130.3 Common Equity to ATI Shareholders $1,303 63% Existing Preferred Holders 13.0 Redemption of Existing Debt 541 26% (3) (7) PIPE Investors 30.0 Common Equity to Preferred Holders 130 6% SPAC Shareholders 34.5 Cash to Preferred Holders 44 2% (4) (8) Founders 0.0 Estimated Fees and Expenses 59 3% Total 207.7 Total Uses $2,077 100% (9) Pro Forma Capitalization Pro Forma Ownership ATI Pro Forma Existing Preferred 12/31/20E Adj. 12/31/20E (4) Founders Holders (5) Cash $97 - $97 0.0% 6.3% PIPE Total Debt $1,011 ($541) $470 (3) Investors Net Debt 914 373 14.4% (6) Preferred 174 (174) - Total Debt + Preferred $1,185 $470 ATI (2) Shareholders 2021E Leverage ($119mm) SPAC 62.7% Total Debt 8.5x 3.9x Shareholders Net Debt 7.7x 3.1x 16.6% 2022E Leverage ($175mm) Total Debt 5.8x 2.7x Net Debt 5.2x 2.1x ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Excludes 15.0 million of incremental earn-out shares vesting evenly at $12, $14 and $16 per share. 3. Includes $75mm PIPE commitment from investment funds managed by Fortress. 4. Excludes 8.6 million deferred shares vesting evenly at $12, $14 and $16 per share. 5. Excludes ~$27mm of Medicare Advance repayment reserve and ~$18mm of cash held at joint ventures. Estimated reported cash on balance sheet will be ~$142mm as of 12/31/20. 6. Estimated value as of 6/30/2021. 7. Subject to 180-day lockup, equivalent to ATI shareholders. 8. Includes certain cash payments to Preferred Holders. 9. Assumes no redemptions by public shareholders in connection with the transaction and excludes the impact of warrants (9.9 million warrants with a strike price of $11.50 per warrant). Assumes new shares are issued at a price of $10.00 per share. © 2021 ATI Holdings, LLC 31 31Transaction Details ($ and shares in millions except for per share items) Enterprise Valuation Sources and Uses Share Price $10.00 Sources $ % Total Shares 207.7 Cash in Trust $345 17% Common Equity to PIPE Investors 300 14% Equity Value $2,077 (7) Plus: Pro Forma Net Debt 373 Common Equity to Preferred Holders 130 6% Enterprise Value $2,450 Common Equity to ATI Shareholders 1,303 63% (1) EV / '22E Adj. EBITDA ($175mm) 14.0x Total Sources $2,077 100% Pro Forma Ownership ($10.00 / sh) Uses $ % (2) ATI Shareholders 130.3 Common Equity to ATI Shareholders $1,303 63% Existing Preferred Holders 13.0 Redemption of Existing Debt 541 26% (3) (7) PIPE Investors 30.0 Common Equity to Preferred Holders 130 6% SPAC Shareholders 34.5 Cash to Preferred Holders 44 2% (4) (8) Founders 0.0 Estimated Fees and Expenses 59 3% Total 207.7 Total Uses $2,077 100% (9) Pro Forma Capitalization Pro Forma Ownership ATI Pro Forma Existing Preferred 12/31/20E Adj. 12/31/20E (4) Founders Holders (5) Cash $97 - $97 0.0% 6.3% PIPE Total Debt $1,011 ($541) $470 (3) Investors Net Debt 914 373 14.4% (6) Preferred 174 (174) - Total Debt + Preferred $1,185 $470 ATI (2) Shareholders 2021E Leverage ($119mm) SPAC 62.7% Total Debt 8.5x 3.9x Shareholders Net Debt 7.7x 3.1x 16.6% 2022E Leverage ($175mm) Total Debt 5.8x 2.7x Net Debt 5.2x 2.1x ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Excludes 15.0 million of incremental earn-out shares vesting evenly at $12, $14 and $16 per share. 3. Includes $75mm PIPE commitment from investment funds managed by Fortress. 4. Excludes 8.6 million deferred shares vesting evenly at $12, $14 and $16 per share. 5. Excludes ~$27mm of Medicare Advance repayment reserve and ~$18mm of cash held at joint ventures. Estimated reported cash on balance sheet will be ~$142mm as of 12/31/20. 6. Estimated value as of 6/30/2021. 7. Subject to 180-day lockup, equivalent to ATI shareholders. 8. Includes certain cash payments to Preferred Holders. 9. Assumes no redemptions by public shareholders in connection with the transaction and excludes the impact of warrants (9.9 million warrants with a strike price of $11.50 per warrant). Assumes new shares are issued at a price of $10.00 per share. © 2021 ATI Holdings, LLC 31 31

# Public Company Benchmarking

| | Company | EV / 2022E Adj. EBITDA [(1)] | '19A-'22E Revenue Growth | '19A-'22E Adj. EBITDA [(1)] Growth | '22E Adj. EBITDA [(1)] Margin |
|---|---|---|---|---|---|
| | ATI Physical Therapy | 14.0x | 4.8% | 12.3% | 19.3% |
| Physical Therapy | USPh U.S. Physical Therapy, Inc. | 21.6x | 0.3% | 5.5% | 16.2% |
| Other High Growth, High Value Providers | amedisys | 27.8x | 6.2% | 14.6% | 14.6% |
| Other High Growth, High Value Providers | LHC Group | 19.0x | 5.3% | 14.0% | 13.1% |
| Other High Growth, High Value Providers | Addus Homecare | 18.3x | 6.1% | 9.4% | 11.5% |

*© 2021 ATI Holdings, LLC*

32

ATI PHYSICAL THERAPY

Public Company Benchmarking EV / 2022E ’19A-’22E ’19A-’22E Adj. ‘22E Adj. Company (1) (1) (1) Adj. EBITDA Revenue Growth EBITDA Growth EBITDA Margin 14.0x4.8%12.3%19.3% 21.6x0.3% 5.5%16.2% 27.8x6.2% 14.6%14.6% 19.0x5.3% 14.0%13.1% 18.3x6.1% 9.4%11.5% ___________________________ Source: Public filings and FactSet. Market data as of 2/18/21. Note: High Growth Providers adjusted for organic growth rates. ATI organic growth normalized for burden of incremental public company costs. 1. ATI adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. © 2021 ATI Holdings, LLC 3232 Other High Growth, Physical High Value Providers TherapyPublic Company Benchmarking EV / 2022E ’19A-’22E ’19A-’22E Adj. ‘22E Adj. Company (1) (1) (1) Adj. EBITDA Revenue Growth EBITDA Growth EBITDA Margin 14.0x4.8%12.3%19.3% 21.6x0.3% 5.5%16.2% 27.8x6.2% 14.6%14.6% 19.0x5.3% 14.0%13.1% 18.3x6.1% 9.4%11.5% ___________________________ Source: Public filings and FactSet. Market data as of 2/18/21. Note: High Growth Providers adjusted for organic growth rates. ATI organic growth normalized for burden of incremental public company costs. 1. ATI adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. © 2021 ATI Holdings, LLC 3232 Other High Growth, Physical High Value Providers Therapy

| | Size | Structure |
|---|---|---|
| **Sponsor Promote Shares** | 8.625mm | Vesting Schedule<br>33% @ $12.00 / share<br>33% @ $14.00 / share<br>33% @ $16.00 / share |
| **Sponsor Warrants** | 2.967mm | 50% cancellation of 5.933 million outstanding private warrants |
| **Seller Incentive Shares** | 15.0mm | Vesting Schedule<br>33% @ $12.00 / share<br>33% @ $14.00 / share<br>33% @ $16.00 / share |

*© 2021 ATI Holdings, LLC*

33

Long-term Alignment of Interests: SPAC Sponsor “Promote” Restructured as “Earn-Out” Size Structure Vesting Schedule 33% @ $12.00 / share Sponsor Promote Shares 8.625mm 33% @ $14.00 / share 33% @ $16.00 / share 50% cancellation of 5.933 million Sponsor Warrants 2.967mm outstanding private warrants Vesting Schedule 33% @ $12.00 / share Seller Incentive Shares 15.0mm 33% @ $14.00 / share 33% @ $16.00 / share FVAC II, ATI’s existing shareholders, and Management have structured a deal that demonstrates strong conviction in the business and aligns current and prospective shareholders to create long-term value © 2021 ATI Holdings, LLC 33 33Long-term Alignment of Interests: SPAC Sponsor “Promote” Restructured as “Earn-Out” Size Structure Vesting Schedule 33% @ $12.00 / share Sponsor Promote Shares 8.625mm 33% @ $14.00 / share 33% @ $16.00 / share 50% cancellation of 5.933 million Sponsor Warrants 2.967mm outstanding private warrants Vesting Schedule 33% @ $12.00 / share Seller Incentive Shares 15.0mm 33% @ $14.00 / share 33% @ $16.00 / share FVAC II, ATI’s existing shareholders, and Management have structured a deal that demonstrates strong conviction in the business and aligns current and prospective shareholders to create long-term value © 2021 ATI Holdings, LLC 33 33

Appendix 34Appendix 34

*($ in millions)*

| | USPh[1] U.S. PHYSICAL THERAPY, INC. | ATI PHYSICAL THERAPY | |
|---|---|---|---|
| **Clinic Model** | JVs with Regional/Local Brands | **Owned Clinics with Unified National Brand** | 100% owned clinic model enables unified branding |
| **Clinics** | 553 | **875** | Large, independent pure-play PT operator that is unique in the equity markets |
| **States** | 39 | **25** | Well diversified across multiple states and payors |
| **'22E Revenue** | $487 | **$903** | Revenue growth supported by strong industry tailwinds and accelerated by "gold standard" de novo program |
| **'22E Adj. EBITDA[2]** | $79 | **$175** | Scale and modernized infrastructure support strong operating leverage |
| **'22E Adj. EBITDA[2] Margin** | 16.2% | **19.3%** | Stable margin profile expected to drive strong cash flow conversion |

© 2021 ATI Holdings, LLC

35

ATI PHYSICAL THERAPY

ATI Will Be One of Two Pure-Play Public PT Companies in a Highly Fragmented Field of Private Companies (1) ($ in millions) JVs with Owned Clinics Clinic Model Regional/Local with Unified 100% owned clinic model enables unified branding Brands National Brand Clinics 553 875 Large, independent pure-play PT operator that is unique in the equity markets States 39 25 Well diversified across multiple states and payors Revenue growth supported by strong industry tailwinds and accelerated by “gold ’22E Revenue $487 $903 standard” de novo program (2) ’22E Adj. EBITDA $79 $175 Scale and modernized infrastructure support strong operating leverage (2) ’22E Adj. EBITDA 16.2% 19.3% Stable margin profile expected to drive strong cash flow conversion Margin ___________________________ Source: Public filings and FactSet. Note: USPH consensus estimates as of 2/18/21. 1. USPH is the only publically traded, pure-play outpatient PT provider in the market today. 2. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. © 2021 ATI Holdings, LLC 35 35ATI Will Be One of Two Pure-Play Public PT Companies in a Highly Fragmented Field of Private Companies (1) ($ in millions) JVs with Owned Clinics Clinic Model Regional/Local with Unified 100% owned clinic model enables unified branding Brands National Brand Clinics 553 875 Large, independent pure-play PT operator that is unique in the equity markets States 39 25 Well diversified across multiple states and payors Revenue growth supported by strong industry tailwinds and accelerated by “gold ’22E Revenue $487 $903 standard” de novo program (2) ’22E Adj. EBITDA $79 $175 Scale and modernized infrastructure support strong operating leverage (2) ’22E Adj. EBITDA 16.2% 19.3% Stable margin profile expected to drive strong cash flow conversion Margin ___________________________ Source: Public filings and FactSet. Note: USPH consensus estimates as of 2/18/21. 1. USPH is the only publically traded, pure-play outpatient PT provider in the market today. 2. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. © 2021 ATI Holdings, LLC 35 35

# Strong Current Sponsor With a Track Record in Healthcare

Advent International
GLOBAL PRIVATE EQUITY

**Key Investment Criteria in Healthcare**

★ Clear value proposition for payors or providers

★ Proven technology or science

**Selected Healthcare Investments**

AccentCare, ATI Physical Therapy, Cotiviti, Definitive Healthcare, Genoa Healthcare, RxBenefits, Syneos Health

**Case Study: Cotiviti**

Connolly, iHealth Technologies → Cotiviti

1. As of 9/30/2020.

© 2021 ATI Holdings, LLC

36

Strong Current Sponsor With a Track Record in Healthcare Selected Healthcare Investments — Advent International is one of the largest and most experienced global private equity firms (1) § ~$66bn assets under management (1) § ~470 employees and investment professionals — Healthcare is a core sector for Advent – Advent has a long history of success in the space and has made over 45 investments across 17 counties Case Study: Cotiviti Key Investment Criteria in Healthcare — Initial investment in Connolly in 2012 ê Clear value proposition for payors or providers — Created Cotiviti through merger of Connolly and iHealth in 2014 ê Opportunities to drive operational improvements and / or buy-and-build strategies — IPO’d in May 2016 at $19 per share ê Proven technology or science — Verscend acquired Cotiviti for $44.75 per share (135% above IPO price) in August 2018 ___________________________ 1. As of 9/30/2020. © 2021 ATI Holdings, LLC 36 36Strong Current Sponsor With a Track Record in Healthcare Selected Healthcare Investments — Advent International is one of the largest and most experienced global private equity firms (1) § ~$66bn assets under management (1) § ~470 employees and investment professionals — Healthcare is a core sector for Advent – Advent has a long history of success in the space and has made over 45 investments across 17 counties Case Study: Cotiviti Key Investment Criteria in Healthcare — Initial investment in Connolly in 2012 ê Clear value proposition for payors or providers — Created Cotiviti through merger of Connolly and iHealth in 2014 ê Opportunities to drive operational improvements and / or buy-and-build strategies — IPO’d in May 2016 at $19 per share ê Proven technology or science — Verscend acquired Cotiviti for $44.75 per share (135% above IPO price) in August 2018 ___________________________ 1. As of 9/30/2020. © 2021 ATI Holdings, LLC 36 36

# 2020 Expected Performance vs. Budget

*($ in millions)*

| | 2020 Plan Pre-COVID | 2020E | *vs. 2020 Plan* | 2021E | *vs. 2020 Plan* |
|---|---|---|---|---|---|
| Visits (in '000s) | 6,813 | 4,696 | *(31%)* | 5,977 | *(12%)* |
| **Revenue** | **$840** | **$591** | ***(30%)*** | **$731** | ***(13%)*** |
| **Adjusted EBITDA** [1] | **$147** | **$64** | ***(56%)*** | **$119** [2] | ***(19%)*** |
| *% margin* | *17%* | *11%* | | *16%* | |
| **Adjusted EBITDA** [1] **(w/ CARES Act)** | **$147** | **$155** | ***5%*** | | |
| *% margin* | *17%* | *26%* | | | |

*© 2021 ATI Holdings, LLC*

37

ATI PHYSICAL THERAPY

2020 Expected Performance vs. Budget ($ in millions) 2020 Plan vs. 2020 vs. 2020 Pre-COVID 2020E Plan 2021E Plan Visits (in '000s) 6,813 4,696 (31%) 5,977 (12%) Revenue $840 $591 (30%) $731 (13%) (1) (2) $147 $64 (56%) $119 (19%) Adjusted EBITDA % margin 17% 11% 16% COVID volume disruption (1) $147 $155 5% Adjusted EBITDA (w/ CARES Act) expected to continue into 2021 before returning to normal by 2022 % margin 17% 26% Including the CARES Act proceeds, we will end the year above our original plan, driven by our rapid responses to COVID and acceleration of staffing initiatives ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Includes ~$3mm of estimated public company costs. © 2021 ATI Holdings, LLC 37 372020 Expected Performance vs. Budget ($ in millions) 2020 Plan vs. 2020 vs. 2020 Pre-COVID 2020E Plan 2021E Plan Visits (in '000s) 6,813 4,696 (31%) 5,977 (12%) Revenue $840 $591 (30%) $731 (13%) (1) (2) $147 $64 (56%) $119 (19%) Adjusted EBITDA % margin 17% 11% 16% COVID volume disruption (1) $147 $155 5% Adjusted EBITDA (w/ CARES Act) expected to continue into 2021 before returning to normal by 2022 % margin 17% 26% Including the CARES Act proceeds, we will end the year above our original plan, driven by our rapid responses to COVID and acceleration of staffing initiatives ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Includes ~$3mm of estimated public company costs. © 2021 ATI Holdings, LLC 37 37

Adjusted EBITDA Reconciliation (1) 2018A 2019A 2020E ($ in millions) (2) Income (Loss) Before Income Taxes ($42) ($19) $21 Net Income Attributable to Non-Controlling Interests (4) (4) (5) (2) Interest Expense, Net 73 77 69 Depreciation & Amortization 38 39 40 EBITDA $65 $93 $125 (3) Business Optimization 14 18 10 (4) Reorganization and Severance 7 8 7 (5) Transaction and Integration Costs 1 5 5 (6) Pre-Opening De Novo Costs 4 2 2 Stock-Based Compensation 3 2 2 (7) Lease Buyouts - - 4 Adjusted EBITDA $94 $128 $155 (8) SG&A 64 74 63 (8) Non-Controlling Interest 4 4 6 (9) Other Expense / (Income) - - (92) Clinic Contribution $162 $206 $132 ___________________________ 1. Reflects estimated financial results for fiscal year 2020. This information is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Actual results may differ materially from the information presented. 2. Excludes the impact of certain SEC Regulation S-X step-up adjustments such as interest expense associated with preferred stock. Interest expense associated with preferred stock does not have an impact on EBITDA, Adjusted EBITDA or Clinic Contribution. 3. Includes various business costs and investments, including executive search, RCM replatforming, technology enhancements and other one-time platform modernization expenses. 4. Includes initiatives in clinical labor model, reorganization and delayering of operations management structure, and cost alignment initiatives resulting in one-time severance and consulting costs. 5. Represents costs related to the proposed transaction, acquisitions and acquisition-related integration, and consulting and planning costs related to preparation to operate as a public company. 6. Includes renovation, equipment, and marketing expenses incurred before the launch of a new clinic. 7. Charges related to lease buyout of corporate facilities no longer in use. 8. 2018-2020 SG&A and Non-Controlling Interest are normalized to exclude non-recurring items. 9. Associated with ~$91.5mm of HHS Provider Relief Fund income. © 2021 ATI Holdings, LLC 38 38Adjusted EBITDA Reconciliation (1) 2018A 2019A 2020E ($ in millions) (2) Income (Loss) Before Income Taxes ($42) ($19) $21 Net Income Attributable to Non-Controlling Interests (4) (4) (5) (2) Interest Expense, Net 73 77 69 Depreciation & Amortization 38 39 40 EBITDA $65 $93 $125 (3) Business Optimization 14 18 10 (4) Reorganization and Severance 7 8 7 (5) Transaction and Integration Costs 1 5 5 (6) Pre-Opening De Novo Costs 4 2 2 Stock-Based Compensation 3 2 2 (7) Lease Buyouts - - 4 Adjusted EBITDA $94 $128 $155 (8) SG&A 64 74 63 (8) Non-Controlling Interest 4 4 6 (9) Other Expense / (Income) - - (92) Clinic Contribution $162 $206 $132 ___________________________ 1. Reflects estimated financial results for fiscal year 2020. This information is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Actual results may differ materially from the information presented. 2. Excludes the impact of certain SEC Regulation S-X step-up adjustments such as interest expense associated with preferred stock. Interest expense associated with preferred stock does not have an impact on EBITDA, Adjusted EBITDA or Clinic Contribution. 3. Includes various business costs and investments, including executive search, RCM replatforming, technology enhancements and other one-time platform modernization expenses. 4. Includes initiatives in clinical labor model, reorganization and delayering of operations management structure, and cost alignment initiatives resulting in one-time severance and consulting costs. 5. Represents costs related to the proposed transaction, acquisitions and acquisition-related integration, and consulting and planning costs related to preparation to operate as a public company. 6. Includes renovation, equipment, and marketing expenses incurred before the launch of a new clinic. 7. Charges related to lease buyout of corporate facilities no longer in use. 8. 2018-2020 SG&A and Non-Controlling Interest are normalized to exclude non-recurring items. 9. Associated with ~$91.5mm of HHS Provider Relief Fund income. © 2021 ATI Holdings, LLC 38 38

Exhibit 99.3

ATI Physical Therapy – Investor Presentation Transcript

Fortress Value Acquisition Corp. II & Advent-Backed ATI Physical Therapy

Merger Announcement

February 22, 2021

CORPORATE PARTICIPANTS

Drew McKnight, Chief Executive Officer, Fortress Value Acquisition Corp. II

Labeed Diab, Chief Executive Officer, ATI Physical Therapy

Joseph Jordan, Chief Financial Officer, ATI Physical Therapy

PRESENTATION

Drew McKnight:	Welcome everyone. My name is Drew McKnight, CEO of Fortress Value Acquisition II.

We’re very pleased to announce today the merger between Fortress Value Acquisition II and ATI Physical Therapy.

We are extremely excited about the opportunity to work together with this great management team and Advent. I’ll turn it to Labeed and Joe for quick introductions.

Labeed Diab:	Thanks, Drew. My name is Labeed Diab and I have the pleasure of leading our organization as CEO. I started with our company in February of 2019, after spending a significant portion of my career in the pharmacy and drugstore industry; organizations like Walmart, as President of Health and Wellness for the U.S., and at Humana as President of Pharmacy Solutions where pricing, and cost pressures changed the competitive landscape, and reshaped the industry.

Those same, exact forces are impacting the PT industry now, and I have navigated this exact situation before, and successfully grew market share. I am thrilled to be here, and excited to share our story, and the journey we’re about to take. Joe, let me turn it over to you.

Joseph Jordan:	Thank you, Labeed. As Labeed mentioned, my name is Joe Jordan. I am the CFO of ATI. I joined the company in 2018. During my tenure here, I have been heavily focused on building up our infrastructure and setting up our scalable support platform.

I believe that our Platform allows us to take advantage of the growth opportunities in front of us as it relates to M&A, and as it relates to De Novos.

The infrastructure that we put in place is paying great dividends for us and it’s something that personally excites me about ATI’s future.

That’s a little bit about my background. And with that, let me turn it back to Drew to talk a little bit about Fortress’ involvement.

Drew McKnight:	Thanks, Joe, and thanks, Labeed. Moving past slide 3, onto slide 4, here’s a brief overview of the Fortress SPAC business, this is actually our third SPAC that we’ve sponsored. The previous two have both completed mergers, the first, Mosaic Acquisition, merged with Vivint Smart Home early last year in 2020, and has seen great share price performance.

And our second SPAC, Fortress Value Acquisition I, merged with MP Materials later last year in November, and is also seeing strong stock performance.

ATI Physical Therapy – Investor Presentation Transcript

We view the SPAC business as a core tenant within our credit work stream, and as an equity capital solution in situations where we are familiar with the company, yet they’re looking for a different type of solution.

And we believe ATI fits that bill perfectly. We’ve actually been involved in ATI going back to 2010 with two previous sponsors

Moving onto slide 5, let’s talk about the transaction. We’re incredibly excited about ATI and the purchase price that we’re going in at. At 14 times EBITDA, we believe we’re at a healthy discount to the clear comp USPH, as well as other high value, high growth businesses that we believe ATI ultimately will outperform.

Advent International, the current sponsor is not selling any shares and rolling their entire stake. The management team is also rolling their entire stake. Furthermore, Fortress has agreed to defer our entire promote into an earn-out structure, aligning us with the public shareholders and PIPE investors.

We believe this strong alignment is incredibly important and sets us up for success over the long-term, and is a sign of our confidence, Advent management team, and Fortress all have in the business. With that, let’s move onto slide 6 and hear from Labeed about the investment thesis.

Labeed Diab:	Thanks, Drew. This slide sets the context for the remainder of the deck that we’re going to cover. This is what gets me excited on a day in and day out basis. I would like to go through the eight buckets, and then we’ll dive into a bit more detail.

First of all, we are a part of a very large, growing industry that we believe is on the right side of healthcare. And what do I mean by the right side of health care? We offer an alternative in physical therapy that is a lower cost versus MRIs and CAT scans; lower cost versus prescriptions and drugs, like opioids; and definitely, lower costs versus surgeries and long hospital stays.

Number two, we have an industry-leading platform that is driving differentiated outcomes. And you’ll see later in the deck that through the utilization of data and analytics, and external validation, our outcomes stand out versus the industry benchmarks.

Number three, we have very strong historical growth and momentum. And that’s come by way of same store growth De Novo growth, and M&A.

Fourth, we have a unified brand with local market strategy delivering same clinic growth. Having one name, one brand across the entire, almost 900 clinics is a differentiator in this industry, and a differentiator when compared to our publicly traded competitors.

ATI Physical Therapy – Investor Presentation Transcript

I believe this is important for our patients; important for our referral resources; and it is becoming clearly evident, very important to the payers.

Next, we will talk about our De Novo program. We’ve opened more than 300 clinics since 2016 through our De Novo program, and we have identified an additional 900 clinics that can be opened over the next ten years, which Joe will talk about later.

Number 6, is M&A, Joe will discuss our M&A platform and why we will be the acquirer of choice. We did over 50 acquisitions between 2010 and 2016, at which point we started investing in our platform, slowed our M&A, and focused on our De Novos.

But we are now ready and primed, and we believe we will be the acquirer of choice for M&A opportunities.

Next, we’ll talk about some significant opportunities that are helping us accelerate growth. Some of those are strategic partnerships, some of those are expanding our offering in terms of the type of physical therapy that we’re offering in our clinics.

And then last but not least, I will touch on our extremely experienced and public-ready management team.

Moving to slide 8, I’d like to talk about why we are the premier outpatient physical therapy platform. If you look at the left-hand side, we are the largest single-branded physical therapy provider by clinic count that is wholly owned across 25 states with almost 900 clinics.

We have a purpose built EMR that helps our clinicians avoid compliance and billing risks. This EMR also has a database of over two million unique patient cases measuring outcomes.

And that’s critical because our treatment protocols are guided by our EMR. So whether you’re being seen in the East Coast, the West Coast, South, or Central, you have access to the exact same optimized treatment protocols based on real world evidence from over two million unique patient cases that allow our therapists to deliver a high standard of care that exceeds the knowledge and experiences of any one individual clinician. Again, this is different than our competitors and different than anyone in the industry.

In our clinics, we use a team-based care approach model. We work with our physical therapists, our physical therapy assistants, and our operation support specialists to deliver quality care.

ATI Physical Therapy – Investor Presentation Transcript

So when you come into one of our clinics, you may be seen by a physical therapist or by a physical therapy assistant, depending on the complexity of the situation, and the treatment models that you need in correlation with the referring physician.

Next, something that we’re extremely proud of is we were certified as a Great Places to Work. Our organization has a fantastic culture, a very high retention, low turnover. When I joined the organization a couple years ago, I saw something special, and we wanted that validated. So we brought in Great Places to Work to validate.

The lower left-hand quadrant of the slide just shows you our diversified payer mix, roughly 50% commercial, 25% Medicare and Medicaid, and 25% worker’s comp, and other. Another highlight on this page that we’re proud of is our Net Promoter Score. The consumer has a choice of where they want to go, and they demand great service.

And I am extremely proud of the fact that we had a 79 NPS which is rare in this industry or any industry. I’m very proud of the team, and very proud of this accomplishment.

Turning to slide 9, I want to focus your attention on a couple of things. First of all, the red bubble at the bottom of the slide is our core addressable market. The outpatient PT industry is a large industry at $22 billion. When looking at the top ten players in this industry, whether public, or privately held, collectively, they operate less than 15% of all clinics.

There is a significant upside for ATI to continue to grow. The other thing that is intriguing, and something that I’m personally very excited about is the broader circle, the musculoskeletal treatment, $300 to $400 billion. There is a significant opportunity for our company as the industry continues to shift towards outpatient care to capture spend from this bubble.

When you use physical therapy as a first-line and a first line of treatment, it is a very cost-effective care model. And it will be increasingly important, and I’ll show you later how we’re shifting some of the spend into the outpatient PT industry. Again, it’s something that we’re very excited about.

On the right hand of the slide, you’ll see that when PT is used as a first line for lower back pain, for example, research finds that the probability of an ER visit decreases by 15%, the utilization of advanced imaging services decreases by 28%, and the probability of having an opioid prescription decreases by almost 90%.

ATI Physical Therapy – Investor Presentation Transcript

So again, very critical as we continue to educate our patients, our referral resources, that PT can reduce costs, improve outcomes, and be a very critical component of the healthcare ecosystem.

If we go to slide 10, you’ll see here, we are leading the evolution of the industry. On the left-hand side of the slide, the industry sits in physical therapy 1.0. Physician refers the patient, they give siloed care, and it’s a fee-for-service.

On the right-hand side of the slide, ATI is at physical healthcare 2.0. There are four focuses for us. Number one is a consumer driven healthcare, the consumer has a choice, and they’re voting where to go.

And I couldn’t be more proud of the service that we provide. And you see our CareWire ratings, our Google ratings, and you heard me mention our NPS scores.

Number two, we’re offering an integrated care delivery model and team-based care. You come into our clinic, and depending on the complexity of your injury, you could be seen by a physical therapist. If it’s less complex, you could be seen by a PTA, or it could be an OSS. Again, deep operating, team-focused performance, that is connected to the physicians, and therapists that we work with.

Third, upfront, conservative care. This is all based on data and clinical guidelines supported by real-world evidence. So when you walk into one of our clinics, the treatment models are consistent across every one of our clinics from East to West to South.

Last but not least is the fee-for-outcomes. This is unique to the industry. Our EMR has a database of over two million cases, and we have superior outcomes versus the industry. This is becoming extremely meaningful for payers and for physicians.

This slide talks about what we’ve done over the last three years to make sure that our platform is built for scalability. Between 2017 and 2018, we invested in our systems. We now have a very stable, reliable system that is performing, executing seamlessly, and ready for growth. We enhanced our back-office processes and controls which positions us to scale; and invested in our rev cycle management function to position us for growth.

Between 2018 and 19, we invested in people, vertically and horizontally across the entire organization from the executive leadership down to our clinic level. We improved our De Novo infrastructure, and you’ll hear Joe talk about that. we also invested and enhanced our go to market sales and market capabilities.

ATI Physical Therapy – Investor Presentation Transcript

In 2020, we invested in clinical optimization. This is when COVID hit and the highlight that I’ll share with you here is within four weeks of COVID hitting, we launched and introduced ATI Connect, our telehealth offering. And since its inception, we’ve seen over 36,000 visits in our telehealth offering.

Now, I want to be very clear, this does not replace the in-clinic hands-on approach to treat and get a patient well. But this gives them the choice, if they are not comfortable because of COVID, if they are busy, and they can’t come in for their visit, that they have an opportunity to go through telehealth, or get diagnosed through telehealth.

This is a very busy slide but it’s important for me to ground you on the fact that our platform is delivering great and differentiated outcomes. I referenced our EMR. Our EMR takes billing and compliance risk away, focusing our clinicians on their patients, allowing them to practice at the top of their license, and again, delivering consistent treatment models.

In the middle of the page, you see a sample of a clinician scorecard. Because of our EMR, and because of the data, because of our focus on superior outcomes, we actually produce a clinician scorecard for every one of our employees across the country, showing them how they measure versus our protocols, and the outcomes that we expect. We also produce these clinical scorecards for our physicians, which creates a really close connectivity when we think about team-based care.

In the lower quadrant, you’ll see some examples of what we call clinic performance analytics. We have tools that allow us to track and report KPIs at the clinic level and at the clinician level, including productivity, quality, and outcomes. Our data allows us to run the business, and continue helping our clinicians run the business through the mission and margin aspect of being an operator.

All that leads us to the right-hand side of the slide, and you see there, our superior clinical outcomes, and the benchmarks versus the industry. And we highlight here, just the back, the shoulder, and the knee.

You can see where ATI outperformed the industry. That becomes critically important and a very significant value prop to all stakeholders, from a patient perspective, to provider perspective, and definitely to a payer.

Let’s go to slide 13, and just continue the dialogue on payers, and how we’re leveraging the value prop to drive results with payers. It starts with people. We went out in the last year and a half and hired some industry experts. Joe Zavalishin, who is a member of my team, is a 25-year veteran that led payer operations for Optum, Walgreens, and Aetna.

ATI Physical Therapy – Investor Presentation Transcript

And then, in 2020, we complemented his team by bringing on Amber Compton, who is a 30-year veteran in the payer industry between Express Scripts and Walgreens. Very proud of the team and very proud of the work that they’re doing.

When we think about the value proposition for payers, it is exactly what ATI is doing, and that’s why we are excited about the fact that we can now go have conversations with commercial payers and government payers around value-based outcomes. When you think about what the payers are demanding, they’re demanding customer satisfaction, great outcomes, and lower cost.

We have a very high customer satisfaction score, As I mentioned before, our NPS is at 79.

Number two is we have a large and a growing proprietary database with over two million unique patient cases that demonstrate outcomes and produce data compared to the industry averages. We have consistency in care. And then last but not least, we are a lower cost modality and have the capability and infrastructure to take on MSK risk. And I’ll show you an example and a case study of that shortly.

This is just a snapshot of our leadership team. I’ve been working for 30 years in healthcare and healthcare services, and this is the strongest team that I’ve ever worked with and compiled. Our team is deep, and experienced, and public-ready for this next journey of our company.

Let’s now shift, and start talking about the three pillars of growth, and the strategy that is driving our robust growth. Our pillars of growth are; same clinic growth, De Novos, and M&A opportunities. I will talk about how we drive same store clinic growth and Joe will discuss buckets number two and three.

If we go to slide 17, we have a track record of driving strong same clinic volume growth. We have developed strategies at the local level that are very customized to unique conditions and opportunities in respective localities.

Our sales and marketing teams spend a significant amount of time driving referrals and increasing conversion rates by the use of data and analytics. We have a multi-channel approach to driving clinic volumes, and our systems and staffing models maximize clinic level productivity.

And you can see on the right-hand side, we have laid out our same clinic volume growth as we compare ourselves to our publicly traded competitor, USPH. We are extremely proud of these volumes and the same clinic growth.

ATI Physical Therapy – Investor Presentation Transcript

If we go to slide 18, we continue to share with you some multi-channel same clinic volume funnels. When we think about providers, as I talked about the physicians, and the referral resources, we’ve had very hyper-local strategies with analytics that identify incremental referral opportunities. We have a data driven approach to coverage based upon MD opportunity.

I know, the map below is very hard to see. But I just want you to be oriented to the fact that we use extreme precision, a lot of data, and analytics in terms of our referral resources.

In the middle of the page, just to touch on consumers, we have very convenient clinics at highly attractive retail locations. We offer extended hours, it’s important that the patient has the ability to see their provider when they want based on convenience. So we no longer serve the patient just on a Monday through Friday, 9:00 to 5:00 basis, like a lot of healthcare service providers, but at ATI, you can be seen in the evening, and you can be seen on the weekends.

And again, we believe our superior reputation management between our Google star ratings, our CareWire ratings, and NPS are extremely important to the consumer.

The third bucket that’s exciting is the direct-to-employer opportunity. And this is something that is very new for the industry, and fairly new to ATI. But this is aimed at helping self-insured employers decrease that MSK spend by encouraging patients to use PT first.

So if you remember that big red bucket that we talked about, the $300 to $400 billion; and shifting that customer to the outpatient retail model. And this is something that we’ve embarked on that we do not believe anyone else in the industry is currently doing. And if I can take us to slide 19, I will spend a few minutes here detailing what that means.

We call this program ATI FIRST. It is a direct-to-employer self-insured opportunity. Value-based arrangements like ATI FIRST are a significant opportunity for us. And we think risk bearing entities like payers and self-insured employers are looking for these exact programs across all segments of care delivery.

As I mentioned, we think no one in the PT industry is capable of taking such risks because no one else is structured or positioned to execute in any substantive way against this opportunity. We believe we are the only organization that has the platform and tools to make this work. We have a national presence with local density and a De Novo capability to add where warranted.

ATI Physical Therapy – Investor Presentation Transcript

Second, we’re a wholly owned network model with an ownership structure that doesn’t create in-market competitive dynamics. And by that, I mean, because we’re wholly owned, our clinics are all under one name, one brand, and our locations don’t compete with each other. We have a unified national brand that reduces confusion and friction for employees and for program participants, and we have a common EMR.

If I can focus your attention to the middle of the page, we have demonstrated saving through this case study, and an example of an organization that we partnered with in the Midwest to deliver the right access for the right care at the right time. We saved this organization an estimated $9.4 million in one year.

And you see the breakdown, that was an 8% decrease in MRI spend, over a million dollars; a 68% decrease in surgical and injection spend; and almost a 30% reduction in total cost of physical therapy claims. This is a significant value to ATI and I believe represents a very significant opportunity in the industry. It’s something that I’m extremely excited about.

Let’s go to slide 20, I just want to touch on a few other opportunities that are helping us and will continue to help us drive same store clinic growth. On the left-hand side, we’ve embarked on something that we’re calling Xperience ATI. And this is basically the digitalization process of the front end.

I think all of you have experienced going to a healthcare service provider, whether it’s your primary care physician, your dentist, your optometrist, and you’ve been a patient for the last two years. But when you walk into that visit, they act like they’ve never seen you before. And so, what we’re doing is we’re digitalizing that process to create a seamless and customer friendly experience.

So when you walk in, all of that has been taken out of the way, performed on your phone, performed on a device. And when you walk in, you’re there to see a clinician, giving you more time with a professional, and giving them more time to practice at the top of their license.

Earlier I referenced our telehealth ATI Connect offering. This is something that we’re very excited about. Again, to be clear, this doesn’t replace the importance of being seen in the clinic but it gives us the ability to deploy in regions without a physical location, but where we have a statewide payer contract.

And the state of Texas is a perfect example of that. We operate today with clinics in Dallas, San Antonio, and in Austin but not in Houston. Yet we are seeing patients through our ATI Connect and telehealth offering in the city of Houston.

ATI Physical Therapy – Investor Presentation Transcript

From a new channel’s perspective, we have demonstrated benefits to other medical specialties. So we’re working with oncologists, and working with limb loss organizations to be the provider of choice for therapy. And again, this is the expansion of our offering inside of an ATI clinic. That way, we are comprehensive and keeping that patient inside for all of their needs.

And then, the last thing I’ll focus your attention on is the very right-hand side of the slide, the physical healthcare 2.0 partnerships. I am very excited about partnering with retail and payer organizations. These retailers have built out these healthcare hubs where they’re bringing in primary care, imaging, dentistry and optical.

And we feel like there’s a significant opportunity for us to integrate and be a part of those healthcare hubs.

With that, let me turn it over to my partner, Joe, to walk you through a few things, but in particular, De Novo and M&A.

Joseph Jordan:	Thanks, Labeed. Labeed introduced the three core pillars of growth for ATI; and provided detail surrounding the many ways we drive same clinic growth.

The second core pillar, which I’ll cover is the De Novo program.De Novos have been an important pillar of growth throughout ATI’s history. It is certainly something that has separated us from our peers and I believe provides us with a competitive advantage as we move forward.

On slide 21, we show a snapshot of our De Novo history since 2016. Over that period of time, we have successfully launched approximately 300 De Novos. Those De Novos have demonstrated consistent and predictable growth with compelling unit economics which demonstrates ATI’s proven track record of driving growth and value creation through De Novos. Our track record is part of what provides us confidence in the future, as we seek to continue to drive growth through this core pillar.

As we turn to slide 22, I will go a click deeper into the economics of our De Novos. The graphs at the bottom of slide 22 illustrate the De Novo ramp curve by cohort, and demonstrate the high level of consistency and predictability across cohorts that I previously mentioned.

Additionally, with implied multiples of approximately two times, we think that De Novos are an extremely attractive use of capital that drives value creation to our shareholders. It is why De Novos have been such an important part of our growth, historically, and why we believe De Novos will continue to be an important part of our growth in the future.

ATI Physical Therapy – Investor Presentation Transcript

Turning to slide 23, I will discuss our process for identifying De Novo sites. At its core, our process is deeply rooted in analytics and involves a cross functional connection. We utilize our operators, who get feet on the ground, touching, and feeling the proposed sites. We also involve HR, from a human capital perspective, sales and marketing from a go to market strategy, finance, and of course, our De Novo team.

We’ve built up proprietary tools over time, and we’ve integrated several data sets into our process. Those data sets are represented by the bubbles on the left-hand side of slide 23. We use the data we have and the tools that we’ve built to inform our market prioritization at the macro level. What markets do we want to go into? And from there, we hone in at the micro level to get down to site selection. And when we get to the micro level, we’re ultimately looking at one by one square mile geocodes.

We are considering data related to population density, demographics, PT utilization in the area... Where is the competition and what gaps exists in the geocode?

As we hone in on the specific site, we get all the way down to the traffic patterns on the roads that we’re considering putting a De Novo. All of that is to say that our process is extremely granular and analytically driven, and enhanced by the strong cross functional connection we have built.

Our process is why we’ve been so successful in the past, and provides us confidence in our continued success in the future as we open more De Novos.

Turning to slide 24, we’ve utilized the tools in the process I just discussed, to identify the whitespace in front of us. And using those tools, we’ve identified nearly ten years of whitespace and approximately 930 future clinics in existing regions and new regions within current states. This does not contemplate our entry into new states.

We have a tremendous amount of whitespace in front of us to continue to drive growth. De Novos are part of our DNA at this point. We are actively sourcing De Novos each and every day. For 2021, we have approximately 120 De Novos sourced, our current business plan contemplates opening 75 clinics this year.

Overall, as I reflect on De Novos, the significant whitespace opportunity in front of us and our demonstrated track record of success gives us as a team a great deal of confidence in continuing to drive future growth through the De Novo process.

ATI Physical Therapy – Investor Presentation Transcript

Let’s turn to slide 25, and I’ll talk about the third pillar of growth, M&A, which has been and continues to be an important pillar of growth for ATI. As you can see on the left-hand side of slide 25, the PT industry remains highly fragmented.

There are a number of local and regional operators, as well as middle market PE backed companies; and of course, our public competitor USPH, ATI, and then Select Medical which isn’t a pure play PT provider, but does have outpatient PT. Overall, the market dynamics provide significant opportunity to acquire middle market businesses, as well as local and regional players.

The platform that we’ve built at ATI, the footprint we have nationally, and the brand name – as Labeed mentioned, we’re the largest single branded PT provider in the country – makes us an acquirer of choice, and it provides us an advantage when it comes to M&A.

Throughout our history, ATI has leveraged M&A significantly to build up our platform, about half of our clinics have come through M&A with the other half coming from De Novos. Over the past few years, we focused on building up our infrastructure so that we can scale even more efficiently as we continue to execute upon growth in the future.

At the same time, we also built up our M&A team, and that team is having ongoing discussions with numerous targets in our pipeline.

With the platform we have built, and the experienced team we have in place, ATI will be able to take on M&A and grow very efficiently. While M&A is not something that we’ve built into our models, coming out of this transaction, we expect to have a conservative capital structure in place that provides us with the flexibility to execute upon M&A opportunities, and further accelerate growth.

Next, let’s turn to the financial summary, and move to slide 27. Slide 27 outlines our growth since 2017, and projects out through 2022. Overall, as I’ve mentioned, we spent 2018 and 2019 investing in, and building up our scalable infrastructure. Over that period of time, our focus was on organic growth, which meant driving same store, and De Novo growth.

As you can see on the charts, we were able to successfully grow the top line organically, and at the same time, expand our margins because of the investments that we had made in our infrastructure. We continued our momentum in early 2020, driving further growth in the business.

When COVID hit, COVID certainly created a disruption in our business. There was a slowdown in elective surgeries, less overall activity, sports were canceled, people weren’t going to gyms. Of course, there was an impact to PT, and our volumes significantly declined.

ATI Physical Therapy – Investor Presentation Transcript

Our volumes have been steadily climbing back towards normal throughout 2020. We are not back to normal yet. We expect to see our volumes return to normal in 2021, and a timely rollout of COVID 19 vaccinations will be a big driver. As we exit 2021 and move to 2022, we are excited about continuing the momentum we had pre-COVID, and taking advantage of our scalable support platform as we continue to grow.

Turning to slide 28, this slide provides a bridge to 2022. Ultimately, we get from 2019, the last year of normal operations pre-COVID to 2022, $175 million of Adjusted EBITDA, by leveraging the three pillars of growth that Labeed and I previously discussed.

We expect continued same store growth to be driven through targeted marketing, operational efficiencies, and driving team-based care. And in addition to that, there will be a short-term benefit from the ramp of 2018 and 2019 De Novos that did not have the opportunity to mature because of COVID.

Additionally, as I already covered, we expect to see continued growth from new De Novos.

Additionally, not built into this model but a very real opportunity for us is M&A. I will skip over slide 29, as it provides simply a summary of the historical and projected financials, and turn to the last section, transaction overview, and move to slide 31.

Slide 31 lays out transaction details.

There are a few things that I’d like to highlight on this slide. We valued ATI at a 14 times multiple, which is an attractive multiple when compared to our public competitors; and at 2022 Adjusted EBITDA of $175 million, results in an enterprise value of approximately $2.5 billion. Through the transaction we are raising cash from the SPAC of $345 million, and a PIPE investment of $300 million. Our existing preferred holders are also rolling a significant portion of their equity into common stock given the attractive valuation.

We are utilizing the capital raised from the transaction primarily to de-lever our balance sheet. As Drew mentioned earlier, we are not taking cash out of the business, but ultimately driving down our overall debt load. Our pro forma total debt coming out of the transaction will be $470 million which results in a 2021 net leverage ratio of 3.1 times.

And as we return to normal in 2022, we expect to naturally de-lever to 2.1 times. The conservative capital structure coming out of the de-SPAC, is designed to provide us with flexibility, and an opportunity to further accelerate growth.

ATI Physical Therapy – Investor Presentation Transcript

The bottom right-hand side of the chart simply lays out the pro forma ownership. The one thing that I would hit on here, which Drew touched on earlier is the deferral of founder shares, which points to the confidence that Fortress has in ATI’s ability to grow and continue to create value as a public company.

So with that, I’ll turn it back over to Drew to talk through the last few slides.

Drew McKnight:	Thanks, Joe, moving onto slide 32. When we look at the public companies, we see a clear comp in USPH and we believe we see ATI at a clear discount to USPH. Ultimately, we believe we will earn a premium multiple, but we know and the management team knows, we need to earn that. We also see ATI being contributed by Advent at a clear discount to other applicable comps that are higher growth, higher value.

When you look at EV to 2022 EBITDA of 14 times, you look at the growth rate of mid-single digits on revenue, low to mid-teens, EBITDA growth, and almost 20% EBITDA margins, we think ATI stands out.

Furthermore, as Joe walked through, some of the embedded De Novo EBITDA growth that’s not in these numbers gives further upside. Layer on the M&A opportunities, and we think this sets up for a fantastic opportunity moving out of COVID and into the next one, two, and three years.

Moving onto slide 33, we touched on this alignment, but we don’t think this can be stressed enough. It was important to us when we first began talking with both ATI and with Advent that we figured out this alignment. We didn’t want the sponsor promote shares to get in the way from us merging with the business that we wanted to.

We feel our willingness to defer our promote aligns us with the public shareholders and investors. Furthermore, we think Advent contributing the asset at what we believe is a healthy discount to public comps further sets this up for success.

The incentive shares align us both in participating in the incremental upside with the PIPE and equity investors. With that, I’ll pass it back to Labeed to conclude the call.

Labeed Diab:	Thanks, Drew. Thanks, Joe, and thanks for taking the time to listen to our story. Again, I couldn’t be more excited about the journey that we’re taking our company on from being a privately held company to a publicly traded company. And if there are any questions or any dialog that we can clarify for you, don’t hesitate to reach out. Thanks and have a great day.

[END]

ATI Physical Therapy – Investor Presentation Transcript

Forward-Looking Statements

All statements other than statements of historical facts contained in this communication are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, the satisfaction of closing conditions to the potential transaction and the PIPE, the level of redemptions by Fortress Value Acquisition Corp. II’s, a Delaware corporation (“Parent”), public stockholders and the timing of the completion of the potential transaction, including the anticipated closing date of the transaction among Parent, Wilco Holdco, Inc., a Delaware corporation (the “Company”), and FVAC Merger Corp. II, a Delaware corporation and a direct, wholly-owned subsidiary of Parent (the “Business Combination”). These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the Company’s and Parent’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and Parent. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Parent is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the PIPE; (v) the risk that the proposed Business Combination disrupts current plans and operations of Parent or the Company as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed Business Combination; (viii) risks relating to the uncertainty of the projected financial information with respect to the Company and costs related to the proposed Business Combination; (ix) risks related to the rollout of the Company’s business strategy and the timing of expected business milestones; (x) the effects of competition on the Company’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against Parent, the Company or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by Parent’s public stockholders; (xiv) the ability of Parent’s or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed Business Combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in Parent’s final prospectus dated August 11, 2020 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of Parent’s filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Parent nor the Company presently know or that Parent and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Parent’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Parent and the Company anticipate that subsequent events and developments will cause Parent’s and the Company’s assessments to change. However, while Parent and the Company may elect to update these forward-looking statements at some point in the future, Parent and the Company specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing Parent’s and the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

ATI Physical Therapy – Investor Presentation Transcript

Additional Information About the Proposed Business Combination and Where To Find It

This communication is being made in respect of the proposed Business Combination involving Parent and the Company. Parent intends to file with the SEC a preliminary proxy statement relating to the proposed Business Combination, which will be mailed (if and when available) to its stockholders once definitive. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. Parent’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, the definitive proxy statement and any other documents filed, in connection with Parent’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed Business Combination and other matters, as these materials will contain important information about Parent, the Company and the proposed Business Combination.

When available, the definitive proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Parent as of the record date to be established for voting on the proposed Business Combination. Stockholders of Parent will also be able to obtain copies of the proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by Parent may be obtained free of charge from Parent at https://www.fortressvalueac2.com/sec-filings or upon written request to Parent at 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Investor Relations, or by calling (212) 798-6100.

Disclaimer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or an applicable exemption from the registration requirements thereof. This communication relates to a proposed Business Combination between Parent and the Company.

Participants in the Solicitation

Parent, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Parent’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Parent’s stockholders in connection with the proposed Business Combination will be set forth in Parent’s proxy statement when it is filed with the SEC. You can find more information about Parent’s directors and executive officers in Parent’s final prospectus dated August 11, 2020 and filed with the SEC on August 13, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in Parent’s preliminary and definitive proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Exhibit 99.4

Dear Customer/Referral Source,

On February 22, 2021, ATI and Fortress Value Acquisition Corp. II, a special purpose acquisition company, announced that they have entered into a definitive merger agreement. Upon closing of the transaction, the combined company will operate as ATI Physical Therapy, Inc. and plans to trade on the NYSE.

This is a major milestone in our growth as a leading healthcare organization. As a public company, we will have greater visibility and resources to extend our service offerings into a health-related treatment of musculoskeletal-related issues. While this is an important event for the future of our company, you will see little change in our day-to-day operations.

We remain committed to working closely with you to continue to deliver exceptional outcomes to our patients, while continuing to streamline operating processes as well as deepen our relationship.

We are excited about this new chapter in the story of ATI’s growth, which will benefit our company, our referral sources and the patients we serve across the U.S.

Thank you for being part of that story. If you have any questions, please do not hesitate to contact me at XXXXX.

Sincerely,

<NAME>

* * *

Forward-Looking Statements

All statements other than statements of historical facts contained in this communication are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, the satisfaction of closing conditions to the potential transaction and the PIPE, the level of redemptions by Fortress Value Acquisition Corp. II’s, a Delaware corporation (“Parent”), public stockholders and the timing of the completion of the potential transaction, including the anticipated closing date of the transaction among Parent, Wilco Holdco, Inc., a Delaware corporation (the “Company”), and FVAC Merger Corp. II, a Delaware corporation and a direct, wholly-owned subsidiary of Parent (the “Business Combination”). These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the Company’s and Parent’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and Parent. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Parent is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the PIPE; (v) the risk that the proposed Business Combination disrupts current plans and operations of Parent or the Company as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed Business Combination; (viii) risks relating to the uncertainty of the projected financial information with respect to the Company and costs related to the proposed Business Combination; (ix) risks related to the rollout of the Company’s business strategy and the timing of expected business milestones; (x) the effects of competition on the Company’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against Parent, the Company or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by Parent’s public stockholders; (xiv) the ability of Parent’s or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed Business Combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in Parent’s final prospectus dated August 11, 2020 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of Parent’s filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Parent nor the Company presently know or that Parent and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Parent’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Parent and the Company anticipate that subsequent events and developments will cause Parent’s and the Company’s assessments to change. However, while Parent and the Company may elect to update these forward-looking statements at some point in the future, Parent and the Company specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing Parent’s and the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where To Find It

This communication is being made in respect of the proposed Business Combination involving Parent and the Company. Parent intends to file with the SEC a preliminary proxy statement relating to the proposed Business Combination, which will be mailed (if and when available) to its stockholders once definitive. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. Parent’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, the definitive proxy statement and any other documents filed, in connection with Parent’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed Business Combination and other matters, as these materials will contain important information about Parent, the Company and the proposed Business Combination.

When available, the definitive proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Parent as of the record date to be established for voting on the proposed Business Combination. Stockholders of Parent will also be able to obtain copies of the

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proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by Parent may be obtained free of charge from Parent at https://www.fortressvalueac2.com/sec-filings or upon written request to Parent at 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Investor Relations, or by calling (212) 798-6100.

Disclaimer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or an applicable exemption from the registration requirements thereof. This communication relates to a proposed Business Combination between Parent and the Company.

Participants in the Solicitation

Parent, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Parent’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Parent’s stockholders in connection with the proposed Business Combination will be set forth in Parent’s proxy statement when it is filed with the SEC. You can find more information about Parent’s directors and executive officers in Parent’s final prospectus dated August 11, 2020 and filed with the SEC on August 13, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in Parent’s preliminary and definitive proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

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Exhibit 99.5

Dear Vendor,

On February 22, 2021, ATI and Fortress Value Acquisition Corp. II, a special purpose acquisition company, announced that they have entered into a definitive merger agreement. Upon closing of the transaction, the combined company will operate as ATI Physical Therapy, Inc. and plans to trade on the NYSE.

This is a major milestone in our growth as being a leading healthcare organization. As a public company, we will have greater visibility and resources to extend our service offerings into health-related treatment of musculoskeletal-related issues. While this is an important event for the future of our company, you can expect to see little change in our day-to-day operations.

We remain committed to working with our vendors to develop and implement solutions that continue to strengthen the services we provide patients, streamline processes with our referral sources and patients, and maintain our leadership position in delivering exceptional customer service offerings.

Throughout our growth, the relationships we have cultivated and the trust we have built with our vendors has been critical to our success. We are grateful for your continued support and look forward to seeing what we can accomplish together in this new chapter of ATI’s story.

If you have any questions, please do not hesitate to contact us at XXXXX.

Sincerely,

<NAME>

* * *

Forward-Looking Statements

All statements other than statements of historical facts contained in this communication are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, the satisfaction of closing conditions to the potential transaction and the PIPE, the level of redemptions by Fortress Value Acquisition Corp. II’s, a Delaware corporation (“Parent”), public stockholders and the timing of the completion of the potential transaction, including the anticipated closing date of the transaction among Parent, Wilco Holdco, Inc., a Delaware corporation (the “Company”), and FVAC Merger Corp. II, a Delaware corporation and a direct, wholly-owned subsidiary of Parent (the “Business Combination”). These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the Company’s and Parent’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and Parent. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Parent is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the PIPE; (v) the risk that the proposed Business Combination disrupts current plans and operations of Parent or the Company as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed Business Combination; (viii) risks relating to the uncertainty of the projected financial information with respect to the Company and costs related to the proposed Business Combination; (ix) risks related to the rollout of the Company’s business strategy and the timing of expected business milestones; (x) the effects of competition on the Company’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against Parent, the Company or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by Parent’s public stockholders; (xiv) the ability of Parent’s or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed Business Combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in Parent’s final prospectus dated August 11, 2020 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of Parent’s filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Parent nor the Company presently know or that Parent and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Parent’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Parent and the Company anticipate that subsequent events and developments will cause Parent’s and the Company’s assessments to change. However, while Parent and the Company may elect to update these forward-looking statements at some point in the future, Parent and the Company specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing Parent’s and the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where To Find It

This communication is being made in respect of the proposed Business Combination involving Parent and the Company. Parent intends to file with the SEC a preliminary proxy statement relating to the proposed Business Combination, which will be mailed (if and when available) to its stockholders once definitive. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. Parent’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, the definitive proxy statement and any other documents filed, in connection with Parent’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed Business Combination and other matters, as these materials will contain important information about Parent, the Company and the proposed Business Combination.

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When available, the definitive proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Parent as of the record date to be established for voting on the proposed Business Combination. Stockholders of Parent will also be able to obtain copies of the proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by Parent may be obtained free of charge from Parent at https://www.fortressvalueac2.com/sec-filings or upon written request to Parent at 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Investor Relations, or by calling (212) 798-6100.

Disclaimer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or an applicable exemption from the registration requirements thereof. This communication relates to a proposed Business Combination between Parent and the Company.

Participants in the Solicitation

Parent, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Parent’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Parent’s stockholders in connection with the proposed Business Combination will be set forth in Parent’s proxy statement when it is filed with the SEC. You can find more information about Parent’s directors and executive officers in Parent’s final prospectus dated August 11, 2020 and filed with the SEC on August 13, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in Parent’s preliminary and definitive proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

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Exhibit 99.6

Dear Partner,

On February 22, 2021, ATI and Fortress Value Acquisition Corp. II, a special purpose acquisition company, announced that they have entered into a definitive merger agreement. Upon closing of the transaction, the combined company will operate as ATI Physical Therapy, Inc. and plans to trade on the NYSE.

This is a major milestone in our growth as a leading healthcare organization. As a public company, we will have greater visibility and resources to extend our service offerings into a health-related treatment of musculoskeletal-related issues. While this is an important event for the future of our company, you will see little change in our day-to-day operations.

Not only is this an important event for the future of our company, it is also presents opportunities to possibly expand our partnerships and develop new value-added services in new markets and locations across our national footprint.

We anticipate a continued increase in demand for the solutions we provide following the end of the COVID-19 pandemic, and we look forward to working together with you to capture a growing number of business opportunities.

Throughout our growth, the relationships we have cultivated and the trust we have built with our partners has been critical to our success. We are grateful for your continued support and look forward to seeing what we can accomplish together in this new chapter of ATI’s story.

If you have any questions, please do not hesitate to contact us at XXXXX.

Sincerely,

<NAME>

* * *

Forward-Looking Statements

All statements other than statements of historical facts contained in this communication are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, the satisfaction of closing conditions to the potential transaction and the PIPE, the level of redemptions by Fortress Value Acquisition Corp. II’s, a Delaware corporation (“Parent”), public stockholders and the timing of the completion of the potential transaction, including the anticipated closing date of the transaction among Parent, Wilco Holdco, Inc., a Delaware corporation (the “Company”), and FVAC Merger Corp. II, a Delaware corporation and a direct, wholly-owned subsidiary of Parent (the “Business Combination”). These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the Company’s and Parent’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and Parent. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Parent is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the PIPE; (v) the risk that the proposed Business Combination disrupts current plans and operations of Parent or the Company as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed Business Combination; (viii) risks relating to the uncertainty of the projected financial information with respect to the Company and costs related to the proposed Business Combination; (ix) risks related to the rollout of the Company’s business strategy and the timing of expected business milestones; (x) the effects of competition on the Company’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against Parent, the Company or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by Parent’s public stockholders; (xiv) the ability of Parent’s or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed Business Combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in Parent’s final prospectus dated August 11, 2020 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of Parent’s filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Parent nor the Company presently know or that Parent and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Parent’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Parent and the Company anticipate that subsequent events and developments will cause Parent’s and the Company’s assessments to change. However, while Parent and the Company may elect to update these forward-looking statements at some point in the future, Parent and the Company specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing Parent’s and the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where To Find It

This communication is being made in respect of the proposed Business Combination involving Parent and the Company. Parent intends to file with the SEC a preliminary proxy statement relating to the proposed Business Combination, which will be mailed (if and when available) to its stockholders once definitive. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. Parent’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, the definitive proxy statement and any other documents filed, in connection with

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Parent’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed Business Combination and other matters, as these materials will contain important information about Parent, the Company and the proposed Business Combination.

When available, the definitive proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Parent as of the record date to be established for voting on the proposed Business Combination. Stockholders of Parent will also be able to obtain copies of the proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by Parent may be obtained free of charge from Parent at https://www.fortressvalueac2.com/sec-filings or upon written request to Parent at 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Investor Relations, or by calling (212) 798-6100.

Disclaimer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or an applicable exemption from the registration requirements thereof. This communication relates to a proposed Business Combination between Parent and the Company.

Participants in the Solicitation

Parent, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Parent’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Parent’s stockholders in connection with the proposed Business Combination will be set forth in Parent’s proxy statement when it is filed with the SEC. You can find more information about Parent’s directors and executive officers in Parent’s final prospectus dated August 11, 2020 and filed with the SEC on August 13, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in Parent’s preliminary and definitive proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

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